$1,250,000,000 CREDIT AGREEMENT Dated as of November 20, 2014 among WYNN AMERICA, LLC, as Borrower, THE SUBSIDIARIES OF BORROWER PARTY HERETO, as Guarantors, THE LENDERS PARTY HERETO, THE L/C LENDERS PARTY HERETO, DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, and DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent DEUTSCHE BANK SECURITIES INC. MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK FIFTH THIRD BANK SUNTRUST ROBINSON HUMPHREY, INC. THE BANK OF NOVA SCOTIA BNP PARIBAS SECURITIES CORP. SUMITOMO MITSUI BANKING CORPORATION and UBS SECURITIES LLC, as Joint Lead Arrangers and Joint Bookrunners, MORGAN STANLEY SENIOR FUNDING, INC. and BANK OF CHINA, LOS ANGELES BRANCH, as Arrangers, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED as Documentation Agent, and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK FIFTH THIRD BANK SUNTRUST BANK and THE BANK OF NOVA SCOTIA as Syndication Agents EXECUTION VERSION

-i- TABLE OF CONTENTS Page ARTICLE I. DEFINITIONS, ACCOUNTING MATTERS AND RULES OF CONSTRUCTION SECTION 1.01. Certain Defined Terms...................................................................................................................1 SECTION 1.02. Accounting Terms and Determinations .......................................................................................49 SECTION 1.03. Classes and Types of Loans .........................................................................................................49 SECTION 1.04. Rules of Construction ..................................................................................................................49 SECTION 1.05. Exchange Rates; Currency Equivalents .......................................................................................50 SECTION 1.06. Pro Forma Calculations ...............................................................................................................51 SECTION 1.07. Letter of Credit Amounts .............................................................................................................51 ARTICLE II. CREDITS SECTION 2.01. Loans ...........................................................................................................................................52 SECTION 2.02. Borrowings ..................................................................................................................................52 SECTION 2.03. Letters of Credit ...........................................................................................................................53 SECTION 2.04. Termination and Reductions of Commitment..............................................................................59 SECTION 2.05. Fees ..............................................................................................................................................60 SECTION 2.06. Lending Offices ...........................................................................................................................60 SECTION 2.07. Several Obligations of Lenders....................................................................................................61 SECTION 2.08. Notes; Register.............................................................................................................................61 SECTION 2.09. Optional Prepayments and Conversions or Continuations of Loans............................................61 SECTION 2.10. Mandatory Prepayments ..............................................................................................................62 SECTION 2.11. Replacement of Lenders ..............................................................................................................66 SECTION 2.12. [Reserved]....................................................................................................................................67 SECTION 2.13. Extensions of Loans and Commitments.......................................................................................67 SECTION 2.14. Defaulting Lender Provisions ......................................................................................................69 SECTION 2.15. Refinancing Amendments............................................................................................................71 SECTION 2.16. Cash Collateral.............................................................................................................................73 ARTICLE III. PAYMENTS OF PRINCIPAL AND INTEREST SECTION 3.01. Repayment of Loans ....................................................................................................................73 SECTION 3.02. Interest .........................................................................................................................................74 ARTICLE IV. PAYMENTS; PRO RATA TREATMENT; COMPUTATIONS; ETC. SECTION 4.01. Payments......................................................................................................................................74 SECTION 4.02. Pro Rata Treatment ......................................................................................................................75 SECTION 4.03. Computations ...............................................................................................................................75 SECTION 4.04. Minimum Amounts......................................................................................................................76 SECTION 4.05. Certain Notices ............................................................................................................................76 SECTION 4.06. Non-Receipt of Funds by Administrative Agent .........................................................................77 SECTION 4.07. Right of Setoff, Sharing of Payments; Etc ...................................................................................77

Page -ii- ARTICLE V. YIELD PROTECTION, ETC. SECTION 5.01. Additional Costs ..........................................................................................................................78 SECTION 5.02. Inability To Determine Interest Rate ...........................................................................................79 SECTION 5.03. Illegality.......................................................................................................................................80 SECTION 5.04. Treatment of Affected Loans .......................................................................................................80 SECTION 5.05. Compensation ..............................................................................................................................80 SECTION 5.06. Net Payments ...............................................................................................................................81 ARTICLE VI. GUARANTEES SECTION 6.01. The Guarantees ............................................................................................................................83 SECTION 6.02. Obligations Unconditional ...........................................................................................................84 SECTION 6.03. Reinstatement ..............................................................................................................................85 SECTION 6.04. Subrogation; Subordination .........................................................................................................85 SECTION 6.05. Remedies......................................................................................................................................86 SECTION 6.06. Continuing Guarantee ..................................................................................................................86 SECTION 6.07. General Limitation on Guarantee Obligations .............................................................................86 SECTION 6.08. Release of Guarantors ..................................................................................................................86 SECTION 6.09. Keepwell ......................................................................................................................................86 SECTION 6.10. Right of Contribution...................................................................................................................86 ARTICLE VII. CONDITIONS PRECEDENT SECTION 7.01. Conditions to Initial Extensions of Credit....................................................................................87 SECTION 7.02. Conditions to All Extensions of Credit ........................................................................................89 ARTICLE VIII. REPRESENTATIONS AND WARRANTIES SECTION 8.01. Corporate Existence; Compliance with Law................................................................................90 SECTION 8.02. Material Adverse Effect ...............................................................................................................90 SECTION 8.03. Litigation......................................................................................................................................90 SECTION 8.04. No Breach; No Default ................................................................................................................90 SECTION 8.05. Action ..........................................................................................................................................90 SECTION 8.06. Approvals.....................................................................................................................................91 SECTION 8.07. ERISA and Employee Benefit Plan Matters ................................................................................91 SECTION 8.08. Taxes............................................................................................................................................91 SECTION 8.09. Investment Company Act ............................................................................................................91 SECTION 8.10. Environmental Matters ................................................................................................................92 SECTION 8.11. Use of Proceeds ...........................................................................................................................92 SECTION 8.12. Subsidiaries..................................................................................................................................92 SECTION 8.13. Ownership of Property; Liens ......................................................................................................92 SECTION 8.14. Security Interest; Absence of Financing Statements; Etc ............................................................93 SECTION 8.15. Licenses and Permits ...................................................................................................................93 SECTION 8.16. Disclosure ....................................................................................................................................93 SECTION 8.17. Solvency ......................................................................................................................................93 SECTION 8.18. Intellectual Property.....................................................................................................................93

Page -iii- SECTION 8.19. Regulation H................................................................................................................................94 SECTION 8.20. Insurance......................................................................................................................................94 SECTION 8.21. Real Estate ...................................................................................................................................94 SECTION 8.22. Anti-Terrorism Law.....................................................................................................................94 SECTION 8.23. Anti-Corruption Laws/Bribery.....................................................................................................95 SECTION 8.24. Labor Matters...............................................................................................................................95 ARTICLE IX. AFFIRMATIVE COVENANTS SECTION 9.01. Existence; Business Properties ....................................................................................................95 SECTION 9.02. Insurance......................................................................................................................................96 SECTION 9.03. Taxes............................................................................................................................................96 SECTION 9.04. Financial Statements, Etc.............................................................................................................96 SECTION 9.05. Maintaining Records; Access to Properties and Inspections........................................................99 SECTION 9.06. Use of Proceeds; FCPA ...............................................................................................................99 SECTION 9.07. Compliance with Environmental Law .......................................................................................100 SECTION 9.08. Pledge of Property or Mortgage of Real Property .....................................................................100 SECTION 9.09. Security Interests; Further Assurances.......................................................................................102 SECTION 9.10. Wynn Las Vegas Reorganization...............................................................................................102 SECTION 9.11. Additional Credit Parties............................................................................................................103 SECTION 9.12. Limitation on Designations of Unrestricted Subsidiaries ..........................................................104 SECTION 9.13. Limitation on Designation of Immaterial Subsidiaries ..............................................................105 SECTION 9.14. Wynn Las Vegas Distributions ..................................................................................................105 SECTION 9.15. Ratings .......................................................................................................................................105 ARTICLE X. NEGATIVE COVENANTS SECTION 10.01. Indebtedness ..............................................................................................................................106 SECTION 10.02. Liens ..........................................................................................................................................108 SECTION 10.03. Reserved ....................................................................................................................................112 SECTION 10.04. Investments, Loans and Advances .............................................................................................112 SECTION 10.05. Mergers, Consolidations and Sales of Assets ............................................................................114 SECTION 10.06. Restricted Payments...................................................................................................................116 SECTION 10.07. Transactions with Affiliates .......................................................................................................117 SECTION 10.08. Financial Covenant. ...................................................................................................................118 SECTION 10.09. Certain Payments of Indebtedness .............................................................................................118 SECTION 10.10. Limitation on Certain Restrictions Affecting Subsidiaries ........................................................119 SECTION 10.11. Limitation on Lines of Business ................................................................................................120 SECTION 10.12. Limitation on Changes to Fiscal Year........................................................................................120 ARTICLE XI. EVENTS OF DEFAULT SECTION 11.01. Events of Default .......................................................................................................................120 SECTION 11.02. Application of Proceeds.............................................................................................................123 SECTION 11.03. Borrower’s Right to Cure...........................................................................................................124 ARTICLE XII. AGENTS

Page -iv- SECTION 12.01. Appointment ..............................................................................................................................124 SECTION 12.02. Rights.........................................................................................................................................125 SECTION 12.03. Exculpatory Provisions ..............................................................................................................125 SECTION 12.04. Reliance by Agents ....................................................................................................................126 SECTION 12.05. Delegation of Duties ..................................................................................................................126 SECTION 12.06. Resignation of Administrative Agent ........................................................................................126 SECTION 12.07. Nonreliance on Agents and Other Lenders ................................................................................127 SECTION 12.08. Indemnification..........................................................................................................................128 SECTION 12.09. No Other Duties .........................................................................................................................128 SECTION 12.10. Holders.......................................................................................................................................128 SECTION 12.11. Administrative Agent May File Proofs of Claim.......................................................................128 SECTION 12.12. Collateral Matters ......................................................................................................................129 SECTION 12.13. Withholding Tax ........................................................................................................................129 SECTION 12.14. Secured Cash Management Agreements and Swap Contracts...................................................130 ARTICLE XIII. MISCELLANEOUS SECTION 13.01. Waiver........................................................................................................................................130 SECTION 13.02. Notices .......................................................................................................................................130 SECTION 13.03. Expenses, Indemnification, Etc..................................................................................................131 SECTION 13.04. Amendments and Waiver...........................................................................................................133 SECTION 13.05. Benefit of Agreement; Assignments; Participations ..................................................................139 SECTION 13.06. Survival......................................................................................................................................142 SECTION 13.07. Captions .....................................................................................................................................143 SECTION 13.08. Counterparts; Interpretation; Effectiveness................................................................................143 SECTION 13.09. Governing Law; Submission to Jurisdiction; Waivers; Etc. ......................................................143 SECTION 13.10. Confidentiality ...........................................................................................................................144 SECTION 13.11. Independence of Representations, Warranties and Covenants...................................................144 SECTION 13.12. Severability ................................................................................................................................145 SECTION 13.13. Gaming Laws.............................................................................................................................145 SECTION 13.14. USA Patriot Act .........................................................................................................................145 SECTION 13.15. Judgment Currency ....................................................................................................................146 SECTION 13.16. Waiver of Claims .......................................................................................................................146 SECTION 13.17. No Advisory or Fiduciary Responsibility ..................................................................................146 SECTION 13.18. Lender Action ............................................................................................................................147 SECTION 13.19. Interest Rate Limitation .............................................................................................................147 SECTION 13.20. Payments Set Aside ...................................................................................................................148

-v- ANNEXES: ANNEX A-1 - Revolving Commitments ANNEX A-2 - Term Facility Commitments ANNEX A-3 - L/C Sublimit ANNEX B - Amortization Payments – Term Facility Loans SCHEDULES: SCHEDULE 1.01(a) - Guarantors SCHEDULE 1.01(b) - Excluded Subsidiaries SCHEDULE 2.03 - Specified Letters of Credit SCHEDULE 7.01 - Jurisdictions of Local Counsel Opinions SCHEDULE 7.01(j) - Approvals SCHEDULE 8.03 - Litigation SCHEDULE 8.07 - ERISA SCHEDULE 8.08 - Taxes SCHEDULE 8.10 - Environmental Matters SCHEDULE 8.12(a) - Subsidiaries SCHEDULE 8.12(b) - Immaterial Subsidiaries SCHEDULE 8.12(c) - Unrestricted Subsidiaries SCHEDULE 8.13 - Ownership SCHEDULE 8.15 - Licenses and Permits SCHEDULE 8.18 - Intellectual Property SCHEDULE 8.19 - Regulation H SCHEDULE 8.21(a) - Real Property SCHEDULE 8.21(b) - Real Property Takings, etc. SCHEDULE 9.12 - Designated Unrestricted Subsidiaries SCHEDULE 10.01 - Existing Indebtedness SCHEDULE 10.02 - Certain Existing Liens SCHEDULE 10.04 - Investments SCHEDULE 10.07 - Transactions with Affiliates EXHIBITS: EXHIBIT A-1 - Form of Revolving Note EXHIBIT A-2 - Form of Term Facility Note EXHIBIT B - Form of Notice of Borrowing EXHIBIT C - Form of Notice of Continuation/Conversion EXHIBIT D - Forms of U.S. Tax Compliance Certificate EXHIBIT E - Form of Compliance Certificate EXHIBIT F - Form of Completion Guaranty EXHIBIT G - Form of Solvency Certificate EXHIBIT H - Form of Security Agreement EXHIBIT I - Form of Mortgage EXHIBIT J - Form of Assignment and Assumption Agreement EXHIBIT K - Form of Letter of Credit Request EXHIBIT L - Form of Joinder Agreement EXHIBIT M - Form of Perfection Certificate EXHIBIT N - Form of Auction Procedures EXHIBIT O - Form of Open Market Assignment and Assumption Agreement EXHIBIT P - Form of Term Loan Extension Amendment EXHIBIT Q - Form of Revolving Extension Amendment

-vi- EXHIBIT R - Form of Pari Passu Intercreditor Agreement EXHIBIT S - Form of Second Lien Intercreditor Agreement EXHIBIT T - Form of Subordination Agreement

CREDIT AGREEMENT, dated as of November 20, 2014 (this “Agreement”, among WYNN AMERICA, LLC, a Nevada limited liability company (“Borrower”); the SUBSIDIARY GUARANTORS party hereto from time to time; the LENDERS from time to time party hereto; the L/C LENDERS party hereto; DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, together with its successors in such capacity, “Administrative Agent”); and DEUTSCHE BANK AG NEW YORK BRANCH, as collateral agent (in such capacity, together with its successors in such capacity, “Collateral Agent”). WHEREAS, Borrower has requested that the Lenders provide first lien revolving credit and delayed draw term loan facilities, and the Lenders have indicated their willingness to lend, and the L/C Lender has indicated its willingness to issue letters of credit, in each case, on the terms and subject to the conditions set forth herein. NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows: ARTICLE I. DEFINITIONS, ACCOUNTING MATTERS AND RULES OF CONSTRUCTION SECTION 1.01. Certain Defined Terms. As used herein, the following terms shall have the following meanings: “ABR Loans” shall mean Loans that bear interest at rates based upon the Alternate Base Rate. “Acquisition” shall mean, with respect to any Person, any transaction or series of related transactions for the (a) acquisition of all or substantially all of the Property of any other Person, or of any business or division of any other Person (other than any then-existing Company), (b) acquisition of more than 50% of the Equity Interests of any other Person, or otherwise causing any other Person to become a Subsidiary of such Person or (c) merger or consolidation of such Person or any other combination of such Person with any other Person (other than any of the foregoing between or among any then-existing Companies). “Act” has the meaning set forth in Section 13.14. “Act of Terrorism” shall mean an act of any person directed towards the overthrowing or influencing of any government de jure or de facto, or the inducement of fear in or the disruption of the economic system of any society, by force or by violence, including (i) the hijacking or destruction of any conveyance (including an aircraft, vessel, or vehicle), transportation infrastructure or building, (ii) the seizing or detaining, and threatening to kill, injure, or continue to detain, or the assassination of, another individual, (iii) the use of any (a) biological agent, chemical agent, or nuclear weapon or device, or (b) explosive or firearm, with intent to endanger, directly or indirectly, the safety of one or more individuals or to cause substantial damage to property and (iv) a credible threat, attempt, or conspiracy to do any of the foregoing. “Additional Credit Party” has the meaning set forth in Section 9.11. “Adjusted Maximum Amount” has the meaning set forth in Section 6.10. “Administrative Agent” has the meaning set forth in the introductory paragraph hereof. “Affected Classes” has the meaning set forth in Section 13.04(b)(A). “Affiliate” shall mean, with respect to any Person, any other Person that directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

-2- “Affiliate Lender” shall have the meaning assigned to such term in Section 13.05(e). “Agent” shall mean any of Administrative Agent, Auction Manager, Collateral Agent, Documentation Agent, Syndication Agents, Lead Arrangers and/or Arrangers, as applicable. “Agent Party” has the meaning set forth in Section 13.02(e). “Agent Related Parties” shall mean each Agent and any sub-agent thereof and their respective Affiliates, directors, officers, employees, agents and advisors. “Aggregate Payments” has the meaning set forth in Section 6.10. “Agreement” has the meaning set forth in the introductory paragraph hereof. “Aircraft” means that certain 1999 Boeing 737-79U Business Jet aircraft bearing manufacturer’s serial number 29441 and United States Federal Aviation Administration Number N88WR, together with engines attached thereto, owned by a trust of which World Travel, LLC is the beneficial interest holder. “Aircraft Assets” means (1) the Aircraft, together with the products and proceeds thereof, and (2) the Aircraft Note. “Aircraft Note” means that certain promissory note, dated as of March 30, 2007, issued by World Travel, LLC in favor of Wynn Las Vegas in an aggregate original principal amount of $42.0 million. “Allocable Overhead” shall mean, at any time with respect to each Qualifying Project, an amount equal to (1) the amount of corporate or other organizational overhead expenses of, and actually incurred by, Wynn Resorts and its Subsidiaries calculated in good faith on a consolidated basis, after the elimination of intercompany transactions, in accordance with GAAP, divided by (2) the number of Qualifying Projects. However, amounts allocated to any Qualifying Project shall be prorated based on the period within such period that such Qualifying Project was in operation or financing therefor was obtained. With respect to any amounts payable pursuant to any agreements entered into by and among Wynn Resorts, any of its Subsidiaries and/or any of their respective Affiliates, any payment in respect of Allocable Overhead shall not include any fee, profit or similar component and shall represent only the payment or reimbursement of actual costs and expenses. “Alternate Base Rate” shall mean for any day, the greatest of (i) the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent as its “prime rate,” (ii) the Federal Funds Rate plus 0.50% per annum and (iii) the LIBO Rate for an Interest Period of one (1) month beginning on such day (or if such day is not a Business Day, on the immediately preceding Business Day) plus 100 basis points. The “prime rate” is a rate set by the Administrative Agent based upon various factors including the Administrative Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by the Administrative Agent shall take effect at the opening of business on the day specified in the public announcement of such change. “Alternate Currency” shall mean Canadian Dollars, Euro, Pound Sterling and any other lawful currency reasonably acceptable to the applicable L/C Lender. “Alternative Currency Equivalent” shall mean, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternate Currency as determined by the Administrative Agent or the applicable L/C Lender, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternate Currency with Dollars. “Amortization Payment” shall mean each scheduled installment of payments on the Term Loans as set forth in Sections 3.01(b) and 3.01(c).

-3- “Anti-Terrorism Laws” has the meaning set forth in Section 8.22(a). “Applicable Fee Percentage” shall mean, with respect to any Unutilized R/C Commitments or unutilized Term Facility Commitments, 0.30%. “Applicable Lending Office” shall mean, for each Lender and for each Type of Loan, the “Lending Office” of such Lender (or of an Affiliate of such Lender) (a) that is a lender on the Closing Date, designated for such Type of Loan on Annexes A-1 or A-2 hereof, (b) set forth on such Lender’s signature page to any Refinancing Amendment for any Lender providing Credit Agreement Refinancing Indebtedness pursuant to Section 2.15, (c) set forth in the Assignment Agreement for any Person that becomes a “Lender” hereunder pursuant to an Assignment Agreement or (d) such other office of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to Administrative Agent and Borrower as the office by which its Loans of such Type are to be made and maintained. “Applicable Margin” shall mean, for each Type and Class of Loan, 1.75% per annum, with respect to LIBOR Loans and (ii) 0.75% per annum, with respect to ABR Loans. “Arrangers” shall mean, collectively, Bank of China, Los Angeles Branch, a federally chartered branch of Bank of China Limited, a joint stock company incorporated in the People’s Republic of China with limited liability, and Morgan Stanley Senior Funding, Inc., in their capacities as arrangers hereunder. “Asset Sale” shall mean (a) any conveyance, sale, lease, transfer or other disposition (including by way of merger or consolidation and including any sale and leaseback transaction) of any Property (including accounts receivable and Equity Interests of any Person owned by Borrower or any of its Restricted Subsidiaries but not any Equity Issuance) (whether owned on the Closing Date or thereafter acquired) by Borrower or any of its Restricted Subsidiaries to any Person (other than (i) with respect to any Credit Party, to any Credit Party, and (ii) with respect to any other Company, to any Company) to the extent that the aggregate value of such Property sold in any single transaction or related series of transactions is greater than or equal to $15.0 million and (b) any issuance or sale by any Restricted Subsidiary of its Equity Interests to any Person (other than to any Company); provided that the following shall not constitute an “Asset Sale”: (x) any conveyance, sale, lease, transfer or other disposition of obsolete or worn out assets or assets no longer useful in the business of the Credit Parties, (y) licenses of Intellectual Property entered into in the ordinary course of business and (z) any conveyance, sale, transfer or other disposition of cash and/or Cash Equivalents. “Assignment Agreement” shall mean an Assignment and Assumption Agreement substantially in the form attached as Exhibit J hereto. “Auction Amount” shall have the meaning provided in Exhibit N hereto. “Auction Manager” shall mean DB, or another financial institution as shall be selected by Borrower in a written notice to Administrative Agent, in each case in its capacity as Auction Manager. “Auction Procedures” shall mean, collectively, the auction procedures, auction notice, return bid and Borrower Assignment Agreement in substantially the form set forth as Exhibit N hereto or such other form as is reasonably acceptable to Auction Manager and Borrower; provided, however, Auction Manager, with the prior written consent of Borrower, may amend or modify the procedures, notices, bids and Borrower Assignment Agreement in connection with any Borrower Loan Purchase (but excluding economic terms of a particular auction after any Lender has validly tendered Loans requested in an offer relating to such auction, other than to increase the Auction Amount or raise the Discount Range applicable to such auction); provided, further, that no such amendments or modifications may be implemented after 24 hours prior to the date and time return bids are due in such auction. “Auto-Extension Letter of Credit” shall have the meaning provided by Section 2.03(b). “Available Amount” shall mean, on any date, an amount not less than zero, equal to:

-4- (a) the aggregate amount of Excess Cash Flow for all fiscal years ending after the Closing Date (not less than zero) (commencing with the fiscal year ending December 31, 2014) and prior to such date; plus (b) in the event of (i) the Revocation of a Subsidiary that was Designated as an Unrestricted Subsidiary, (ii) the merger, consolidation or amalgamation of an Unrestricted Subsidiary with or into Borrower or a Restricted Subsidiary (where the surviving entity is Borrower or a Restricted Subsidiary) or (iii) the transfer or other conveyance of assets of an Unrestricted Subsidiary to, or liquidation of an Unrestricted Subsidiary into, Borrower or a Restricted Subsidiary, an amount equal to the sum of (x) the fair market value of the Investments deemed made by Borrower and its Restricted Subsidiaries in such Unrestricted Subsidiary at the time such Subsidiary was designated as an Unrestricted Subsidiary, plus (y) the amount of the Investments of Borrower and its Restricted Subsidiaries in such Unrestricted Subsidiary made after such designation and prior to the time of such Revocation, merger, consolidation, amalgamation, conveyance or transfer (or of the assets transferred or conveyed, as applicable), other than, in the case of this clause (y), to the extent such Investments funded Investments by such Unrestricted Subsidiary into a Person that, after giving effect to the transaction described in clauses (i), (ii) or (iii) above, will be an Unrestricted Subsidiary; provided, that clauses (x) and (y) shall not be duplicative of any reductions in the amount of such Investments pursuant to the proviso to the definition of “Investments”; plus (c) the aggregate amount of any returns, received since the Closing Date and on or prior to such date (including with respect to contracts related to such Investments and including dividends, interest, distributions, returns of principal, sale proceeds, repayments, income, payments under contracts relating to such Indebtedness and similar amounts) by Borrower or any Restricted Subsidiary in respect of any Investments pursuant to Section 10.04(l) to the extent not included in Consolidated Net Income; plus (d) the aggregate fair market value of assets or Property acquired in exchange for Equity Interests (other than Disqualified Capital Stock) of Borrower after the Closing Date and on or prior to such date; plus (e) following the Wynn Las Vegas Reorganization, the aggregate amount of “Restricted Payments” that Wynn Las Vegas makes pursuant to Section 4.07 of the indenture governing the Wynn Las Vegas 2022 Notes, excluding in all cases amounts used, or to be used, to make Equity Contributions until such time as Equity Contributions in the amount of the Equity Contribution Threshold have been made; minus (f) the aggregate amount of any (i) Investments made pursuant to Section 10.04(l), (ii) Restricted Payments made pursuant to Section 10.06(i)(ii) and (iii) Junior Prepayments pursuant to Section 10.09(a)(ii) (in each case, in reliance on the then-outstanding Available Amount) made since the Closing Date and on or prior to such date. “Available Equity Amount” shall mean, on any date, an amount not less than zero, equal to: (a) the Pre-Closing Equity Contribution; plus (b) the aggregate amount of Equity Issuance Proceeds (including upon conversion or exchange of a debt instrument into or for any Equity Interests (other than Disqualified Capital Stock)) received by Borrower after the Closing Date and on or prior to such date other than Specified Equity Issuance Proceeds; plus (c) the aggregate amount of proceeds received by Borrower from the incurrence by Borrower of any Intercompany Contribution Indebtedness (other than any Intercompany Contribution Indebtedness the proceeds of which were derived from Specified Equity Issuance Proceeds) after the Closing Date and on or prior to such date; plus (d) the aggregate amount of any returns, received since the Closing Date and on or prior to such date (including with respect to contracts related to such Investments and including dividends, interest, distributions, returns of principal, sale proceeds, repayments, income, payments under contracts relating to such Indebtedness and similar amounts) by Borrower or any Restricted Subsidiary in respect of any Investments pursuant to Section 10.04(y) to the extent not included in Consolidated Net Income; minus

-5- (e) the aggregate amount of any (i) Investments made pursuant to Section 10.04(y), (ii) Restricted Payments made pursuant to Section 10.06(p) and (iii) Junior Prepayments pursuant to Section 10.09(l) (in each case, in reliance on the then-outstanding Available Equity Amount) made since the Closing Date and on or prior to such date; minus (f) from and after December 31, 2015, the Equity Contribution Threshold less (x) any Specified Equity Issuance Proceeds and (y) all amounts distributed by the Wynn Las Vegas Entities to the Credit Parties on or after the Wynn Las Vegas Reorganization, provided, that the amount specified in this clause (f) shall in no case be less than $0. “Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy,” as now or hereinafter in effect, or any successor statute thereto. “Beneficial Owner” has the meaning assigned to such term in Rules 13d-3 and 13d-5 under the Exchange Act. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning. “Board of Directors” shall mean, as to any person, the board of directors or other governing body of such person, or if such person is owned or managed by a single entity, the board of directors or other governing body of such entity. With respect to Borrower, the Board of Directors of Borrower may include the Board of Directors of any direct or indirect parent of Borrower. “Borrower” has the meaning set forth in the introductory paragraph hereof. “Borrower Assignment Agreement” shall mean, with respect to any assignment to Borrower or one of its Subsidiaries pursuant to Section 13.05(d) consummated pursuant to the Auction Procedures, an Assignment and Acceptance Agreement substantially in the form of Annex C to the Auction Procedures (as may be modified from time to time as set forth in the definition of Auction Procedures). “Borrower Loan Purchase” shall mean any purchase of Term Loans or Revolving Loans by Borrower or one of its Subsidiaries pursuant to Section 13.05(d). “Borrower Materials” has the meaning set forth in Section 9.04. “Borrowing” shall mean Loans of the same Class and Type made, converted or continued on the same date and, in the case of LIBOR Loans, as to which a single Interest Period is in effect. “Business Day” shall mean any day, except a Saturday or Sunday, (a) on which commercial banks are not authorized or required to close in New York and (b) if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, a continuation or conversion of or into, or an Interest Period for, a LIBOR Loan or a notice by Borrower with respect to any such borrowing, payment, prepayment, continuation, conversion or Interest Period, that is also a day on which dealings in Dollar deposits are carried out in the London interbank market. “Calculation Date” shall mean the last day of the most recent Test Period. “Capital Expenditures” shall mean, for any period any expenditures by Borrower or its Restricted Subsidiaries for the acquisition or leasing of fixed or capital assets (including Capital Lease Obligations) that should be capitalized in accordance with GAAP and any expenditures by such Person for maintenance, repairs, restoration or refurbishment of the condition or usefulness of Property of such Person that should be capitalized in accordance with GAAP; provided that the following items shall not constitute Capital Expenditures: (a) expenditures made in connection with the replacement, substitution, restoration or repair of assets to the extent financed with (x) insurance proceeds paid on account of the loss of or damage to the assets being replaced, restored or repaired or (y) awards of compensation arising from the taking by eminent domain or condemnation (or transfers in lieu thereof) of the assets being replaced; (b) the purchase price of assets purchased with the trade-in of existing assets solely to the extent that the gross amount of such purchase price is reduced by the credit granted by the seller of such assets for the asset being traded in at such time; (c) the purchase of property or equipment to the extent financed with the proceeds of

-6- asset sales or other dispositions outside the ordinary course of business that are not required to be applied to prepay the Term Loans pursuant to Section 2.10(a)(iii); (d) expenditures that constitute Permitted Acquisitions or other Acquisitions not prohibited hereunder; (e) any capitalized interest expense reflected as additions to property in the consolidated balance sheet of Borrower and its Restricted Subsidiaries (including in connection with sale-leaseback transactions not prohibited hereunder); (f) any non-cash compensation or other non-cash costs reflected as additions to property in the consolidated balance sheet of Borrower and its Restricted Subsidiaries; and (g) capital expenditures relating to the construction or acquisition of any property or equipment which has been transferred to a Person other than Borrower or any of its Restricted Subsidiaries pursuant to a sale-leaseback transaction not prohibited hereunder and capital expenditures arising pursuant to sale-leaseback transactions. “Capital Lease” as applied to any Person, shall mean any lease of any Property by that Person as lessee that, in conformity with GAAP, is required to be classified and accounted for as a capital lease on the balance sheet of that Person; provided, however, that for the avoidance of doubt, any lease that is accounted for by any Person as an operating lease as of the Closing Date and any similar lease entered into after the Closing Date by any Person may, in the sole discretion of Borrower, be accounted for as an operating lease and not as a Capital Lease. “Capital Lease Obligations” shall mean, for any Person, all obligations of such Person to pay rent or other amounts under a Capital Lease, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP; provided, however, that for the avoidance of doubt, any lease that is accounted for by any Person as an operating lease as of the Closing Date and any similar lease entered into after the Closing Date by any Person may, in the sole discretion of Borrower, be accounted for as an operating lease and not as a Capital Lease. “Cash Collateralize” shall mean, in respect of an obligation, to provide and pledge (as a first priority perfected security interest) cash collateral in Dollars or other credit support, in each case, at a location and pursuant to documentation in form and substance reasonably satisfactory to (a) Administrative Agent and (b) in the case of obligations owing to an L/C Lender, such L/C Lender (and “Cash Collateral” and “Cash Collateralization” have corresponding meanings). “Cash Equivalents” shall mean, for any Person: (a) direct obligations of the United States, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States, or by any agency thereof, in either case maturing not more than three years from the date of acquisition thereof by such Person; (b) time deposits, certificates of deposit or bankers’ acceptances (including eurodollar deposits) issued by (i) any bank or trust company organized under the laws of the United States or any state thereof and having capital, surplus and undivided profits of at least $250.0 million that is assigned at least a “B” rating by Thomson Financial BankWatch or (ii) any Lender or bank holding company owning any Lender (in each case, at the time of acquisition); (c) commercial paper maturing not more than three years from the date of acquisition thereof by such Person and (i) issued by any Lender or bank holding company owning any Lender or (ii) rated at least “A-2” or the equivalent thereof by S&P or at least “P-2” or the equivalent thereof by Moody’s or at least “F-2” or the equivalent thereof by Fitch, respectively, or, if none of S&P, Moody’s nor Fitch shall be rating such securities, then from another nationally recognized rating service (in each case, at the time of acquisition); (d) repurchase obligations with a term of not more than thirty (30) days for underlying securities of the types described in clause (a) above or (e) below entered into with a bank meeting the qualifications described in clause (b) above (in each case, at the time of acquisition); (e) securities with maturities of three years or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, or by any political subdivision or taxing authority thereof or by any foreign government, and having an investment grade rating from S&P, Moody’s or Fitch or, if none of S&P, Moody’s nor Fitch shall be rating such securities, then from another nationally recognized rating service (in each case, at the time of acquisition); (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) above (in each case, at the time of acquisition); (g) money market mutual funds that invest primarily in the foregoing items (determined at the time such investment in such fund is made); (h) corporate notes having an investment grade rating from S&P, Moody’s or Fitch or, if none of S&P, Moody’s nor Fitch shall be rating such notes, then from another nationally recognized rating service; provided, that at no time shall the value of Cash Equivalents under this clause (h) exceed 10% of the aggregate value of Cash and Cash Equivalents then held by Borrower and its Subsidiaries; or (i) marketable direct obligations issued by, or unconditionally guaranteed by, a

-7- country other than the United States, or issued by any agency of such country and backed by the full faith and credit of such country, so long as the indebtedness of such country has an investment grade rating from S&P, Moody’s or Fitch or, if none of S&P, Moody’s nor Fitch shall be rating such securities, then from another nationally recognized rating service (in each case, at the time of acquisition), (ii) time deposits, certificates of deposit or bankers’ acceptances issued by any commercial bank which is organized and existing under the laws of a country other than the United States or payable to a Company promptly following demand and maturing within two years of the date of acquisition and (iii) other customarily utilized high-quality or cash equivalent-type Investments in a country other than the United States. “Cash Management Agreement” shall mean any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements. “Cash Management Bank” shall mean any Person that is a party to a Cash Management Agreement with Borrower and/or any of its Restricted Subsidiaries if such Person was, at the date of entering into such Cash Management Agreement, an Agent, a Lender or an Affiliate of an Agent or a Lender, and such Person executes and delivers to Administrative Agent a letter agreement in form and substance reasonably acceptable to Administrative Agent pursuant to which such Person (a) appoints Collateral Agent as its agent under the applicable Credit Documents and (b) agrees to be bound by the provisions of Section 12.03. “Casualty Event” shall mean any loss of title or any loss of or damage to or destruction of, or any condemnation or other taking (or settlement in lieu thereof) (including by any Governmental Authority) of, any Property; provided, however, no such event shall constitute a Casualty Event if the proceeds thereof or other compensation in respect thereof is less than $15.0 million. “Casualty Event” shall include, but not be limited to, any taking of all or any part of any Real Property of Borrower or any of its Restricted Subsidiaries or any part thereof, in or by condemnation or other eminent domain proceedings pursuant to any Law (or settlement in lieu thereof), or by reason of the temporary requisition of the use or occupancy of all or any part of any Real Property of Borrower or any of its Restricted Subsidiaries or any part thereof by any Governmental Authority, civil or military. “CERCLA” shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. § 9601 et seq. “CFC Holdco” shall mean any Subsidiary that has no material assets other than Equity Interests in one or more Foreign Subsidiaries that is a “controlled foreign corporation” within the meaning of Section 957 of the Code. “Change in Law” shall mean the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control” shall be deemed to have occurred if: (a) Wynn Resorts shall at any time fail to own, directly or indirectly, 60% or more of the voting power of the total outstanding Voting Stock of Borrower; (b) Wynn Resorts shall at any time fail to own, directly or indirectly, 50% or more of the voting power of the total outstanding Voting Stock and 50% or more of the total economic interest of Wynn Macau; or

-8- (c) Borrower shall at any time fail to own, directly or indirectly, 100% of the voting power of the total outstanding Voting Stock of Wynn Massachusetts and, from and after the Wynn Las Vegas Reorganization, Wynn Las Vegas. “Charges” has the meaning set forth in Section 13.19. “Class” has the meaning set forth in Section 1.03. “Closing Date” shall mean the date of this Agreement, which date is November 20, 2014. “Closing Date Revolving Commitment” shall mean a Revolving Commitment established on the Closing Date. “Closing Date Revolving Facility” shall mean the credit facility comprising the Closing Date Revolving Commitments. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time. “Collateral” shall mean all of the Pledged Collateral, the Mortgaged Real Property, all Property encumbered pursuant to Sections 9.08 and 9.11, and all other Property of a Credit Party, whether now owned or hereafter acquired, upon which a Lien securing the Obligations is granted or purported to be granted under any Security Document. “Collateral” shall not include any assets or Property that has been released (in accordance with the Credit Documents) from the Lien granted to the Collateral Agent pursuant to the Collateral Documents, unless and until such time as such assets or Property are required by the Credit Documents to again become subject to a Lien in favor of the Collateral Agent. “Collateral Account” shall mean (a) a Deposit Account (as defined in the UCC) of Borrower with respect to which Collateral Agent has “control” (as defined in Section 9-104 of the UCC) or (b) a Securities Account (as defined in the UCC) of Borrower with respect to which Collateral Agent has “control” (as defined in Section 9-106 of the UCC). “Collateral Agent” has the meaning set forth in the introductory paragraph hereof. “Commitments” shall mean the Revolving Commitments, the Term Facility Commitments and any Other Commitments. “Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Companies” shall mean Borrower and its Subsidiaries; and “Company” shall mean any one of them. “Competitor” shall mean a Person or Affiliate of any Person (other than, subject to the other limitations set forth in this definition, an Affiliate of any Credit Party) that operates, manages or controls the operation of a Facility or controls, has entered into any agreement to control or is under common control with, in each case directly or indirectly, any entity that operates, manages or controls the operation of a Facility; provided that the foregoing shall not include (i) commercial or corporate banks and (ii) any funds which principally hold passive investments in commercial loans or debt securities for investment purposes in the ordinary course of business. “Completion Guaranty” shall mean a completion guaranty substantially in the form of Exhibit F between Wynn Resorts and Administrative Agent, as the same may be amended in accordance with the terms thereof and hereof. “Consolidated Companies” shall mean Borrower and each Subsidiary of Borrower (whether now existing or hereafter created or acquired), the financial statements of which are (or should be) consolidated with the financial statements of Borrower in accordance with GAAP.

-9- “Consolidated Current Assets” means, with respect to any Person at any date, the total consolidated current assets of such Person and its Subsidiaries (other than Unrestricted Subsidiaries) that would, in accordance with GAAP, be classified as current assets on a consolidated balance sheet of such Person and its Subsidiaries (other than Unrestricted Subsidiaries), other than (x) cash and Cash Equivalents and (y) the current portion of deferred income tax assets. “Consolidated Current Liabilities” means, with respect to any Person at any date, all liabilities of such Person and its Subsidiaries (other than Unrestricted Subsidiaries) at such date that would, in accordance with GAAP, be classified as current liabilities on a consolidated balance sheet of such Person and its Subsidiaries (other than Unrestricted Subsidiaries), other than (x) the current portion of any Indebtedness and (y) the current portion of deferred income taxes. “Consolidated EBITDA” shall mean, for any Test Period, the sum (without duplication) of Consolidated Net Income for such Test Period; plus (a) in each case to the extent deducted in calculating such Consolidated Net Income: (i) provisions for taxes based on income or profits or capital gains, plus franchise or similar taxes, of Borrower and its Restricted Subsidiaries for such Test Period; (ii) Consolidated Interest Expense of Borrower and its Restricted Subsidiaries for such Test Period, whether paid or accrued and whether or not capitalized; (iii) any cost, charge, fee or expense (including discounts and commissions and including fees and charges incurred in respect of letters of credit or bankers acceptance financings) (or any amortization of any of the foregoing) associated with any issuance (or proposed issuance) of debt, or equity or any refinancing transaction (or proposed refinancing transaction) or any amendment or other modification of any debt instrument; (iv) depreciation, amortization (including amortization of goodwill and other intangibles) and any other non-cash charges or expenses, including any write off or write downs, reducing Consolidated Net Income (excluding (x) any amortization of a prepaid cash expense that was paid in a prior Test Period and (y) any non-cash charges and expenses that result in an accrual of a reserve for cash charges in any future Test Period that Borrower elects not to add back in the current Test Period (it being understood that reserves may be charged in the current Test Period or when paid, as reasonably determined by Borrower)) of Borrower and its Restricted Subsidiaries for such Test Period; provided that if any such non-cash charges or expenses represent an accrual of a reserve for potential cash items in any future Test Period, the cash payment in respect thereof in such future Test Period shall be subtracted from Consolidated EBITDA to the extent Borrower elected to previously add back such amounts to Consolidated EBITDA; (v) any Pre-Opening Expenses; (vi) the amount of any restructuring charges or reserve (including those relating to severance, relocation costs and one-time compensation charges), costs incurred in connection with any non-recurring strategic initiatives, other business optimization expenses (including incentive costs and expenses relating to business optimization programs and signing, retention and completion bonuses) and any unusual or non- recurring charges or items of loss or expense (including, without limitation, losses on asset sales (other than asset sales in the ordinary course of business)); (vii) any charges, fees and expenses (or any amortization thereof) (including, without limitation, all legal, accounting, advisory or other transaction-related fees, charges, costs and expenses and any bonuses or success fee payments related to the Transactions) related to the Transactions, any Permitted Acquisition or Investment (including any other Acquisition) or disposition (or any such proposed acquisition, Investment or disposition) (including amortization or write offs of debt issuance or deferred financing costs, premiums and prepayment penalties), in each case, whether or not successful;

-10- (viii) any losses resulting from mark to market accounting of Swap Contracts or other derivative instruments; and (ix) the aggregate amount of accrued and unpaid Management Fees and IP Licensing Fees; provided that the cash payment in respect of such accrued and unpaid Management Fees and IP Licensing Fees in any future Test Period shall be subtracted from Consolidated EBITDA in such Test Period to the extent Borrower elected to previously add back such amounts to Consolidated EBITDA; minus (b) in each case to the extent included in calculating such Consolidated Net Income: (i) non-cash items increasing such Consolidated Net Income for such Test Period, other than the accrual of revenue in the ordinary course of business, and other than any items which represent the reversal of any accrual of, or cash reserve for, anticipated cash charges for any prior Test Period subsequent to the issue date which was not added back to Consolidated EBITDA when accrued; (ii) the amount of any gains resulting from mark to market accounting of Swap Contracts or other derivative instruments; plus (c) the amount of cost savings, operating expense reductions and synergies projected by Borrower in good faith to be realized as a result of specified actions taken or with respect to which steps have been initiated (in the good faith determination of Borrower) during such Test Period (or with respect to Specified Transactions, are reasonably expected to be initiated within fifteen (15) months of the closing date of the Specified Transaction), including in connection with any Specified Transaction (calculated on a Pro Forma Basis as though such cost savings, operating expense reductions and synergies had been realized during the entirety of such Test Period), net of the amount of actual benefits realized during such Test Period from such actions; provided that (i) a duly completed Officer’s Certificate of Borrower shall be delivered to Administrative Agent together with the applicable Section 9.04 Financials, providing reasonable detail with respect to such cost savings, operating expense reductions and synergies and certifying that such savings, operating expense reductions and synergies are reasonably expected to be realized within fifteen (15) months of the taking of such specified actions and are factually supportable in the good faith judgment of Borrower, (ii) such actions are to be taken within fifteen (15) months after the consummation of such Specified Transaction, restructuring or implementation of an initiative that is expected to result in such cost savings, expense reductions or synergies, (iii) no cost savings, operating expense reductions and synergies shall be added pursuant to this clause (c) to the extent duplicative of any expenses or charges otherwise added to Consolidated EBITDA, whether through a pro forma adjustment or otherwise, for such Test Period, and (iv) projected amounts (and not yet realized) may no longer be added in calculating Consolidated EBITDA pursuant to this clause (c) to the extent more than fifteen (15) months have elapsed after the specified action taken in order to realize such projected cost savings, operating expense reductions and synergies; provided, that the aggregate amount of additions made to Consolidated EBITDA for any Test Period pursuant to this clause (c) and Section 1.06(c) shall not (i) exceed 20.0% of Consolidated EBITDA for such Test Period (after giving effect to this clause (c) and Section 1.06(c)) or (ii) be duplicative of one another; plus (d) to the extent not included in Consolidated Net Income, the amount of business interruption insurance proceeds received during such Test Period or after such Test Period and on or prior to the date the calculation is made with respect to such Test Period, attributable to any property which has been closed or had operations curtailed for such Test Period; provided that such amount of insurance proceeds shall only be included pursuant to this clause (d) to the extent of the amount of insurance proceeds plus Consolidated EBITDA attributable to such property for such Test Period (without giving effect to this clause (d)) does not exceed Consolidated EBITDA attributable to such property during the most recently completed four fiscal quarters for which financial results are available that such property was fully operational (or if such property has not been fully operational for four consecutive fiscal quarters for which financial results are available prior to such closure or curtailment, the Consolidated EBITDA attributable to such property during the Test Period prior to such closure or curtailment (for which financial results are available) annualized over four fiscal quarters); plus

-11- (e) cash receipts (or any netting arrangements resulting in reduced cash expenditures) not representing Consolidated EBITDA or Consolidated Net Income in any Test Period to the extent non-cash gains relating to such income were deducted in the calculation of Consolidated EBITDA pursuant to paragraph (b) above for any previous Test Period and not added back. Consolidated EBITDA shall be further adjusted: (A) to include the Consolidated EBITDA of (i) any Person, property, business or asset (including a management agreement or similar agreement) (other than an Unrestricted Subsidiary) acquired by Borrower or any Restricted Subsidiary during such Test Period and (ii) any Unrestricted Subsidiary that is revoked and converted into a Restricted Subsidiary during such Test Period, in each case, based on the Consolidated EBITDA of such Person (or attributable to such property, business or asset) for such period (including the portion thereof occurring prior to such acquisition or Revocation), determined as if references to Borrower and its Restricted Subsidiaries in Consolidated Net Income and other defined terms therein were to such Person and its Subsidiaries; (B) to exclude the Consolidated EBITDA of (i) any Person, property, business or asset (other than an Unrestricted Subsidiary) sold, transferred or otherwise disposed of, closed or classified as discontinued operations by Borrower or any Restricted Subsidiary during such Test Period and (ii) any Restricted Subsidiary that is designated as an Unrestricted Subsidiary during such Test Period, in each case based on the actual Consolidated EBITDA of such Person for such period (including the portion thereof occurring prior to such sale, transfer, disposition, closing, classification or conversion), determined as if references to Borrower and its Restricted Subsidiaries in Consolidated Net Income and other defined terms therein were to such Person and its Subsidiaries; (C) for any Development Financing Initial Fiscal Quarter and each of the immediately succeeding two fiscal quarters thereafter, by multiplying the Consolidated EBITDA attributable to the applicable Expansion Capital Expenditure or Development Project (as determined by Borrower in good faith) in respect of such three fiscal quarters by: (x) 4 (with respect to the first such quarter), (y) 2 (with respect to the first two such quarters), and (z) 4/3 (with respect to the first three such quarters) and, for the avoidance of doubt, excluding Consolidated EBITDA attributable to such applicable Expansion Capital Expenditures or Development Project for the fiscal quarter immediately preceding such Development Financing Initial Fiscal Quarter when calculating Consolidated EBITDA during any such three fiscal quarters; (D) for the fiscal quarter in which the Initial Test Date occurs and each of the immediately succeeding two fiscal quarters thereafter, by adding to Consolidated EBITDA (x) $200.0 million (for the first such quarter), (y) $130.0 million (for the second such quarter), and (z) $70.0 million (for the third such quarter); (E) in any fiscal quarter during which a purchase of property that prior to such purchase was subject to any operating lease that will be terminated in connection with such purchase shall occur and during the three (3) following fiscal quarters, by increasing Consolidated EBITDA by an amount equal to the quarterly payment in respect of such lease (as if such purchase did not occur) times (a) four (4) (in the case of the quarter in which such purchase occurs), (b) three (3) (in the case of the quarter following such purchase), (c) two (2) (in the case of the second quarter following such purchase) and (d) one (1) (in the case of the third quarter following such purchase), all as determined on a consolidated basis for Borrower and its Restricted Subsidiaries; and (F) to exclude the Consolidated EBITDA attributable to Restricted Subsidiaries that are not Guarantors, to the extent the Consolidated EBITDA attributable to such Persons exceeds 20% of Consolidated EBITDA for Borrower and its Restricted Subsidiaries for such Test Period (calculated after giving effect to such limitation); provided that, with respect to any Restricted Subsidiary that is not required to become a Guarantor pursuant to this Agreement solely as a result of any applicable Gaming Laws or Gaming Approvals, such limitation shall not apply until the date that is ninety (90) days after the date such Restricted Subsidiary would have otherwise been required to become a Guarantor; provided, further, that from and after the Wynn Las Vegas Reorganization, and prior to the Wynn Las Vegas 2020 and 2022 Note Repayment, this clause (F) shall not apply to the Wynn Las Vegas Entities.

-12- “Consolidated Indebtedness” shall mean, as at any date of determination, (a) the aggregate amount of all Indebtedness of Borrower and its Restricted Subsidiaries (other than (x) any such Indebtedness that has been Discharged and (y) Intercompany Contribution Indebtedness) on such date, in an amount that would be reflected on a balance sheet on such date prepared on a consolidated basis in accordance with GAAP, consisting of Indebtedness for borrowed money, obligations in respect of Capital Leases, purchase money Indebtedness, Indebtedness of the kind described in clause (d) of the definition of “Indebtedness,” Indebtedness evidenced by promissory notes and similar instruments and Contingent Obligations in respect of any of the foregoing (to be included only to the extent set forth in clause (iii) below) minus (b) Development Financing (excluding Development Financing to the extent proceeds thereof consist of Unrestricted Cash that was deducted from Consolidated Indebtedness for purposes of determining the Consolidated Senior Secured Net Leverage Ratio pursuant to the definitions thereof, if any); provided that (i) Consolidated Indebtedness shall not include (A) Indebtedness in respect of letters of credit (including Letters of Credit), except to the extent of unreimbursed amounts thereunder or (B) Indebtedness of the type described in clause (i) of the definition thereof, (ii) the amount of Consolidated Indebtedness, in the case of Indebtedness of a Restricted Subsidiary that is not a Wholly Owned Subsidiary, shall be reduced by an amount directly proportional to the amount (if any) by which Consolidated EBITDA was reduced (including through the calculation of Consolidated Net Income) (A) in respect of such non-controlling interest in such Restricted Subsidiary owned by a Person other than Borrower or any of its Restricted Subsidiaries or (B) pursuant to clause (G) of the definition of Consolidated EBITDA (provided that in the case of this clause (ii)(B), such Indebtedness is not guaranteed by any Credit Party), (iii) Consolidated Indebtedness shall not include Contingent Obligations, provided, however, that if and when any such Contingent Obligation is demanded for payment from Borrower or any of its Restricted Subsidiaries, then the amounts of such Contingent Obligation shall be included in such calculations, and (iv) the amount of Consolidated Indebtedness, in the case of Indebtedness of a Subsidiary of Borrower that is not a Guarantor and which Indebtedness is not guaranteed by any Credit Party, shall be reduced by an amount directly proportional to the amount by which Consolidated EBITDA was reduced due to the undistributed earnings of such Subsidiary being excluded from Consolidated Net Income pursuant to clause (d) thereof. “Consolidated Interest Expense” shall mean, for any Test Period, the sum of interest expense of Borrower and its Restricted Subsidiaries for such Test Period as determined on a consolidated basis in accordance with GAAP, plus, to the extent deducted in arriving at Consolidated Net Income and without duplication, (a) the interest portion of payments on Capital Leases, (b) amortization of financing fees, debt issuance costs and interest or deferred financing or debt issuance costs, (c) arrangement, commitment or upfront fees, original issue discount, redemption or prepayment premiums, (d) commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing, (e) interest with respect to Indebtedness that has been Discharged, (f) the accretion or accrual of discounted liabilities during such period, (g) interest expense attributable to the movement of the mark-to-market valuation of obligations under Swap Contracts or other derivative instruments, (h) payments made under Swap Contracts relating to interest rates with respect to such Test Period and any costs associated with breakage in respect of hedging agreements for interest rates, (i) all interest expense consisting of liquidated damages for failure to timely comply with registration rights obligations and financing fees, all as calculated on a consolidated basis in accordance with GAAP, (j) fees and expenses associated with the consummation of the Transactions (k) annual or quarterly agency fees paid to Administrative Agent and (l) costs and fees associated with obtaining Swap Contracts and fees payable thereunder. “Consolidated Net Income” shall mean, for any Test Period, the aggregate of the net income of Borrower and its Restricted Subsidiaries for such Test Period, on a consolidated basis, determined in accordance with GAAP; provided that, without duplication: (a) any gain or loss (together with any related provision for taxes thereon) realized in connection with (i) any asset sale or (ii) any disposition of any securities by such Person or any of its Restricted Subsidiaries shall be excluded; (b) any extraordinary gain or loss (together with any related provision for taxes thereon) shall be excluded; (c) the net income of any Person that (i) is not a Restricted Subsidiary, (ii) is accounted for by the equity method of accounting, (iii) is an Unrestricted Subsidiary or (iv) is a Restricted Subsidiary (or former

-13- Restricted Subsidiary) with respect to which a Trigger Event has occurred following the occurrence and during the continuance of such Trigger Event shall be excluded; provided that Consolidated Net Income of Borrower and its Restricted Subsidiaries shall be increased by the amount of dividends or distributions or other payments (including management fees) that are actually paid or are payable in cash to Borrower or a Restricted Subsidiary thereof in respect of such period by such Persons (or to the extent converted into cash); (d) the undistributed earnings of any Subsidiary of Borrower that is not a Guarantor to the extent that, on the date of determination the payment of cash dividends or similar cash distributions by such Subsidiary (or loans or advances by such subsidiary to any parent company) are not permitted by the terms of any Contractual Obligation (other than under any Credit Document) or Requirement of Law applicable to such Subsidiary shall be excluded, unless such restrictions with respect to the payment of cash dividends and other similar cash distributions have been waived; provided that Consolidated Net Income of Borrower and its Restricted Subsidiaries shall be increased by the amount of dividends or distributions or other payments (including management fees) that are actually paid or are payable in cash to Borrower or a Restricted Subsidiary (not subject to such restriction) thereof in respect of such period by such Subsidiaries (or to the extent converted into cash); provided, that from and after the Wynn Las Vegas Reorganization this clause (d) shall not apply to the Wynn Las Vegas Entities; (e) any goodwill or other asset impairment charges or other asset write-offs or write downs, including any resulting from the application of Accounting Standards Codification Nos. 350 and No. 360, and any expenses or charges relating to the amortization of intangibles as a result of the application of Accounting Standards Codification No. 805, shall be excluded; (f) any non-cash charges or expenses related to the repurchase of stock options to the extent not prohibited by this Agreement, and any non-cash charges or expenses related to the grant, issuance or repricing of, or any amendment or substitution with respect to, stock appreciation or similar rights, stock options, restricted stock, or other Equity Interests or other equity based awards or rights or equivalent instruments, shall be excluded; (g) the cumulative effect of a change in accounting principles shall be excluded; (h) any expenses or reserves for liabilities shall be excluded to the extent that Borrower or any of its Restricted Subsidiaries is entitled to indemnification therefor under binding agreements; provided that any such liabilities for which Borrower or any of its Restricted Subsidiaries is not actually indemnified shall reduce Consolidated Net Income for the period in which it is determined that Borrower or such Restricted Subsidiary will not be indemnified (to the extent such liabilities would otherwise reduce Consolidated Net Income without giving effect to this clause (h)); (i) losses, to the extent covered by insurance and actually reimbursed, or, so long as Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (i) not denied by the applicable carrier in writing within 180 days and (ii) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within 365 days), expenses with respect to liability or casualty events or business interruption shall be excluded; (j) gains and losses resulting solely from fluctuations in currency values and the related tax effects shall be excluded, and charges relating to Accounting Standards Codification Nos. 815 and 820 shall be excluded; and (k) the net income (or loss) of a Restricted Subsidiary that is not a Wholly Owned Subsidiary shall be included in an amount proportional to Borrower’s economic ownership interest therein. “Consolidated Senior Secured Net Leverage Ratio” shall mean, as of any date of determination, the ratio of (a) (i) Consolidated Indebtedness of Borrower and its Restricted Subsidiaries that is secured by Liens on property or assets of Borrower or its Restricted Subsidiaries as of such date (other than (x) any such Consolidated

-14- Indebtedness that is expressly subordinated in right of payment to the Obligations pursuant to a written agreement and (y) any such Consolidated Indebtedness that, from and after the Wynn Las Vegas Reorganization, benefits from the Wynn Las Vegas Pledge (but is not otherwise secured by any Liens on property or assets of Borrower or its Restricted Subsidiaries as of such date)) minus (ii) Unrestricted Cash to (b) Consolidated EBITDA for the Test Period most recently ended prior to such date; provided, that for purposes of calculating the Consolidated Senior Secured Net Leverage Ratio, Consolidated EBITDA for the fiscal quarter in which a Qualifying Act of Terrorism shall have occurred and the next two succeeding fiscal quarters thereafter shall, in each case, be the greater of (1) Substituted Consolidated EBITDA and (2) actual Consolidated EBITDA for such fiscal quarter. “Contingent Obligation” shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor; (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; or (d) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business and any lease guarantees executed by any Company in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated potential liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith. “Contractual Obligation” shall mean as to any Person, any provision of any security issued by such Person or of any mortgage, deed of trust, security agreement, pledge agreement, promissory note, indenture, credit or loan agreement, guaranty, securities purchase agreement, instrument, lease, contract, agreement or other contractual obligation to which such Person is a party or by which it or any of its Property is bound or subject. “Covenant Suspension Period” shall mean the period commencing on the date of any Qualifying Act of Terrorism and continuing until (and including) the last day of the second full fiscal quarter following the fiscal quarter in which the Qualifying Act of Terrorism occurs; provided, however, that if a separate and distinct Qualifying Act of Terrorism occurs during any Covenant Suspension Period, such Covenant Suspension Period shall continue until (and including) the last day of the second full fiscal quarter following the fiscal quarter in which such subsequent Qualifying Act of Terrorism shall occur. Notwithstanding the foregoing, Borrower may, in its sole discretion, elect that any Covenant Suspension Period end on any date prior to the date that such Covenant Suspension Period would otherwise end absent such election. “Covered Taxes” shall mean (a) all Taxes imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under this Agreement, any Note, any Guarantee or any other Credit Document and (b) to the extent not otherwise described in the foregoing clause (a), Other Taxes; other than, in the case of clause (a) or (b), Excluded Taxes. “Credit Agreement Refinancing Indebtedness” shall mean (a) Permitted First Priority Refinancing Debt, (b) Permitted Second Priority Refinancing Debt, (c) Permitted Unsecured Refinancing Debt or (d) other Indebtedness incurred pursuant to a Refinancing Amendment (including, without limitation, Other Term Loans and Other Revolving Loans), in each case, issued, incurred or otherwise obtained (including by means of the extension or renewal of existing Indebtedness) in exchange for, or to extend, renew, replace or refinance, in whole or part, then-existing Term Loans, Revolving Loans (and/or unused Revolving Commitments) and/or Credit Agreement Refinancing Indebtedness (“Refinanced Debt”); provided that (i) such Indebtedness has the same or a later maturity and, except in the case of any Indebtedness consisting of a revolving credit facility, a Weighted Average Life to Maturity equal to or greater than the Refinanced Debt (provided that the stated maturity or Weighted Average Life

-15- to Maturity may be shorter if the stated maturity of any principal payment (including any amortization payments) is not earlier than the earlier of (1) the stated maturity of such Indebtedness in effect prior to such refinancing or (2) 91 days after the Final Maturity Date in effect at the time of issuance), (ii) such Indebtedness shall not have a greater principal amount than the principal amount of the Refinanced Debt, plus, accrued interest, fees and premiums (if any) thereon, plus, other fees and expenses associated with the refinancing (including any upfront fees and original issue discount), (iii) such Refinanced Debt shall be repaid, defeased or satisfied and discharged on a dollar-for-dollar basis, and all accrued interest, fees and premiums (if any) in connection therewith shall be paid, on the date such Credit Agreement Refinancing Indebtedness is issued, incurred or obtained, (iv) to the extent such Credit Agreement Refinancing Indebtedness consists of a revolving credit facility, the Revolving Commitments shall be reduced and/or terminated, as applicable, such that the Total Revolving Commitments (after giving effect to such Credit Agreement Refinancing Indebtedness and such reduction or termination) shall not exceed the Total Revolving Commitments immediately prior to the incurrence of such Credit Agreement Refinancing Indebtedness, plus, accrued interest, fees and premiums (if any) thereon, plus, other fees and expenses associated with the refinancing (including any upfront fees and original issue discount), (v) the terms (excluding pricing, fees, rate floors, premiums, optional prepayment or optional redemption provisions) of which are (as determined by Borrower in good faith), taken as a whole, not materially more restrictive than the terms set forth in this Agreement, (vi) Borrower shall be the sole borrower thereunder and no Subsidiary of Borrower shall guaranty such Indebtedness unless such Subsidiary is also a Guarantor hereunder, and (vii) such Indebtedness shall not be secured by any Liens, except Liens on the Collateral. “Credit Documents” shall mean (a) this Agreement, (b) the Notes, (c) the L/C Documents, (d) the Security Documents, (e) any Pari Passu Intercreditor Agreement, (f) any Second Lien Intercreditor Agreement, (g) any Extension Amendment, (h) the Completion Guaranty, (i) any Subordination Agreement and (j) each other agreement entered into by any Credit Party with Administrative Agent, Collateral Agent and/or any Lender, in connection herewith or therewith evidencing or governing the Obligations (other than the Fee Letter), all as amended from time to time, but shall not include a Swap Contract or Cash Management Agreement. “Credit Parties” shall mean Borrower and the Guarantors. “Credit Swap Contracts” shall mean any Swap Contract between Borrower and/or any or all of its Restricted Subsidiaries and a Swap Provider (excluding any Swap Contract of the type described in the last sentence of the definition of Swap Contract). “Creditor” shall mean each of (a) each Agent, (b) each L/C Lender and (c) each Lender. “Cure Expiration Date” has the meaning assigned to such term in Section 11.03. “DB” shall mean Deutsche Bank AG New York Branch. “Debt Fund Affiliate Lender” shall mean a Lender that is an Affiliate of Borrower that is primarily engaged in, or advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit or securities in the ordinary course and for which neither Wynn Resorts nor its Subsidiaries, directly or indirectly, possesses the power to direct or cause the direction of the investment policies of such entity. “Debt Issuance” shall mean the incurrence by Borrower or any Restricted Subsidiary of any Indebtedness after the Closing Date (other than as permitted by Section 10.01). The issuance or sale of any debt instrument convertible into or exchangeable or exercisable for any Equity Interests shall be deemed a Debt Issuance for purposes of Section 2.10(a). “Debtor Relief Laws” shall mean the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief Laws of the United States or other applicable jurisdiction from time to time in effect.

-16- “Declined Amounts” shall have the meaning given to such term in Section 2.10(b). “Default” shall mean any event or condition that constitutes an Event of Default or that would become, with notice or lapse of time or both, an Event of Default. “Default Rate” shall mean a per annum rate equal to, (i) in the case of principal on any Loan, the rate which is 2% in excess of the rate borne by such Loan immediately prior to the respective payment default or other Event of Default, and (ii) in the case of any other Obligations, the rate which is 2% in excess of the rate otherwise applicable to ABR Loans which are Revolving Loans from time to time (determined based on a weighted average if multiple Tranches of Revolving Commitments are then outstanding). “Defaulting Lender” shall mean, subject to Section 2.14(b), any Lender that (i) has failed to (A) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender has notified Administrative Agent and Borrower in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding has not been satisfied (which conditions precedent, together with the applicable default, if any, will be specifically identified in such writing), or (B) comply with its obligations under this Agreement to make a payment to the L/C Lender in respect of a L/C Liability, and/or make a payment to a Lender of any amount required to be paid to it hereunder, in each case within two (2) Business Days of the date when due, (ii) has notified Borrower, Administrative Agent or an L/C Lender in writing, or has stated publicly, that it will not comply with any such funding obligation hereunder, unless such writing or statement states that such position is based on such Lender’s good faith determination that one or more conditions precedent to funding cannot be satisfied (which conditions precedent, together with the applicable default, if any, will be specifically identified in such writing or public statement), or has defaulted generally (excluding bona fide disputes) on its funding obligations under other loan agreements or credit agreements or other similar agreements, (iii) a Lender Insolvency Event has occurred and is continuing with respect to such Lender or its Parent Company or (iv) any Lender that has, for three or more Business Days after written request of Administrative Agent or Borrower, failed to confirm in writing to Administrative Agent and Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender will cease to be a Defaulting Lender pursuant to this clause (iv) upon Administrative Agent’s and Borrower’s receipt of such written confirmation). Any determination of a Defaulting Lender under clauses (i) through (iv) above will be conclusive and binding absent manifest error. “Designated Jurisdiction” shall mean any country or territory to the extent that such country or territory is, or whose government is, the subject of any Sanction broadly prohibiting dealings with such government, country, or territory, including, without limitation, currently, Cuba, Iran, Burma, North Korea, Sudan and Syria. “Designated Non-Cash Consideration” shall mean the fair market value of non-cash consideration received by Borrower or any of its Restricted Subsidiaries in connection with an Asset Sale that is so designated as Designated Non-Cash Consideration pursuant to an Officers’ Certificate setting forth the basis of such valuation, executed by a financial officer of Borrower, minus the amount of cash or Cash Equivalents received in connection with a subsequent sale of or collection on such Designated Non-Cash Consideration. “Designation” has the meaning set forth in Section 9.12(a). “Designation Amount” has the meaning set forth in Section 9.12(a)(ii). “Development Financing” shall mean, without duplication, the aggregate principal amount (not to exceed $500.0 million at any time prior to the Initial Test Date), of outstanding Indebtedness (including Indebtedness hereunder), the proceeds of which, at the time of determination, as certified by a Responsible Officer of Borrower, are pending application and are intended to be used to fund, or have previously been applied to, in each case, (i) Expansion Capital Expenditures of Borrower or any Restricted Subsidiary, (ii) Investments in or Capital Expenditures or other expenditures with respect to a Development Project or (iii) interest, fees or related charges with respect to such Indebtedness; provided that (A) Borrower or the Restricted Subsidiary or other Person that owns assets subject to the Expansion Capital Expenditure or Development Project, as applicable, has not at any time abandoned development efforts with respect to such Expansion Capital Expenditure or Development Project, as

-17- applicable, for a period in excess of 90 consecutive days (other than as a result of a force majeure event or inability to obtain requisite Gaming Approvals or other governmental authorizations, so long as, in the case of any such Gaming Approvals or other governmental authorizations, Borrower or a Restricted Subsidiary or other applicable Person is diligently pursuing such Gaming Approvals or governmental authorizations) and (B) no such Indebtedness shall constitute Development Financing from and after the second full fiscal quarter following the fiscal quarter in which occurs the earlier of (x) opening of the applicable Expansion Capital Expenditures (or the business represented thereby) or Development Project to the general public for business and (y) completion of construction of the applicable Expansion Capital Expenditures or Development Project (such second full fiscal quarter, the “Development Financing Initial Fiscal Quarter”). “Development Financing Initial Fiscal Quarter” shall have the meaning assigned to such term in the definition of “Development Financing.” “Development Project” shall mean any Facility under development (excluding the Wynn Massachusetts Project) directly or indirectly by (a) Borrower or any of its Restricted Subsidiaries, (b) any Joint Ventures in which Borrower or any of its Restricted Subsidiaries, directly or indirectly, has control or with whom it has a management or similar contract and in which Borrower or any of its Restricted Subsidiaries owns (directly or indirectly) at least 25% of the Equity Interest of such Joint Venture or (c) other Persons with respect to which Borrower or any of its Restricted Subsidiaries has (directly or indirectly through Subsidiaries) entered into a management or similar contract and such contract remains in full force and effect at the time of such determination. “Discharged” shall mean Indebtedness that has been defeased (pursuant to a contractual or legal defeasance) or discharged pursuant to the prepayment or deposit of amounts sufficient to satisfy such Indebtedness as it becomes due or irrevocably called for redemption (and regardless of whether such Indebtedness constitutes a liability on the balance sheet of the obligors thereof); provided, however, that the Indebtedness shall be deemed Discharged if the payment or deposit of all amounts required for defeasance or discharge or redemption thereof have been made even if certain conditions thereto have not been satisfied, so long as such conditions are reasonably expected to be satisfied within 95 days after such prepayment or deposit. “Discount Range” shall have the meaning provided in Exhibit N hereto. “Disinterested Director” shall mean, with respect to any person and transaction, a member of the Board of Directors of such person who does not have any material direct or indirect financial interest in or with respect to such transaction. “Disqualification” shall mean, with respect to any Lender: (a) the failure of that person timely to file pursuant to applicable Gaming Laws (i) any application requested of that person by any Gaming Authority in connection with any licensing required of that person as a lender to Borrower; or (ii) any required application or other papers in connection with determination of the suitability of that person as a lender to Borrower; (b) the withdrawal by that person (except where requested or permitted by the Gaming Authority) of any such application or other required papers; (c) any finding by a Gaming Authority that there is reasonable cause to believe that such person may be found unqualified or unsuitable; or (d) any final determination by a Gaming Authority pursuant to applicable Gaming Laws: (i) that such person is “unsuitable” as a lender to Borrower; (ii) that such person shall be “disqualified” as a lender to Borrower; or (iii) denying the issuance to that person of any license or other approval required under applicable Gaming Laws to be held by all lenders to Borrower. “Disqualified Capital Stock” shall mean, with respect to any Person, any Equity Interest of such Person that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable or redeemable at the sole option of the holder thereof (other than solely (x) for Qualified Capital Stock or upon a sale of assets, casualty event or a change of control, in each case, subject to the prior payment in full of the Obligations, (y) as a result of a redemption required by Gaming Law or (z) as a result of a redemption that by the terms of such Equity Interest is contingent upon such redemption not being prohibited by this Agreement), pursuant to a sinking fund obligation or otherwise (other than solely for Qualified Capital Stock) or exchangeable or convertible into debt securities of the issuer thereof at the sole option of the holder thereof, in

-18- whole or in part, on or prior to the date that is 181 days after the Final Maturity Date then in effect at the time of issuance thereof. “Disqualified Lenders” shall mean such Persons that have been specified in writing to the Administrative Agent (it being understood that the Administrative Agent will distribute the list of such Persons to the Lenders) (a) at least 10 Business Days prior to the Closing Date as being “Disqualified Lenders” and (b) within 10 Business Days after the end of each fiscal quarter, provided, that (i) if no Persons are specified in writing to the Administrative Agent pursuant to clause (b) for any fiscal quarter, the Persons specified in writing to the Administrative Agent with respect to the previous fiscal quarter (or, if no previous fiscal quarter, pursuant to clause (a) above), shall be deemed to have been specified in writing to the Administrative Agent for such fiscal quarter, and (ii) in no event shall any Person be specified in writing to the Administrative Agent pursuant to clause (b) above at any time that such Person is a Lender hereunder. “Documentation Agent” means Merrill Lynch, Pierce, Fenner & Smith Incorporated, in its capacity as documentation agent hereunder. “Dollar Equivalent” shall mean, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternate Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent or the applicable L/C Lender, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternate Currency. “Dollars” and “$” shall mean the lawful money of the United States. “Domestic Subsidiary” of any Person shall mean any Subsidiary of such Person incorporated, organized or formed in the United States, any state thereof or the District of Columbia. “Eligible Assignee” shall mean and include (i) a commercial bank, an insurance company, a finance company, a financial institution, any fund that invests in loans or any other “accredited investor” (as defined in Regulation D), (ii) solely for purposes of Borrower Loan Purchases, Borrower and its Restricted Subsidiaries, and (iii) so long as in compliance with Sections 13.05(e) and (f), as applicable, Affiliate Lenders and Debt Fund Affiliates; provided, however, that (x) other than as set forth in clause (ii) of this definition, neither Borrower nor any of Borrower’s Affiliates or Subsidiaries shall be an Eligible Assignee, (y) Eligible Assignee shall not include any Person that is a Competitor unless consented to in writing by Borrower and (z) Eligible Assignee shall not include any Person who is a Defaulting Lender or is subject to a Disqualification. “Employee Benefit Plan” shall mean an employee benefit plan (as defined in Section 3(3) of ERISA) that is maintained or contributed to by Borrower or any of its Restricted Subsidiaries. “Encore at Wynn Las Vegas” means the hotel tower, casino facility and retail and convention space that is part of Wynn Las Vegas and called “Encore at Wynn Las Vegas.” “Environment” shall mean ambient air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata, natural resources, the workplace or as otherwise defined in any Environmental Law. “Environmental Action” shall mean (a) any notice, claim, demand or other written or, to the knowledge of any Responsible Officer of Borrower, oral communication alleging liability of Borrower or any of its Restricted Subsidiaries for investigation, remediation, removal, cleanup, response, corrective action or other costs, damages to natural resources, personal injury, property damage, fines or penalties resulting from, related to or arising out of (i) the presence, Release or threatened Release in or into the Environment of Hazardous Material at any location or (ii) any violation of Environmental Law, and shall include, without limitation, any claim seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from, related to or arising out of the presence, Release or threatened Release of Hazardous Material or alleged injury or threat of injury to human health, safety or the Environment arising under Environmental Law and (b) any investigation, monitoring, removal or

-19- remedial activities undertaken by or on behalf of Borrower or any of its Restricted Subsidiaries, arising under Environmental Law whether or not such activities are carried out voluntarily. “Environmental Law” shall mean any and all applicable treaties, laws, statutes, ordinances, regulations, rules, decrees, judgments, orders, consent orders, consent decrees and other binding legal requirements, and the common law, relating to protection of public health or the Environment, the Release or threatened Release of Hazardous Material, natural resources or natural resource damages, or occupational safety or health. “Equity Contribution” shall mean the Pre-Closing Equity Contribution and the Post-Closing Equity Contribution. “Equity Contribution Threshold” means $300.0 million. “Equity Interests” shall mean, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership or member’s interests (however designated, whether voting or non-voting), of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, whether outstanding on the Closing Date or issued after the Closing Date; provided, however, that a debt instrument convertible into or exchangeable or exercisable for any Equity Interests or Swap Contracts entered into as a part of, or in connection with, an issuance of such debt instrument shall not be deemed an Equity Interest. “Equity Issuance” shall mean (a) any issuance or sale after the Closing Date by Borrower of any Equity Interests (including any Equity Interests issued upon exercise of any Equity Rights) or any Equity Rights, or (b) the receipt by Borrower after the Closing Date of any capital contribution (whether or not evidenced by any Equity Interest issued by the recipient of such contribution). The issuance or sale of any debt instrument convertible into or exchangeable or exercisable for any Equity Interests shall be deemed a Debt Issuance and not an Equity Issuance for purposes of the definition of Equity Issuance Proceeds; provided, however, that such issuance or sale shall be deemed an Equity Issuance upon the conversion or exchange of such debt instrument into Equity Interests. “Equity Issuance Proceeds” shall mean, with respect to any Equity Issuance, the aggregate amount of all cash received in respect thereof by the Person consummating such Equity Issuance net of all investment banking fees, discounts and commissions, legal fees, consulting fees, accountants’ fees, underwriting discounts and commissions and other fees and expenses actually incurred in connection therewith. “Equity Rights” shall mean, with respect to any Person, any then-outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including any stockholders’ or voting trust agreements) for the issuance, sale, registration or voting of any additional Equity Interests of any class, or partnership or other ownership interests of any type in, such Person; provided, however, that a debt instrument convertible into or exchangeable or exercisable for any Equity Interests shall not be deemed an Equity Right. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Entity” shall mean any member of an ERISA Group. “ERISA Event” shall mean (a) any “reportable event,” as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Pension Plan (other than an event for which the 30-day notice requirement is waived); (b) with respect to any Pension Plan, the failure to satisfy the minimum funding standard under Section 412 of the Code and Section 302 of ERISA, whether or not waived, the failure by any ERISA Entity to make by its due date a required installment under Section 430(j) of the Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (c) the incurrence by any ERISA Entity of any liability under Title IV of ERISA with respect to the termination of any Pension Plan; (d) the receipt by any ERISA Entity from the PBGC or a plan administrator of any notice indicating an intent to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan; (e) the occurrence of any event or condition which

-20- would reasonably constitute grounds under ERISA for the termination of or the appointment of a trustee to administer, any Pension Plan; (f) the incurrence by any ERISA Entity of any liability with respect to the withdrawal or partial withdrawal from any Pension Plan or Multiemployer Plan; (g) the receipt by an ERISA Entity of any notice concerning the imposition of Withdrawal Liability on any ERISA Entity or a determination that a Multiemployer Plan is insolvent or in reorganization, within the meaning of Title IV of ERISA or in “endangered” or “critical” status, within the meaning of Section 432 of the Code or Section 305 of ERISA; (h) a failure by any ERISA Entity to pay when due (after expiration of any applicable grace period) any installment payment with respect to withdrawal liability under Section 4201 of ERISA; (i) the withdrawal of any ERISA Entity from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such ERISA Entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; or (j) the occurrence of a nonexempt prohibited transaction (within the meaning of Section 4975 of the Code or Section 406 of ERISA) which would reasonably be expected to result in liability to any ERISA Entity. “ERISA Group” shall mean Borrower or any of its Restricted Subsidiaries and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with Borrower and its Restricted Subsidiaries, are treated as a single employer under Section 414(b) or (c) of the Code. “Events of Default” has the meaning set forth in Section 11.01. “Excess Cash Flow” shall mean, for any fiscal year of Borrower, an amount, if positive, equal to (without duplication): (a) Consolidated Net Income; plus (b) an amount equal to the amount of all non-cash charges or losses (including write-offs or write- downs, depreciation expense and amortization expense including amortization of goodwill and other intangibles) to the extent deducted in arriving at such Consolidated Net Income (excluding any such non-cash expense to the extent that it represents an accrual or reserve for potential cash charge in any future period or amortization of a prepaid cash charge that was paid in a prior period and that did not reduce Excess Cash Flow at the time paid); plus (c) the decrease, if any, in Working Capital from the beginning of such period to the end of such period (for the avoidance of doubt, an increase in negative Working Capital is a decrease in Working Capital); plus (d) any amounts received from the early extinguishment of Swap Contracts that are not included in Consolidated Net Income; minus (e) the increase, if any, of Working Capital from the beginning of such period to the end of such period; minus (f) any amounts paid in connection with the early extinguishment of Swap Contracts that are not included in Consolidated Net Income; minus (g) the amount of Capital Expenditures made in cash during such period, except to the extent financed with the proceeds of Indebtedness, Asset Sales or Casualty Events (to the extent such proceeds did not increase Consolidated Net Income) of Borrower or its Restricted Subsidiaries; minus (h) the amount of principal payments of the Loans, Other Applicable Indebtedness and Other First Lien Indebtedness of Borrower and its Restricted Subsidiaries (excluding repayments of Revolving Loans or other revolving indebtedness, except to the extent the Revolving Commitments or commitments in respect of such other revolving debt, as applicable, are permanently reduced in connection with such repayments), in each case, except to the extent financed with the proceeds of Indebtedness, Asset Sales or Casualty Events (to the

-21- extent such proceeds did not increase Consolidated Net Income) of Borrower or its Restricted Subsidiaries; minus (i) the amount of Investments made during such period pursuant to Section 10.04 (other than Sections 10.04(a), (b), (c), (d), (e), (f) (except to the extent such amount increased Consolidated Net Income), (g), (h) (to the extent not taken into account in arriving at Consolidated Net Income), (j), (k), (l), (o), (p), (r), (s), (x) and (y)), except to the extent financed with the proceeds of Indebtedness (other than Revolving Loans), Asset Sales or Casualty Events (to the extent such proceeds did not increase Consolidated Net Income) of Borrower or its Restricted Subsidiaries; minus (j) the amount of all non-cash gains to the extent included in arriving at such Consolidated Net Income (excluding any such non-cash gain to the extent it represents the reversal of an accrual or reserve for a potential cash loss in any prior period); minus (k) any expenses or reserves for liabilities to the extent that Borrower or any Restricted Subsidiary is entitled to indemnification or reimbursement therefor under binding agreements or insurance claims therefor to the extent Borrower has not received such indemnity or reimbursement payment, in each case, to the extent not taken into account in arriving at Consolidated Net Income. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder. “Excluded Designation” has the meaning set forth in Section 9.13(a). “Excluded Immaterial Subsidiaries” has the meaning set forth in Section 9.13(a). “Excluded Information” shall have the meaning provided in Section 12.07(b). “Excluded Subsidiary” shall mean (a) any Unrestricted Subsidiary, (b) any Immaterial Subsidiary, (c) any Foreign Subsidiary or CFC Holdco, (d) any Subsidiary that is prohibited by applicable law, rule or regulation (including, without limitation, any Gaming Laws) or by any agreement, instrument or other undertaking to which such Subsidiary is a party or by which it or any of its property or assets is bound from guaranteeing the Obligations; provided that any such agreement, instrument or other undertaking (i) is in existence on the Closing Date and listed on Schedule 1.01(b) (or, with respect to a Subsidiary acquired after the Closing Date, as of the date of such acquisition) and (ii) in the case of a Subsidiary acquired after the Closing Date, was not entered into in connection with or anticipation of such acquisition, (e) any Subsidiary with respect to which guaranteeing the Obligations would require consent, approval, license or authorization from any Governmental Authority (including, without limitation, any Gaming Authority), unless such consent, approval, license or authorization has been received and is in effect, (f) from and after the Wynn Las Vegas Reorganization, but prior to the Wynn Las Vegas 2020 and 2022 Note Repayment, the Wynn Las Vegas Entities, (g) each Subsidiary that is not a Wholly Owned Subsidiary (for so long as such Subsidiary remains a non-Wholly Owned Subsidiary) and (h) any other Subsidiary with respect to which, in the reasonable judgment of Administrative Agent (which shall be confirmed in writing by notice to Borrower), the cost or other consequences (including any adverse tax consequences) of providing a guarantee shall be excessive in view of the benefits to be obtained by the Lenders therefrom. “Excluded Swap Obligation” shall mean, with respect to any Guarantor, (x) as it relates to all or a portion of the Guarantee of such Guarantor, any Swap Obligation if, and to the extent that, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor becomes effective with respect to such Swap Obligation or (y) as it relates to all or a portion of the grant by such Guarantor of a security interest, any Swap Obligation if, and to the extent that, such Swap Obligation (or such security interest in respect thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such

-22- Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the security interest of such Guarantor becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal. “Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to any Agent or Lender or required to be withheld or deducted from any payment to any Agent or Lender: (a) income, franchise or branch profits Taxes imposed on or measured by net income or net profits (however denominated), in each case, (i) imposed by any jurisdiction as a result of such recipient being organized under the laws of, having its principal office located in or, in the case of any Lender, having its Applicable Lending Office located in the jurisdiction imposing such Tax, or (ii) that are Other Connection Taxes, (b) in the case of any Lender, other than an assignee pursuant to a request by Borrower under Section 2.11(a), any U.S. federal withholding tax that is imposed on amounts payable to such Person under the laws in effect at the time such Person becomes a party to this Agreement (or designates a new Applicable Lending Office), except to the extent that such Person (or its assignor, if any) was entitled, immediately prior to the designation of a new Applicable Lending Office (or assignment), to receive additional amounts from Borrower with respect to such withholding Tax pursuant to Section 5.06(a), (c) Taxes attributable to such Lender’s failure to comply with Sections 5.06(b) or (d) and (d) any Taxes imposed under FATCA. “Executive Order” has the meaning set forth in Section 8.22(a). “Existing Revolving Loans” shall have the meaning provided in Section 2.13(b). “Existing Revolving Tranche” shall have the meaning provided in Section 2.13(b). “Existing Term Loan Tranche” shall have the meaning provided in Section 2.13(a). “Existing Tranche” shall mean any Existing Term Loan Tranche or Existing Revolving Tranche. “Expansion Capital Expenditures” shall mean any capital expenditure by Borrower or any of its Restricted Subsidiaries in respect of the purchase or other acquisition of any fixed or capital assets or the refurbishment of existing assets or properties that, in Borrower’s reasonable determination, adds to or improves (or is reasonably expected to add to or improve) the property of Borrower and its Restricted Subsidiaries, excluding any such capital expenditures fully financed with Net Available Proceeds of an Asset Sale or Casualty Event and excluding capital expenditures made in the ordinary course made to maintain, repair, restore or refurbish the property of Borrower and its Restricted Subsidiaries in its then existing state or to support the continuation of such Person’s day to day operations as then conducted. “Extended Revolving Commitments” shall have the meaning provided in Section 2.13(b). “Extended Revolving Loans” shall have the meaning provided in Section 2.13(b). “Extended Term Loans” shall have the meaning provided in Section 2.13(a). “Extending Lender” shall have the meaning provided in Section 2.13(c). “Extension Amendment” shall have the meaning provided in Section 2.13(d). “Extension Date” shall mean any date on which any Existing Term Loan Tranche or Existing Revolving Tranche is modified to extend the related scheduled maturity date(s) in accordance with Section 2.13 (with respect to the Lenders under such Existing Term Loan Tranche or Existing Revolving Tranche which agree to such modification). “Extension Election” shall have the meaning provided in Section 2.13(c).

-23- “Extension Request” shall mean any Term Loan Extension Request or Revolving Extension Request. “Extension Tranche” shall mean all Extended Term Loans of the same tranche or Extended Revolving Commitments of the same tranche that are established pursuant to the same Extension Amendment (or any subsequent Extension Amendment to the extent such Extension Amendment expressly provides that the Extended Term Loans or Extended Revolving Commitments, as applicable, provided for therein are intended to be a part of any previously established Extension Tranche). “Facility” shall mean any establishment, facility and other property or assets ancillary or related thereto or used in connection therewith, the primary focus of which is, or when completed will be, the hospitality, gaming, leisure and/or consumer industries (including, without limitation, any Gaming Facility). “fair market value” shall mean, with respect to any Property, a price (after taking into account any liabilities relating to such Property), as determined in good faith by Borrower, that could be negotiated in an arm’s- length free market transaction, for cash, between a willing seller and a willing and able buyer, neither of which is under any compulsion to complete the transaction. “Fair Share” has the meaning set forth in Section 6.10. “Fair Share Shortfall” has the meaning set forth in Section 6.10. “FATCA” shall mean Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any regulations thereunder or official governmental interpretations thereof, any agreements entered into pursuant to current Section 1471(b) of the Code (or any amended or successor version described above), any intergovernmental agreements (and any related laws, regulations or official guidance) implementing the foregoing. “Federal Funds Rate” shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided, however, that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published for any Business Day, the Federal Funds Rate for such Business Day shall be the average rate quoted to Administrative Agent on such Business Day on such transactions by three federal funds brokers of recognized standing, as determined by Administrative Agent. “Fee Letter” shall mean the fee letter agreement dated as of the date hereof, between Borrower and Administrative Agent. “Final Maturity Date” shall mean the latest of the latest R/C Maturity Date, the Term Facility Maturity Date, the latest final maturity date applicable to any Extended Term Loans, the latest final maturity date applicable to any Extended Revolving Commitments, the latest final maturity date applicable to any Other Term Loans and the latest final maturity date applicable to any Other Revolving Loans. “Financial Maintenance Covenant” shall mean the covenant set forth in Section 10.08(a). “Fitch” shall mean Fitch Ratings Inc., or any successor entity thereto. “Flood Insurance Laws” shall mean, collectively, (a) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (b) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (c) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto and (d) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto.

-24- “Foreign Lender” shall mean a Lender that is not a U.S. Person. “Foreign Subsidiary” shall mean any Subsidiary that is organized under the laws of a jurisdiction other than the United States, any state thereof, or the District of Columbia. “Funding Credit Party” has the meaning set forth in Section 6.10. “Funding Date” shall mean the date of the making of any extension of credit (whether the making of a Loan or the issuance of a Letter of Credit) hereunder (including the Closing Date). “GAAP” shall mean generally accepted accounting principles set forth as of the relevant date in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), including, without limitation, any Accounting Standards Codifications, which are applicable to the circumstances as of the date of determination. “Gaming Approval” shall mean any and all approvals, authorizations, permits, consents, rulings, orders or directives of any Governmental Authority (including, without limitation, any Gaming Authority) (a) necessary to enable Borrower or any of its Restricted Subsidiaries to engage in, operate or manage the casino, gambling or gaming business or otherwise continue to conduct, operate or manage such business substantially as is presently conducted, operated or managed or contemplated to be conducted, operated or managed following the Closing Date (after giving effect to the Transactions), (b) required by any Gaming Law or (c) necessary as is contemplated on the Closing Date (after giving effect to the Transactions), to accomplish the financing and other transactions contemplated hereby after giving effect to the Transactions. “Gaming Authority” shall mean any Governmental Authority with regulatory, licensing or permitting authority or jurisdiction over any gaming business or enterprise or any Gaming Facility or with regulatory, licensing or permitting authority or jurisdiction over any gaming operation (or proposed gaming operation) owned, managed, leased or operated by Borrower or any of its Restricted Subsidiaries. “Gaming Facility” shall mean any gaming establishment, facility and other property or assets ancillary or related thereto or used in connection therewith, including, without limitation, any casinos, hotels, resorts, theaters, parking facilities, timeshare operations, retail shops, restaurants, other buildings, land, golf courses and other recreation and entertainment facilities, marinas, vessels and related equipment. “Gaming Laws” shall mean all applicable provisions of all: (a) constitutions, treaties, statutes or laws governing Gaming Facilities (including, without limitation, card club casinos) and rules, regulations, codes and ordinances of, and all administrative or judicial orders or decrees or other laws pursuant to which, any Gaming Authority possesses regulatory, licensing, investigatory or permit authority over gambling, gaming or Gaming Facility activities conducted, operated or managed by Borrower or any of its Restricted Subsidiaries within its jurisdiction; (b) Gaming Approvals; and (c) orders, decisions, determinations, judgments, awards and decrees of any Gaming Authority. “Gaming License” shall mean any Gaming Approval or other casino, gambling or gaming license issued by any Gaming Authority covering any Gaming Facility that permits the licensee to operate a gaming establishment. “Governmental Authority” shall mean any government or political subdivision of the United States or any other country, whether federal, state, provincial or local, or any agency, authority, board, bureau, central bank, commission, office, division, department or instrumentality thereof or therein, including, without limitation, any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to such government or political subdivision including, without limitation, any Gaming Authority.

-25- “Gross Adjusted Revenues” shall mean, for any period, the Net Revenues for the relevant period, plus promotions and discounts provided by Borrower and its Restricted Subsidiaries during such period calculated in accordance with GAAP. “Guarantee” shall mean the guarantee of each Guarantor pursuant to Article VI. “Guaranteed Obligations” has the meaning set forth in Section 6.01. “Guarantors” shall mean each of the Persons listed on Schedule 1.01(a) attached hereto and each Wholly Owned Restricted Subsidiary that may hereafter execute a Joinder Agreement pursuant to Section 9.11, together with their successors and permitted assigns, and “Guarantor” shall mean any one of them; provided, however, that notwithstanding the foregoing, Guarantors shall not include any Subsidiary of Borrower that is an Excluded Subsidiary or any Person that has been released as a Guarantor in accordance with the terms of the Credit Documents. “Hazardous Material” shall mean any material, substance, waste, constituent, compound, pollutant or contaminant including, without limitation, petroleum (including, without limitation, crude oil or any fraction thereof or any petroleum product or waste) subject to regulation or which could reasonably be expected to give rise to liability under Environmental Law. “Immaterial Subsidiary” shall mean, at any time, any Restricted Subsidiary of Borrower having, together with all other Immaterial Subsidiaries, tangible assets with an aggregate fair market value of less than the Immaterial Subsidiary Threshold Amount as of the most recent Calculation Date. “Immaterial Subsidiary Threshold Amount” shall mean $75.0 million. “Impacted Loans” has the meaning set forth in Section 5.02. “Increased Amount” of any Indebtedness shall mean any increase in the amount of such Indebtedness in connection with any accrual of interest, the accretion of accreted value, the amortization of original issue discount, the payment of interest in the form of additional Indebtedness, the accretion of original issue discount or liquidation preference and increases in the amount of Indebtedness outstanding solely as a result of fluctuations in the exchange rate of currencies. “incur” shall mean, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (including by conversion, exchange or otherwise), permit to exist, assume, guarantee or otherwise become liable in respect of such Indebtedness or other obligation (and “incurrence,” “incurred” and “incurring” shall have meanings correlative to the foregoing). “Indebtedness” of any Person shall mean, without duplication, (a) all obligations of such Person for borrowed money; (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments; (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person; (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding (i) trade accounts payable and accrued obligations incurred in the ordinary course of business, (ii) the financing of insurance premiums, (iii) any such obligations payable solely through the issuance of Equity Interests and (iv) any earn-out obligation until such obligation appears in the liabilities section of the balance sheet of such Person in accordance with GAAP (excluding disclosure on the notes and footnotes thereto); provided that any earn-out obligation that appears in the liabilities section of the balance sheet of such Person shall be excluded, to the extent (x) such Person is indemnified for the payment thereof or (y) amounts to be applied to the payment therefor are in escrow); (e) all Indebtedness (excluding prepaid interest thereon) of others secured by any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed; provided, however, that if such obligations have not been assumed, the amount of such Indebtedness included for the purposes of this definition will be the amount equal to the lesser of the fair market value of such property and the amount of the Indebtedness secured; (f) with respect to any Capital Lease Obligations of such Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date

-26- in accordance with GAAP; (g) all net obligations of such Person in respect of Swap Contracts; (h) all obligations of such Person as an account party in respect of letters of credit and bankers’ acceptances, except obligations in respect of letters of credit issued in support of obligations not otherwise constituting Indebtedness shall not constitute Indebtedness except to the extent such letter of credit is drawn and not reimbursed within five (5) Business Days of such drawing; (i) all obligations of such Person in respect of Disqualified Capital Stock; and (j) all Contingent Obligations of such Person in respect of Indebtedness of others of the kinds referred to in clauses (a) through (i) above. The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner unless recourse is limited, in which case the amount of such Indebtedness shall be the amount such Person is liable therefor (except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor). The amount of Indebtedness of the type described in clause (d) shall be calculated based on the net present value thereof. The amount of Indebtedness of the type referred to in clause (g) above of any Person shall be zero unless and until such Indebtedness shall be terminated, in which case the amount of such Indebtedness shall be the then termination payment due thereunder by such Person. For the avoidance of doubt, it is understood and agreed that (x) casino “chips” and gaming winnings of customers, (y) any obligations of such Person in respect of Cash Management Agreements and (z) any obligations of such Person in respect of employee deferred compensation and benefit plans shall not constitute Indebtedness. “Indemnitee” has the meaning set forth in Section 13.03(b). “Initial Perfection Certificate” has the meaning set forth in the definition of “Perfection Certificate.” “Initial Test Date” has the meaning set forth in Section 10.8. “Intellectual Property” has the meaning set forth in Section 8.18. “Intercompany Contribution Indebtedness” shall mean unsecured Indebtedness (including unsecured Indebtedness convertible into or exchangeable or exercisable for any Equity Interests) of Borrower or all or any Restricted Subsidiaries owed to Wynn Resorts or any other Affiliate of Borrower (other than Borrower or a Subsidiary of Borrower) that (a) is subject to a Subordination Agreement or otherwise contains subordination provisions reasonably satisfactory to Administrative Agent and (b) shall not have a scheduled maturity date or any scheduled principal payments or be subject to any mandatory redemption, prepayment, or sinking fund or interest payment, fee payment or similar payment due prior to the date that is 91 days after the Final Maturity Date then in effect at the time of issuance. “Interest Period” shall mean, as to each LIBOR Loan, the period commencing on the date such LIBOR Loan is disbursed or converted to or continued as a LIBOR Loan and ending on the date one, two, three or six months thereafter, as selected by Borrower in its Notice of Borrowing or Notice of Continuation/Conversion, as applicable, or such other period that is twelve months or less requested by Borrower and consented to by, in the case of a period that is one month or less, the Administrative Agent and, in all cases of a period that is twelve months or less but greater than one month, all the applicable Lenders; provided that: (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a LIBOR Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (ii) any Interest Period pertaining to LIBOR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (iii) no Interest Period for a Class shall extend beyond the maturity date for such Class. Notwithstanding the foregoing, (x) as to any LIBOR Loan made on a day that is not the last Business Day of a calendar month, Borrower may select an Interest Period that shall commence on the date on which such Loan is

-27- made and expire on the last Business Day of such calendar month and thereafter revert to the Interest Period selected in compliance with the foregoing, and (y) as to any LIBOR Loan made, or continued or converted pursuant to Section 2.09, prior to the expiration of the Term Facility Availability Period, Borrower may select an Interest Period that expires on the last Business Day of the Term Facility Availability Period and thereafter revert to the Interest Period selected in compliance with the foregoing. “Interest Rate Protection Agreement” shall mean, for any Person, an interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more financial institutions providing for the transfer or mitigation of interest risks either generally or under specific contingencies. “Investments” of any Person shall mean (a) any loan or advance of funds or credit by such Person to any other Person, (b) any Contingent Obligation by such Person in respect of the Indebtedness of any other Person (provided that upon termination of any such Contingent Obligation, no Investment in respect thereof shall be deemed outstanding, except as contemplated in clause (e) below), (c) any purchase or other acquisition of any Equity Interests or indebtedness or other securities of any other Person, (d) any capital contribution by such Person to any other Person, (e) without duplication of any amounts included under clause (b) above, any payment under any Contingent Obligation by such Person in respect of the Indebtedness or other obligation of any other Person or (f) the purchase or other acquisition (in one transaction or a series of transaction) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person. For purposes of the definition of “Unrestricted Subsidiary” and Section 10.04, “Investment” shall include the portion (proportionate to Borrower’s Equity Interest in such Subsidiary) of the fair market value of the net assets of any Subsidiary of Borrower at the time of Designation of such Subsidiary as an Unrestricted Subsidiary pursuant to Section 9.12 (excluding any Subsidiaries designated as Unrestricted Subsidiaries on the Closing Date and set forth on Schedule 9.12); provided, however, that upon the Revocation of a Subsidiary that was Designated as an Unrestricted Subsidiary after the Closing Date, the amount of outstanding Investments in Unrestricted Subsidiaries shall be deemed to be reduced by the lesser of (x) the fair market value of such Subsidiary at the time of such Revocation and (y) the amount of Investments in such Subsidiary deemed to have been made (directly or indirectly) at the time of, and made (directly or indirectly) since, the Designation of such Subsidiary as an Unrestricted Subsidiary, to the extent that such amount constitutes an outstanding Investment under Section 10.04 at the time of such Revocation. “IP Licensing Fees” shall mean any fees payable by Borrower or a Restricted Subsidiary to any Affiliate (other than Borrower or a Restricted Subsidiary) pursuant to (a) (i) that certain 2014 Intellectual Property Licensing Agreement, dated as of November 20, 2014, among Wynn Resorts Holdings, LLC, Wynn Resorts and Wynn Massachusetts and (ii) that certain Intellectual Property Licensing Agreement, dated as of December 14, 2004, among Wynn Resorts, Wynn Resorts Holdings, LLC and Wynn Las Vegas and (b) without duplication to any fees paid under any agreement described in clause (a), licensing agreements in form and substance substantially similar to any agreement described in clause (a). “ISP” shall mean, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance). “Joinder Agreements” shall mean each Joinder Agreement substantially in the form of Exhibit J attached hereto or such other form as is reasonably acceptable to Administrative Agent and each Joinder Agreement to be entered into pursuant to the Security Agreement. “Joint Venture” shall mean any Person, other than an individual or a Wholly Owned Subsidiary of Borrower, in which Borrower or a Restricted Subsidiary of Borrower (directly or indirectly) holds or acquires an ownership interest (whether by way of capital stock, partnership or limited liability company interest, or other evidence of ownership). “Judgment Currency Conversion Date” has the meaning set forth in Section 13.15(a).

-28- “Junior Financing” shall mean unsecured Indebtedness (including unsecured Indebtedness convertible into or exchangeable or exercisable for any Equity Interests) of Borrower or all or any Restricted Subsidiaries (a) (i) that is subordinated in right of payment to the Loans and contains subordination provisions that are customary in the good faith determination of Borrower for senior subordinated notes or subordinated notes issued under Rule 144A of the Securities Act (or other corporate issuers in private placements or public offerings of securities) or (ii) that contains subordination provisions reasonably satisfactory to Administrative Agent and (b) that shall not have a scheduled maturity date or any scheduled principal payments or be subject to any mandatory redemption, prepayment, or sinking fund (except for customary change of control provisions and, in the case of bridge facilities, customary mandatory redemptions or prepayments with proceeds of Permitted Refinancings thereof (which Permitted Refinancings would constitute Junior Financing) or Equity Issuances, and customary asset sale provisions that permit application of the applicable proceeds to the payment of the Obligations prior to application to such Junior Financing) due prior to the date that is 91 days after the Final Maturity Date then in effect at the time of issuance (excluding bridge facilities allowing extensions on customary terms to at least 91 days after such Final Maturity Date). “Junior Prepayments” shall have the meaning provided in Section 10.09. “L/C Commitments” shall mean the commitments of the L/C Lender to issue Letters of Credit pursuant to Section 2.03. The L/C Commitments are part of, and not in addition to, the Revolving Commitments. “L/C Disbursements” shall mean a payment or disbursement made by any L/C Lender pursuant to a Letter of Credit. “L/C Documents” shall mean, with respect to any Letter of Credit, collectively, any other agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations, each as the same may be amended or modified and in effect from time to time. “L/C Interest” shall mean, for each Revolving Lender, such Lender’s participation interest (or, in the case of each L/C Lender, such L/C Lender’s retained interest) in each L/C Lender’s liability under Letters of Credit and such Lender’s rights and interests in Reimbursement Obligations and fees, interest and other amounts payable in connection with Letters of Credit and Reimbursement Obligations. “L/C Lender” shall mean, as the context may require: (a) each of DB (solely in respect of standby Letters of Credit), Bank of America, N.A., Credit Agricole Corporate and Investment Bank, Fifth Third Bank and BNP Paribas or any of their respective Affiliates, in its capacity as issuer of Letters of Credit issued by it hereunder, together with its successors and assigns in such capacity; and/or (b) any other Revolving Lender or Revolving Lenders selected by Borrower and reasonably acceptable to Administrative Agent (such approval not to be unreasonably withheld or delayed) that agrees to become an L/C Lender, in each case under this clause (b) in its capacity as issuer of Letters of Credit issued by such Lender hereunder, together with its successors and assigns in such capacity. “L/C Liability” shall mean, at any time, without duplication, the sum of (a) the Dollar Equivalent of the Stated Amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all L/C Disbursements that have not yet been reimbursed at such time (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of any Letter of Credit denominated in an Alternate Currency) in respect of all Letters of Credit. The L/C Liability of any Revolving Lender at any time shall mean such Revolving Lender’s participations and obligations in respect of outstanding Letters of Credit at such time. “L/C Payment Notice” has the meaning provided in Section 2.03(d). “L/C Sublimit” shall mean an amount equal to the lesser of (a) $100.0 million and (b) the Total Revolving Commitments then in effect. With respect to any L/C Lender, such L/C Lender’s L/C Sublimit shall be the

-29- percentage of the L/C Sublimit under the preceding sentence set forth on Annex A-3 hereto. The L/C Sublimit is part of, and not in addition to, the Total Revolving Commitments. “Laws” shall mean, collectively, all common law and all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents, including without limitation the interpretation thereof by any Governmental Authority charged with the enforcement thereof. “Lead Arrangers” shall mean, collectively, Deutsche Bank Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated, Credit Agricole Corporate and Investment Bank, Fifth Third Bank, SunTrust Robinson Humphrey, Inc., The Bank of Nova Scotia, BNP Paribas Securities Corp., Sumitomo Mitsui Banking Corporation and UBS Securities LLC, in their capacities as joint lead arrangers and joint bookrunners hereunder. “Lease” shall mean any lease, sublease, franchise agreement, license, occupancy or concession agreement. “Lender Insolvency Event” shall mean that (i) a Lender or its Parent Company is insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, or (ii) such Lender or its Parent Company is the subject of a proceeding under any Debtor Relief Law, or a receiver, trustee, conservator, intervenor, administrator, sequestrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets (including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority) has been appointed for such Lender or its Parent Company, or such Lender or its Parent Company has taken any action authorizing or indicating its consent to or acquiescence in any such proceeding or appointment; provided, however, that a Lender Insolvency Event shall not be deemed to exist solely as the result of the acquisition or maintenance of an ownership interest in such Lender or its Parent Company by a Governmental Authority or an instrumentality thereof so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. “Lenders” shall mean (a) each Person listed on Annexes A-1 and A-2, (b) any Person that becomes a Lender from time to time party hereto pursuant to Section 2.15 and (c) any Person that becomes a “Lender” hereunder pursuant to an Assignment Agreement, in each case, other than any such Person that ceases to be a Lender pursuant to an Assignment Agreement or a Borrower Assignment Agreement. Unless the context requires otherwise, the term “Lenders” shall include the L/C Lender. “Letter of Credit Request” has the meaning set forth in Section 2.03(b). “Letters of Credit” shall have the meaning set forth in Section 2.03(a). “LIBO Base Rate” shall mean, with respect to any LIBOR Loan for any Interest Period, the rate per annum equal to the Intercontinental Exchange Benchmark Administration Ltd. LIBOR (“ICE LIBOR”), as published by Reuters (or other commercially available source providing quotations of ICE LIBOR as designated by the Administrative Agent from time to time) at or about 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. If such rate is not available at such time for any reason, then the “LIBO Base Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in the relevant currency for delivery on the first day of such Interest Period in the approximate amount of the LIBOR Loan being made, continued or converted by the Administrative Agent and with a term equivalent to such Interest Period would be offered by the Administrative Agent’s London Branch (or other Administrative Agent branch or Affiliate) to major banks in the London or other offshore interbank market for such currency at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period. “LIBO Rate” shall mean, for any LIBOR Loan for any Interest Period therefor, a rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) determined by Administrative Agent to be equal to the LIBO

-30- Base Rate for such Loan for such Interest Period divided by 1 minus the Reserve Requirement (if any) for such Loan for such Interest Period; provided that the LIBO Rate shall not be less than 0%. Notwithstanding the foregoing, for purposes of clause (c) of the definition of Alternate Base Rate, the rates referred to above shall be the rates as of 11:00 a.m., London, England time, on the date of determination (rather than the second Business Day preceding the date of determination). “LIBOR Loans” shall mean Loans that bear interest at rates based on rates referred to in the definition of “LIBO Rate.” “License Revocation” shall mean the revocation, failure to renew or suspension of, or the appointment of a receiver, supervisor or similar official with respect to, any Gaming License covering any Gaming Facility owned, leased, operated or used by Borrower or any of its Restricted Subsidiaries. “Lien” shall mean, with respect to any Property, any mortgage, deed of trust, lien, pledge, security interest, or assignment, hypothecation or encumbrance for security of any kind, or any filing of any financing statement under the UCC or any other similar notice of lien under any similar notice or recording statute of any Governmental Authority (other than such financing statement or similar notices filed for informational or precautionary purposes only), or any conditional sale or other title retention agreement or any lease in the nature thereof. “Liquor Authority” has the meaning set forth in Section 13.13(a). “Liquor Laws” has the meaning set forth in Section 13.13(a). “Loans” shall mean the Revolving Loans and the Term Loans. “Losses” of any Person shall mean the losses, liabilities, claims (including those based upon negligence, strict or absolute liability and liability in tort), damages, reasonable expenses, obligations, penalties, actions, judgments, penalties, fines, suits, reasonable and documented costs or disbursements (including reasonable fees and expenses of one primary counsel for the Secured Parties collectively, and any local counsel reasonably required in any applicable jurisdiction (and solely in the case of an actual or perceived conflict of interest, where the Persons affected by such conflict inform Borrower in writing of the existence of an actual or perceived conflict of interest prior to retaining additional counsel, one additional of each such counsel for each group of similarly situated Secured Parties), in connection with any Proceeding commenced or threatened in writing, whether or not such Person shall be designated a party thereto) at any time (including following the payment of the Obligations) incurred by, imposed on or asserted against such Person. “Macau Project” shall mean the hotel towers, casino facilities and retail and convention spaces that are owned and/or operated by Affiliates of Wynn Resorts, in the Macau Special Administrative Region of the People’s Republic of China, which include Wynn Macau, Wynn Encore and Wynn Palace hotel towers, casino facilities and retail and convention spaces adjacent thereto. “Management Fees” shall mean (a) any fees, costs, expenses or reimbursements payable by Borrower or a Restricted Subsidiary to any Affiliate (other than Borrower or a Restricted Subsidiary) pursuant to (i) that certain Management Fee and Corporate Allocation Agreement, dated as of November 20, 2014, between Wynn Massachusetts and Wynn Resorts and (ii) that certain Management Agreement, dated December 14, 2004, between Wynn Las Vegas and Wynn Resorts and (b) without duplication to any fees, costs, expenses or reimbursements paid or made under any agreement described in clause (a), management agreements in form and substance substantially similar to any agreement described in clause (a). “Margin Stock” shall mean margin stock within the meaning of Regulation T, Regulation U and Regulation X. “Material Adverse Effect” shall mean (a) a material adverse effect on the business, assets, financial condition or results of operations of Borrower and its Restricted Subsidiaries, taken as a whole and after giving effect to the Transactions, (b) a material adverse effect on the ability of the Credit Parties (taken as a whole) to

-31- satisfy their material payment Obligations under the Credit Documents or (c) a material adverse effect on the legality, binding effect or enforceability against any material Credit Party of the Credit Documents to which it is a party or any of the material rights and remedies of any Secured Party thereunder or the legality, priority or enforceability of the Liens on a material portion of the Collateral; provided, that no litigation challenging the issuance of a Gaming License (whether in Massachusetts or otherwise) or any matters arising therefrom, related thereto or in connection therewith shall constitute, result or otherwise have (or reasonably be expected to constitute, result or otherwise have) a Material Adverse Effect; provided, further, that for the purposes of evaluating a material adverse effect on the business, assets, financial condition or results of operations of Borrower and its Restricted Subsidiaries, taken as a whole, prior to the Wynn Las Vegas Reorganization, the Restricted Subsidiaries shall be deemed to include the Wynn Las Vegas Entities for such evaluation. “Maximum Rate” has the meaning set forth in Section 13.19. “Minimum Collateral Amount” shall mean, at any time, (i) with respect to Cash Collateral consisting of cash or deposit account balances provided to reduce or eliminate un-reallocated portions of L/C Liabilities during the existence of a Defaulting Lender, an amount equal to 103% of the un-reallocated L/C Liabilities at such time, (ii) with respect to Cash Collateral consisting of cash or deposit account balances provided in accordance with the provisions of Sections 2.03, 2.10(c), 2.10(d), 2.16(a)(i), 2.16(a)(ii) or 11.01, an amount equal to 103% of the aggregate L/C Liability, and (iii) otherwise, an amount determined by the Administrative Agent and the L/C Lenders in their reasonable discretion. “Moody’s” shall mean Moody’s Investors Service, Inc., or any successor entity thereto. “Mortgage” shall mean an agreement, including, but not limited to, a mortgage, deed of trust or any other document, creating and evidencing a first Lien (subject only to the Liens permitted thereunder) in favor of Collateral Agent on behalf of the Secured Parties on each Mortgaged Real Property, which shall be in substantially the form of Exhibit I or such other form as is reasonably acceptable to Administrative Agent, with such schedules and including such provisions as shall be necessary to conform such document to applicable or local law or as shall be customary under local law, as the same may at any time be amended in accordance with the terms thereof and hereof and such changes thereto as shall be reasonably acceptable to Administrative Agent. “Mortgaged Real Property” shall mean each Real Property, if any, which shall be subject to a Mortgage delivered after the Closing Date pursuant to Section 9.08 or 9.11 (in each case, unless and until such Real Property is no longer subject to a Mortgage). “Multiemployer Plan” shall mean a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA (a) to which any ERISA Entity is then making or accruing an obligation to make contributions, (b) to which any ERISA Entity has within the preceding five plan years made contributions, including any Person which ceased to be an ERISA Entity during such five year period or (c) with respect to which any Company is reasonably likely to incur liability under Title IV of ERISA. “NAIC” shall mean the National Association of Insurance Commissioners. “Net Available Proceeds” shall mean: (i) in the case of any Asset Sale pursuant to Section 10.05(c), the aggregate amount of all cash payments (including any cash payments received by way of deferred payment of principal pursuant to a note or otherwise, but only as and when received) received by Borrower or any Restricted Subsidiary directly or indirectly in connection with such Asset Sale, net (without duplication) of (A) the amount of all reasonable fees and expenses and transaction costs paid by or on behalf of Borrower or any Restricted Subsidiary in connection with such Asset Sale (including, without limitation, any underwriting, brokerage or other customary selling commissions and legal, advisory and other fees and expenses, including survey, title and recording expenses, transfer taxes and expenses incurred for preparing such assets for sale, associated therewith); (B) any Taxes paid or estimated in good faith to be payable by or on behalf of any Company as a result of such Asset Sale (after application of all credits and other offsets that arise from such

-32- Asset Sale); (C) any repayments by or on behalf of any Company of Indebtedness (other than the Obligations) to the extent that such Indebtedness is secured by a Permitted Lien on the subject Property required to be repaid as a condition to the purchase or sale of such Property; (D) amounts required to be paid to any Person (other than any Company) owning a beneficial interest in the subject Property; and (E) amounts reserved, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by Borrower or any of its Subsidiaries after such Asset Sale and related thereto, including pension and other post-employment benefit liabilities, purchase price adjustments, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an Officer’s Certificate delivered to Administrative Agent; provided, that Net Available Proceeds shall include any cash payments received upon the reversal (without the satisfaction of any applicable liabilities in cash in a corresponding amount) of any reserve described in clause (E) of this clause (i) or, if such liabilities have not been satisfied in cash and such reserve is not reversed within eighteen (18) months after such Asset Sale, the amount of such reserve; provided further that for purposes of Section 2.10 only, Net Available Proceeds shall exclude any payments related to Asset Sales by any Wynn Las Vegas Entities so long as such Wynn Las Vegas Entity is an Excluded Subsidiary; (ii) in the case of any Casualty Event, the aggregate amount of cash proceeds of insurance, condemnation awards and other compensation (excluding proceeds constituting business interruption insurance or other similar compensation for loss of revenue, but including the proceeds of any disposition of Property pursuant to Section 10.05(l)) received by the Person whose Property was subject to such Casualty Event in respect of such Casualty Event net of (A) fees and expenses incurred by or on behalf of Borrower or any Restricted Subsidiary in connection with recovery thereof, (B) repayments of Indebtedness (other than Indebtedness hereunder) to the extent secured by a Lien on such Property that is permitted by the Credit Documents and that is not junior to the Lien thereon securing the Obligations, and (C) any Taxes paid or payable by or on behalf of Borrower or any Restricted Subsidiary in respect of the amount so recovered (after application of all credits and other offsets arising from such Casualty Event) and amounts required to be paid to any Person (other than any Company) owning a beneficial interest in the subject Property; provided that, in the case of a Casualty Event with respect to property that is subject to a lease entered into for the purpose of, or with respect to, operating or managing a Facility, such cash proceeds shall not constitute Net Available Proceeds to the extent, and for so long as, such cash proceeds are required, by the terms of such lease, (x) to be paid to the holder of any mortgage, deed of trust or other security agreement securing indebtedness of the lessor or (y) to be paid to, or for the account of, the lessor or deposited in an escrow account to fund rent and other amounts due with respect to such property and costs to preserve, stabilize, repair, replace or restore such property (in accordance with the provisions of the applicable lease); provided further that for purposes of Section 2.10 only, Net Available Proceeds shall exclude any payments related to Casualty Events affecting any Wynn Las Vegas Entities so long as such Wynn Las Vegas Entity is an Excluded Subsidiary; and (iii) in the case of any Debt Issuance, the aggregate amount of all cash received in respect thereof by the Person consummating such Debt Issuance in respect thereof net of all investment banking fees, discounts and commissions, legal fees, consulting fees, accountants’ fees, underwriting discounts and commissions and other fees and expenses, actually incurred in connection therewith. “Net Revenues” shall mean, for any period, the net revenues of Borrower and its Restricted Subsidiaries, as set forth on Borrower’s income statement for the relevant period under the line item “net revenues,” calculated in accordance with GAAP and with Regulation S-X under the Securities Act and in a manner consistent with that customarily utilized in the gaming industry. “Non-Defaulting Lender” shall mean each Lender other than a Defaulting Lender. “Non-Extension Notice Date” shall have the meaning provided by Section 2.03(b). “Notes” shall mean the Revolving Notes and the Term Facility Notes.

-33- “Notice of Borrowing” shall mean a notice of borrowing substantially in the form of Exhibit B or such other form as is reasonably acceptable to Administrative Agent. “Notice of Continuation/Conversion” shall mean a notice of continuation/conversion substantially in the form of Exhibit C or such other form as is reasonably acceptable to Administrative Agent. “Notice of Intent to Cure” has the meaning specified in Section 9.04(c). “Obligation Currency” has the meaning set forth in Section 13.15(a). “Obligations” shall mean all amounts, liabilities and obligations, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing by any Credit Party to any Secured Party or any of its Agent Related Parties or their respective successors, transferees or assignees pursuant to the terms of any Credit Document, any Credit Swap Contract or, with the prior written approval of Borrower, any Secured Cash Management Agreement (including in each case interest, fees, costs or charges accruing or obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), whether or not the right of such Person to payment in respect of such obligations and liabilities is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured and whether or not such claim is discharged, stayed or otherwise affected by any bankruptcy case or insolvency or liquidation proceeding. “OFAC” has the meaning set forth in Section 8.22(b)(v). “Officer’s Certificate” shall mean, as applied to any entity, a certificate executed on behalf of such entity (or such entity’s manager or member or general partner, as applicable) by its chairman of the Board of Directors (or functional equivalent) (if an officer), its chief executive officer, its president, any of its vice presidents, its chief financial officer, its chief accounting officer or its treasurer or controller (in each case, or an equivalent officer) in their official (and not individual) capacities. “Open Market Assignment and Assumption Agreement” shall mean an Open Market Assignment and Assumption Agreement substantially in the form attached as Exhibit O hereto or such other form as is reasonably acceptable to Administrative Agent. “Organizational Document” shall mean, relative to any Person, its certificate of incorporation, its certificate of formation or articles of organization, its certificate of partnership, its by-laws, its partnership agreement, its limited liability company or operating agreement, its memorandum or articles of association, share designations or similar organization documents and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized Equity Interests. “Other Applicable Indebtedness” shall mean Indebtedness incurred pursuant to Section 10.01(c), (e), (h), (k), (n), (p), (q) and (u). “Other Commitments” shall mean the Other Term Loan Commitments and Other Revolving Commitments. “Other Connection Taxes” shall mean, with respect to any Agent or Lender, Taxes imposed as a result of a present or former connection between such Agent or Lender and the jurisdiction imposing such Tax (other than connections arising from such Agent or Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Credit Document). “Other First Lien Indebtedness” shall mean outstanding Indebtedness that is not incurred under this Agreement and that (a) is secured by the Collateral on a pari passu basis with the Obligations and (b) is Permitted First Priority Refinancing Debt or Permitted First Lien Indebtedness.

-34- “Other Junior Indebtedness” shall mean Permitted Unsecured Indebtedness, Permitted Second Lien Indebtedness, Permitted Unsecured Refinancing Debt or Permitted Second Priority Refinancing Debt that is secured by a Lien on Collateral junior to the Liens securing the Obligations or that is unsecured. “Other Revolving Commitments” shall mean one or more Tranches of revolving credit commitments hereunder that result from a Refinancing Amendment. “Other Revolving Loans” shall mean one or more Tranches of Revolving Loans that result from a Refinancing Amendment. “Other Taxes” has the meaning set forth in Section 5.06(e). “Other Term Loan Commitments” shall mean one or more Tranches of term loan commitments hereunder that result from a Refinancing Amendment. “Other Term Loans” shall mean one or more Tranches of Term Loans that result from a Refinancing Amendment. “Paid in Full” or “Payment in Full” and any other similar terms, expressions or phrases shall mean, at any time, (a) with respect to obligations other than the Obligations or the Secured Obligations (as defined in the Security Agreement), the payment in full of all of such obligations and (b) with respect to the Obligations or the Secured Obligations (as defined in the Security Agreement), the irrevocable termination of all Commitments, the payment in full in cash of all Obligations (except undrawn Letters of Credit and Unasserted Obligations), including principal, interest, fees, costs (including post-petition interest, fees, costs and charges even if such interest, fees costs and charges are not an allowed claim enforceable against any Credit Party in a bankruptcy case under applicable law) and premium (if any), and the discharge or Cash Collateralization of all Letters of Credit outstanding in an amount equal to 103% of the greatest amount for which such Letters of Credit may be drawn (or receipt of backstop letters of credit reasonably satisfactory to the applicable L/C Lender and the Administrative Agent). For purposes of this definition, “Unasserted Obligations” shall mean, at any time, contingent indemnity obligations in respect of which no claim or demand for payment has been made at such time. “Parent Company” shall mean, with respect to a Lender, the bank holding company (as defined in Federal Reserve Board Regulation Y), if any, of such Lender, and/or any Person owning, beneficially or of record, directly or indirectly, a majority of the shares of such Lender. “Pari Passu Intercreditor Agreement” shall mean an intercreditor agreement substantially in the form of Exhibit R hereto or such other form as is reasonably acceptable to Administrative Agent. “Participant Register” has the meaning set forth in Section 13.05(a). “Pass Through Entity” means an entity treated as a partnership or a disregarded entity for U.S. federal, state and/or local income tax purposes, as applicable. “Patriot Act” has the meaning set forth in Section 8.22(a). “PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA, or any successor thereto. “Pension Plan” shall mean an employee pension benefit plan (other than a Multiemployer Plan) that is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code or Section 302 of ERISA and is maintained or contributed to by any ERISA Entity or with respect to which any Company is reasonably likely to incur liability under Title IV of ERISA. “Perfection Certificate” shall mean that certain Perfection Certificate, dated as of the Closing Date (the “Initial Perfection Certificate”), executed and delivered by Borrower on behalf of Borrower and each of the

-35- Guarantors existing on the initial Funding Date, and each other Perfection Certificate (which shall be substantially in the form of Exhibit M or such other form as is reasonably acceptable to Administrative Agent) executed and delivered by the applicable Credit Party from time to time, in each case, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with Section 9.04(h)(ii). “Permits” has the meaning set forth in Section 8.15. “Permitted Acquisition” shall mean (x) the acquisition of the Wynn Las Vegas Entities by Borrower pursuant to the Wynn Las Vegas Reorganization and (y) from and after the earlier of the Wynn Las Vegas Reorganization and the Wynn Massachusetts Project Opening Date, any other acquisition, whether by purchase, merger, consolidation or otherwise, by Borrower or any of its Restricted Subsidiaries of all or substantially all of the business, property or assets of, or Equity Interests in, a Person or any division or line of business of a Person so long as (with respect to this clause (y) only) (a) immediately after a binding contract with respect thereto is entered into between Borrower or one of its Restricted Subsidiaries and the seller with respect thereto and after giving pro forma effect to such acquisition and related transactions, no Event of Default has occurred and is continuing or would result therefrom and (A) prior to the Initial Test Date, immediately after giving effect thereto the Consolidated Senior Secured Net Leverage Ratio calculated on a Pro Forma Basis shall not exceed 2.50 to 1.00 as of the most recent Calculation Date, and (B) from and after the Initial Test Date, immediately after giving effect thereto Borrower shall be in compliance on a Pro Forma Basis with the Financial Maintenance Covenant as of the most recent Calculation Date (whether or not then in effect), (b) immediately after giving effect thereto, Borrower shall be in compliance with Section 10.11, and (c) with respect to a Permitted Acquisition in excess of $50.0 million, Borrower has delivered to Administrative Agent an Officer’s Certificate to the effect set forth in clauses (a) through (c) above, together with all relevant financial information for the Person or assets to be acquired. “Permitted Business” shall mean any business of the type in which Borrower and its Restricted Subsidiaries are engaged or proposed to be engaged on the date of this Agreement, including any business, the primary focus of which, is in the hospitality, gaming, leisure or consumer industries, or any business reasonably related, incidental or ancillary thereto (including assets or businesses complementary thereto). “Permitted Business Assets” shall mean (a) one or more Permitted Businesses, (b) a controlling equity interest in any Person whose assets consist primarily of one or more Permitted Businesses, (c) assets that are used or useful in a Permitted Business or (d) any combination of the preceding clauses (a), (b) and (c), in each case, as determined by Borrower’s Board of Directors or a Responsible Officer or other management of Borrower or the Restricted Subsidiary acquiring such assets, in each case, in its good faith judgment. “Permitted First Lien Indebtedness” shall mean any Indebtedness of Borrower (and Contingent Obligations of the Guarantors in respect thereof) that (a) is secured by the Collateral on a pari passu basis to the Liens securing the Obligations and the obligations in respect of any Permitted First Priority Refinancing Debt and is not secured by any property or assets of Borrower or any Restricted Subsidiary other than the Collateral, (b) the holders of such Indebtedness (or their representative) and Administrative Agent shall be party to the Pari Passu Intercreditor Agreement, (c) is not scheduled to mature prior to the Final Maturity Date then in effect at the time of issuance (excluding bridge facilities allowing extensions on customary terms to at least such Final Maturity Date), (d) is not at any time guaranteed by any Subsidiaries other than Subsidiaries that are Guarantors, (e) the terms (excluding pricing, fees, rate floors, premiums, optional prepayment or optional redemption provisions) of which are (as determined by Borrower in good faith), taken as a whole, not materially more restrictive than the terms set forth in this Agreement (other than, in the case of any bridge facility, covenants, defaults and remedy provisions customary for bridge financings) and (f) other than in the case of a revolving credit facility, does not have a Weighted Average Life to Maturity (excluding the effects of any prepayments of Term Loans reducing amortization) that is shorter than that of any outstanding Term Loans (excluding bridge facilities allowing extensions on customary terms at least to such Final Maturity Date) (provided that the Weighted Average Life to Maturity may be shorter if the stated maturity of any principal payment (including any amortization payments) is not earlier than the earlier of (i) the stated maturity of any then-outstanding Term Loans or (ii) the Final Maturity Date then in effect at the time of issuance or incurrence) (excluding bridge facilities allowing extensions on customary terms at least to such Final Maturity Date).

-36- “Permitted First Priority Refinancing Debt” shall mean any secured Indebtedness incurred by Borrower (and Contingent Obligations of the Guarantors in respect thereof) in the form of one or more series of senior secured notes or loans; provided that (a) such Indebtedness is secured by the Collateral on a pari passu basis (but without regard to the control of remedies) with the Obligations and is not secured by any property or assets of Borrower or any Restricted Subsidiary other than the Collateral, (b) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness, (c) such Indebtedness is not at any time guaranteed by any Subsidiaries other than Subsidiaries that are Guarantors, and (d) the holders of such Indebtedness (or their representative) and Administrative Agent shall be party to the Pari Passu Intercreditor Agreement. “Permitted Junior Debt Conditions” shall mean that such applicable debt (i) does not have a scheduled maturity date prior to the date that is 91 days after the Final Maturity Date then in effect at the time of issuance (excluding bridge facilities allowing extensions on customary terms to at least 91 days after such Final Maturity Date), (ii) does not have a Weighted Average Life to Maturity (excluding the effects of any prepayments of Term Loans reducing amortization) that is shorter than that of any outstanding Term Loans (excluding bridge facilities allowing extensions on customary terms to at least ninety-one (91) days after the Final Maturity Date), (iii) shall not have any scheduled principal payments or be subject to any mandatory redemption, prepayment, or sinking fund (except for customary change of control (and, in the case of convertible or exchangeable debt instruments, delisting) provisions and, in the case of bridge facilities, customary mandatory redemptions or prepayments with proceeds of Permitted Refinancings thereof (which Permitted Refinancings would constitute Junior Financing) or Equity Issuances, and customary asset sale provisions that permit application of the applicable proceeds to the payment of the Obligations prior to application to such Junior Financing) due prior to the date that is ninety-one (91) days after the Final Maturity Date then in effect at the time of issuance (excluding bridge facilities allowing extensions on customary terms to at least ninety-one (91) days after such Final Maturity Date) and (iv) is not at any time guaranteed by any Subsidiaries other than Subsidiaries that are Guarantors. “Permitted Liens” has the meaning set forth in Section 10.02. “Permitted Refinancing” shall mean, with respect to any Indebtedness, any refinancing thereof; provided that: (a) no Default or Event of Default shall have occurred and be continuing or would arise therefrom; (b) any such refinancing Indebtedness shall (i) not have a stated maturity or, other than in the case of a revolving credit facility, a Weighted Average Life to Maturity that is shorter than that of the Indebtedness being refinanced (provided that the stated maturity or Weighted Average Life to Maturity may be shorter if the stated maturity of any principal payment (including any amortization payments) is not earlier than the earlier of (1) the stated maturity of such Indebtedness in effect prior to such refinancing or (2) 91 days after the Final Maturity Date in effect at the time of issuance), (ii) if the Indebtedness being refinanced is subordinated to the Obligations by its terms or by the terms of any agreement or instrument relating to such Indebtedness, be at least as subordinate to the Obligations as the Indebtedness being refinanced (and unsecured if the refinanced Indebtedness is unsecured) and (iii) be in a principal amount that does not exceed the principal amount so refinanced, plus, accrued interest, plus, any premium or other payment required to be paid in connection with such refinancing, plus, the amount of fees and expenses of Borrower or any of its Restricted Subsidiaries incurred in connection with such refinancing, plus, any unutilized commitments thereunder; and (c) the obligors on such refinancing Indebtedness shall be the obligors on such Indebtedness being refinanced (other than in the case of the Wynn Las Vegas Notes, in which case the obligors may be Borrower or any of its Restricted Subsidiaries); provided, however, that (i) the borrower of the refinancing indebtedness shall be Borrower or the borrower of the indebtedness being refinanced and (ii) any Credit Party shall be permitted to guarantee any such refinancing Indebtedness of any other Credit Party “Permitted Second Lien Indebtedness” shall mean any Indebtedness of Borrower (and Contingent Obligations of the Guarantors in respect thereof) that (a) is secured by the Collateral on a second priority (or other junior priority) basis to the Liens securing the Obligations and the obligations in respect of any Permitted First Priority Refinancing Debt and any Permitted First Lien Indebtedness and is not secured by any property or assets of Borrower or any Restricted Subsidiary other than the Collateral, (b) meets the Permitted Junior Debt Conditions and (c) the holders of such Indebtedness (or their representative) shall be party to the Second Lien Intercreditor Agreement (as “Second Priority Debt Parties”) with the Administrative Agent.

-37- “Permitted Second Priority Refinancing Debt” shall mean secured Indebtedness incurred by Borrower (and Contingent Obligations of the Guarantors in respect thereof) in the form of one or more series of second lien (or other junior lien) secured notes or second lien (or other junior lien) secured loans; provided that (a) such Indebtedness is secured by the Collateral on a second priority (or other junior priority) basis to the liens securing the Obligations and the obligations in respect of any Permitted First Priority Refinancing Debt and any Permitted First Lien Indebtedness and is not secured by any property or assets of Borrower or any Restricted Subsidiary other than the Collateral, (b) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness (provided, that such Indebtedness may be secured by a Lien on the Collateral that is junior to the Liens securing the Obligations and the obligations in respect of any Permitted First Priority Refinancing Debt and Permitted First Lien Indebtedness, notwithstanding any provision to the contrary contained in the definition of “Credit Agreement Refinancing Indebtedness”), (c) the holders of such Indebtedness (or their representative) shall be party to the Second Lien Intercreditor Agreement (as “Second Priority Debt Parties”) with the Administrative Agent and (d) meets the Permitted Junior Debt Conditions. “Permitted Unsecured Indebtedness” shall mean any unsecured Indebtedness of Borrower (and Contingent Obligations of the Guarantors in respect thereof) that meets the Permitted Junior Debt Conditions or is Junior Financing. For the avoidance of doubt, Disqualified Capital Stock shall not constitute Permitted Unsecured Indebtedness. “Permitted Unsecured Refinancing Debt” shall mean unsecured Indebtedness incurred by Borrower or its Restricted Subsidiaries in the form of one or more series of senior unsecured notes or loans; provided that (a) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness and (b) meets the Permitted Junior Debt Conditions. “Person” shall mean any individual, corporation, company, association, partnership, limited liability company, joint venture, trust, unincorporated organization or Governmental Authority or any other entity. “Pledged Collateral” has the meaning set forth in the Security Agreement. “Post-Closing Equity Contribution” shall mean all equity contributions and/or Intercompany Contribution Indebtedness made by Wynn Resorts or any of its Affiliates (other than Borrower or its Restricted Subsidiaries) to Borrower and its Restricted Subsidiaries on or after the Closing Date and all amounts distributed from the Wynn Las Vegas Entities to the Credit Parties on or after the Wynn Las Vegas Reorganization. “Post-Increase Revolving Lenders” has the meaning set forth in Section 2.12(d). “Post-Refinancing Revolving Lenders” has the meaning set forth in Section 2.15(f). “Pre-Closing Equity Contributions” shall mean equity contributions and/or Intercompany Contribution Indebtedness made by Wynn Resorts or any of its Affiliates (other than Borrower or its Restricted Subsidiaries) to Borrower and its Restricted Subsidiaries prior to the Closing Date in the amount of $260.0 million. “Pre-Increase Revolving Lenders” has the meaning set forth in Section 2.12(d). “Pre-Opening Expenses” shall mean, with respect to any fiscal period, the amount of expenses (including Consolidated Interest Expense) incurred with respect to capital projects which are appropriately classified as “pre- opening expenses” on the applicable financial statements of Borrower and its Subsidiaries for such period. “Pre-Refinancing Revolving Lenders” has the meaning set forth in Section 2.15(f). “Principal Asset” shall mean each of the Wynn Massachusetts Project and, from and after the Wynn Las Vegas Reorganization, the Wynn Las Vegas Resort and the Encore at Wynn Las Vegas.

-38- “Principal Office” shall mean the principal office of Administrative Agent, located on the Closing Date at 60 Wall Street, New York, NY 10005, or such other office as may be designated in writing by Administrative Agent. “Prior Mortgage Liens” shall mean, with respect to each Mortgaged Real Property, the Liens identified in Schedule B annexed to the applicable Mortgage as such Schedule B may be amended from time to time to the reasonable satisfaction of Administrative Agent. “Pro Forma Basis” shall mean, with respect to compliance with any test or covenant or calculation of any ratio hereunder, the determination or calculation of such test, covenant or ratio (including in connection with Specified Transactions) in accordance with Section 1.06. “Proceeding” shall mean any claim, counterclaim, action, judgment, suit, hearing, governmental investigation, arbitration or proceeding, including by or before any Governmental Authority and whether judicial or administrative. “Property” shall mean any right, title or interest in or to property or assets of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible and including all contract rights, income or revenue rights, real property interests, trademarks, trade names, equipment and proceeds of the foregoing and, with respect to any Person, Equity Interests or other ownership interests of any other Person. “Public Lender” has the meaning set forth in Section 9.04. “Purchase Money Obligation” shall mean, for any Person, the obligations of such Person in respect of Indebtedness incurred for the purpose of financing all or any part of the purchase price of any Property (including Equity Interests of any Person) or the cost of installation, construction or improvement of any property or assets and any refinancing thereof; provided, however, that such Indebtedness is incurred (except in the case of a refinancing) within 270 days after such acquisition of such Property or the incurrence of such costs by such Person. “Qualified Capital Stock” shall mean, with respect to any Person, any Equity Interests of such Person which is not Disqualified Capital Stock. “Qualified Contingent Obligation” shall mean Contingent Obligations permitted by Section 10.04 in respect of (a) Indebtedness of any Joint Venture in which Borrower or any of its Restricted Subsidiaries owns (directly or indirectly) at least 25% of the Equity Interest of such Joint Venture or (b) Indebtedness of Facilities (and properties ancillary or related thereto) with respect to which Borrower or any of its Restricted Subsidiaries has (directly or indirectly through Subsidiaries) entered into a management or similar contract and such contract remains in full force and effect at the time such Contingent Obligations are incurred. “Qualified ECP Guarantor” shall mean, in respect of any Swap Obligations, each Credit Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualifying Act of Terrorism” shall mean (a) any Act of Terrorism which occurs on any property of Borrower or its Affiliates or in which Borrower or any of its Affiliates, or any property of any of them, is the target or (b) any Act of Terrorism which occurs at any gaming facility or material hospitality establishment in any market in which Borrower or any of its Affiliates operates a Facility. “Qualifying Project” shall mean the Facilities of Wynn Resorts and its Subsidiaries which are operating or for which the financing for the development, construction and opening thereof has been obtained. For purposes of this definition, each of the Wynn Las Vegas Resort, Encore at Wynn Las Vegas, the Macau Project and the Wynn Massachusetts Project shall count as separate projects.

-39- “Quarter” shall mean each three month period ending on March 31, June 30, September 30 and December 31. “Quarterly Dates” shall mean the last Business Day of each Quarter in each year, commencing with the last Business Day of the first full Quarter after the Closing Date. “R/C Maturity Date” shall mean, (a) with respect to the Closing Date Revolving Commitments, the date that is the fifth anniversary of the Closing Date and (b) with respect to any other Tranche of Revolving Commitments and Revolving Loans, the maturity date set forth therefor in the applicable Extension Amendment or Refinancing Amendment. “R/C Percentage” of any Revolving Lender at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Revolving Commitment of such Revolving Lender at such time and the denominator of which is the Total Revolving Commitments at such time; provided, however, that if the R/C Percentage of any Revolving Lender is to be determined after the Total Revolving Commitments have been terminated, then the R/C Percentage of such Revolving Lender shall be determined immediately prior (and without giving effect) to such termination but after giving effect to any assignments after termination of the Revolving Commitments. “Real Property” shall mean, as to any Person, all the right, title and interest of such Person in and to land, improvements and appurtenant fixtures, including leaseholds. “redeem” shall mean redeem, repurchase, repay, defease (covenant or legal), Discharge or otherwise acquire or retire for value; and “redemption” and “redeemed” have correlative meanings. “Redesignation” has the meaning set forth in Section 9.13(a). “refinance” shall mean refinance, renew, extend, exchange, replace, defease (covenant or legal) (with proceeds of Indebtedness), Discharge (with proceeds of Indebtedness) or refund (with proceeds of Indebtedness), in whole or in part, including successively; and “refinancing” and “refinanced” have correlative meanings. “Refinancing Amendment” shall mean an amendment to this Agreement in form and substance reasonably satisfactory to Administrative Agent and Borrower executed by each of (a) Borrower, (b) Administrative Agent, (c) each additional Lender and each existing Lender that agrees to provide any portion of the Credit Agreement Refinancing Indebtedness being incurred pursuant thereto, in accordance with Section 2.15. “Register” has the meaning set forth in Section 2.08(c). “Regulation D” shall mean Regulation D (12 C.F.R. Part 204) of the Board of Governors of the Federal Reserve System of the United States (or any successor), as the same may be amended, modified or supplemented and in effect from time to time and all official rulings and interpretations thereunder or thereof. “Regulation T” shall mean Regulation T (12 C.F.R. Part 220) of the Board of Governors of the Federal Reserve System of the United States (or any successor), as the same may be amended, modified or supplemented and in effect from time to time and all official rulings and interpretations thereunder or thereof. “Regulation U” shall mean Regulation U (12 C.F.R. Part 221) of the Board of Governors of the Federal Reserve System of the United States (or any successor), as the same may be amended, modified or supplemented and in effect from time to time and all official rulings and interpretations thereunder or thereof. “Regulation X” shall mean Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System of the United States (or any successor), as the same may be amended, modified or supplemented and in effect from time to time and all official rulings and interpretations thereunder or thereof. “Reimbursement Obligations” shall mean the obligations of Borrower to reimburse L/C Disbursements in respect of any Letter of Credit.

-40- “Related Indemnified Person” has the meaning set forth in Section 13.03(b). “Related Parties” shall mean, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Release” shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, emanating or migrating of any Hazardous Material in, into, onto or through the Environment. “Relevant Four Fiscal Quarter Period” means, with respect to any requested Specified Equity Contribution, the four-fiscal quarter period ending on (and including) the fiscal quarter in which Consolidated EBITDA will be increased as a result of such Specified Equity Contribution. “Removal Effective Date” has the meaning set forth in Section 12.06(b). “Replaced Lender” has the meaning set forth in Section 2.11(a). “Replacement Lender” has the meaning set forth in Section 2.11(a). “Required Lenders” shall mean, as of any date of determination: (a) prior to the Closing Date, Lenders holding more than 50% of the aggregate amount of the Commitments; and (b) thereafter, Non-Defaulting Lenders the sum of whose outstanding Term Loans, unutilized Term Loan Commitments, Revolving Loans, Unutilized R/C Commitments and L/C Liabilities then outstanding represents more than 50% of the aggregate sum (without duplication) of (i) all outstanding Term Loans of all Non-Defaulting Lenders and all unutilized Term Loan Commitments of all Non-Defaulting Lenders, (ii) all outstanding Revolving Loans of all Non-Defaulting Lenders, (iii) the aggregate Unutilized R/C Commitments of all Non-Defaulting Lenders and (iv) the L/C Liabilities of all Non-Defaulting Lenders. “Required Revolving Lenders” shall mean, as of any date of determination: (a) at any time prior to the Closing Date, Lenders holding more than 50% of the aggregate amount of the Revolving Commitments and (b) thereafter, Non-Defaulting Lenders holding more than 50% of the aggregate sum of (without duplication) (i) the aggregate principal amount of outstanding Revolving Loans of all Non-Defaulting Lenders, (ii) the aggregate Unutilized R/C Commitments of all Non-Defaulting Lenders and (iii) the L/C Liabilities of all Non-Defaulting Lenders. “Required Tranche Lenders” shall mean: (a) with respect to Lenders having Revolving Commitments or Revolving Loans of any particular Tranche, Non-Defaulting Lenders having more than 50% of the aggregate sum of the Unutilized R/C Commitments, Revolving Loans and L/C Liabilities of all Non-Defaulting Lenders, in each case, in respect of such Tranche and then outstanding; (b) with respect to Lenders having Term Facility Loans or Term Facility Commitments, Non-Defaulting Lenders having more than 50% of the aggregate sum of the Term Facility Loans and unutilized Term Facility Commitments of all Non-Defaulting Lenders then outstanding; (c) for each Extension Tranche, if applicable, with respect to Lenders having Extended Revolving Loans or Extended Revolving Commitments or Extended Term Loans or commitments in respect of Extended Term Loans, in each case, in respect of such Extension Tranche, Non-Defaulting Lenders having more than 50% of the aggregate sum of such Extended Revolving Loans and Extended Revolving Commitments or Extended Term Loans and commitments of all Non- Defaulting Lenders in respect thereof, as applicable, then outstanding; and (d) for each Tranche of Other Term Loans, Non-Defaulting Lenders having more than 50% of the aggregate sum of such Other Term Loans and unutilized Other Term Loan Commitments of all Non-Defaulting Lenders then outstanding. “Requirement of Law” shall mean, as to any Person, any Law or determination of an arbitrator or any Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

-41- “Reserve Requirement” shall mean, for any day during any Interest Period, the reserve percentage (expressed as a decimal, carried out to five decimal places) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the Board of Governors of the Federal Reserve System of the United States for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to LIBOR funding by member banks (currently referred to as “Eurocurrency liabilities”). The LIBO Rate for each outstanding LIBOR Loan shall be adjusted automatically as of the effective date of any change in the Reserve Requirement. “Resignation Effective Date” has the meaning set forth in Section 12.06(a). “Responsible Officer” shall mean the chief executive officer of Borrower, the president of Borrower (if not the chief executive officer), any senior or executive vice president of Borrower, the chief financial officer, the chief accounting officer or treasurer of Borrower or, with respect to financial matters, the chief financial officer, chief accounting officer, senior financial officer or treasurer of Borrower. “Restricted Payment” shall mean dividends (in cash, Property or obligations) on, or other payments or distributions (including return of capital) on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement, defeasance, termination, repurchase or other acquisition of, any Equity Interests or Equity Rights (other than any payment made relating to any Transfer Agreement) in Borrower or any of its Restricted Subsidiaries, but excluding dividends, payments or distributions paid through the issuance of additional shares of Qualified Capital Stock and any redemption, retirement or exchange of any Qualified Capital Stock in Borrower or such Restricted Subsidiary through, or with the proceeds of, the issuance of Qualified Capital Stock in Borrower or any of its Restricted Subsidiaries. “Restricted Subsidiaries” shall mean all existing and future Subsidiaries of Borrower other than the Unrestricted Subsidiaries. “Revaluation Date” shall mean, with respect to any Letter of Credit, each of the following: (i) each date of issuance of a Letter of Credit denominated in an Alternate Currency, (ii) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof, (iii) each date of any payment by an L/C Lender under any Letter of Credit denominated in an Alternate Currency, and (iv) such additional dates as the Administrative Agent or the applicable L/C Lender shall reasonably determine or the Required Lenders shall require. “Reverse Trigger Event” shall mean the transfer of Equity Interests of any Restricted Subsidiary or any Gaming Facility from trust or other similar arrangement to Borrower or any of its Restricted Subsidiaries from time to time. “Revocation” has the meaning set forth in Section 9.12(b). “Revolving Availability Period” shall mean, (i) with respect to the Revolving Commitments under the Closing Date Revolving Facility, the period from and including the Closing Date to but excluding the earlier of the applicable R/C Maturity Date and the date of termination of such Revolving Commitments, and (ii) with respect to any other Tranche of Revolving Commitments, the period from and including the date such Tranche of Revolving Commitments is established to but excluding the earlier of the applicable R/C Maturity Date and the date of termination of such Tranche of Revolving Commitments. Unless the context otherwise requires, references in this Agreement to the Revolving Availability Period shall mean with respect to each Tranche of Revolving Commitments, the Revolving Availability Period applicable to such Tranche. “Revolving Borrowing” shall mean a Borrowing comprised of Revolving Loans. “Revolving Commitment” shall mean, for each Revolving Lender, the obligation of such Lender to make Revolving Loans in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set opposite the name of such Lender on Annex A-1 under the caption “Revolving Commitment,” or in the Assignment Agreement pursuant to which such Lender assumed its Revolving Commitment or in any Refinancing

-42- Amendment, as applicable, as the same may be (a) changed pursuant to Section 13.05(b), (b) reduced or terminated from time to time pursuant to Sections 2.04 and/or 11.01, as applicable, or (c) increased or otherwise adjusted from time to time in accordance with this Agreement, including pursuant to Section 2.12 and Section 2.15; it being understood that a Revolving Lender’s Revolving Commitment shall include any Extended Revolving Commitments and Other Revolving Commitments of such Revolving Lender. “Revolving Exposure” shall mean, with respect to any Lender at any time, the aggregate principal amount at such time of all outstanding Revolving Loans of such Lender, plus the aggregate amount at such time of such Lender’s L/C Liability. “Revolving Extension Request” shall have the meaning provided in Section 2.13(b). “Revolving Facility” shall mean each credit facility comprising Revolving Commitments of a particular Tranche. “Revolving Lenders” shall mean (a) on the Closing Date, the Lenders having a Revolving Commitment on Annex A-1 hereof and (b) thereafter, the Lenders from time to time holding Revolving Loans and/or a Revolving Commitment as in effect from time to time. “Revolving Loans” has the meaning set forth in Section 2.01(a). “Revolving Notes” shall mean the promissory notes substantially in the form of Exhibit A-1. “Revolving Tranche Exposure” shall mean with respect to any Lender and Tranche of Revolving Commitments at any time, the aggregate principal amount at such time of all outstanding Revolving Loans of such Tranche of such Lender, plus the aggregate amount at such time of such Lender’s L/C Liability under its Revolving Commitment of such Tranche. “S&P” shall mean Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, or any successor thereto. “Sanction(s)” shall mean any economic or trade or financial sanction or restrictive measures or trade embargo enacted, administered, imposed or enforced by the United States Government (including, without limitation, OFAC and the U.S. Department of State), the United Nations Security Council, the European Union or any member state thereof, Her Majesty’s Treasury or other relevant sanctions authority. “SEC” shall mean the Securities and Exchange Commission of the United States or any successor thereto. “Second Lien Intercreditor Agreement” shall mean an intercreditor agreement substantially in the form of Exhibit S hereto or such other form as is reasonably acceptable to Administrative Agent. “Section 9.04 Financials” shall mean the financial statements delivered, or required to be delivered, pursuant to Section 9.04(a) or (b), together with the accompanying certificate of a Responsible Officer of Borrower delivered, or required to be delivered, pursuant to Section 9.04(c). “Secured Cash Management Agreement” shall mean any Cash Management Agreement that is entered into by and between Borrower and/or any or all of its Restricted Subsidiaries and any Cash Management Bank. “Secured Parties” shall mean the Agents, the Lenders, any Swap Provider that is party to a Credit Swap Contract and any Cash Management Bank that is a party to a Secured Cash Management Agreement. “Securities Act” shall mean the Securities Act of 1933, as amended, and all rules and regulations of the SEC promulgated thereunder.

-43- “Security Agreement” shall mean a security agreement substantially in the form of Exhibit H among the Credit Parties and Collateral Agent, as the same may be amended in accordance with the terms thereof and hereof. “Security Documents” shall mean the Security Agreement, the Mortgages and each other security document or pledge agreement, instrument or other document required by applicable local law or otherwise executed and delivered by a Credit Party to grant or perfect a security interest in any Property acquired or developed that is of the kind and nature that would constitute Collateral on the Closing Date, and any other document, agreement or instrument utilized to pledge or grant as collateral for the Obligations any Property of whatever kind or nature. “Solvent” and “Solvency” shall mean, for any Person on a particular date, that on such date (a) the fair value of the Property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts and liabilities beyond such Person’s ability to pay as such debts and liabilities mature, (d) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s Property would constitute an unreasonably small capital and (e) such Person is able to pay its debts as they become due and payable. For purposes of this definition, the amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability, without duplication. “Specified Equity Contribution” has the meaning specified in Section 11.03. “Specified Equity Issuance Proceeds” shall mean Equity Issuance Proceeds received by Borrower prior to the Wynn Las Vegas Reorganization to the extent financed by distributions made by the Wynn Las Vegas Entities to Wynn Resorts (except to the extent such distributions by Wynn Las Vegas to Wynn Resorts were related to Management Fees (as defined in the Wynn Las Vegas Notes) or fees payable by the Wynn Las Vegas Entities to Wynn Resorts and its Affiliates for the licensing of intellectual property); provided that no Equity Insurance Proceeds shall be classified as Specified Equity Issuance Proceeds unless certified by a Responsible Officer of Borrower to Agent acting in good faith. “Specified Letters of Credit” shall mean those Letters of Credit described on Schedule 2.03. “Specified Transaction” shall mean any (a) incurrence or repayment of Indebtedness (other than for working capital purposes or under a Revolving Facility), (b) Investment that results in a Person becoming a Restricted Subsidiary or an Unrestricted Subsidiary, (c) Permitted Acquisition or other Acquisition, (d) Asset Sale, designation or redesignation of a Restricted Subsidiary that results in a Restricted Subsidiary ceasing to be a Restricted Subsidiary of Borrower and (e) Acquisition or Investment constituting an acquisition of assets constituting a business unit, line of business or division of another Person. “Spot Rate” for a currency shall mean the rate determined by the Administrative Agent or the applicable L/C Lender, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or such L/C Lender may obtain such spot rate from another financial institution designated by the Administrative Agent or such L/C Lender if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided further that such L/C Lender may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternate Currency. “Stated Amount” of each Letter of Credit shall mean, at any time, the maximum amount available to be drawn thereunder (in each case determined without regard to whether any conditions to drawing could then be met).

-44- “Subordination Agreement” shall mean each Subordination Agreement, substantially in the form of Exhibit T, among the Administrative Agent, the applicable Credit Parties and the providers of any Intercompany Contribution Indebtedness. “Subsidiary” shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of Borrower. “Substituted Consolidated EBITDA” shall mean with respect to any fiscal quarter, the greater of Consolidated EBITDA for the fiscal quarter (a) during the immediately preceding fiscal year corresponding to such fiscal quarter and (b) immediately preceding the fiscal quarter in which the applicable Qualifying Act of Terrorism shall have occurred, in each case subject to customary seasonal adjustments (as determined in good faith by Borrower). “Swap Contract” shall mean any agreement entered into in the ordinary course of business (as a bona fide hedge and not for speculative purposes) (including any master agreement and any schedule or agreement, whether or not in writing, relating to any single transaction) that is an interest rate swap agreement, basis swap, forward rate agreement, commodity swap, commodity option, equity or equity index swap or option, bond option, interest rate option, foreign exchange agreement, rate cap, collar or floor agreement, currency swap agreement, cross-currency rate swap agreement, swap option, currency option or any other similar agreement (including any option to enter into any of the foregoing) and is designed to protect any Company against fluctuations in interest rates, currency exchange rates, commodity prices, or similar risks (including any Interest Rate Protection Agreement). For the avoidance of doubt, the term “Swap Contract” includes, without limitation, any call options, warrants and capped calls entered into as part of, or in connection with, an issuance of convertible or exchangeable debt by Borrower or its Restricted Subsidiaries. “Swap Obligation” shall mean, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act. “Swap Provider” shall mean any Person that is a party to a Swap Contract with Borrower and/or any of its Restricted Subsidiaries if such Person was, at the date of entering into such Swap Contract, a Lender or Agent or Affiliate of a Lender or Agent, and such Person executes and delivers to Administrative Agent a letter agreement in form and substance reasonably acceptable to Administrative Agent pursuant to which such Person (a) appoints Collateral Agent as its agent under the applicable Credit Documents and (b) agrees to be bound by the provisions of Section 12.03. “Syndication Agents” shall mean, collectively, Merrill Lynch, Pierce, Fenner & Smith, Incorporated, Credit Agricole Corporate and Investment Bank, Fifth Third Bank, SunTrust Bank, The Bank of Nova Scotia, BNP Paribas Securities Corp., Sumitomo Mitsui Banking Corporation and UBS Securities LLC, in their capacities as syndication agents hereunder. “T/C Percentage” of any Term Facility Lender at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Term Facility Commitment of such Term Facility Lender at such time and the denominator of which is the total Term Facility Commitments at such time; provided, however, that if the T/C Percentage of any Term Facility Lender is to be determined after the total Term Facility Commitments have been terminated, then the T/C Percentage of such Term Facility Lender shall be determined immediately prior (and without giving effect) to such termination but after giving effect to any assignments after termination of the Term Facility Commitments.

-45- “Taking” shall mean a taking or voluntary conveyance during the term of this Agreement of all or part of any Mortgaged Real Property, or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of, any condemnation or other eminent domain proceeding by any Governmental Authority affecting any Mortgaged Real Property or any portion thereof, whether or not the same shall have actually been commenced. Tax Payments” shall mean, with respect to any taxable period (i) for which Borrower and/or any of its Subsidiaries are members of a consolidated, combined or similar income tax group for applicable federal, state and/or local income tax purposes of which a direct or indirect parent of Borrower is the common parent (a “Tax Group”) or (ii) for which Borrower is a disregarded entity or a partnership with a direct or indirect corporate parent (a “Corporate Parent”), (a) payments equal to the portion of any consolidated, combined or similar federal, state and/or local income taxes (as applicable) of such Tax Group, or the portion of the federal, state and/or local income taxes of such Corporate Parent (or, where such Corporate Parent owns some of its equity interest in Borrower indirectly through one or more corporate subsidiaries, such corporate subsidiaries (the “Corporate Parent Subsidiaries”), for such taxable period, that, in each case, is attributable to the income of Borrower, the applicable Restricted Subsidiaries or, to the extent of the amount actually received from its applicable Unrestricted Subsidiaries, such Unrestricted Subsidiaries, provided that in each case the amount of such payments with respect to any taxable period does not exceed the amount that Borrower, the applicable Restricted Subsidiaries and (to the extent described above) the applicable Unrestricted Subsidiaries would have been required to pay in respect of such federal, state and local income taxes for such taxable period had Borrower, the applicable Restricted Subsidiaries and (to the extent described above) the applicable Unrestricted Subsidiaries been a stand-alone corporate taxpayer or stand-alone corporate tax group for all taxable periods ending after the Closing Date and (b) for any such taxable period with respect to which the portion of the actual Massachusetts income tax liability of the Tax Group or Corporate Parent (or any applicable Corporate Parent Subsidiaries) that is attributable to Borrower or its applicable Restricted Subsidiaries (or, to the extent of the amount actually received from any applicable Unrestricted Subsidiaries in respect thereof, such Unrestricted Subsidiaries) exceeds the maximum payment permitted under clause (a) for such taxable period in respect of Massachusetts income tax, a payment equal to the amount of such excess (reduced, to the extent such excess is not deducted under clause (a) in computing the permitted distribution under clause (a) for federal income taxes for such period, by any actual federal income tax benefit derived by the Tax Group or Corporate Parent (or any applicable Corporate Parent Subsidiaries) in respect of the deduction of such excess). “Tax Indemnification Agreement” means the Tax Indemnification Agreement, dated as of September 24, 2002, among Wynn Resorts, Valvino Lamore, Stephen A. Wynn, Aruze USA, Baron Asset Fund, a Massachusetts business trust, on behalf of the Baron Asset Fund Series, Baron Asset Fund, a Massachusetts business trust, on behalf of the Baron Growth Fund Series, and Kenneth R. Wynn Family Trust dated February 20, 1985. “Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Facilities” shall mean, collectively, the credit facilities comprising the Term Facility Commitments, the Term Facility Loans, any Extended Term Loans and any Other Term Loans. “Term Facility Availability Period” shall mean the period from and including the Closing Date through but excluding the earlier of the date that is the one (1) year anniversary of the Closing Date and the date of termination of the Term Facility Commitments. “Term Facility Commitment” shall mean, for each Term Facility Lender, the obligation of such Lender to make Term Facility Loans during the Term Facility Availability Period in a principal amount not to exceed the amount set forth opposite the name of such Lender on Annex A-2 under the caption “Term Facility Commitment,” or in the Assignment Agreement pursuant to which such Lender assumed its Term Facility Commitment, as applicable, as the same may be (a) changed pursuant to Section 13.05(b) or (b) reduced or terminated from time to time pursuant to Section 2.04 or Section 11.01. The aggregate principal amount of the Term Facility Commitments of all Term Facility Lenders on the Closing Date is $875.0 million.

-46- “Term Facility Lenders” shall mean (a) on the Closing Date, the Lenders having Term Facility Commitments on Annex A-2 hereof and (b) thereafter, the Lenders from time to time holding any unutilized Term Facility Commitments and/or Term Facility Loans, as the case may be, after giving effect to any assignments thereof permitted by Section 13.05(b). “Term Facility Loans” shall mean collectively, delayed draw term loans made pursuant to Section 2.01(b). “Term Facility Maturity Date” shall mean the date that is the sixth anniversary of the Closing Date. “Term Facility Notes” shall mean the promissory notes substantially in the form of Exhibit A-2. “Term Loan Commitments” shall mean, collectively, (a) the Term Facility Commitments and (b) any Other Term Loan Commitments. “Term Loan Extension Request” shall have the meaning provided in Section 2.13(a). “Term Loans” shall mean, collectively, the Term Facility Loans, any Extended Term Loans and any Other Term Loans. “Test Period” shall mean, for any date of determination, the period of the four most recently ended consecutive fiscal quarters of Borrower and its Restricted Subsidiaries for which quarterly or annual financial statements have been delivered or are required to have been delivered to Administrative Agent or have been filed with the SEC. “Total Revolving Commitments” shall mean, at any time, the Revolving Commitments of all the Revolving Lenders at such time. The Total Revolving Commitments on the Closing Date are $375.0 million. “Tranche” shall mean (i) when used with respect to the Lenders, each of the following classes of Lenders: (a) Lenders having Revolving Loans incurred pursuant to the Closing Date Revolving Commitment or Closing Date Revolving Commitments, (b) Lenders having such other Tranche of Revolving Loans or Revolving Commitments created pursuant to an Extension Amendment, (c) Lenders having Term Facility Loans or Term Facility Commitments and (e) Lenders having such other Tranche of Term Loans or Term Loan Commitments created pursuant to an Extension Amendment or Refinancing Amendment, and (ii) when used with respect to Loans or Commitments, each of the following classes of Loans or Commitments: (a) Revolving Loans incurred pursuant to the Closing Date Revolving Commitment or Closing Date Revolving Commitments, (b) such other Tranche of Revolving Loans or Revolving Commitments created pursuant to an Extension Amendment, (c) Term Facility Loans or Term Facility Commitments and (d) such other Tranche of Term Loans or Term Loan Commitments created pursuant to an Extension Amendment or Refinancing Amendment. “Transactions” shall mean, collectively, (a) the entering into of this Agreement and the other Credit Documents and the borrowings hereunder, if any, on the Closing Date, (b) the making of the Pre-Closing Equity Contribution prior to the Closing Date, and (c) the payment of fees and expenses in connection with the foregoing. “Transfer Agreement” shall mean any trust or similar arrangement required by any Gaming Authority from time to time with respect to the Equity Interests of any Restricted Subsidiary (or any Person that was a Restricted Subsidiary) or any Gaming Facility. “Trigger Event” shall mean the transfer of shares of Equity Interests of any Restricted Subsidiary or any Gaming Facility into trust or other similar arrangement required by any Gaming Authority from time to time. “Type” has the meaning set forth in Section 1.03. “UCC” shall mean the Uniform Commercial Code as from time to time in effect in the applicable state or other jurisdiction.

-47- “UCP” shall mean, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce (“ICC”) Publication No. 600 (or such later version thereof as may be in effect at the time of issuance). “Unaffiliated Joint Ventures” shall mean any joint venture of Borrower or any of its Subsidiaries; provided, however, that (i) all Investments in, and other transactions entered into with, such joint venture by Borrower or any of its Restricted Subsidiaries were made in compliance with this Agreement and (ii) no Affiliate (other than Borrower or any Subsidiary or any other Unaffiliated Joint Venture) or officer or director of Borrower or any of its Subsidiaries owns any Equity Interest, or has any material economic interest, in such joint venture (other than through Borrower (directly or indirectly through its Subsidiaries)). No Subsidiary of Borrower shall be an Unaffiliated Joint Venture. “United States” shall mean the United States of America. “un-reallocated portion” has the meaning set forth in Section 2.14(a). “Unreimbursed Amount” has the meaning set forth in Section 2.03(e). “Unrestricted Cash” shall mean cash and Cash Equivalents of Borrower and its Restricted Subsidiaries that would not appear as “restricted” on a combined or consolidated balance sheet of the Consolidated Companies. “Unrestricted Subsidiaries” shall mean (a) as of the Closing Date, the Subsidiaries listed on Schedule 8.12(c), (b) any Subsidiary of Borrower designated as an “Unrestricted Subsidiary” pursuant to and in compliance with Section 9.12 and (c) any Subsidiary of an Unrestricted Subsidiary (in each case, unless such Subsidiary is no longer a Subsidiary of Borrower or is subsequently designated as a Restricted Subsidiary pursuant to this Agreement). “Unutilized R/C Commitment” shall mean, for any Revolving Lender, at any time, the excess of such Revolving Lender’s Revolving Commitment at such time over the sum of (i) the aggregate outstanding principal amount of all Revolving Loans made by such Revolving Lender and (ii) such Revolving Lender’s L/C Liability at such time. “U.S. Person” shall mean any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning set forth in Section 5.06(b)(ii). “Voting Stock” shall mean, with respect to any Person, the Equity Interests, participations, rights in, or other equivalents of, such Equity Interests, and any and all rights, warrants or options exchangeable for or convertible into such Equity Interests of such Person, in each case, that ordinarily has voting power for the election of directors (or Persons performing similar functions) of such Person, whether at all times or only as long as no senior class of Equity Interests has such voting power by reason of any contingency. “Weighted Average Life to Maturity” shall mean, on any date and with respect to the aggregate amount of the Term Loans (or any applicable portion thereof), an amount equal to (a) the scheduled repayments of such Term Loans to be made after such date, multiplied by the number of days from such date to the date of such scheduled repayments divided by (b) the aggregate principal amount of such Term Loans. “Wholly Owned Restricted Subsidiary” shall mean, with respect to any Person, any Wholly Owned Subsidiary of such Person that is a Restricted Subsidiary. Unless the context clearly requires otherwise, all references to any Wholly Owned Restricted Subsidiary shall mean a Wholly Owned Restricted Subsidiary of Borrower. “Wholly Owned Subsidiary” shall mean, with respect to any Person, any corporation, partnership, limited liability company or other entity of which all of the Equity Interests (other than, in the case of a corporation,

-48- directors’ qualifying shares or nominee shares required under applicable law) are directly or indirectly owned or controlled by such Person and/or one or more Wholly Owned Subsidiaries of such Person. Unless the context clearly requires otherwise, all references to any Wholly Owned Subsidiary shall mean a Wholly Owned Subsidiary of Borrower. “Withdrawal Liability” shall mean liability by an ERISA Entity to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part 1 of Subtitle E of Title IV of ERISA. “Working Capital” means, for any Person at any date, the amount (which may be a negative number) of the Consolidated Current Assets of such Person minus the Consolidated Current Liabilities of such Person at such date; provided that, for purposes of calculating Working Capital, increases or decreases in Working Capital shall be calculated without regard to any changes in Consolidated Current Assets or Consolidated Current Liabilities as a result of (a) any reclassification in accordance with GAAP of assets or liabilities, as applicable, between current and noncurrent, (b) the effects of purchase accounting or (c) the impact of non-cash items on Consolidated Current Assets and Consolidated Current Liabilities. For purposes of calculating Working Capital (i) for any period in which a Permitted Acquisition or other Acquisition occurs (other than with respect to any Unrestricted Subsidiary) or any Unrestricted Subsidiary is revoked and converted into a Restricted Subsidiary, the “consolidated current assets” and “consolidated current liabilities” of any Person, property, business or asset so acquired or Unrestricted Subsidiary so revoked, as the case may be (determined on a basis consistent with the corresponding definitions herein, with appropriate reference changes) shall be excluded and (ii) for any period in which any Person, property, business or asset (other than an Unrestricted Subsidiary) is sold, transferred or otherwise disposed of, closed or classified as discontinued operations by Borrower or any Restricted Subsidiary or any Restricted Subsidiary is designated as an Unrestricted Subsidiary, the “consolidated current assets” and “consolidated current liabilities” of any Person, property, business or asset so sold, transferred or otherwise disposed of, closed or classified as discontinued operations or Restricted Subsidiary so designated, as the case may be (determined on a basis consistent with the corresponding definitions herein, with appropriate reference changes) shall be excluded. “Wynn Las Vegas” shall mean Wynn Las Vegas LLC, a Nevada limited liability company. “Wynn Las Vegas 2020 Notes” shall mean each of (a) the 7.875% First Mortgage Notes of Wynn Las Vegas due 2020 and (b) the 7.750% First Mortgage Notes of Wynn Las Vegas due 2020. “Wynn Las Vegas 2020 and 2022 Note Repayment” shall mean the repayment in full of the Wynn Las Vegas 2020 Notes and the Wynn Las Vegas 2022 Notes, whether pursuant to purchase, redemption or other acquisition for value of, or retirement, defeasance, discharge, refinancing or otherwise. “Wynn Las Vegas 2022 Notes” shall mean the 5.375% First Mortgage Notes of Wynn Las Vegas due 2022 in the in the original aggregate principal amount of $900.0 million. “Wynn Las Vegas 2023 Notes” shall mean the 4.250% Senior Notes of Wynn Las Vegas due 2023 in the in the original aggregate principal amount of $500.0 million. “Wynn Las Vegas Entities” shall mean Wynn Las Vegas and each of its Subsidiaries. “Wynn Las Vegas Notes” shall mean each of the Wynn Las Vegas 2020 Notes, the Wynn Las Vegas 2022 Notes and the Wynn Las Vegas 2023 Notes, together with, without duplication, any other Indebtedness permitted to be Incurred under Section 10.01(e) (for purposes of the definition of Permitted Refinancing, including under Section 10.01(e), the Wynn Las Vegas Entities shall be deemed to be Restricted Subsidiaries prior to the Wynn Las Vegas Reorganization). “Wynn Las Vegas Pledge” shall mean the direct pledge of the Equity Interests in Wynn Las Vegas and related ancillary rights as collateral security in favor of the holders of the Wynn Las Vegas Notes.

-49- “Wynn Las Vegas Reorganization” shall mean a series of corporate restructurings and related transactions, including receipt of Gaming Approvals from relevant Gaming Authorities, pursuant to which the Wynn Las Vegas Entities become Subsidiaries of Borrower. “Wynn Las Vegas Resort” means the Wynn Las Vegas hotel and casino resort. “Wynn Macau” shall mean Wynn Resorts (Macau), S.A., a company incorporated under the laws of Macau. “Wynn Massachusetts” shall mean Wynn MA LLC, a Nevada limited liability company. “Wynn Massachusetts Project” shall mean the casino resort and related amenities to be developed by Borrower and its Subsidiaries in Everett, Massachusetts. “Wynn Massachusetts Project Opening Date” shall mean the date the Wynn Massachusetts Project is open to the general public. “Wynn Resorts” shall mean Wynn Resorts, Limited, a Nevada corporation. SECTION 1.02. Accounting Terms and Determinations. Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters (including financial covenants) shall be made in accordance with GAAP as in effect on the Closing Date consistently applied for all applicable periods, and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Credit Document, and Borrower notifies Administrative Agent that Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if Administrative Agent notifies Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Credit Document, and Borrower, Administrative Agent or the Required Lenders shall so request, Administrative Agent, the Lenders and Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders, not to be unreasonably withheld). SECTION 1.03. Classes and Types of Loans. Loans hereunder are distinguished by “Class” and by “Type.” The “Class” of a Loan (or of a Commitment to make a Loan) refers to whether such Loan is a Revolving Loan of any particular Tranche, a Term Facility Loan, or a Term Loan of any particular Tranche of Term Loans created pursuant to an Extension Amendment or a Refinancing Amendment, each of which constitutes a Class. The “Type” of a Loan refers to whether such Loan is an ABR Loan or a LIBOR Loan, each of which constitutes a Type. Loans may be identified by both Class and Type. SECTION 1.04. Rules of Construction. (a) In each Credit Document, unless the context clearly requires otherwise (or such other Credit Document clearly provides otherwise), references to (i) the plural include the singular, the singular include the plural and the part include the whole; (ii) Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; (iii) statutes and regulations include any amendments, supplements or modifications of the same from time to time and any successor statutes and regulations; (iv) unless otherwise expressly provided, any reference to any action of any Secured Party by way of consent, approval or waiver shall be deemed modified by the phrase “in its/their reasonable discretion”; (v) time shall be a reference to time of day New York, New York; (vi) Obligations (other than L/C Liabilities) shall not be deemed “outstanding” if such Obligations have been Paid in Full; and (vii) except as expressly provided in any

-50- Credit Document any item required to be delivered or performed on a day that is not a Business Day shall not be required until the next succeeding Business Day. (b) In each Credit Document, unless the context clearly requires otherwise (or such other Credit Document clearly provides otherwise), (i) “amend” shall mean “amend, restate, amend and restate, supplement or modify”; and “amended,” “amending” and “amendment” shall have meanings correlative to the foregoing; (ii) in the computation of periods of time from a specified date to a later specified date, “from” shall mean “from and including”; “to” and “until” shall mean “to but excluding”; and “through” shall mean “to and including”; (iii) “hereof,” “herein” and “hereunder” (and similar terms) in any Credit Document refer to such Credit Document as a whole and not to any particular provision of such Credit Document; (iv) “including” (and similar terms) shall mean “including without limitation” (and similarly for similar terms); (v) “or” has the inclusive meaning represented by the phrase “and/or”; (vi) references to “the date hereof” shall mean the date first set forth above; (vii) “asset” and “property” shall have the same meaning and effect and refer to all tangible and intangible assets and property, whether real, personal or mixed and of every type and description; and (viii) a “fiscal year” or a “fiscal quarter” is a reference to a fiscal year or fiscal quarter of Borrower. (c) In this Agreement unless the context clearly requires otherwise, any reference to (i) an Annex, Exhibit or Schedule is to an Annex, Exhibit or Schedule, as the case may be, attached to this Agreement and constituting a part hereof, and (ii) a Section or other subdivision is to a Section or such other subdivision of this Agreement. (d) Unless otherwise expressly provided herein, (i) references to Organizational Documents, agreements (including the Credit Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, amendments and restatements, extensions, supplements, reaffirmations, replacements and other modifications thereto, but only to the extent that such amendments, restatements, amendments and restatements, extensions, supplements, reaffirmations, replacements and other modifications are permitted by the Credit Documents; and (ii) references to any Requirement of Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Requirement of Law. (e) This Agreement and the other Credit Documents are the result of negotiations among and have been reviewed by counsel to Agents, Borrower and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or Agents merely because of Agents’ or the Lenders’ involvement in their preparation. SECTION 1.05. Exchange Rates; Currency Equivalents. (a) The Administrative Agent or the applicable L/C Lender, as applicable, shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of extensions of credit hereunder and Obligations denominated in Alternate Currencies. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Credit Parties hereunder or calculating financial covenants or financial ratios hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of calculating the Dollar Equivalent of the amount of extensions of credit hereunder and of Obligations denominated in an Alternate Currency under the Credit Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the applicable L/C Lender, as applicable. (b) Wherever in this Agreement in connection with the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing, LIBOR Loan or Letter of Credit is denominated in an Alternate Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternate Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the applicable L/C Lender, as the case may be. (c) The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative

-51- Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “LIBO Rate” or with respect to any comparable or successor rate thereto. SECTION 1.06. Pro Forma Calculations. (a) Notwithstanding anything to the contrary herein, Consolidated EBITDA and the Consolidated Senior Secured Net Leverage Ratio shall be calculated in the manner prescribed by this Section 1.06; provided that notwithstanding anything to the contrary in clauses (b), (c) or (d) of this Section 1.06, when calculating Consolidated EBITDA and the Consolidated Senior Secured Net Leverage Ratio for purposes of determining actual compliance (and not compliance on a Pro Forma Basis) with the covenant pursuant to Section 10.08, the events described in this Section 1.06 that occurred subsequent to the end of the applicable Test Period shall not be given pro forma effect. (b) For purposes of calculating Consolidated EBITDA and the Consolidated Senior Secured Net Leverage Ratio, Specified Transactions (and the incurrence or repayment of any Indebtedness in connection therewith) that have been made (i) during the applicable Test Period and (ii) subsequent to such Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made shall be calculated on a pro forma basis assuming that all such Specified Transactions (and any increase or decrease in Consolidated EBITDA and the component financial definitions used therein attributable to any Specified Transaction) had occurred on the first day of the applicable Test Period. If, since the beginning of any applicable Test Period, any Person that subsequently became a Restricted Subsidiary or was merged, amalgamated or consolidated with or into Borrower or any of its Restricted Subsidiaries since the beginning of such Test Period shall have made any Specified Transaction that would have required adjustment pursuant to this Section 1.06, then Consolidated EBITDA and the Consolidated Senior Secured Net Leverage Ratio shall be calculated to give pro forma effect thereto in accordance with this Section 1.06. (c) Whenever pro forma effect is to be given to a Specified Transaction, the pro forma calculations shall be made in good faith by a Responsible Officer of Borrower and include, for the avoidance of doubt, the amount of cost savings, operating expense reductions and synergies projected by Borrower in good faith to be realized as a result of specified actions taken or with respect to which steps have been initiated, or are reasonably expected to be initiated within fifteen (15) months of the closing date of such Specified Transaction (in the good faith determination of Borrower) (calculated on a pro forma basis as though such cost savings, operating expense reductions and synergies had been realized during the entirety of the applicable period), net of the amount of actual benefits realized during such period from such actions; provided that, with respect to any such cost savings, operating expense reductions and synergies, the limitations and requirements set forth in clause (c) of the definitions of Consolidated EBITDA (other than the requirement set forth in clause (c) of Consolidated EBITDA that steps have been initiated or taken) shall apply; provided, further, that the aggregate amount of additions made to Consolidated EBITDA for any Test Period pursuant to this clause (c) and clause (c) of the definition of “Consolidated EBITDA” shall not (i) exceed 20.0% of Consolidated EBITDA for such Test Period (after giving effect to this clause (c) and clause (c) of the definition of “Consolidated EBITDA”) or (ii) be duplicative of one another. (d) In the event that Borrower or any Restricted Subsidiary incurs (including by assumption or guarantees) or repays (including by redemption, repayment, prepayment, retirement, exchange or extinguishment) any Indebtedness included in the calculations of Consolidated EBITDA and the Consolidated Senior Secured Net Leverage Ratio, as the case may be (in each case, other than Indebtedness incurred or repaid under any revolving credit facility), (i) during the applicable Test Period and/or (ii) subsequent to the end of the applicable Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made, then Consolidated EBITDA and the Consolidated Senior Secured Net Leverage Ratio shall be calculated giving pro forma effect to such incurrence or repayment of Indebtedness, to the extent required, as if the same had occurred on the last day of the applicable Test Period in the case of Consolidated EBITDA or the Consolidated Senior Secured Net Leverage Ratio. SECTION 1.07. Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any

-52- document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. ARTICLE II. CREDITS SECTION 2.01. Loans. (a) Revolving Loans. Each Revolving Lender agrees, severally and not jointly, on the terms and conditions of this Agreement, to make revolving loans (the “Revolving Loans”) to Borrower in Dollars from time to time, on any Business Day during, with respect to any Revolving Commitment of such Revolving Lender, the Revolving Availability Period applicable to such Revolving Commitment, in an aggregate principal amount at any one time outstanding not exceeding the amount of the Revolving Commitment of such Revolving Lender as in effect from time to time; provided, however, that, after giving effect to any Borrowing of Revolving Loans, (i) the sum of the aggregate principal amount of (without duplication) all Revolving Loans then outstanding plus the aggregate amount of all L/C Liabilities shall not exceed the Total Revolving Commitments as in effect at such time, (ii) the Revolving Exposure of such Revolving Lender shall not exceed such Revolving Lender’s Revolving Commitments in effect at such time, (iii) the Revolving Tranche Exposure of such Revolving Lender in respect of any Tranche of Revolving Commitments shall not exceed such Revolving Lender’s Revolving Commitment of such Tranche in effect at such time and (iv) the Revolving Tranche Exposure of all Revolving Lenders in respect of any Tranche of Revolving Commitments shall not exceed the aggregate Revolving Commitments of such Tranche in effect at such time. Subject to the terms and conditions of this Agreement, during the applicable Revolving Availability Period, Borrower may borrow, repay and re-borrow the amount of the Revolving Commitments by means of ABR Loans and LIBOR Loans. (b) Term Facility Loans. Each Lender with a Term Facility Commitment agrees, severally and not jointly, on the terms and conditions of this Agreement, to make Term Facility Loans to Borrower in Dollars from time to time, on any Business Day during the Term Facility Availability Period, in an aggregate principal amount at any one time outstanding not exceeding the amount of the Term Facility Commitment of such Term Facility Lender as in effect from time to time. (c) Limit on LIBOR Loans. No more than twenty (20) separate Interest Periods in respect of LIBOR Loans may be outstanding at any one time in the aggregate under all of the facilities. SECTION 2.02. Borrowings. Borrower shall give Administrative Agent notice of each borrowing hereunder as provided in Section 4.05 in the form of a Notice of Borrowing; provided that, in the case of a borrowing of ABR Loans requested to be made on a same day basis, Borrower shall deliver the Notice of Borrowing no later than 1:00 p.m., New York time, on the day of such proposed ABR Loan (which day shall be a Business Day). Unless otherwise agreed to by Administrative Agent in its sole discretion, not later than 12:00 p.m. (Noon) (or, in the case of a borrowing of ABR Loans requested to be made on a same day basis, 4:00 p.m.), New York time, on the date specified for each borrowing in Section 4.05, each Lender shall make available the amount of the Loan or Loans to be made by it on such date to Administrative Agent, at an account specified by Administrative Agent maintained at the Principal Office, in immediately available funds, for the account of Borrower. Each borrowing of Revolving Loans shall be made by each Revolving Lender pro rata based on its R/C Percentage. Each borrowing of Term Facility Loans shall be made by each Term Facility Lender pro rata based on its T/C Percentage. The amounts so received by Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to Borrower not later than 4:00 p.m., New York time, on the actual applicable Funding Date, by depositing the same by wire transfer of immediately available funds in (or, in the case of an account of Borrower maintained with Administrative Agent at the Principal Office, by crediting the same to) the account or accounts of Borrower or any other account or accounts in each case as directed by Borrower in the applicable Notice of Borrowing.

-53- SECTION 2.03. Letters of Credit. (a) Subject to the terms and conditions hereof, the Revolving Commitments may be utilized, upon the request of Borrower, in addition to the Revolving Loans provided for by Section 2.01(a), for standby and commercial documentary letters of credit (herein collectively called “Letters of Credit”) issued by the applicable L/C Lender (which L/C Lenders agree to the terms and provisions of this Section 2.03 in reliance upon the agreements of the other Lenders set forth herein) for the account of Borrower or its Subsidiaries or, with respect to the Specified Letters of Credit (and any replacements thereof), its Affiliates; provided, however, that in no event shall (i) the aggregate amount of all L/C Liabilities, plus the aggregate principal amount of all the Revolving Loans then outstanding, exceed at any time the Total Revolving Commitments as in effect at such time, (ii) the sum of the aggregate principal amount of all Revolving Loans of any Revolving Lender then outstanding, plus such Revolving Lender’s L/C Liability exceed at any time such Revolving Lender’s Revolving Commitment as in effect at such time, (iii) the outstanding aggregate amount of all L/C Liabilities exceed the L/C Sublimit and, in respect of each L/C Lender, the outstanding aggregate amount of L/C Liabilities in respect of such L/C Lender exceed its L/C Sublimit, (iv) the Dollar Equivalent of the Stated Amount of any Letter of Credit be less than $100,000 or such lesser amount as is acceptable to the L/C Lender, (v) the expiration date of any Letter of Credit extend beyond the earlier of (x) the third Business Day preceding the latest R/C Maturity Date then in effect and (y) the date twelve (12) months following the date of such issuance, unless in the case of this clause (y) the Required Revolving Lenders have approved such expiry date in writing (but never beyond the third Business Day prior to the latest R/C Maturity Date then in effect), except for any Letter of Credit that Borrower has agreed to Cash Collateralize in an amount equal to the Minimum Collateral Amount or otherwise backstop (with a letter of credit on customary terms) to the applicable L/C Lender’s and the Administrative Agent’s reasonable satisfaction, on or prior to the third Business Day preceding the latest R/C Maturity Date then in effect, subject to the ability of Borrower to request Auto-Extension Letters of Credit in accordance with Section 2.03(b), (vi) any L/C Lender issue any Letter of Credit after it has received notice from Borrower or the Required Revolving Lenders stating that a Default exists until such time as such L/C Lender shall have received written notice of (x) rescission of such notice from the Required Revolving Lenders, (y) waiver or cure of such Default in accordance with this Agreement or (z) Administrative Agent’s good faith determination that such Default has ceased to exist, (vii) any Letter of Credit be issued in a currency other than Dollars or an Alternate Currency nor at a tenor other than sight, or (viii) the L/C Lender be obligated to issue any Letter of Credit, amend or modify any outstanding Letter of Credit or extend the expiry date of any outstanding Letter of Credit at any time when a Revolving Lender is a Defaulting Lender if such Defaulting Lender’s L/C Liability cannot be reallocated to Non-Defaulting Lenders pursuant to Section 2.14(a) unless arrangements reasonably satisfactory to the L/C Lender and Borrower have been made to eliminate the L/C Lender’s risk with respect to the participation in Letters of Credit by all such Defaulting Lenders, including by Cash Collateralizing in an amount equal to the Minimum Collateral Amount, or obtaining a backstop letter of credit from an issuer reasonably satisfactory to the L/C Lender to support, each such Defaulting Lender’s L/C Liability. (b) Whenever Borrower requires the issuance of a Letter of Credit it shall give the applicable L/C Lender and Administrative Agent at least three (3) Business Days written notice (or such shorter period of notice

-54- acceptable to the L/C Lender). Such Letter of Credit application may be sent by facsimile, by United States mail, by overnight courier, by electronic transmission using the system agreed to by the applicable L/C Lender, by personal delivery or by any other means acceptable to the applicable L/C Lender. Each notice shall be in the form of Exhibit K or such other form as is reasonably acceptable to the applicable L/C Lender appropriately completed (each a “Letter of Credit Request”) and shall specify a date of issuance not beyond the fifth Business Day prior to the latest R/C Maturity Date then in effect. Each Letter of Credit Request must be accompanied by documentation describing in reasonable detail the proposed terms, conditions and format of the Letter of Credit to be issued, and if so requested by any L/C Lender each Letter of Credit Request shall be accompanied by such L/C Lender’s form of application but which application shall not contain any operating or financial covenants or any provisions inconsistent with this Agreement. If Borrower so requests in any applicable Letter of Credit Request, the applicable L/C Lender may, in its sole discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the L/C Lender to decline any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non- Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Lender at the time of the original issuance or automatic extension of a Letter of Credit, Borrower shall not be required to make a specific request to the L/C Lender for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Lender to permit the extension of such Letter of Credit at any time to an expiry date not later than the third Business Day preceding the latest R/C Maturity Date then in effect (provided, that such three (3) Business Day limitation shall not apply to any Letter of Credit that Borrower has agreed to Cash Collateralize in an amount equal to the Minimum Collateral Amount or otherwise backstop (with a letter of credit on customary terms) to the applicable L/C Lender’s and the Administrative Agent’s reasonable satisfaction prior to the extension thereof); provided, however, that the L/C Lender shall not permit any such extension if (A) the L/C Lender has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or Borrower that one or more of the applicable conditions specified in Section 7.02 is not then satisfied, and in each such case directing the L/C Lender not to permit such extension. If there is any conflict between the terms and conditions of this Agreement and the terms and condition of any application, the terms and conditions of this Agreement shall govern. Each Lender hereby authorizes each L/C Lender to issue and perform its obligations with respect to Letters of Credit and each Letter of Credit shall be issued in accordance with the customary procedures of such L/C Lender. Borrower acknowledges and agrees that the failure of any L/C Lender to require an application at any time and from time to time shall not restrict or impair such L/C Lender’s right to require such an application or agreement as a condition to the issuance of any subsequent Letter of Credit. (c) On each day during the period commencing with the issuance by the applicable L/C Lender of any Letter of Credit and until such Letter of Credit shall have expired or been terminated, the Revolving Commitment of each Revolving Lender shall be deemed to be utilized for all purposes hereof in an amount equal to such Lender’s R/C Percentage of the Dollar Equivalent of the then Stated Amount of such Letter of Credit plus the amount of any unreimbursed drawings thereunder (the amount of such unreimbursed drawings shall be expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternate Currency). Each Revolving Lender (other than the applicable L/C Lender) severally agrees that, upon the issuance of any Letter of Credit hereunder, it shall automatically acquire from the L/C Lender that issued such Letter of Credit, without recourse, a participation in such L/C Lender’s obligation to fund drawings and rights under such Letter of Credit in an amount equal to such Lender’s R/C Percentage of such obligation (such obligation to fund drawings shall be expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternate Currency) and rights, and each Revolving Lender (other than such L/C Lender) thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to such L/C Lender to pay and discharge when due, its R/C Percentage of such L/C Lender’s obligation to fund drawings (such obligation to fund drawings shall be expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternate Currency) under such Letter of Credit. Such L/C Lender shall be deemed to hold an L/C Liability in an amount equal to its retained

-55- interest in the related Letter of Credit after giving effect to such acquisition by the Revolving Lenders other than such L/C Lender of their participation interests. (d) In the event that any L/C Lender has determined to honor a drawing under a Letter of Credit, such L/C Lender shall promptly notify (the “L/C Payment Notice”) Administrative Agent and Borrower of the amount paid by such L/C Lender and the date on which payment is to be made to such beneficiary. In the case of a Letter of Credit denominated in an Alternate Currency, Borrower shall reimburse the L/C Lender that issued such Letter of Credit in Dollars. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternate Currency, the applicable L/C Lender shall notify Administrative Agent and Borrower of the Dollar Equivalent of the amount of the drawing following the determination thereof in accordance with Section 1.05. Borrower hereby unconditionally agrees to pay and reimburse such L/C Lender, through the Administrative Agent, for the amount of payment under such Letter of Credit in Dollars, together with interest thereon at a rate per annum equal to the Alternate Base Rate in effect from time to time plus the Applicable Margin applicable to Revolving Loans that are maintained as ABR Loans as are in effect from time to time (determined based on a weighted average if multiple Tranches of Revolving Commitments are then outstanding) from the date payment was made to such beneficiary to the date on which payment is due, such payment to be made not later than the second Business Day after the date on which Borrower receives the applicable L/C Payment Notice (or the third Business Day thereafter if such L/C Payment Notice is received on a date that is not a Business Day or after 1:00 p.m., New York time, on a Business Day). Any such payment due from Borrower and not paid on the required date shall thereafter bear interest at rates specified in Section 3.02(b) until paid. Promptly upon receipt of the amount paid by Borrower pursuant to the immediately prior sentence, the applicable L/C Lender shall notify Administrative Agent of such payment and whether or not such payment constitutes payment in full of the Reimbursement Obligation under the applicable Letter of Credit. (e) Promptly upon its receipt of a L/C Payment Notice referred to in Section 2.03(d), Borrower shall advise the applicable L/C Lender and Administrative Agent whether or not Borrower intends to borrow hereunder to finance its obligation to reimburse such L/C Lender for the amount of the related demand for payment under the applicable Letter of Credit and, if it does so intend, submit a Notice of Borrowing for such borrowing to Administrative Agent as provided in Section 4.05. In the event that Borrower fails to reimburse any L/C Lender, through the Administrative Agent, for a demand for payment under a Letter of Credit by the second Business Day after the date of the applicable L/C Payment Notice (or the third Business Day thereafter if such L/C Payment Notice is received on a date that is not a Business Day or after 1:00 p.m., New York time on a Business Day), such L/C Lender shall promptly notify Administrative Agent of such failure by Borrower to so reimburse and of the amount of the demand for payment (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternate Currency). In the event that Borrower fails to either submit a Notice of Borrowing to Administrative Agent as provided above or reimburse such L/C Lender, through the Administrative Agent, for a demand for payment under a Letter of Credit by the second Business Day after the date of the applicable L/C Payment Notice (or the third Business Day thereafter if such L/C Payment Notice is received on a date that is not a Business Day or after 1:00 p.m., New York time, on a Business Day), Administrative Agent shall give each Revolving Lender prompt notice of the amount of the demand for payment (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternate Currency) including the interest therein owed by Borrower (the “Unreimbursed Amount”), specifying such Lender’s R/C Percentage thereof and requesting payment of such amount. (f) Each Revolving Lender (other than the applicable L/C Lender) shall pay to Administrative Agent for account of the applicable L/C Lender at the Principal Office in Dollars and in immediately available funds, an amount equal to such Revolving Lender’s R/C Percentage of the Unreimbursed Amount upon not less than one Business Day’s actual notice by Administrative Agent as described in Section 2.03(e) to such Revolving Lender requesting such payment and specifying such amount. Administrative Agent will promptly remit the funds so received to the applicable L/C Lender in Dollars. Each such Revolving Lender’s obligation to make such payments to Administrative Agent for the account of L/C Lender under this Section 2.03(f), and the applicable L/C Lender’s right to receive the same, shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including (i) the failure of any other Revolving Lender to make its payment under this Section 2.03(f), (ii) the financial condition of Borrower or the existence of any Default or (iii) the termination of the Commitments.

-56- Each such payment to any L/C Lender shall be made without any offset, abatement, withholding or reduction whatsoever. (g) Upon the making of each payment by a Revolving Lender, through the Administrative Agent, to an L/C Lender pursuant to Section 2.03(f) in respect of any Letter of Credit, such Revolving Lender shall, automatically and without any further action on the part of Administrative Agent, such L/C Lender or such Revolving Lender, acquire (i) a participation in an amount equal to such payment in the Reimbursement Obligation owing to such L/C Lender by Borrower hereunder and under the L/C Documents relating to such Letter of Credit and (ii) a participation equal to such Revolving Lender’s R/C Percentage in any interest or other amounts (such interest and other amounts expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternate Currency) (other than cost reimbursements) payable by Borrower hereunder and under such L/C Documents in respect of such Reimbursement Obligation. If any L/C Lender receives directly from or for the account of Borrower any payment in respect of any Reimbursement Obligation or any such interest or other amounts (including by way of setoff or application of proceeds of any collateral security), such L/C Lender shall promptly pay to Administrative Agent for the account of each Revolving Lender which has satisfied its obligations under Section 2.03(f), such Revolving Lender’s R/C Percentage of the Dollar Equivalent of such payment, each such payment by such L/C Lender to be made in Dollars. In the event any payment received by such L/C Lender and so paid to the Revolving Lenders hereunder is rescinded or must otherwise be returned by such L/C Lender, each Revolving Lender shall, upon the request of such L/C Lender (through Administrative Agent), repay to such L/C Lender (through Administrative Agent) the amount of such payment paid to such Revolving Lender, with interest at the rate specified in Section 2.03(j). (h) Borrower shall pay to Administrative Agent, for the account of each Revolving Lender, and with respect to each Tranche of Revolving Commitments, in respect of each Letter of Credit and each Tranche of Revolving Commitments for which such Revolving Lender has a L/C Liability, a letter of credit commission equal to (x) the rate per annum equal to the Applicable Margin for Revolving Loans of such Tranche made by such Revolving Lender that are LIBOR Loans in effect from time to time, multiplied by (y) the daily Dollar Equivalent of the Stated Amount of such Letter of Credit allocable to such Revolving Lender’s Revolving Commitments of such Tranche (such Dollar Equivalent to be determined in accordance with Section 1.05) for the period from and including the date of issuance of such Letter of Credit (i) in the case of a Letter of Credit which expires in accordance with its terms, to and including such expiration date and (ii) in the case of a Letter of Credit which is drawn in full or is otherwise terminated other than on the stated expiration date of such Letter of Credit, to and excluding the date such Letter of Credit is drawn in full or is terminated. Such commission will be non-refundable and is to be paid (1) quarterly in arrears on each Quarterly Date and (2) on each R/C Maturity Date. In addition, Borrower shall pay to each L/C Lender, for such L/C Lender's account a fronting fee with respect to each Letter of Credit (whether commercial or standby) at the rate of 0.125% per annum, computed on the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit, or increase thereof, on a quarterly basis in arrears. Such fronting fee shall be due and payable on each Quarterly Date in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the latest R/C Maturity Date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.07. In addition Borrower agrees to pay to each L/C Lender all charges, costs and expenses in the amounts customarily charged by such L/C Lender, from time to time in like circumstances, with respect to the issuance, amendment, transfer, payment of drawings, and other transactions relating thereto. (i) Upon the issuance of or amendment or modification to a Letter of Credit, the applicable L/C Lender shall promptly deliver to Administrative Agent and Borrower a written notice of such issuance, amendment or modification and such notice shall be accompanied by a copy of such Letter of Credit or the respective amendment or modification thereto, as the case may be. Promptly upon receipt of such notice, Administrative Agent shall deliver to each Revolving Lender a written notice regarding such issuance, amendment or modification, as the case may be, and, if so requested by a Revolving Lender, Administrative Agent shall deliver to such Revolving Lender a copy of such Letter of Credit or amendment or modification, as the case may be.

-57- (j) If and to the extent that any Revolving Lender fails to pay an amount required to be paid pursuant to Section 2.03(f) or 2.03(g) on the due date therefor, such Revolving Lender shall pay to the applicable L/C Lender (through Administrative Agent) interest on such amount with respect to each Tranche of Revolving Commitments held by such Revolving Lender for each day from and including such due date to but excluding the date such payment is made at a rate per annum equal to the Federal Funds Rate (as in effect from time to time) for the first three days and at the interest rate (in effect from time to time) applicable to Revolving Loans under such Tranche made by such Revolving Lender that are maintained as ABR Loans for each date thereafter. If any Revolving Lender holds Revolving Commitments of more than one Tranche and such Revolving Lender makes a partial payment of amounts due by it under Section 2.03(f) or 2.03(g), such partial payment shall be allocated pro rata to each Tranche based on the amount of Revolving Commitments of each Tranche held by such Revolving Lender. (k) The issuance by any L/C Lender of any amendment or modification to any Letter of Credit hereunder that would extend the expiry date or increase the Stated Amount thereof shall be subject to the same conditions applicable under this Section 2.03 to the issuance of new Letters of Credit, and no such amendment or modification shall be issued hereunder (i) unless either (x) the respective Letter of Credit affected thereby would have complied with such conditions had it originally been issued hereunder in such amended or modified form or (y) the Required Revolving Lenders (or other specified Revolving Lenders to the extent required by Section 13.04) shall have consented thereto or (ii) if the beneficiary of the Letter of Credit does not accept the proposed terms of the Letter of Credit. (l) Notwithstanding the foregoing, no L/C Lender shall be under any obligation to issue any Letter of Credit if at the time of such issuance, (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Lender from issuing the Letter of Credit, or any Law applicable to such L/C Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Lender shall prohibit, or request that such L/C Lender refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon such L/C Lender with respect to the Letter of Credit any restriction, reserve or capital requirement (for which such L/C Lender is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Lender any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such L/C Lender in good faith deems material to it or (ii) the issuance of the Letter of Credit would violate one or more policies of such L/C Lender applicable to letters of credit generally. (m) The obligations of Borrower under this Agreement and any L/C Document to reimburse any L/C Lender for a drawing under a Letter of Credit, and to repay any drawing under a Letter of Credit converted into Revolving Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other L/C Document under all circumstances, including the following: (i) any lack of validity or enforceability of this Agreement, any Credit Document or any L/C Document; (ii) the existence of any claim, setoff, defense or other right that Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), any L/C Lender or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C Documents or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit; or any defense based upon the failure of any drawing under a Letter of Credit to conform to the terms of the Letter of Credit or any non-application or misapplication by the beneficiary of the proceeds of such drawing;

-58- (iv) waiver by a L/C Lender of any requirement that exists for the L/C Lender’s protection and not the protection of Borrower or any waiver by the L/C Lender which does not in fact materially prejudice Borrower; (v) honor of a demand for payment presented electronically even if such Letter of Credit requires that demand be in the form of a draft; (vi) any payment made by a L/C Lender in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under such Letter of Credit if presentation after such date is authorized by the UCC, the ISP or the UCP, as applicable; (vii) any payment by a L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by a L/C Lender under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in- possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or (viii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, Borrower or a Guarantor. To the extent that any provision of any L/C Document is inconsistent with the provisions of this Section 2.03, the provisions of this Section 2.03 shall control. (n) On the last Business Day of each month, Borrower and each L/C Lender shall provide to Administrative Agent such information regarding the outstanding Letters of Credit as Administrative Agent shall reasonably request, in form and substance reasonably satisfactory to Administrative Agent (and in such standard electronic format as Administrative Agent shall reasonably specify), for purposes of Administrative Agent’s ongoing tracking and reporting of outstanding Letters of Credit. Administrative Agent shall maintain a record of all outstanding Letters of Credit based upon information provided by Borrower and the L/C Lenders pursuant to this Section 2.03(n), and such record of Administrative Agent shall, absent manifest error, be deemed a correct and conclusive record of all Letters of Credit outstanding from time to time hereunder. Notwithstanding the foregoing, if and to the extent Administrative Agent determines that there are one or more discrepancies between information provided by Borrower and any L/C Lender hereunder, Administrative Agent will notify Borrower and such L/C Lender thereof and Borrower and such L/C Lender shall endeavor to reconcile any such discrepancy. In addition to and without limiting the foregoing, with respect to commercial documentary Letters of Credit, on the first Business Day of each week the applicable L/C Lender shall deliver to Administrative Agent, by facsimile or electronic mail, a report detailing the daily outstanding commercial documentary Letters of Credit for the previous week for such Letters of Credit issued in Dollars and for such Letters of Credit issued in an Alternate Currency. (o) Each Lender and Borrower agree that, in paying any drawing under a Letter of Credit, the L/C Lender shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Lenders, the Administrative Agent, any of their respective Affiliates, directors, officers, employees, agents and advisors nor any correspondent, participant or assignee of any L/C Lender shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence, bad faith or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit. Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Lenders, the Administrative Agent, any of their respective Affiliates,

-59- directors, officers, employees, agents and advisors nor any correspondent, participant or assignee of the L/C Lenders shall be liable or responsible for any of the matters described in clauses (i) through (viii) of Section 2.03(m); provided, however, that anything in such clauses to the contrary notwithstanding, Borrower may have a claim against a L/C Lender, and a L/C Lender may be liable to Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by Borrower which Borrower proves were caused by such L/C Lender’s willful misconduct, bad faith or gross negligence or such L/C Lender’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Lenders may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Lenders shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. The L/C Lenders may send a Letter of Credit or conduct any communication to or from the beneficiary via the Society for Worldwide Interbank Financial Telecommunication (“SWIFT”) message or overnight courier, or any other commercially reasonable means of communicating with a beneficiary. (p) Unless otherwise expressly agreed by the applicable L/C Lender and Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the UCP shall apply to each commercial Letter of Credit. Notwithstanding the foregoing, the L/C Lenders shall not be responsible to Borrower for, and the L/C Lenders’ rights and remedies against Borrower shall not be impaired by, any action or inaction of the L/C Lenders required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the law or any order of a jurisdiction where such L/C Lender or the beneficiary is located, the practice stated in the ISP or UCP, as applicable, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade - International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice. (q) Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, Borrower shall be obligated to reimburse the applicable L/C Lender hereunder for any and all drawings under such Letter of Credit. Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of Borrower, and that Borrower’s business derives substantial benefits from the businesses of such Subsidiaries. (r) A Revolving Lender may become an additional L/C Lender hereunder with the approval of the Administrative Agent (such approval not to be unreasonably withheld or delayed), Borrower and such Revolving Lender, pursuant to an agreement with, and in form and substance reasonably satisfactory to, the Administrative Agent, Borrower and such Revolving Lender. The Administrative Agent shall notify the Revolving Lenders of any such additional L/C Lender. SECTION 2.04. Termination and Reductions of Commitment. (a) (i) In addition to any other mandatory commitment reductions pursuant to this Section 2.04, the aggregate amount of the Term Facility Commitments shall be automatically and permanently reduced by the amount of Term Facility Loans made in respect thereof from time to time. Notwithstanding any other provision of this Agreement, any outstanding Term Facility Commitments shall automatically terminate upon the earlier of (x) the Term Facility Commitments being fully funded pursuant to Section 2.01(b) and (y) at 5:00 p.m., New York City time, on the last Business Day of the Term Facility Availability Period. (ii) The aggregate amount of the Revolving Commitments of any Tranche shall be automatically and permanently reduced to zero on the R/C Maturity Date applicable to such Tranche, and the L/C Commitments shall be automatically and permanently reduced to zero on the last R/C Maturity Date.

-60- (b) Borrower shall have the right at any time or from time to time (without premium or penalty except breakage costs (if any) pursuant to Section 5.05) (i) so long as no Revolving Loans or L/C Liabilities will be outstanding as of the date specified for termination (after giving effect to all transactions occurring on such date), to terminate the Revolving Commitments in their entirety, (ii) to reduce the aggregate amount of the Unutilized R/C Commitments (which shall be pro rata among the Revolving Lenders), (iii) to reduce the aggregate amount of the unutilized Term Facility Commitments (which shall be pro rata among the Term Facility Lenders) and (iv) so long as the remaining Total Revolving Commitments will equal or exceed the aggregate amount of outstanding Revolving Loans and L/C Liabilities, to reduce the aggregate amount of the Revolving Commitments (which shall be pro rata among the Revolving Lenders); provided, however, that (x) Borrower shall give notice of each such termination or reduction as provided in Section 4.05, and (y) each partial reduction shall be in an aggregate amount at least equal to $5.0 million (or any whole multiple of $1.0 million in excess thereof) or, if less, the remaining Unutilized R/C Commitments or unutilized Term Facility Commitments, as applicable. (c) Any Commitment once terminated or reduced may not be reinstated. (d) Each reduction or termination of any of the Commitments applicable to any Tranche pursuant to this Section 2.04 shall be applied ratably among the Lenders with such a Commitment, as the case may be, in accordance with their respective Commitment, as applicable. SECTION 2.05. Fees. (a) Borrower shall pay to Administrative Agent for the account of each Revolving Lender (other than a Defaulting Lender), with respect to such Revolving Lender’s Revolving Commitments of each Tranche and for the account of each Term Facility Lender (other than a Defaulting Lender), with respect to such Term Facility Lender’s Term Facility Commitments, a commitment fee for the period from and including the Closing Date (or, following the conversion of any such Revolving Commitment into another Tranche, the applicable Extension Date) to but not including (x) for Revolving Commitments the earlier of (i) the date such Revolving Commitment is terminated or expires (or is modified to constitute another Tranche) and (ii) the R/C Maturity Date applicable to such Revolving Commitment, and (y) for Term Facility Commitments the date such Term Facility Commitment is terminated or expires, in each case, computed at a rate per annum equal to the Applicable Fee Percentage in respect of such Tranche in effect from time to time during such period on the actual daily amount of such Revolving Lender’s Unutilized R/C Commitment in respect of such Tranche or such Term Facility Lender’s unutilized Term Facility Commitment, as applicable. Notwithstanding anything to the contrary in the definition of “Unutilized R/C Commitments,” for purposes of determining Unutilized R/C Commitments in connection with computing commitment fees with respect to Revolving Commitments, a Revolving Commitment of a Revolving Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and L/C Liability of such Revolving Lender. Any accrued commitment fee under this Section 2.05(a) in respect of any Revolving Commitment or Term Facility Commitment shall be payable in arrears on each Quarterly Date and on the earlier of (i) the date the applicable Revolving Commitment is modified to constitute another Tranche or Term Facility Commitment is terminated or expires, as applicable, and (ii) for any Revolving Commitment, the R/C Maturity Date applicable to such Revolving Commitment and, for any Term Facility Commitment, the termination of the Term Facility Availability Period. (b) Borrower shall pay to Administrative Agent for its own account the administrative fee separately agreed to in the Fee Letter. (c) Borrower shall pay to Auction Manager for its own account, in connection with any Borrower Loan Purchase, such fees as may be agreed between Borrower and Auction Manager. SECTION 2.06. Lending Offices. The Loans of each Type made by each Lender shall be made and maintained at such Lender’s Applicable Lending Office for Loans of such Type. Each Lender may, at its option but subject to Section 5.06 as if such branch or Affiliate was deemed a “Lender” thereunder for purposes of documentation delivered to the Administrative Agent and payments required to be made to Borrower thereunder, make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect in any manner the obligation of Borrower to repay such Loan in accordance with the terms of this Agreement.

-61- SECTION 2.07. Several Obligations of Lenders. The failure of any Lender to make any Loan to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan on such date, but neither any Lender nor Administrative Agent shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender, and no Lender shall have any obligation to Administrative Agent or any other Lender for the failure by such Lender to make any Loan required to be made by such Lender. No Revolving Lender will be responsible for failure of any other Lender to fund its participation in Letters of Credit. SECTION 2.08. Notes; Register. (a) At the request of any Lender, its Loans of a particular Class shall be evidenced by a promissory note, payable to such Lender or its registered assigns and otherwise duly completed, substantially in the form of Exhibits A-1 and A-2 of such Lender’s Revolving Loans and Term Facility Loans, respectively; provided that any promissory notes issued in respect of Other Term Loans, Extended Term Loans or Extended Revolving Loans shall be in such form as mutually agreed by Borrower and Administrative Agent. (b) The date, amount, Type, interest rate and duration of the Interest Period (if applicable) of each Loan of each Class made by each Lender to Borrower and each payment made on account of the principal thereof, shall be recorded by such Lender or its registered assigns on its books and, prior to any transfer of any Note evidencing the Loans of such Class held by it, endorsed by such Lender (or its nominee) on the schedule attached to such Note or any continuation thereof; provided, however, that the failure of such Lender (or its nominee) to make any such recordation or endorsement or any error in such recordation or endorsement shall not affect the obligations of Borrower to make a payment when due of any amount owing hereunder or under such Note. (c) Borrower hereby designates Administrative Agent to serve as its nonfiduciary agent, solely for purposes of this Section 2.08, to maintain a register (the “Register”) on which it will record the name and address of each Lender, the Commitment from time to time of each of the Lenders, the principal and interest amounts of the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation or any error in such recordation shall not affect Borrower’s obligations in respect of such Loans. The entries in the Register shall be conclusive of the information noted therein (absent manifest error), and the parties hereto shall treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of the Credit Documents, notwithstanding any notice to the contrary. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. No assignment shall be effective unless recorded in the Register; provided that Administrative Agent agrees to record in the Register any assignment entered into pursuant to the term hereof promptly after the effectiveness of such assignment. SECTION 2.09. Optional Prepayments and Conversions or Continuations of Loans. (a) Subject to Section 4.04, Borrower shall have the right to prepay Loans (without premium or penalty), or to convert Loans of one Type into Loans of another Type or to continue Loans of one Type as Loans of the same Type, at any time or from time to time. Borrower shall give Administrative Agent notice of each such prepayment, conversion or continuation as provided in Section 4.05 (and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable hereunder; provided that Borrower may make any such notice conditional upon the occurrence of a Person’s acquisition or sale or any incurrence of indebtedness or issuance of Equity Interests). Each Notice of Continuation/Conversion shall be substantially in the form of Exhibit C. If LIBOR Loans are prepaid or converted other than on the last day of an Interest Period therefor, Borrower shall at such time pay all expenses and costs required by Section 5.05. Notwithstanding the foregoing, and without limiting the rights and remedies of the Lenders under Article XI, in the event that any Event of Default shall have occurred and be continuing, Administrative Agent may (and, at the request of the Required Lenders, shall), upon written notice to Borrower, have the right to suspend the right of Borrower to convert any Loan into a LIBOR Loan, or to continue any Loan as a LIBOR Loan, in which event all Loans shall be converted (on the last day(s) of the respective Interest Periods therefor) or continued, as the case may be, as ABR Loans. (b) Application.

-62- (i) The amount of any optional prepayments described in Section 2.09(a) shall be applied to prepay Loans outstanding in order of amortization, in amounts and to Tranches, all as determined by Borrower. (ii) In addition to the foregoing, following the earlier of the Wynn Las Vegas Reorganization and the Wynn Massachusetts Project Opening Date and provided that (I) prior to the Initial Test Date, the Consolidated Senior Secured Net Leverage Ratio is less than 2.50 to 1.00 on a Pro Forma Basis (calculated assuming all amounts offered pursuant to this clause (b)(ii) were accepted as prepayment for the Loans and applied thereto) as of the most recent Calculation Date and (II) from and after the Initial Test Date, Borrower shall be in compliance on a Pro Forma Basis with the Financial Maintenance Covenant (whether or not then in effect) (calculated assuming all amounts offered pursuant to this clause (b)(ii) were accepted as prepayment for the Loans and applied thereto) as of the most recent Calculation Date, Borrower shall have the right to elect to offer to prepay at par the Loans pro rata to the Term Facility Loans, the Extended Term Loans and the Other Term Loans then outstanding and apply any amounts rejected for such prepayment to repurchase, prepay, redeem, retire, acquire, defease or cancel Indebtedness or make Restricted Payments notwithstanding any then applicable limitations set forth in Section 10.09 or 10.06, respectively. If Borrower makes such an election, it shall provide notice thereof to Administrative Agent, who shall promptly, and in any event within one Business Day of receipt, provide such notice to the holders of the Term Loans. Any such notice shall specify the aggregate amount offered to prepay the Term Loans. Each holder of a Term Facility Loan, an Other Term Loan or an Extended Term Loan may elect, in its sole discretion, to reject such prepayment offer with respect to an amount equal to or less than (w) with respect to holders of Term Facility Loans, an amount equal to the aggregate amount so offered to prepay Term Facility Loans times a fraction, the numerator of which is the principal amount of Term Facility Loans owed to such holder and the denominator of which is the principal amount of Term Facility Loans outstanding, (x) with respect to holders of Other Term Loans, an amount equal to the aggregate amount so offered to prepay Other Term Loans times a fraction, the numerator of which is the principal amount of Other Term Loans owed to such holder and the denominator of which is the principal amount of Other Term Loans outstanding and (y) with respect to holders of Extended Term Loans, an amount equal to the aggregate amount so offered to prepay Extended Term Loans times a fraction, the numerator of which is the principal amount of Extended Term Loans owed to such holder and the denominator of which is the principal amount of Extended Term Loans outstanding. Any rejection of such offer must be evidenced by written notice delivered to Administrative Agent within five Business Days of receipt of the offer for prepayment, specifying an amount of such prepayment offer rejected by such holder, if any. Failure to give such notice will constitute an election to accept such offer. Any portion of such prepayment offer so accepted will be used to prepay the Term Loans held by the applicable holders within ten Business Days of the date of receipt of the offer to prepay. Any portion of such prepayment rejected may be used by Borrower and its Restricted Subsidiaries to repurchase, prepay, redeem, retire, acquire, defease or cancel Indebtedness or make Restricted Payments notwithstanding any then applicable limitations set forth in Section 10.09 or 10.06, respectively. SECTION 2.10. Mandatory Prepayments. (a) Borrower shall prepay the Loans as follows (each such prepayment to be effected in each case in the manner, order and to the extent specified in Section 2.10(b) below): (i) Casualty Events. Within five (5) Business Days after Borrower or any Restricted Subsidiary receives any Net Available Proceeds from any Casualty Event or any disposition pursuant to Section 10.05(l) (or notice of collection by Administrative Agent of the same), in an aggregate principal amount equal to 100% of such Net Available Proceeds (it being understood that applications pursuant to this Section 2.10(a)(i) shall not be duplicative of Section 2.10(a)(iii) below); provided, however, that: (x) if no Event of Default then exists or would arise therefrom, the Net Available Proceeds thereof shall not be required to be so applied on such date to the extent that Borrower delivers an Officer’s Certificate to Administrative Agent stating that an amount equal to such proceeds is intended to be used to fund the acquisition of Property used or usable in the business

-63- of any Credit Party or repair, replace or restore the Property or other Property used or usable in the business of any Credit Party (in accordance with the provisions of the applicable Security Document in respect of which such Casualty Event has occurred, to the extent applicable), in each case within (A) twelve (12) months following receipt of such Net Available Proceeds or (B) if Borrower or the relevant Restricted Subsidiary enters into a legally binding commitment to reinvest such Net Available Proceeds within twelve (12) months following receipt thereof, within the later of (1) one hundred and eighty (180) days following the date of such legally binding commitment and (2) twelve (12) months following receipt of such Net Available Proceeds, and (y) if all or any portion of such Net Available Proceeds not required to be applied to the prepayment of Loans pursuant to this Section 2.10(a)(i) is not so used within the period specified by clause (x) above, such remaining portion shall be applied on the last day of such period as specified in Section 2.10(b). Notwithstanding the foregoing provisions of this Section 2.10(a)(i) or otherwise, no mandatory prepayment shall be required pursuant to this Section 2.10(a)(i) in any fiscal year until the date on which the Net Available Proceeds required to be applied as mandatory prepayments pursuant to this Section 2.10(a)(i) in such fiscal year shall exceed $15.0 million (and thereafter only Net Available Proceeds in excess of such amount shall be required to be applied as mandatory prepayments pursuant to this Section 2.10(a)(i)). (ii) Debt Issuance. Within five (5) Business Days after any Debt Issuance on or after the Closing Date, in an aggregate principal amount equal to 100% of the Net Available Proceeds of such Debt Issuance. (iii) Asset Sales. Within five (5) Business Days after receipt by Borrower or any of its Restricted Subsidiaries of any Net Available Proceeds from any Asset Sale pursuant to Section 10.05(c), in an aggregate principal amount equal to 100% of the Net Available Proceeds from such Asset Sale (it being understood that applications pursuant to this Section 2.10(a)(iii) shall not be duplicative of Section 2.10(a)(i) above); provided, however, that: (x) an amount equal to the Net Available Proceeds from any Asset Sale pursuant to Section 10.05(c) shall not be required to be applied as provided above on such date if (1) no Event of Default then exists or would arise therefrom and (2) Borrower delivers an Officer’s Certificate to Administrative Agent stating that an amount equal to such Net Available Proceeds is intended to be reinvested, directly or indirectly, in assets (which may be pursuant to an acquisition of Equity Interests of a Person that directly or indirectly owns such assets) otherwise permitted under this Agreement of (A) if such Asset Sale was effected by any Credit Party, any Credit Party, and (B) if such Asset Sale was effected by any other Company, any Company, in each case within (x) twelve (12) months following receipt of such Net Available Proceeds or (y) if Borrower or the relevant Restricted Subsidiary enters into a legally binding commitment to reinvest such Net Available Proceeds within twelve (12) months following receipt thereof, within the later of (A) one hundred and eighty (180) days following the date of such legally binding commitment and (B) twelve (12) months following receipt of such Net Available Proceeds (which certificate shall set forth the estimates of the proceeds to be so expended); and (y) if all or any portion of such Net Available Proceeds is not reinvested in assets in accordance with the Officer’s Certificate referred to in clause (x) above within the period specified by clause (x) above, such remaining portion shall be applied on the last day of such period as specified in Section 2.10(b). Notwithstanding the foregoing provisions of this Section 2.10(a)(iii) or otherwise, no mandatory prepayment shall be required pursuant to this Section 2.10(a)(iii) in any fiscal year until the date on which the Net Available Proceeds required to be applied as mandatory prepayments pursuant to this Section 2.10(a)(iii) in such fiscal year shall exceed $15.0 million (and thereafter only Net Available Proceeds in

-64- excess of such amount shall be required be applied as mandatory prepayments pursuant to this Section 2.10(a)(iii)). (iv) Prepayments Not Required. Notwithstanding any other provisions of this Section 2.10(a), to the extent that any of or all the Net Available Proceeds of any Asset Sale or Casualty Event with respect to any property or assets of Foreign Subsidiaries are prohibited or delayed by applicable local law from being repatriated to the United States, the portion of such Net Available Proceeds so affected will not be required to be applied to repay Term Loans at the times provided in this Section 2.10(a) but may be retained by the applicable Foreign Subsidiary so long as applicable local law does not permit repatriation to the United States (Borrower hereby agreeing to cause the applicable Foreign Subsidiary to promptly take all commercially reasonable actions required by the applicable local law to permit such repatriation), and once such repatriation of any of such affected Net Available Proceeds is permitted under the applicable local law, any such Net Available Proceeds shall be reinvested pursuant to Section 2.10(a)(i) or (iii), as applicable, or applied pursuant to Section 2.10(b) within five (5) Business Days of such repatriation. To the extent Borrower determines in good faith that repatriation of any of or all the Net Available Proceeds of any Asset Sale or Casualty Event with respect to any property or assets of Foreign Subsidiaries would have a material adverse tax costs or consequences to Borrower or any of its Subsidiaries, such Net Available Proceeds so affected may be retained by the applicable Foreign Subsidiary; provided that, on or before the date on which the Net Available Proceeds so retained would otherwise have been required to be applied to reinvestments or prepayments pursuant to Section 2.10(a)(i) or (iii), as applicable, unless previously repatriated (in which case, any such Net Available Proceeds shall be reinvested pursuant to Section 2.10(a)(i) or (iii), as applicable, or applied pursuant to Section 2.10(b) within five (5) Business Days of such repatriation), (A) Borrower shall apply an amount equal to such Net Available Proceeds to such reinvestments or prepayments as if such Net Available Proceeds had been received by Borrower rather than such Foreign Subsidiary, minus, the amount of additional taxes that would have been payable or reserved against if such Net Available Proceeds had been repatriated (or, if less, the Net Available Proceeds that would be calculated if received by such Foreign Subsidiary) pursuant to Section 2.10(b) or (B) such Net Available Proceeds shall be applied to the repayment of Indebtedness of a Foreign Subsidiary. (v) Prepayments of Other First Lien Indebtedness. Notwithstanding the foregoing provisions of Section 2.10(a)(i), (ii), (iii) or otherwise, any Net Available Proceeds from any such Casualty Event, Debt Issuance or Asset Sale otherwise required to be applied to prepay the Loans may, at Borrower’s option, be applied to prepay the principal amount of Other First Lien Indebtedness only to (and not in excess of) the extent to which a mandatory prepayment in respect of such Casualty Event, Debt Issuance or Asset Sale is required under the terms of such Other First Lien Indebtedness (with any remaining Net Available Proceeds applied to prepay outstanding Loans in accordance with the terms hereof), unless such application would result in the holders of Other First Lien Indebtedness receiving in excess of their pro rata share (determined on the basis of the aggregate outstanding principal amount of Term Loans and Other First Lien Indebtedness at such time) of such Net Available Proceeds relative to Lenders, in which case such Net Available Proceeds may only be applied to prepay the principal amount of Other First Lien Indebtedness on a pro rata basis with outstanding Term Loans. To the extent the holders of Other First Lien Indebtedness decline to have such indebtedness repurchased, repaid or prepaid with any such Net Available Proceeds, the declined amount of such Net Available Proceeds shall promptly (and, in any event, within ten (10) Business Days after the date of such rejection) be applied to prepay Loans in accordance with the terms hereof (to the extent such Net Available Proceeds would otherwise have been required to be applied if such Other First Lien Indebtedness was not then outstanding). Any such application to Other First Lien Indebtedness shall reduce any prepayments otherwise required hereunder by an equivalent amount. (b) Application. The amount of any required prepayments described in Section 2.10(a) shall be applied to prepay Loans as follows: (i) First, to the reduction of Amortization Payments on the Term Loans required by Sections 3.01(b) and 3.01(c) and, in the case of the Term Facilities, to the remaining principal installments with respect thereto in direct order of maturity over the next succeeding four (4) quarterly installments and,

-65- thereafter, on a pro rata basis; provided that, each such prepayment shall, subject to the last paragraph of this Section 2.10(b), be applied to such Term Loans that are ABR Loans to the fullest extent thereof before application to Loans that are LIBOR Loans, and such prepayments of LIBOR Loans shall be applied in a manner that minimizes the amount of any payments required to be made by Borrower pursuant to Section 5.05; (ii) Second, after such time as no Term Loans or Permitted First Priority Refinancing Debt remain outstanding, to prepay all outstanding Revolving Loans (in each case, without any reduction in Revolving Commitments); and (iii) Third, after application of prepayments in accordance with clauses (i) and (ii) above, Borrower shall be permitted to retain any such remaining excess. Notwithstanding the foregoing, any Term Facility Lender may elect, by written notice to Administrative Agent at least one (1) Business Day prior to the prepayment date, to decline all or any portion of any prepayment of its Term Loans, pursuant to this Section 2.10, in which case the aggregate amount of the prepayment that would have been applied to prepay such Term Loans, but was so declined shall be ratably offered to each Term Facility Lender that initially accepted such prepayment. Any such re-offered amounts rejected by such Lenders shall be retained by Borrower (any such retained amounts, “Declined Amounts”). Notwithstanding the foregoing, if the amount of any prepayment of Loans required under this Section 2.10 shall be in excess of the amount of the ABR Loans at the time outstanding, only the portion of the amount of such prepayment as is equal to the amount of such outstanding ABR Loans shall be immediately prepaid and, at the election of Borrower, the balance of such required prepayment shall be either (i) deposited in the Collateral Account and applied to the prepayment of LIBOR Loans on the last day of the then next-expiring Interest Period for LIBOR Loans (with all interest accruing thereon for the account of Borrower) or (ii) prepaid immediately, together with any amounts owing to the Lenders under Section 5.05. Notwithstanding any such deposit in the Collateral Account, interest shall continue to accrue on such Loans until prepayment. (c) Revolving Credit Extension Reductions. Until the final R/C Maturity Date, Borrower shall from time to time immediately prepay the Revolving Loans (and/or provide Cash Collateral in an amount equal to the Minimum Collateral Amount for, or otherwise backstop (with a letter of credit on customary terms reasonably acceptable to the applicable L/C Lender and the Administrative Agent), outstanding L/C Liabilities) in such amounts as shall be necessary (I) so that at all times (a) the aggregate outstanding amount of thFe Revolving Loans, plus, the aggregate outstanding L/C Liabilities shall not exceed the Total Revolving Commitments as in effect at such time and (b) the aggregate outstanding amount of the Revolving Loans of any Tranche allocable to such Tranche, plus the aggregate outstanding L/C Liabilities under such Tranche shall not exceed the aggregate Revolving Commitments of such Tranche as in effect at such time and (II) to comply with Section 7.02(a)(iii). (d) Outstanding Letters of Credit. If any Letter of Credit is outstanding on the 30th day prior to the next succeeding R/C Maturity Date which has an expiry date later than the third Business Day preceding such R/C Maturity Date (or which, pursuant to its terms, may be extended to a date later than the third Business Day preceding such R/C Maturity Date), then (i) if one or more Tranches of Revolving Commitments with a R/C Maturity Date after such R/C Maturity Date are then in effect, such Letters of Credit shall automatically be deemed to have been issued (including for purposes of the obligations of the Lenders with Revolving Commitments to purchase participations therein and to make Revolving Loans and payments in respect thereof and the commissions applicable thereto), effective as of such R/C Maturity Date, solely under (and ratably participated by Revolving Lenders pursuant to) the Revolving Commitments in respect of such non-terminating Tranches of Revolving Commitments, if any, up to an aggregate amount not to exceed the aggregate principal amount of the unutilized Revolving Commitments thereunder at such time, and (ii) to the extent not capable of being reallocated pursuant to clause (i) above, Borrower shall, on such 30th day (or on such later day as such Letters of Credit become incapable of being reallocated pursuant to clause (i) above due to the termination, reduction or utilization of any relevant Revolving Commitments), either (x) Cash Collateralize all such Letters of Credit in an amount not less than the Minimum Collateral Amount with respect to such Letters of Credit (it being understood that such Cash Collateral shall be released to the extent that the aggregate Stated Amount of such Letters of Credit is reduced upon the

-66- expiration or termination of such Letters of Credit, so that the Cash Collateral shall not exceed the Minimum Collateral Amount with respect to such Letters of Credit outstanding at any particular time) or (y) deliver to the applicable L/C Lender a standby letter of credit (other than a Letter of Credit) in favor of such L/C Lender in a stated amount not less than the Minimum Collateral Amount with respect to such Letters of Credit, which standby letter of credit shall be in form and substance, and issued by a financially sound financial institution, reasonably acceptable to such L/C Lender and the Administrative Agent. Except to the extent of reallocations of participations pursuant to clause (i) above, the occurrence of a R/C Maturity Date shall have no effect upon (and shall not diminish) the percentage participations of the Revolving Lenders of the relevant Tranche in any Letter of Credit issued before such R/C Maturity Date. For the avoidance of doubt, the parties hereto agree that upon the occurrence of any reallocations of participations pursuant to clause (i) above and, if necessary, the taking of the actions in described clause (ii) above, all participations in Letters of Credit under the terminated Revolving Commitments shall terminate. SECTION 2.11. Replacement of Lenders. (a) Borrower shall have the right to replace any Lender (the “Replaced Lender”) with one or more other Eligible Assignees (collectively, the “Replacement Lender”), if (x) such Lender is charging Borrower increased costs pursuant to Section 5.01 or 5.06 or such Lender becomes incapable of making LIBOR Loans as provided in Section 5.03 when other Lenders are generally able to do so, (y) such Lender is a Defaulting Lender or (z) such Lender is subject to Disqualification (and such Lender is notified by Borrower and Administrative Agent in writing of such Disqualification); provided, however, that (i) at the time of any such replacement, the Replacement Lender shall enter into one or more Assignment Agreements (and with all fees payable pursuant to Section 13.05(b) to be paid by the Replacement Lender or Borrower) pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Loans of, and in each case L/C Interests of, the Replaced Lender (or if the Replaced Lender is being replaced as a result of being a Defaulting Lender, then the Replacement Lender shall acquire all Revolving Commitments, Revolving Loans and L/C Interests of such Replaced Lender under one or more Tranches of Revolving Commitments or, at the option of Borrower and such Replacement Lender, all other Loans and Commitments held by such Defaulting Lender), (ii) at the time of any such replacement, the Replaced Lender shall receive an amount equal to the sum of (A) the principal of, and all accrued interest on, all outstanding Loans of such Lender (other than any Loans not being acquired by a Replacement Lender), (B) all Reimbursement Obligations (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternate Currency) owing to such Lender, together with all then unpaid interest with respect thereto at such time, in the event Revolving Loans or Revolving Commitments owing to such Lender are being repaid and terminated or acquired, as the case may be, and (C) all accrued, but theretofore unpaid, fees owing to the Lender pursuant to Section 2.05 with respect to the Loans being assigned, as the case may be and (iii) all obligations of Borrower owing to such Replaced Lender (other than those specifically described in clause (i) above in respect of Replaced Lenders for which the assignment purchase price has been, or is concurrently being, paid, and other than those relating to Loans or Commitments not being acquired by a Replacement Lender, but including any amounts which would be paid to a Lender pursuant to Section 5.05 if Borrower were prepaying a LIBOR Loan), as applicable, shall be paid in full to such Replaced Lender, as applicable, concurrently with such replacement, as the case may be. Upon the execution of the respective Assignment Agreement, the payment of amounts referred to in clauses (i), (ii) and (iii) above, as applicable, the receipt of any consents that would be required for an assignment of the subject Loans and Commitments to such Replacement Lender in accordance with Section 13.05, the Replacement Lender, if any, shall become a Lender hereunder and the Replaced Lender, as applicable, shall cease to constitute a Lender hereunder and be released of all its obligations as a Lender, except with respect to indemnification provisions applicable to such Lender under this Agreement, which shall survive as to such Lender and, in the case of any Replaced Lender, except with respect to Loans, Commitments and L/C Interests of such Replaced Lender not being acquired by the Replacement Lender; provided, that if the applicable Replaced Lender does not execute the Assignment Agreement within three (3) Business Days after Borrower’s request, execution of such Assignment Agreement by the Replaced Lender shall not be required to effect such assignment. (b) If any Lender is subject to a Disqualification (and such Lender is notified by Borrower and Administrative Agent in writing of such Disqualification), Borrower shall have the right to replace such Lender with a Replacement Lender in accordance with Section 2.11(a) or prepay the Loans held by such Lender, in each case, in accordance with any applicable provisions of Section 2.11(a), even if a Default or an Event of Default exists

-67- (notwithstanding anything contained in such Section 2.11(a) to the contrary). Any such prepayment shall be deemed an optional prepayment, as set forth in Section 2.09 and shall not be required to be made on a pro rata basis with respect to Loans of the same Tranche as the Loans held by such Lender. Notice to such Lender shall be given at least ten (10) days before the required date of transfer or prepayment (unless a shorter period is required by any Requirement of Law), as the case may be, and shall be accompanied by evidence demonstrating that such transfer or redemption is required pursuant to Gaming Laws. Upon receipt of a notice in accordance with the foregoing, the Replaced Lender shall cooperate with Borrower in effectuating the required transfer or prepayment within the time period set forth in such notice, not to be less than the minimum notice period set forth in the foregoing sentence (unless a shorter period is required under any Requirement of Law). Further, if the transfer or prepayment is triggered by notice from the Gaming Authority that the Lender is disqualified, commencing on the date the Gaming Authority provides the disqualification notice to Borrower, to the extent prohibited by law: (i) such Lender shall no longer receive any interest on the Loans; (ii) such Lender shall no longer exercise, directly or through any trustee or nominee, any right conferred by the Loans; and (iii) such Lender shall not receive any remuneration in any form from Borrower for services or otherwise in respect of the Loans. SECTION 2.12. [Reserved]. SECTION 2.13. Extensions of Loans and Commitments. (a) Borrower may, at any time request that all or a portion of the Term Loans of any Tranche (an “Existing Term Loan Tranche”) be modified to constitute another Tranche of Term Loans in order to extend the scheduled final maturity date thereof (any such Term Loans which have been so modified, “Extended Term Loans”) and to provide for other terms consistent with this Section 2.13. In order to establish any Extended Term Loans, Borrower shall provide a notice to Administrative Agent (who shall provide a copy of such notice to each of the Lenders of the applicable Existing Term Loan Tranche) (a “Term Loan Extension Request”) setting forth the proposed terms of the Extended Term Loans to be established, which terms shall be identical to those applicable to the Term Loans of the Existing Term Loan Tranche from which they are to be modified except (i) the scheduled final maturity date shall be extended to the date set forth in the applicable Extension Amendment and the amortization shall be as set forth in the Extension Amendment, (ii) (A) the Applicable Margins with respect to the Extended Term Loans may be higher or lower than the Applicable Margins for the Term Loans of such Existing Term Loan Tranche and/or (B) additional fees (including prepayment or termination premiums) may be payable to the Lenders providing such Extended Term Loans in addition to or in lieu of any increased Applicable Margins contemplated by the preceding clause (A), in each case, to the extent provided in the applicable Extension Amendment, (iii) any Extended Term Loans may participate on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis) in any optional or mandatory prepayments or prepayment of Term Loans hereunder in each case as specified in the respective Term Loan Extension Request, (iv) the final maturity date and the scheduled amortization applicable to the Extended Term Loans shall be set forth in the applicable Extension Amendment and the scheduled amortization of such Existing Term Loan Tranche shall be adjusted to reflect the amortization schedule (including the principal amounts payable pursuant thereto) in respect of the Term Loans under such Existing Term Loan Tranche that have been extended as Extended Term Loans as set forth in the applicable Extension Amendment; provided, however, that the Weighted Average Life to Maturity of such Extended Term Loans shall be no shorter than the Weighted Average Life to Maturity of the Term Loans of such Existing Term Loan Tranche and (v) the covenants set forth in Section 10.08 may be modified in a manner acceptable to Borrower, Administrative Agent and the Lenders party to the applicable Extension Amendment, such modifications to become effective only after the Final Maturity Date in effect immediately prior to giving effect to such Extension Amendment (it being understood that each Lender providing Extended Term Loans, by executing an Extension Amendment, agrees to be bound by such provisions and waives any inconsistent provisions set forth in Section 4.02, 4.07(b) or 13.04). Except as provided above, each Lender holding Extended Term Loans shall be entitled to all the benefits afforded by this Agreement (including, without limitation, the provisions set forth in Section 2.09(b) and 2.10(b) applicable to Term Loans) and the other Credit Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Security Documents. The Credit Parties shall take any actions reasonably required by Administrative Agent to ensure and/or demonstrate that the Lien and security interests granted by the Security Documents continue to secure all the Obligations and continue to be perfected under the UCC or otherwise after giving effect to the extension of any Term Loans, including, without limitation, the procurement of title insurance endorsements reasonably requested by and satisfactory to the

-68- Administrative Agent. No Lender shall have any obligation to agree to have any of its Term Loans of any Existing Term Loan Tranche modified to constitute Extended Term Loans pursuant to any Term Loan Extension Request. Any Extended Term Loans of any Extension Tranche shall constitute a separate Tranche and Class of Term Loans from the Existing Term Loan Tranche from which they were modified. (b) Borrower may, at any time request that all or a portion of the Revolving Commitments of any Tranche (an “Existing Revolving Tranche” and any related Revolving Loans thereunder, “Existing Revolving Loans”) be modified to constitute another Tranche of Revolving Commitments in order to extend the termination date thereof (any such Revolving Commitments which have been so modified, “Extended Revolving Commitments” and any related Revolving Loans, “Extended Revolving Loans”) and to provide for other terms consistent with this Section 2.13. In order to establish any Extended Revolving Commitments, Borrower shall provide a notice to Administrative Agent (who shall provide a copy of such notice to each of the Lenders of the applicable Existing Revolving Tranche) (a “Revolving Extension Request”) setting forth the proposed terms of the Extended Revolving Commitments to be established, which terms shall be identical to those applicable to the Revolving Commitments of the Existing Revolving Tranche from which they are to be modified except (i) the scheduled termination date of the Extended Revolving Commitments and the related scheduled maturity date of the related Extended Revolving Loans shall be extended to the date set forth in the applicable Extension Amendment, (ii) (A) the Applicable Margins with respect to the Extended Revolving Loans may be higher or lower than the Applicable Margins for the Revolving Loans of such Existing Revolving Tranche and/or (B) additional fees may be payable to the Lenders providing such Extended Revolving Commitments in addition to or in lieu of any increased Applicable Margins contemplated by the preceding clause (A), in each case, to the extent provided in the applicable Extension Amendment, (iii) the Applicable Fee Percentage with respect to the Extended Revolving Commitments may be higher or lower than the Applicable Fee Percentage for the Revolving Commitments of such Existing Revolving Tranche and (iv) the covenants set forth in Section 10.08 may be modified in a manner acceptable to Borrower, Administrative Agent and the Lenders party to the applicable Extension Amendment, such modifications to become effective only after the Final Maturity Date in effect immediately prior to giving effect to such Extension Amendment (it being understood that each Lender providing Extended Revolving Commitments, by executing an Extension Amendment, agrees to be bound by such provisions and waives any inconsistent provisions set forth in Section 4.02, 4.07(b) or 13.04). Except as provided above, each Lender holding Extended Revolving Commitments shall be entitled to all the benefits afforded by this Agreement (including, without limitation, the provisions set forth in Sections 2.09(b) and 2.10(b) applicable to existing Revolving Loans) and the other Credit Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Security Documents. The Credit Parties shall take any actions reasonably required by Administrative Agent to ensure and/or demonstrate that the Lien and security interests granted by the Security Documents continue to secure all the Obligations and continue to be perfected under the UCC or otherwise after giving effect to the extension of any Revolving Commitments, including, without limitation, the procurement of title insurance endorsements reasonably requested by and satisfactory to the Administrative Agent. No Lender shall have any obligation to agree to have any of its Revolving Commitments of any Existing Revolving Tranche modified to constitute Extended Revolving Commitments pursuant to any Revolving Extension Request. Any Extended Revolving Commitments of any Extension Tranche shall constitute a separate Tranche and Class of Revolving Commitments from the Existing Revolving Tranche from which they were modified. If, on any Extension Date, any Revolving Loans of any Extending Lender are outstanding under the applicable Existing Revolving Tranche, such Revolving Loans (and any related participations) shall be deemed to be allocated as Extended Revolving Loans (and related participations) and Existing Revolving Loans (and related participations) in the same proportion as such Extending Lender’s Extended Revolving Commitments bear to its remaining Revolving Commitments of the Existing Revolving Tranche. (c) Borrower shall provide the applicable Extension Request at least five (5) Business Days prior to the date on which Lenders under the Existing Tranche are requested to respond (or such shorter period as is agreed to by Administrative Agent in its sole discretion). Any Lender (an “Extending Lender”) wishing to have all or a portion of its Term Loans or Revolving Commitments of the Existing Tranche subject to such Extension Request modified to constitute Extended Term Loans or Extended Revolving Commitments, as applicable, shall notify Administrative Agent (an “Extension Election”) on or prior to the date specified in such Extension Request of the amount of its Term Loans or Revolving Commitments of the Existing Tranche that it has elected to modify to constitute Extended Term Loans or Extended Revolving Commitments, as applicable. In the event that the aggregate amount of Term Loans or Revolving Commitments of the Existing Tranche subject to Extension Elections

-69- exceeds the amount of Extended Term Loans or Extended Revolving Commitments, as applicable, requested pursuant to the Extension Request, Term Loans or Revolving Commitments subject to such Extension Elections shall be modified to constitute Extended Term Loans or Extended Revolving Commitments, as applicable, on a pro rata basis based on the amount of Term Loans or Revolving Commitments included in such Extension Elections. Borrower shall have the right to withdraw any Extension Request upon written notice to Administrative Agent in the event that the aggregate amount of Term Loans or Revolving Commitments of the Existing Tranche subject to such Extension Request is less than the amount of Extended Term Loans or Extended Revolving Commitments, as applicable, requested pursuant to such Extension Request. (d) Extended Term Loans or Extended Revolving Commitments, as applicable, shall be established pursuant to an amendment (an “Extension Amendment”) to this Agreement (which shall be substantially in the form of Exhibit P or Exhibit Q to this Agreement, as applicable, or, in each case, such other form as is reasonably acceptable to Administrative Agent). Each Extension Amendment shall be executed by Borrower, Administrative Agent and the Extending Lenders (it being understood that such Extension Amendment shall not require the consent of any Lender other than (A) the Extending Lenders with respect to the Extended Term Loans or Extended Revolving Commitments, as applicable, established thereby and (B) with respect to any extension of the Revolving Commitments that results in an extension of an L/C Lender’s obligations with respect to Letters of Credit, the consent of such L/C Lender). An Extension Amendment may, subject to Sections 2.13(a) and (b), without the consent of any other Lenders, effect such amendments to this Agreement and the other Credit Documents as may be necessary or advisable, in the reasonable opinion of Administrative Agent and Borrower, to effect the provisions of this Section 2.13 (including, without limitation, (A) amendments to Section 2.04(b)(iii) and Section 2.09(b)(i) to permit reductions of Tranches of Revolving Commitments (and prepayments of the related Revolving Loans) with an R/C Maturity Date prior to the R/C Maturity Date applicable to a Tranche of Extended Revolving Commitments without a concurrent reduction of such Tranche of Extended Revolving Commitments and (B) such other technical amendments as may be necessary or advisable, in the reasonable opinion of Administrative Agent and Borrower, to give effect to the terms and provisions of any Extended Term Loans or Extended Revolving Commitments, as applicable). SECTION 2.14. Defaulting Lender Provisions. (a) Notwithstanding anything to the contrary in this Agreement, if a Lender becomes, and during the period it remains, a Defaulting Lender, the following provisions shall apply: (i) the L/C Liabilities of such Defaulting Lender will, subject to the limitation in the first proviso below, automatically be reallocated (effective on the day such Lender becomes a Defaulting Lender) among the Non-Defaulting Lenders pro rata in accordance with their respective Revolving Commitments; provided that (i) the sum of each Non-Defaulting Lender’s total Revolving Exposure may not in any event exceed the Revolving Commitment of such Non-Defaulting Lender as in effect at the time of such reallocation, (ii) neither such reallocation nor any payment by a Non-Defaulting Lender pursuant thereto will constitute a waiver or release of any claim Borrower, Administrative Agent, any L/C Lender or any other Lender may have against such Defaulting Lender or cause such Defaulting Lender to be a Non- Defaulting Lender and (iii) no Event of Default shall exist and be continuing at the time of such reallocation (and, unless Borrower shall have otherwise notified the Administrative Agent at such time, Borrower shall be deemed to have represented and warranted that no Event of Default exists and is continuing at such time); (ii) to the extent that any portion (the “un-reallocated portion”) of the Defaulting Lender’s L/C Liabilities cannot be so reallocated, whether by reason of the first proviso in clause (a) above or otherwise, Borrower will, not later than three (3) Business Days after demand by Administrative Agent (at the direction of any L/C Lender), (i) Cash Collateralize the obligations of Borrower to the L/C Lender in respect of such L/C Liabilities, in an amount at least equal to the aggregate amount of the un-reallocated portion of such L/C Liabilities, or (ii) make other arrangements satisfactory to Administrative Agent, and to the applicable L/C Lender, as the case may be, in their sole discretion to protect them against the risk of non-payment by such Defaulting Lender;

-70- (iii) Borrower shall not be required to pay any fees to such Defaulting Lender under Section 2.05(a); and (iv) any payment of principal, interest, fees or other amounts received by Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article 11 or otherwise) or received by Administrative Agent from a Defaulting Lender pursuant to Section 4.07 shall be applied at such time or times as may be determined by Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any L/C Lender hereunder; third, if so determined by Administrative Agent or requested by the applicable L/C Lender, to be held as Cash Collateral for future funding obligations of that Defaulting Lender of any participation in any Letter of Credit; fourth, as Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by Administrative Agent; fifth, if so determined by Administrative Agent and Borrower, to be held in a non-interest bearing deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; sixth, to the payment of any amounts owing to the Lenders or the L/C Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender or any L/C Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to Borrower as a result of any judgment of a court of competent jurisdiction obtained by Borrower against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Liabilities in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 7.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Liabilities owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Liabilities owed to, such Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.14(a)(iv) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (b) Cure. If Borrower, Administrative Agent, each L/C Lender agree in writing in their discretion that a Lender is no longer a Defaulting Lender, Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any amounts then held in the segregated account referred to in Section 2.14(a)), (x) such Lender will, to the extent applicable, purchase at par such portion of outstanding Loans of the other Lenders and/or make such other adjustments as Administrative Agent may determine to be necessary to cause the Revolving Exposure and L/C Liabilities of the Lenders to be on a pro rata basis in accordance with their respective Commitments, whereupon such Lender will cease to be a Defaulting Lender and will be a Non-Defaulting Lender (and such exposure of each Lender will automatically be adjusted on a prospective basis to reflect the foregoing); provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrower while such Lender was a Defaulting Lender; and provided, further, that no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender, and (y) all Cash Collateral provided pursuant to Section 2.14(a)(ii) shall thereafter be promptly returned to Borrower. (c) Certain Fees. Anything herein to the contrary notwithstanding, during such period as a Lender is a Defaulting Lender, such Defaulting Lender will not be entitled to any fees accruing during such period pursuant to Section 2.05 or Section 2.03(h) (without prejudice to the rights of the Non-Defaulting Lenders in respect of such fees), provided that (i) to the extent that all or a portion of the L/C Liability of such Defaulting Lender is reallocated to the Non-Defaulting Lenders pursuant to Section 2.14, such fees that would have accrued for the benefit of such Defaulting Lender will instead accrue for the benefit of and be payable to such Non-Defaulting Lenders, pro rata in accordance with their respective Commitments, and (ii) to the extent that all or any portion of such L/C Liability

-71- cannot be so reallocated, such fees will instead accrue for the benefit of and be payable to the L/C Lender except to the extent of any un-reallocated portion that is Cash Collateralized (and the pro rata payment provisions of Section 4.02 will automatically be deemed adjusted to reflect the provisions of this Section 2.14(c)). SECTION 2.15. Refinancing Amendments. (a) At any time after the Closing Date, Borrower may obtain Credit Agreement Refinancing Indebtedness in respect of all or any portion of the Term Loans and the Revolving Loans (or unused Revolving Commitments) then outstanding under this Agreement (which for purposes of this clause (a) will be deemed to include any then outstanding Other Term Loans or Other Revolving Loans), in the form of Other Term Loans, Other Term Loan Commitments, Other Revolving Loans or Other Revolving Commitments pursuant to a Refinancing Amendment; provided that, notwithstanding anything to the contrary in this Section 2.15 or otherwise, (1) the borrowing and repayment (except for (A) payments of interest and fees at different rates on Other Revolving Commitments (and related outstanding), (B) repayments required upon the maturity date of the Other Revolving Commitments or any other Tranche of Revolving Commitments and (C) repayment made in connection with a permanent repayment and termination of commitments (subject to clause (2) below)) of Loans with respect to Other Revolving Commitments after the date of obtaining any Other Revolving Commitments shall be made on a pro rata basis with all other Revolving Commitments (subject to clauses (2) and (3) below), (2) the permanent repayment of Revolving Loans with respect to, and termination of, Other Revolving Commitments after the date of obtaining any Other Revolving Commitments shall be made on a pro rata basis with all other Revolving Commitments, except that Borrower shall be permitted to permanently repay and terminate commitments of any Class with an earlier maturity date on a better than a pro rata basis as compared to any other Class with a later maturity date than such Class and (3) assignments and participations of Other Revolving Commitments and Other Revolving Loans shall be governed by the same assignment and participation provisions applicable to other Revolving Commitments and Revolving Loans. Each issuance of Credit Agreement Refinancing Indebtedness under this Section 2.15(a) shall be in an aggregate principal amount that is (x) not less than $5.0 million and (y) an integral multiple of $1.0 million in excess thereof. (b) The effectiveness of any such Credit Agreement Refinancing Indebtedness shall subject to the consent required pursuant to Section 2.15(d), be subject solely to the satisfaction of the following conditions to the reasonable satisfaction of Administrative Agent: (i) any Credit Agreement Refinancing Indebtedness in respect of Revolving Commitments or Other Revolving Commitments will have a maturity date that is not prior to the maturity date of the Revolving Loans (or unused Revolving Commitments) being refinanced; (ii) any Credit Agreement Refinancing Indebtedness in respect of Term Loans will have a maturity date that is not prior to the maturity date of, and a Weighted Average Life to Maturity that is not shorter than the Weighted Average Life to Maturity of, the Term Loans being refinanced (determined without giving effect to the impact of prepayments on amortization of Term Loans being refinanced); (iii) the aggregate principal amount of any Credit Agreement Refinancing Indebtedness shall not exceed the principal amount so refinanced, plus, accrued interest, plus, any premium or other payment required to be paid in connection with such refinancing, plus, the amount of reasonable and customary fees and expenses of Borrower or any of its Restricted Subsidiaries incurred in connection with such refinancing, plus, any unutilized commitments thereunder; (iv) to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent and the Lenders of customary legal opinions and other documents; (v) to the extent reasonably requested by the Administrative Agent, execution of amendments to the Mortgages by the applicable Credit Parties and Collateral Agent, in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent; (vi) to the extent reasonably requested by the Administrative Agent, delivery to the Administrative Agent of title insurance endorsements reasonably satisfactory to the Administrative Agent; and (vii) execution of a Refinancing Amendment by the Credit Parties, Administrative Agent and Lenders providing such Credit Agreement Refinancing Indebtedness. (c) The Loans and Commitments established pursuant to this Section 2.15 shall constitute Loans and Commitments under, and shall be entitled to all the benefits afforded by, this Agreement and the other Credit Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Security Documents. The Credit Parties shall take any actions reasonably required by Administrative Agent to ensure and/or demonstrate that the Lien and security interests granted by the Security

-72- Documents continue to secure all the Obligations and continue to be perfected under the UCC or otherwise after giving effect to the applicable Refinancing Amendment. (d) Upon the effectiveness of any Refinancing Amendment pursuant to this Section 2.15, any Person providing the corresponding Credit Agreement Refinancing Indebtedness that was not a Lender hereunder immediately prior to such time shall, subject to consent of each L/C Lender in the case of Other Revolving Loans or Other Revolving Commitments, become a Lender hereunder. Administrative Agent shall promptly notify each Lender as to the effectiveness of such Refinancing Amendment, and (i) in the case any Other Revolving Commitments resulting from such Refinancing Amendment, the Total Revolving Commitments under, and for all purpose of this Agreement, shall be increased by the aggregate amount of such Other Revolving Commitments (net of any existing Revolving Commitments being refinanced by such Refinancing Amendment), (ii) any Other Revolving Loans resulting from such Refinancing Amendment shall be deemed to be additional Revolving Loans hereunder, (iii) any Other Term Loans resulting from such Refinancing Amendment shall be deemed to be Term Loans hereunder (to the extent funded) and (iv) any Other Term Loan Commitments resulting from such Refinancing Amendment shall be deemed to be Term Loan Commitments hereunder. Notwithstanding anything to the contrary contained herein, Borrower, Collateral Agent and Administrative Agent may (and each of Collateral Agent and Administrative Agent are authorized by each other Secured Party to) execute such amendments and/or amendments and restatements of any Credit Documents as may be necessary or advisable to effectuate the provisions of this Section 2.15. Such amendments may include provisions allowing any Other Term Loans to be treated on the same basis as Term Facility Loans in connection with declining prepayments. (e) Each of the parties hereto hereby agrees that, upon the effectiveness of any Refinancing Amendment, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Credit Agreement Refinancing Indebtedness incurred pursuant thereto (including any amendments necessary to treat the Loans and Commitments subject thereto as Other Term Loans, Other Term Loan Commitments, Other Revolving Loans and/or Other Revolving Commitments). Any Refinancing Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the reasonable opinion of Administrative Agent and Borrower, to effect the provisions of this Section 2.15. This Section 2.15 shall supersede any provisions in Section 4.02, 4.07(b) or 13.04 to the contrary. (f) To the extent the Revolving Commitments are being refinanced on the effective date of any Refinancing Amendment, then each of the Revolving Lenders having a Revolving Commitment prior to the effective date of such Refinancing Amendment (such Revolving Lenders the “Pre-Refinancing Revolving Lenders”) shall assign or transfer to any Revolving Lender which is acquiring an Other Revolving Commitment on the effective date of such amendment (the “Post-Refinancing Revolving Lenders”), and such Post-Refinancing Revolving Lenders shall purchase from each such Pre-Refinancing Revolving Lender, at the principal amount thereof, such interests in Revolving Loans and participation interests in L/C Liabilities (but not, for the avoidance of doubt, the related Revolving Commitments) outstanding on the effective date of such Refinancing Amendment as shall be necessary in order that, after giving effect to all such assignments or transfers and purchases, such Revolving Loans and participation interests in L/C Liabilities will be held by Pre-Refinancing Revolving Lenders and Post-Refinancing Revolving Lenders ratably in accordance with their Revolving Commitments and Other Revolving Commitments, as applicable, after giving effect to such Refinancing Amendment (and after giving effect to any Revolving Loans made on the effective date of such Refinancing Amendment). Such assignments or transfers and purchases shall be made pursuant to such procedures as may be designated by Administrative Agent and shall not be required to be effectuated in accordance with Section 13.05. For the avoidance of doubt, Revolving Loans and participation interests in L/C Liabilities assigned or transferred and purchased pursuant to this Section 2.15(f) shall, upon receipt thereof by the relevant Post-Increase Revolving Lenders, be deemed to be Other Revolving Loans and participation interests in L/C Liabilities in respect of the relevant Other Revolving Commitments acquired by such Post-Increase Revolving Lenders on the relevant amendment effective date and the terms of such Revolving Loans and participation interests (including, without limitation, the interest rate and maturity applicable thereto) shall be adjusted accordingly.

-73- SECTION 2.16. Cash Collateral. (a) Certain Credit Support Events. Without limiting any other requirements herein to provide Cash Collateral, if (i) any L/C Lender has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an extension of credit hereunder which has not been refinanced as a Revolving Loan or reimbursed, in each case, in accordance with Section 2.03(d) or (ii) Borrower shall be required to provide Cash Collateral pursuant to Section 11.01, Borrower shall, within one (1) Business Day (in the case of clause (i) above) or immediately (in the case of clause (ii) above) following any request by the Administrative Agent or the applicable L/C Lender, provide Cash Collateral in an amount not less than the applicable Minimum Collateral Amount. (b) Grant of Security Interest. Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Lenders and the Lenders, and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as Cash Collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral (including Cash Collateral provided in accordance with Sections 2.03, 2.10(d), 2.10(d), 2.14, 2.16 or 11.01) may be applied pursuant to Section 2.16(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person prior to the right or claim of the Administrative Agent or the L/C Lenders as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by any Defaulting Lenders). All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at the Administrative Agent or as otherwise agreed to by the Administrative Agent. Borrower shall pay on demand therefor from time to time all customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral in accordance with the account agreement governing such deposit account. (c) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.16 or Sections 2.03, 2.10(d), 2.10(d), 2.14 or 11.01 in respect of Letters of Credit shall be held and applied to the satisfaction of the specific L/C Liabilities, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (d) Release. Cash Collateral (or the appropriate portion thereof) provided to reduce un-reallocated portions or to secure other obligations shall, so long as no Event of Default then exists, be released promptly following (i) the elimination of the applicable un-reallocated portion or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, the assignment of such Defaulting Lender’s Loans and Commitments to a Replacement Lender)) or (ii) the determination by the Administrative Agent and the L/C Lenders that there exists excess Cash Collateral (which, in any event, shall exist at any time that the aggregate amount of Cash Collateral exceeds the Minimum Collateral Amount); provided, however, (x) any such release shall be without prejudice to, and any disbursement or other transfer of Cash Collateral shall be and remain subject to, any other Lien conferred under the Credit Documents and the other applicable provisions of the Credit Documents, and (y) Borrower and the L/C Issuer may agree that Cash Collateral shall not be released but instead held to support future anticipated un-reallocated portions or other obligations. ARTICLE III. PAYMENTS OF PRINCIPAL AND INTEREST SECTION 3.01. Repayment of Loans. (a) Revolving Loans. Borrower hereby promises to pay to Administrative Agent for the account of each applicable Revolving Lender on each R/C Maturity Date, the entire outstanding principal amount of such

-74- Revolving Lender’s Revolving Loans of the applicable Tranche, and each such Revolving Loan shall mature on the R/C Maturity Date applicable to such Tranche. (b) Term Facility Loans. Borrower hereby promises to pay to Administrative Agent for the account of the Lenders with Term Facility Loans in repayment of the principal of the Term Facility Loans, on each date set forth on Annex B, that principal amount of Term Facility Loans, to the extent then outstanding, as is set forth opposite such date (subject to adjustment for any prepayments made under Section 2.09 or Section 2.10 or Section 2.11(b) or Section 13.04(b)(B) or as provided in Section 2.12, in Section 2.13 or in Section 2.15), and the remaining principal amount of Term Facility Loans on the Term Facility Maturity Date. (c) Extended Term Loans; Other Term Loans. Extended Term Loans shall mature in installments as specified in the applicable Extension Amendment pursuant to which such Extended Term Loans were established, subject, however, to Section 2.13(a). Other Term Loans shall mature in installments as specified in the applicable Refinancing Amendment pursuant to which such Other Term Loans were established, subject, however, to Section 2.15(a). SECTION 3.02. Interest. (a) Borrower hereby promises to pay to Administrative Agent for the account of each Lender interest on the unpaid principal amount of each Loan made or maintained by such Lender to Borrower for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full at the following rates per annum: (i) during such periods as such Loan is an ABR Loan, the Alternate Base Rate (as in effect from time to time), plus the Applicable Margin applicable to such Loan, and (ii) during such periods as such Loan is a LIBOR Loan, for each Interest Period relating thereto, the LIBO Rate for such Loan for such Interest Period, plus the Applicable Margin applicable to such Loan. (b) To the extent permitted by Law, (i) upon the occurrence and during the continuance of an Event of Default (other than Events of Default under Sections 11.01(g) or 11.01(h)), overdue principal and overdue interest in respect of each Loan and all other Obligations not paid when due and (ii) upon the occurrence and during the continuance of an Event of Default under Section 11.01(g) or Section 11.01(h), all Obligations shall, in each case, automatically and without any action by any Person, bear interest at the Default Rate. Interest which accrues under this paragraph shall be payable on demand. (c) Accrued interest on each Loan shall be payable (i) in the case of each ABR Loan, (x) quarterly in arrears on each Quarterly Date, (y) on the date of any repayment or prepayment in full of all outstanding ABR Loans of any Tranche of Loans (but only on the principal amount so repaid or prepaid), and (z) at maturity (whether by acceleration or otherwise) and, after such maturity, on demand, and (ii) in the case of each LIBOR Loan, (x) on the last day of each Interest Period applicable thereto and, if such Interest Period is longer than three months, on each date occurring at three-month intervals after the first day of such Interest Period, (y) on the date of any repayment or prepayment thereof or the conversion of such Loan to a Loan of another Type (but only on the principal amount so paid, prepaid or converted) and (z) at maturity (whether by acceleration or otherwise) and, after such maturity, on demand. Promptly after the determination of any interest rate provided for herein or any change therein, Administrative Agent shall give notice thereof to the Lenders to which such interest is payable and to Borrower. ARTICLE IV. PAYMENTS; PRO RATA TREATMENT; COMPUTATIONS; ETC. SECTION 4.01. Payments.

-75- (a) All payments of principal, interest, Reimbursement Obligations and other amounts to be made by Borrower under this Agreement and the Notes, and, except to the extent otherwise provided therein, all payments to be made by the Credit Parties under any other Credit Document, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to Administrative Agent at its account at the Principal Office, not later than 2:00 p.m., New York time, on the date on which such payment shall become due (each such payment made after such time on such due date may, at the discretion of Administrative Agent, be deemed to have been made on the next succeeding Business Day). Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. (b) Borrower shall, at the time of making each payment under this Agreement or any Note for the account of any Lender, specify (in accordance with Sections 2.09 and 2.10, if applicable) to Administrative Agent (which shall so notify the intended recipient(s) thereof) the Class and Type of Loans, Reimbursement Obligations or other amounts payable by Borrower hereunder to which such payment is to be applied. (c) Except to the extent otherwise provided in the third sentence of Section 2.03(h), each payment received by Administrative Agent or by any L/C Lender (directly or through Administrative Agent) under this Agreement or any Note for the account of any Lender shall be paid by Administrative Agent or by such L/C Lender (through Administrative Agent), as the case may be, to such Lender, in immediately available funds, (x) if the payment was actually received by Administrative Agent or by such L/C Lender (directly or through Administrative Agent), as the case may be, prior to 12:00 p.m. (Noon), New York time on any day, on such day and (y) if the payment was actually received by Administrative Agent or by such L/C Lender (directly or through Administrative Agent), as the case may be, after 12:00 p.m. (Noon), New York time, on any day, by 1:00 p.m., New York time, on the following Business Day (it being understood that to the extent that any such payment is not made in full by Administrative Agent or by such L/C Lender (through Administrative Agent), as the case may be, Administrative Agent or such Lender (through Administrative Agent), as applicable, shall pay to such Lender, upon demand, interest at the Federal Funds Rate from the date such amount was required to be paid to such Lender pursuant to the foregoing clauses until the date Administrative Agent or such L/C Lender (through Administrative Agent), as applicable, pays such Lender the full amount). (d) If the due date of any payment under this Agreement or any Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension at the rate then borne by such principal. SECTION 4.02. Pro Rata Treatment. Except to the extent otherwise provided herein: (a) each borrowing of Loans of a particular Class from the Lenders under Section 2.01 shall be made from the relevant Lenders, each payment of commitment fees under Section 2.05 in respect of Commitments of a particular Class shall be made for account of the relevant Lenders, and each termination or reduction of the amount of the Commitments of a particular Class under Section 2.04 shall be applied to the respective Commitments of such Class of the relevant Lenders pro rata according to the amounts of their respective Commitments of such Class; (b) except as otherwise provided in Section 5.04, LIBOR Loans of any Class having the same Interest Period shall be allocated pro rata among the relevant Lenders according to the amounts of their respective Revolving Commitments and Term Loan Commitments (in the case of the making of Loans) or their respective Revolving Loans and Term Loans (in the case of conversions and continuations of Loans); (c) except as otherwise provided in Section 2.09(b), Section 2.10(b), Section 2.12, Section 2.13, Section 2.14, Section 2.15, Section 13.04 or Section 13.05(d), each payment or prepayment of principal of any Class of Revolving Loans or of any particular Class of Term Loans shall be made for the account of the relevant Lenders pro rata in accordance with the respective unpaid outstanding principal amounts of the Loans of such Class held by them; and (d) except as otherwise provided in Section 2.09(b), Section 2.10(b), Section 2.12, Section 2.13, Section 2.14, Section 2.15, Section 13.04 or Section 13.05(d), each payment of interest on Revolving Loans and Term Loans shall be made for account of the relevant Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders. SECTION 4.03. Computations. Interest on LIBOR Loans, commitment fees and Letter of Credit fees shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such amounts are payable and interest on ABR Loans and Reimbursement Obligations shall be computed on the basis of a year of 365 or 366 days, as the case may be, and

-76- actual days elapsed (including the first day but excluding the last day) occurring in the period for which such amounts are payable. SECTION 4.04. Minimum Amounts. Except for mandatory prepayments made pursuant to Section 2.10 and conversions or prepayments made pursuant to Section 5.04, and Borrowings made to pay Reimbursement Obligations, each Borrowing, conversion and partial prepayment of principal of Loans shall be in an amount at least equal to (a) in the case of Term Loans (x) with respect to Borrowings, $50.0 million and (y) with respect to conversions and partial repayments of principal, $5.0 million and, in each case, in multiples of $100,000 in excess thereof or, if less, the remaining Term Loans and (b) in the case of Revolving Loans, $2.5 million with respect to ABR Loans and $2.5 million with respect to LIBOR Loans and in multiples of $100,000 in excess thereof (borrowings, conversions or prepayments of or into Loans of different Types or, in the case of LIBOR Loans, having different Interest Periods at the same time hereunder to be deemed separate borrowings, conversions and prepayments for purposes of the foregoing, one for each Type or Interest Period) or, if less, the remaining Revolving Loans. Anything in this Agreement to the contrary notwithstanding, the aggregate principal amount of LIBOR Loans having the same Interest Period shall be in an amount at least equal to $1.0 million and in multiples of $100,000 in excess thereof and, if any LIBOR Loans or portions thereof would otherwise be in a lesser principal amount for any period, such Loans or portions, as the case may be, shall be ABR Loans during such period. SECTION 4.05. Certain Notices. Notices by Borrower to Administrative Agent of terminations or reductions of the Commitments, of Borrowings, conversions, continuations and optional prepayments of Loans and of Classes of Loans, of Types of Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by Administrative Agent by telephone not later than 1:00 p.m., New York time (promptly followed by written notice via facsimile or electronic mail), on at least the number of Business Days prior to the date of the relevant termination, reduction, Borrowing, conversion, continuation or prepayment or the first day of such Interest Period specified in the table below (unless otherwise agreed to by Administrative Agent in its sole discretion), provided that Borrower may make any such notice conditional upon the occurrence of a Person’s acquisition or sale or any incurrence of indebtedness or issuance of Equity Interests. NOTICE PERIODS Notice Number of Business Days Prior Termination or reduction of Commitments 3 Optional prepayment of, or conversions into, ABR Loans 1 Borrowing or optional prepayment of, conversions into, continuations as, or duration of Interest Periods for, LIBOR Loans 3 Borrowing of ABR Loans same day Each such notice of termination or reduction shall specify the amount and the Class of the Commitments to be terminated or reduced. Each such Notice of Borrowing, conversion, continuation or prepayment shall specify the Class of Loans to be borrowed, converted, continued or prepaid and the amount (subject to Section 4.04) and Type of each Loan to be borrowed, converted, continued or prepaid and the date of borrowing, conversion, continuation or prepayment (which shall be a Business Day). Each such notice of the duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. Administrative Agent shall promptly notify the Lenders of the contents of each such notice. In the event that Borrower fails to select the Type of Loan within the time period and otherwise as provided in this Section 4.05, such Loan (if outstanding as a LIBOR Loan) will be automatically converted into an ABR Loan on the last day of the then current Interest Period for such Loan or (if outstanding as an ABR Loan) will remain as, or (if not then outstanding) will be made as, an ABR Loan. In the event that Borrower has elected to borrow or convert Loans into LIBOR Loans but fails to select the duration of any Interest Period for any LIBOR Loans within the time period and otherwise as provided in this Section 4.05, such LIBOR Loan shall have an Interest Period of one month.

-77- SECTION 4.06. Non-Receipt of Funds by Administrative Agent. (a) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of LIBOR Loans (or, in the case of any Borrowing of ABR Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of ABR Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the Federal Funds Rate, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by Borrower, the interest rate applicable to ABR Loans. If Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to Borrower the amount of such interest paid by Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by Borrower shall be without prejudice to any claim Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (b) Unless the Administrative Agent shall have received notice from Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Lenders hereunder that Borrower will not make such payment, the Administrative Agent may assume that Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the L/C Lenders, as the case may be, the amount due. In such event, if Borrower has not in fact made such payment, then each of the Lenders or the L/C Lenders, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or L/C Lender, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Federal Funds Rate. A notice of the Administrative Agent to any Lender or Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error. SECTION 4.07. Right of Setoff, Sharing of Payments; Etc. (a) If any Event of Default shall have occurred and be continuing, each Credit Party agrees that, in addition to (and without limitation of) any right of setoff, banker’s lien or counterclaim a Lender may otherwise have, each Lender shall be entitled, at its option (to the fullest extent permitted by law), subject to obtaining the prior written consent of the Administrative Agent to set off and apply any deposit (general or special, time or demand, provisional or final), or other indebtedness, held by it for the credit or account of such Credit Party at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender’s Loans, Reimbursement Obligations or any other amount payable to such Lender hereunder that is not paid when due (regardless of whether such deposit or other indebtedness is then due to such Credit Party), in which case it shall promptly notify such Credit Party thereof; provided, however, that such Lender’s failure to give such notice shall not affect the validity thereof; and provided further that no such right of setoff, banker’s lien or counterclaim shall apply to any funds held for further distribution to any Governmental Authority. (b) Each of the Lenders agrees that, if it should receive (other than pursuant to Section 2.09(b), Section 2.10(b), Section 2.11, Section 2.12, Section 2.13, Section 2.15, Article V, Section 13.04 or Section 13.05(d) or as otherwise specifically provided herein or in the Fee Letter) any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker’s lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents (including any guarantee), or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans, Reimbursement Obligations or fees, the sum of which with respect to the related sum or sums received by other Lenders is in a greater proportion than the

-78- total of such amounts then owed and due to such Lender bears to the total of such amounts then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the respective Credit Party to such Lenders in such amount as shall result in a proportional participation by all of the Lenders in such amount; provided, however, that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. Borrower consents to the foregoing arrangements. (c) Borrower agrees that any Lender so purchasing such participation may exercise all rights of setoff, banker’s lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans or other amounts (as the case may be) owing to such Lender in the amount of such participation. (d) Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other Indebtedness or obligation of any Credit Party. If, under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 4.07 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 4.07 to share in the benefits of any recovery on such secured claim. (e) Notwithstanding anything to the contrary contained in this Section 4.07, in the event that any Defaulting Lender exercises any right of setoff, (i) all amounts so set off will be paid over immediately to Administrative Agent for further application in accordance with the provisions of Section 2.14 and, pending such payment, will be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of Administrative Agent, each L/C Lender and the Lenders and (ii) the Defaulting Lender will provide promptly to Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. ARTICLE V. YIELD PROTECTION, ETC. SECTION 5.01. Additional Costs. (a) If any Change in Law shall: (i) subject any Lender or L/C Lender to any Taxes with respect to this Agreement, any Note, any Letter of Credit or any Lender’s participation therein, any L/C Document or any Loan made by it (except for (1) any reserve requirement reflected in the LIBO Rate, (2) Covered Taxes and (3) Excluded Taxes); (ii) impose, modify or hold applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender or L/C Lender, in each case, that is not otherwise included in the determination of the LIBO Rate hereunder; or (iii) impose on any Lender or L/C Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or LIBOR Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing is to materially increase the cost to such Lender or L/C Lender of making, converting into, continuing or maintaining LIBOR Loans (or of maintaining its obligation to make any LIBOR Loans) or issuing, maintaining or participating in Letters of Credit (or maintaining its obligation to participate in or to issue any Letter of Credit), then, in any such case, Borrower shall, within 10 days of written demand therefor, pay

-79- such Lender or L/C Lender any additional amounts necessary to compensate such Lender or L/C Lender for such increased cost. If any Lender or L/C Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify Borrower, through Administrative Agent, of the event by reason of which it has become so entitled. (b) A certificate as to any additional amounts setting forth the calculation of such additional amounts pursuant to this Section 5.01 submitted by such Lender or L/C Lender, through Administrative Agent, to Borrower shall be conclusive in the absence of clearly demonstrable error. Without limiting the survival of any other covenant hereunder, this Section 5.01 shall survive the termination of this Agreement and the payment of the Notes and all other Obligations payable hereunder. (c) In the event that any Lender shall have determined that any Change in Law affecting such Lender or any Lending Office of such Lender or the Lender’s holding company with regard to capital or liquidity requirements, does or shall have the effect of reducing the rate of return on such Lender’s or such holding company’s capital as a consequence of its obligations hereunder, the Commitments of such Lender, the Loans made by, or participations in Letters of Credit held by such Lender, or the Letters of Credit issued by such L/C Lender, to a level below that which such Lender or such holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time, after submission by such Lender or Borrower (with a copy to Administrative Agent) of a written request therefor (setting forth in reasonable detail the amount payable to the affected Lender and the basis for such request), Borrower shall promptly pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction. (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section 5.01 shall not constitute a waiver of such Lender’s right to demand such compensation; provided, however, that Borrower shall not be required to compensate a Lender pursuant to this Section 5.01 for any increased costs or reductions incurred more than ninety (90) days prior to the date that such Lender notifies Borrower of the Change in Law giving rise to such increased costs incurred or reductions suffered and of such Lender’s intention to claim compensation therefor; provided, further, that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof. SECTION 5.02. Inability To Determine Interest Rate. If prior to the first day of any Interest Period: (a) Administrative Agent shall have determined (which determination shall be conclusive and binding upon Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the LIBO Base Rate for such Interest Period or (b) Administrative Agent shall have received notice from the Required Lenders that Dollar deposits are not available in the relevant amount and for the relevant Interest Period available to the Required Lenders in the London interbank market or (c) the Required Lenders determine that the LIBO Rate for any requested Interest Period with respect to a proposed LIBOR Loan does not adequately and fairly reflect the cost to such Lenders of funding such LIBOR Loans (in each case, “Impacted Loans”), Administrative Agent shall give electronic mail or telephonic notice thereof to Borrower and the Lenders as soon as practicable thereof. If such notice is given, (x) any LIBOR Loans requested to be made on the first day of such Interest Period shall be made as ABR Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to LIBOR Loans shall be converted to, or continued as, ABR Loans and (z) any outstanding LIBOR Loans shall be converted, on the first day of such Interest Period, to ABR Loans. Until such notice has been withdrawn by Administrative Agent (which the Administrative Agent agrees to do if the circumstances giving rise to such notice cease to exist), no further LIBOR Loans shall be made, or continued as such, nor shall Borrower have the right to convert Loans to, LIBOR Loans. Notwithstanding the foregoing, if there are Impacted Loans as provided above, the Administrative Agent, in consultation with Borrower and the affected Lenders, may establish an alternative interest rate for the Impacted Loans, in which case, such alternative rate of interest shall apply with respect to the Impacted Loans (to the extent Borrower does not elect to maintain such Impacted Loans as ABR Loans) until (1) the Administrative Agent revokes the notice delivered with respect to the Impacted Loans (which the Administrative Agent agrees to do if the circumstances giving rise to Impacted Loans cease to exist), (2) the Administrative Agent or the Required Lenders

-80- notify the Administrative Agent and Borrower that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans, or (3) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and Borrower written notice thereof. SECTION 5.03. Illegality. Notwithstanding any other provision of this Agreement, in the event that any change after the date hereof in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender or its Applicable Lending Office to honor its obligation to make or maintain LIBOR Loans or issue Letters of Credit hereunder (and, in the sole opinion of such Lender, the designation of a different Applicable Lending Office would either not avoid such unlawfulness or would be disadvantageous to such Lender), then such Lender shall promptly notify Borrower thereof (with a copy to Administrative Agent) and such Lender’s obligation to make or continue, or to convert Loans of any other Type into, LIBOR Loans or issue Letters of Credit shall be suspended until such time as such Lender or L/C Lender may again make and maintain LIBOR Loans or issue Letters of Credit (in which case the provisions of Section 5.04 shall be applicable). SECTION 5.04. Treatment of Affected Loans. If the obligation of any Lender to make LIBOR Loans or to continue, or to convert ABR Loans into, LIBOR Loans shall be suspended pursuant to Section 5.03, such Lender’s LIBOR Loans shall be automatically converted into ABR Loans on the last day(s) of the then current Interest Period(s) for such LIBOR Loans (or on such earlier date as such Lender may specify to Borrower with a copy to Administrative Agent as is required by law) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 5.03 which gave rise to such conversion no longer exist: (i) to the extent that such Lender’s LIBOR Loans have been so converted, all payments and prepayments of principal which would otherwise be applied to such Lender’s LIBOR Loans shall be applied instead to its ABR Loans; and (ii) all Loans which would otherwise be made or continued by such Lender as LIBOR Loans shall be made or continued instead as ABR Loans and all ABR Loans of such Lender which would otherwise be converted into LIBOR Loans shall remain as ABR Loans. If such Lender gives notice to Borrower with a copy to Administrative Agent that the circumstances specified in Section 5.03 which gave rise to the conversion of such Lender’s LIBOR Loans pursuant to this Section 5.04 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when LIBOR Loans are outstanding, such Lender’s ABR Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding LIBOR Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding LIBOR Loans and by such Lender are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments. SECTION 5.05. Compensation. (a) Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense (excluding any loss of profits or margin) which such Lender may sustain or incur as a consequence of (1) default by Borrower in payment when due of the principal amount of or interest on any LIBOR Loan, (2) default by Borrower in making a borrowing of, conversion into or continuation of LIBOR Loans after Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (3) Borrower making any prepayment other than on the date specified in the relevant prepayment notice, or (4) the conversion or the making of a payment or a prepayment (including any repayments or prepayments made pursuant to Sections 2.09 or 2.10 or as a result of an acceleration of Loans pursuant to Section 11.01 or as a result of the replacement of a Lender pursuant to Section 2.11 or 13.04(b)) of LIBOR Loans on a day which is not the last day of an Interest Period with respect thereto, including in each case, any such loss (excluding any loss of profits or margin) or expense arising from the reemployment of funds obtained by it or from fees payable to terminate the deposits from which such funds were obtained.

-81- (b) For the purpose of calculation of all amounts payable to a Lender under this Section 5.05 each Lender shall be deemed to have actually funded its relevant LIBOR Loan through the purchase of a deposit bearing interest at the LIBO Base Rate in an amount equal to the amount of the LIBOR Loan and having a maturity comparable to the relevant Interest Period; provided, however, that each Lender may fund each of its LIBOR Loans in any manner it sees fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable under this subsection. Any Lender requesting compensation pursuant to this Section 5.05 will furnish to Administrative Agent and Borrower a certificate setting forth the basis and amount of such request and such certificate, absent manifest error, shall be conclusive. Without limiting the survival of any other covenant hereunder, this covenant shall survive the termination of this Agreement and the payment of the Obligations and all other amounts payable hereunder. SECTION 5.06. Net Payments. (a) Except as provided in this Section 5.06(a), all payments made by or on account of any obligation of any Credit Party hereunder or under any Note, Guarantee or other Credit Document will be made without setoff, counterclaim or other defense. Except as required by law, all such payments will be made free and clear of, and without deduction or withholding for, any Taxes (including Taxes imposed or asserted on amounts payable under this Section 5.06). If, however, applicable laws require any withholding agent to withhold or deduct any Tax, such Tax shall be withheld or deducted in accordance with such laws as reasonably determined by such withholding agent. The applicable withholding agent shall timely pay the amount of any Taxes deducted or withheld in respect of a payment made by a Credit Party hereunder or under any note, Guarantee or other Credit Document to the relevant Governmental Authority in accordance with applicable law. If any Credit Party is the applicable withholding agent, Borrower shall furnish to Administrative Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law documentation reasonably satisfactory to the Administrative Agent evidencing such payment by the applicable Credit Party. If any Covered Taxes are so deducted or withheld by any applicable withholding agent, then the applicable Credit Party agrees to increase the sum payable by such Credit Party so that, after such deduction or withholding (including such deduction or withholding on account of Covered Taxes applicable to additional sums payable under this Section 5.06) the amount received by each Lender or, in the case of payments made to the Administrative Agent for its own account, the Administrative Agent, will not be less than the amount such recipient would have received had no such withholding or deduction been made. The Credit Parties agree to jointly and severally indemnify and hold harmless the Administrative Agent and each Lender, and reimburse any of them upon written request, for the amount of any Covered Taxes that are levied or imposed and paid by such indemnitee (including Covered Taxes imposed or asserted on amounts payable under this Section 5.06) and for any reasonable expenses arising therefrom in each case, whether or not such Covered Taxes were correctly or legally imposed, other than any interest or penalties that are determined by a final and nonappealable judgment of a court of competent jurisdiction to have resulted from the indemnitee’s gross negligence or willful misconduct. Such written request shall include a certificate setting forth in reasonable detail the basis of such request and such certificate, absent manifest error, shall be conclusive. (b) (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to any payments made under any Credit Document shall deliver to Borrower and the Administrative Agent, at the time or times reasonably requested by Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower or the Administrative Agent, shall deliver such other documentation reasonably requested by Borrower or the Administrative Agent as will enable Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 5.06(b)(ii), (c), and (d) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Notwithstanding anything to the contrary in this Section 5.06(b), no Lender shall be required to provide any documentation that such Lender is not legally eligible to deliver.

-82- (ii) any Lender that is a U.S. Person shall deliver to Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or the Administrative Agent), two executed original copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding. Any Foreign Lender shall deliver to Borrower and the Administrative Agent on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or the Administrative Agent), two executed original copies of whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to an applicable income tax treaty; (2) IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit D-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and that no interest payments in connection with any Credit Documents are effectively connected with such Foreign Lender’s conduct of a U.S. trade or business and (y) IRS Form W-8BEN or W-8BEN-E; or (4) to the extent a Foreign Lender is not the beneficial owner (for example, where the Foreign Lender is a partnership or participating Lender), IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-2 or Exhibit D-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and not a participating Lender and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-4 on behalf of each such direct and indirect partner. Any Foreign Lender shall deliver to Borrower and the Administrative Agent on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or the Administrative Agent), two executed original copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Borrower or the Administrative Agent to determine the withholding or deduction required to be made. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and the Administrative Agent in writing of its legal ineligibility to do so. (c) On the Closing Date, the Administrative Agent shall provide Borrower with two executed original copies of IRS Form W-8IMY (or any applicable successor forms) properly completed and duly executed to treat the Administrative Agent as a U.S. person (as described in U.S. Treasury Regulations Section 1.1441-1T(e)(3)(v). (d) If a payment made to a Lender under any Credit Document would be subject to U.S. federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower and Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or Administrative Agent as may be necessary for Borrower and Administrative Agent to comply with their obligations under FATCA, to determine whether such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. (e) In addition, Borrower agrees to timely pay any present or future stamp, documentary, recording, intangible, filing or similar Taxes which arise from any payment made hereunder or under any other Credit Document or from the execution, delivery, filing, performance, enforcement, recordation or registration of, or otherwise with respect to, any Credit Document, except any such Taxes that are imposed with respect to an assignment (other than an assignment made pursuant to Section 2.11(a) at the request of Borrower) if such Tax is imposed as a result of a present or former connection of the transferor or transferee with the jurisdiction imposing such Tax (other than connections arising from having executed, delivered, become a party to, performed its

-83- obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Credit Document) (hereinafter referred to as “Other Taxes”). (f) Any Lender claiming any additional amounts payable pursuant to this Section 5.06 agrees to use (at the Credit Parties’ expense) reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Applicable Lending Office if the making of such change would avoid the need for, or in the opinion of such Lender, materially reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the sole judgment of such Lender, be otherwise disadvantageous to such Lender. (g) If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 5.06 (including by the payment of additional amounts pursuant to this Section 5.06), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. ARTICLE VI. GUARANTEES SECTION 6.01. The Guarantees. Each (a) Guarantor, jointly and severally with each other Guarantor, hereby guarantees as primary obligor and not as surety to each Secured Party and its successors and assigns the prompt payment and performance in full when due (whether at stated maturity, by acceleration, demand or otherwise) of the principal of and interest (including any interest, fees, costs or charges that would accrue but for the provisions of the Bankruptcy Code after any bankruptcy or insolvency petition under the Bankruptcy Code) on the Loans made by the Lenders to, and the Notes held by each Lender of, Borrower, and (b) Credit Party, jointly and severally with each other Credit Party, hereby guarantees as primary obligor and not as surety to each Secured Party and its successors and assigns the prompt payment and performance in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest (including any interest, fees, costs or charges that would accrue but for the provisions of the Bankruptcy Code after any bankruptcy or insolvency petition under the Bankruptcy Code) of all other Obligations from time to time owing to the Secured Parties by any other Credit Party under any Credit Document, any Swap Contract entered into with a Swap Provider or any Cash Management Agreement entered into with a Cash Management Bank, in each case now or hereinafter created, incurred or made, whether absolute or contingent, liquidated or unliquidated and strictly in accordance with the terms thereof; provided, that (i) the obligations guaranteed shall exclude obligations under any Swap Contract or Cash Management Agreements with respect to which the applicable Swap Provider or Cash Management Bank, as applicable, provides notice to Borrower that it does not want such Swap Contract or Cash Management Agreement, as applicable, to be secured, and (ii) as to each Guarantor the obligations guaranteed by such Guarantor hereunder shall not include any Excluded Swap Obligations in respect of such Guarantor (such obligations being guaranteed pursuant to clauses (a) and (b) above being herein collectively called the “Guaranteed Obligations” (it being understood that the Guaranteed Obligations of Borrower shall be limited to those referred to in clause (b) above)). Each Credit Party, jointly and severally with each other Credit Party, hereby agrees that if any other Credit Party shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed

-84- Obligations, such Credit Party will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. SECTION 6.02. Obligations Unconditional. The obligations of the Credit Parties under Section 6.01 shall constitute a guaranty of payment (and not of collection) and are absolute, irrevocable and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the Guaranteed Obligations under this Agreement, the Notes or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor (except for payment in full). Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of any of the Credit Parties with respect to its respective guaranty of the Guaranteed Obligations which shall remain absolute, irrevocable and unconditional under any and all circumstances as described above: (i) at any time or from time to time, without notice to the Credit Parties, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived; (ii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be amended in any respect, or any right under the Credit Documents or any other agreement or instrument referred to herein or therein shall be amended or waived in any respect or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; (iii) the release of any other Credit Party pursuant to Section 6.08; (iv) any renewal, extension or acceleration of, or any increase in the amount of the Guaranteed Obligations, or any amendment, supplement, modification or waiver of, or any consent to departure from, the Credit Documents; (v) any failure or omission to assert or enforce or agreement or election not to assert or enforce, delay in enforcement, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under any Credit Documents, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (vi) any settlement, compromise, release, or discharge of, or acceptance or refusal of any offer of payment or performance with respect to, or any substitutions for, the Guaranteed Obligations or any subordination of the Guaranteed Obligations to any other obligations; (vii) the validity, perfection, non-perfection or lapse in perfection, priority or avoidance of any security interest or lien, the release of any or all collateral securing, or purporting to secure, the Guaranteed Obligations or any other impairment of such collateral; (viii) any exercise of remedies with respect to any security for the Guaranteed Obligations (including, without limitation, any collateral, including the Collateral securing or purporting to secure any of the Guaranteed Obligations) at such time and in such order and in such manner as the Administrative Agent and the Secured Parties may decide and whether or not every aspect thereof is commercially reasonable and whether or not such action constitutes an election of remedies and even if such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy that any Credit Party would otherwise have; or

-85- (ix) any other circumstance whatsoever which may or might in any manner or to any extent vary the risk of any Credit Party as a guarantor in respect of the Guaranteed Obligations or which constitutes, or might be construed to constitute, an equitable or legal discharge of any Credit Party as a guarantor of the Guaranteed Obligations, or of such Credit Party under the guarantee contained in this Article 6 or of any security interest granted by any Credit Party in its capacity as a guarantor of the Guaranteed Obligations, whether in a proceeding under the Bankruptcy Code or under any other federal, state or foreign bankruptcy, insolvency, receivership, or similar law, or in any other instance. The Credit Parties hereby expressly waive diligence, presentment, demand of payment, protest, marshaling and all notices whatsoever, and any requirement that any Secured Party thereof exhaust any right, power or remedy or proceed against any Credit Party under this Agreement or the Notes or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations. The Credit Parties waive any and all notice of the creation, renewal, extension, waiver, termination or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Secured Party thereof upon this guarantee or acceptance of this guarantee, and the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this guarantee, and all dealings between the Credit Parties and the Secured Parties shall likewise be conclusively presumed to have been had or consummated in reliance upon this guarantee. This guarantee shall be construed as a continuing, absolute, irrevocable and unconditional guarantee of payment and performance without regard to any right of offset with respect to the Guaranteed Obligations at any time or from time to time held by the Secured Parties, and the obligations and liabilities of the Credit Parties hereunder shall not be conditioned or contingent upon the pursuit by the Secured Parties or any other Person at any time of any right or remedy against any Credit Party or against any other Person which may be or become liable in respect of all or any part of the Guaranteed Obligations or against any collateral security or guarantee therefor or right of offset with respect thereto. This guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Credit Parties and the successors and assigns thereof, and shall inure to the benefit of the Secured Parties, and their respective successors and assigns, notwithstanding that from time to time during the term of this Agreement there may be no Guaranteed Obligations outstanding. For the avoidance of doubt, nothing in this Section 6.02 shall permit amendments to the Credit Documents or an acceleration of the Obligations other than as set forth in the Credit Documents. SECTION 6.03. Reinstatement. The obligations of the Credit Parties under this Article VI shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Credit Party in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise. The Credit Parties jointly and severally agree that they will indemnify each Secured Party on demand for all reasonable costs and expenses (including reasonable fees of counsel) incurred by such Secured Party in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law, other than any costs or expenses resulting from the gross negligence, bad faith or willful misconduct of, or material breach by, such Secured Party. SECTION 6.04. Subrogation; Subordination. Each Credit Party hereby agrees that until the payment and satisfaction in full in cash of all Guaranteed Obligations and the expiration and termination of the Commitments of the Lenders under this Agreement it shall not exercise any right or remedy arising by reason of any performance by it of its guarantee in Section 6.01, whether by subrogation, contribution or otherwise, against any Credit Party of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations. The payment of any amounts due with respect to any indebtedness of any Credit Party now or hereafter owing to any Credit Party by reason of any payment by such Credit Party under the Guarantee in this Article VI is hereby subordinated to the prior payment in full in cash of the Guaranteed Obligations. Upon the occurrence and during the continuance of an Event of Default, each Credit Party agrees that it will not demand, sue for or otherwise attempt to collect any such indebtedness of any other Credit Party to such Credit Party until the Obligations shall have been paid in full in cash. If an Event of Default has occurred and is continuing, and any amounts are paid to the Credit Parties in violation of the foregoing limitation, such amounts shall be collected, enforced and received by such Credit Party as trustee for

-86- the Secured Parties and be paid over to Administrative Agent on account of the Guaranteed Obligations without affecting in any manner the liability of such Credit Party under the other provisions of the guaranty contained herein. SECTION 6.05. Remedies. The Credit Parties jointly and severally agree that, as between the Credit Parties and the Lenders, the obligations of any Credit Party under this Agreement and the Notes may be declared to be forthwith due and payable as provided in Article XI (and shall be deemed to have become automatically due and payable in the circumstances provided in said Article XI) for purposes of Section 6.01, notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable arising under the Bankruptcy Code or any other federal or state bankruptcy, insolvency or other law providing for protection from creditors) as against such other Credit Parties and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by Borrower) shall forthwith become due and payable by the other Credit Parties for purposes of Section 6.01. SECTION 6.06. Continuing Guarantee. The guarantee in this Article VI is a continuing guarantee of payment, and shall apply to all Guaranteed Obligations whenever arising. SECTION 6.07. General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Credit Party under Section 6.01 would otherwise be held or determined to be void, voidable, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 6.01, then, notwithstanding any other provision to the contrary, the amount of such liability shall, without any further action by such Credit Party, any Secured Party or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding. SECTION 6.08. Release of Guarantors. If, in compliance with the terms and provisions of the Credit Documents, (i) the Equity Interests of any Guarantor are directly or indirectly sold or otherwise transferred such that such Guarantor no longer constitutes a Restricted Subsidiary (a “Transferred Guarantor”) to a Person or Persons, none of which is Borrower or a Restricted Subsidiary, or (ii) any Restricted Subsidiary is designated as or becomes an Unrestricted Subsidiary, Transferred Guarantor, upon the consummation of such sale or transfer, and such Person so designated or which becomes such an Unrestricted Subsidiary, shall be automatically released from its obligations under this Agreement (including under Section 13.03 hereof) and the other Credit Documents, and its obligations to pledge and grant any Collateral owned by it pursuant to any Security Document, and the pledge of Equity Interests in any Transferred Guarantor or any Unrestricted Subsidiary to Collateral Agent pursuant to the Security Documents shall be automatically released, and, so long as Borrower shall have provided the Agents such certifications or documents as any Agent shall reasonably request, Collateral Agent shall take such actions as are necessary to effect and evidence each release described in this Section 6.08 in accordance with the relevant provisions of the Security Documents and this Agreement. SECTION 6.09. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Credit Party to honor all of its obligations under the Guarantee in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 6.09 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 6.09, or otherwise under the Guarantee, as it relates to such Credit Party, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until a discharge of Guaranteed Obligations. Each Qualified ECP Guarantor intends that this Section 6.09 constitute, and this Section 6.09 shall be deemed to constitute, a "keepwell, support, or other agreement" for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. SECTION 6.10. Right of Contribution. Each Credit Party hereby agrees that to the extent that a Credit Party (a “Funding Credit Party”) shall have paid more than its Fair Share (as defined below) of any payment made hereunder, such Credit Party shall be entitled to seek and receive contribution from and against any

-87- other Credit Party hereunder which has not paid its Fair Share of such payment. Each Credit Party’s right of contribution shall be subject to the terms and conditions of Section 6.04. The provisions of this Section 6.10 shall in no respect limit the obligations and liabilities of any Credit Party to the Secured Parties, and each Credit Party shall remain liable to the Secured Parties for the full amount guaranteed by such Credit Party hereunder. “Fair Share” means, with respect to a Credit Party as of any date of determination, an amount equal to (i) the ratio of (A) the Adjusted Maximum Amount (as defined below) with respect to such Credit Party to (B) the aggregate of the Adjusted Maximum Amounts with respect to all Credit Parties multiplied by (ii) the aggregate amount paid or distributed on or before such date by all Funding Credit Parties under this Article VI in respect of the Guaranteed Obligations. “Fair Share Shortfall” means, with respect to a Credit Party as of any date of determination, the excess, if any, of the Fair Share of such Credit Party over the Aggregate Payments of such Credit Party. “Adjusted Maximum Amount” means, with respect to a Credit Party as of any date of determination, the maximum aggregate amount of the obligations of such Credit Party under this Article VI; provided that, solely for purposes of calculating the “Adjusted Maximum Amount” with respect to any Credit Party for purposes of this Section 6.10, any assets or liabilities of such Credit Party arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Credit Party. “Aggregate Payments” means, with respect to a Credit Party as of any date of determination, an amount equal to (i) the aggregate amount of all payments and distributions made on or before such date by such Credit party in respect of this Article VI (including in respect of this Section 6.10) minus (ii) the aggregate amount of all payments received on or before such date by such Credit Party from the other Credit Parties as contributions under this Section 6.10. The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Credit Party. ARTICLE VII. CONDITIONS PRECEDENT SECTION 7.01. Conditions to Initial Extensions of Credit. The obligations of Lenders to enter into this Agreement on the Closing Date are subject to the satisfaction of the following: (a) Corporate Documents. Administrative Agent shall have received copies of the Organizational Documents of each Credit Party and evidence of all corporate or other applicable authority for each Credit Party (including resolutions or written consents and incumbency certificates) with respect to the execution, delivery and performance of such of the Credit Documents to which each such Credit Party is intended to be a party as of the Closing Date, certified as of the Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of each such Credit Party (or the member or manager or general partner of such Credit Party, as applicable). (b) Officer’s Certificate. Administrative Agent shall have received an Officer’s Certificate of Borrower, dated the Closing Date, certifying that the conditions set forth in Sections 7.02(a)(i) and 7.02(a)(ii) (giving effect to the provisions contained therein) have been satisfied. (c) Opinions of Counsel. Administrative Agent shall have received the following opinions, each of which shall be addressed to the Administrative Agent, the Collateral Agent and the Lenders, dated the Closing Date and covering such matters as the Administrative Agent shall reasonably request in a manner customary for transactions of this type: (i) an opinion of Latham & Watkins LLP, special counsel to the Credit Parties; and (ii) opinions of local counsel to the Credit Parties in such jurisdictions as are set forth in Schedule 7.01. (d) Notes. Administrative Agent shall have received copies of the Notes, duly completed and executed, for each Lender that requested a Note at least three (3) Business Days prior to the Closing Date.

-88- (e) Credit Agreement. Administrative Agent shall have received this Agreement (a) executed and delivered by a duly authorized officer of each Credit Party and (b) executed and delivered by a duly authorized officer of each Person that is a Lender on the Closing Date. (f) Filings and Lien Searches. Administrative Agent shall have received (i) UCC financing statements in form appropriate for filing in the jurisdiction of organization of each Credit Party, (ii) results of lien searches conducted in the jurisdictions in which Borrower and its Restricted Subsidiaries are organized and such other jurisdictions as may be requested by the Administrative Agent and (iii) security agreements or other agreements in appropriate form for filing in the United States Patent and Trademark Office and United States Copyright Office with respect to intellectual property of Borrower to the extent required pursuant to the Security Agreement. (g) Security Agreement. (i) Administrative Agent shall have received the Security Agreement and the Initial Perfection Certificate, in each case duly authorized, executed and delivered by the applicable Credit Parties, and (ii) Collateral Agent shall have received, to the extent required pursuant to the Security Agreement and not prohibited by applicable Requirements of Law (including, without limitation, any Gaming Laws), (1) original certificates representing the certificated Pledged Securities (as defined in the Security Agreement) required to be delivered to Collateral Agent pursuant to the Security Agreement, accompanied by original undated stock powers executed in blank, and (2) the promissory notes, intercompany notes, instruments, and chattel paper identified under the name of such Credit Parties in Schedule 7 to the Initial Perfection Certificate (other than such certificates, promissory notes, intercompany notes, instruments and chattel paper that constitute “Excluded Property” (as such term is defined in the Security Agreement)), accompanied by undated notations or instruments of assignment executed in blank, and all of the foregoing shall be reasonably satisfactory to Administrative Agent in form and substance (in each case to the extent required to be delivered to Collateral Agent pursuant to the terms of the Security Agreement). (h) Credit Documents in Full Force and Effect; Fee Letter. The Credit Documents required to be executed and delivered on or prior to the Closing Date shall be in full force and effect. Borrower shall have complied, or shall comply substantially concurrently with the funding of the Loans hereunder, in all respects with its payment obligations under the Fee Letter required to be performed on the Closing Date. (i) Consummation of Transactions. The Transactions shall have been consummated and the consummation thereof shall be in compliance in all material respects with all applicable Laws (including Gaming Laws and Regulation T, Regulation U and Regulation X) and all applicable Gaming Approvals and other applicable regulatory approvals. After giving effect to the Transactions, there shall be no conflict with, or default under, any material Contractual Obligation of Borrower and its Restricted Subsidiaries (except as Administrative Agent shall otherwise agree)). (j) Approvals. Other than as set forth on Schedule 7.01(j) or in Section 8.06 or Section 8.15, all necessary Governmental Authority approvals (including Gaming Approvals) and/or consents in connection with the Transactions shall have been obtained and shall remain in full force and effect. In addition, there shall not exist any judgment, order, injunction or other restraint, and there shall be no pending litigation or proceeding by any Governmental Authority, prohibiting, enjoining or imposing materially adverse conditions upon the Transactions, or on the consummation thereof. (k) Solvency. Administrative Agent shall have received a certificate in the form of Exhibit G from a Responsible Officer of Borrower with respect to the Solvency of Borrower (on a consolidated basis with its Restricted Subsidiaries), immediately after giving effect to the consummation of the Transactions. (l) Payment of Fees and Expenses. To the extent invoiced at least five (5) Business Days prior to the closing date, all reasonable costs, fees, expenses of Administrative Agent, Lead Arrangers, Arrangers and (in the case of fees only) the Lenders required to be paid by this Agreement, the Fee Letter or as otherwise agreed by Borrower, in each case, payable to Administrative Agent, Lead Arrangers, Arrangers and/or Lenders in respect of the Transactions, shall have been paid to the extent due.

-89- (m) Patriot Act. On or prior to the Closing Date, Administrative Agent shall have received at least five (5) days prior to the Closing Date all documentation and other information reasonably requested in writing at least ten (10) days prior to the Closing Date by Administrative Agent that Administrative Agent reasonably determines is required by regulatory authorities from the Credit Parties under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act. (n) Wynn Resorts Financials. Borrower has delivered to the Administrative Agent or made publically available (a) the audited consolidated balance sheets of Wynn Resorts as of December 31, 2013, and the related statements of earnings, changes in stockholders’ equity and cash flows for the fiscal years ended on those dates, together with reports thereon by Ernst & Young LLP, certified public accountants and (b) the unaudited interim consolidated balance sheet of Wynn Resorts and the related statements of earnings, changes in stockholders’ equity and cash flows for the most recent fiscal quarter ending after December 31, 2013 (other than the fourth fiscal quarter of any fiscal year) and at least 45 days prior to the Closing Date. SECTION 7.02. Conditions to All Extensions of Credit. The obligations of the Lenders to make any Loan or otherwise extend any credit to Borrower upon the occasion of each Borrowing or other extension of credit (whether by making a Loan or issuing a Letter of Credit) hereunder (including the initial borrowing) is subject to the further conditions precedent that: (a) No Default or Event of Default; Representations and Warranties True. Both immediately prior to the making of such Loan or other extension of credit and also after giving effect thereto and to the intended use thereof: (i) no Default or Event of Default shall have occurred and be continuing; (ii) each of the representations and warranties made by the Credit Parties in Article VIII and by each Credit Party in each of the other Credit Documents to which it is a party shall be true and correct in all material respects on and as of the date of the making of such Loan or other extension of credit with the same force and effect as if made on and as of such date (it being understood and agreed that any such representation or warranty which by its terms is made as of an earlier date shall be required to be true and correct in all material respects only as such earlier date, and that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the applicable date); and (iii) from and after December 31, 2015 and until the Wynn Massachusetts Project Opening Date, if the Credit Parties have not received Equity Contributions as of such date in an amount equal to or greater than the Equity Contribution Threshold, the aggregate amount of all Revolving Loans outstanding (after giving effect to the requested Revolving Loan) shall not exceed the amount of the Equity Contributions made on or prior to the date such Revolving Loan is made; provided, that prior to the Wynn Massachusetts Project Opening Date Borrower shall not be required to satisfy the conditions in this Section 7.02(a)(iii) in connection with any Loan requested by Borrower to be utilized solely to pay interest or fees due and payable or to become due and payable under this Agreement. (b) Notice of Borrowing. Administrative Agent shall have received a Notice of Borrowing and/or Letter of Credit Request, as applicable, duly completed and complying with Section 4.05. Each Notice of Borrowing or Letter of Credit Request delivered by Borrower hereunder shall constitute a representation and warranty by Borrower that on and as of the date of such notice and on and as of the relevant borrowing date or date of issuance of a Letter of Credit (both immediately before and after giving effect to such borrowing or issuance and the application of the proceeds thereof) that the applicable conditions in Sections 7.01 or 7.02, as the case may be, have been satisfied.

-90- ARTICLE VIII. REPRESENTATIONS AND WARRANTIES Each Credit Party represents and warrants to Administrative Agent, the Collateral Agent and Lenders that, at and as of each Funding Date, in each case immediately before and immediately after giving effect to the transactions to occur on such date (provided, that such representations and warranties made on the Closing Date shall be made giving effect to the Transactions): SECTION 8.01. Corporate Existence; Compliance with Law. (a) Borrower and each Restricted Subsidiary (a) is a corporation, partnership, limited liability company or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b)(i) has all requisite corporate or other power and authority, and (ii) has all governmental licenses, authorizations, consents and approvals necessary to own its Property and carry on its business as now being conducted; and (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary; except, in the case of clauses (b)(ii) and (c) where the failure thereof individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect. (b) Neither Borrower nor any Restricted Subsidiary nor any of its Property is in violation of, nor will the continued operation of Borrower’s or such Restricted Subsidiary’s Property as currently conducted violate, any Requirement of Law or is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violations or defaults would reasonably be expected to have a Material Adverse Effect. SECTION 8.02. Material Adverse Effect. Since December 31, 2013, there shall not have occurred any event or circumstance that has had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. SECTION 8.03. Litigation. Except as set forth on Schedule 8.03, there is no Proceeding (other than any (a) qui tam Proceeding, to which this Section 8.03 is limited to knowledge of any Responsible Officer of Borrower, and (b) normal overseeing reviews of the Gaming Authorities) pending against, or to the knowledge of any Responsible Officer of Borrower, threatened in writing against, Borrower or any of its Restricted Subsidiaries before any Governmental Authority or private arbitrator that (i) either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect or (ii) as of the Closing Date only, challenges the validity or enforceability of any of the Credit Documents. SECTION 8.04. No Breach; No Default. (a) None of the execution, delivery and performance by any Credit Party of any Credit Document to which it is a party nor the consummation of the transactions herein and therein contemplated (including the Transactions) do or will (i) conflict with or result in a breach of, or require any consent (which has not been obtained and is in full force and effect) under (x) any Organizational Document of any Credit Party or (y) subject to Section 13.13, any applicable Requirement of Law (including, without limitation, any Gaming Law) or (z) any order, writ, injunction or decree of any Governmental Authority binding on any Credit Party or (ii) constitute (with due notice or lapse of time or both) a default under any such Contractual Obligation or (iii) result in or require the creation or imposition of any Lien (except for the Liens created pursuant to the Security Documents and other Permitted Liens) upon any Property of any Credit Party pursuant to the terms of any such Contractual Obligation, except with respect to (i)(y), (i)(z), (ii) or (iii) which would not reasonably be expected to result in a Material Adverse Effect. (b) No Default or Event of Default has occurred and is continuing. SECTION 8.05. Action. Borrower and each Restricted Subsidiary has all necessary corporate or other organizational power, authority and legal right to execute, deliver and perform its obligations under each Credit Document to which it is a party and to consummate the transactions herein and therein contemplated; the execution,

-91- delivery and performance by Borrower and each Restricted Subsidiary of each Credit Document to which it is a party and the consummation of the transactions herein and therein contemplated have been duly authorized by all necessary corporate, partnership or other organizational action on its part; and this Agreement has been duly and validly executed and delivered by each Credit Party and constitutes, and each of the Credit Documents to which it is a party when executed and delivered by such Credit Party will constitute, its legal, valid and binding obligation, enforceable against each Credit Party in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general applicability from time to time in effect affecting the enforcement of creditors’ rights and remedies and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). SECTION 8.06. Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any securities exchange are necessary for the execution, delivery or performance by Borrower or any Restricted Subsidiary of the Credit Documents to which it is a party or for the legality, validity or enforceability hereof or thereof or for the consummation of the Transactions, except for: (i) authorizations, approvals or consents of, and filings or registrations with any Governmental Authority or any securities exchange previously obtained, made, received or issued, (ii) filings and recordings in respect of the Liens created pursuant to the Security Documents, (iii) the delivery of executed copies of this Agreement, the Security Agreement and the Notes executed on the Closing Date to the relevant Gaming Authorities, (iv) the filings referred to in Section 8.14, (v) satisfaction of or waiver by the Gaming Authorities of any qualification requirement on the part of the Lenders who do not otherwise qualify, (vi) prior approval of the Transactions by the Gaming Authorities, which approval has been obtained on or prior to the Closing Date, (vii) consents, authorizations and filings that have been obtained or made and are in full force and effect or the failure of which to obtain would not reasonably be expected to have a Material Adverse Effect, (viii) any required approvals (including prior approvals) of the requisite Gaming Authorities that any Agent, Lender or participant is required to obtain from, or any required filings with, requisite Gaming Authorities to exercise their respective rights and remedies under this Agreement and the other Credit Documents (as set forth in Section 13.13) and (ix) prior approval from the Nevada Gaming Commission of the pledge of any Pledged Nevada Gaming Interests (as defined in the Security Agreement). SECTION 8.07. ERISA and Employee Benefit Plan Matters. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, would reasonably be expected to result in a Material Adverse Effect. Except as set forth on Schedule 8.07, as of the Closing Date, no member of the ERISA Group maintains or contributes to any Pension Plan. Each ERISA Entity is in compliance with the presently applicable provisions of ERISA and the Code with respect to each Employee Benefit Plan (other than to the extent such failure to comply would not reasonably be expected to have a Material Adverse Effect). Except as would not reasonably be expected to result in a Material Adverse Effect, no ERISA Entity has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA. SECTION 8.08. Taxes. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) all Tax returns, statements, reports and forms required to be filed with any Governmental Authority by, or with respect to, Borrower and each of its Restricted Subsidiaries have been timely filed (taking into account any applicable extensions) in accordance with all applicable laws; (ii) Borrower and each of its Restricted Subsidiaries has timely paid or made provision for payment of all Taxes shown as due and payable on such returns that have been so filed or that are otherwise due and payable, including in its capacity as a withholding agent (other than Taxes which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP; and (iii) Borrower and each of its Restricted Subsidiaries has made adequate provision in accordance with GAAP for all Taxes payable by Borrower or such Restricted Subsidiary that are not yet due and payable. Neither Borrower nor any of its Restricted Subsidiaries has received written notice of any proposed or pending Tax assessment, audit or deficiency against Borrower or such Restricted Subsidiary that would in the aggregate reasonably be expected to have a Material Adverse Effect. SECTION 8.09. Investment Company Act. Neither Borrower nor any of its Restricted Subsidiaries is an “investment company,” or a company “controlled” by an “investment company” required to be regulated under the Investment Company Act of 1940, as amended.

-92- SECTION 8.10. Environmental Matters. Except as set forth on Schedule 8.10 or as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect: (i) each of Borrower and its Restricted Subsidiaries and each of their businesses, operations and Real Property is in material compliance with, and each has no liability under, any Environmental Law; (ii) each of Borrower and its Restricted Subsidiaries has obtained all Permits material to, and required for, the conduct of their businesses and operations, and the ownership, operation and use of their assets, all as currently conducted, under any Environmental Law; (iii) there has been no Release or threatened Release of Hazardous Material on, at, under or from any real property or facility presently or formerly owned, leased or operated by Borrower or any of its Restricted Subsidiaries that would reasonably be expected to result in liability to Borrower or any of its Restricted Subsidiaries under any Environmental Law; (iv) there is no Environmental Action pending or, to the knowledge of any Responsible Officer of Borrower or any of its Restricted Subsidiaries, threatened, against Borrower or any of its Restricted Subsidiaries or, relating to real property currently or formerly owned, leased or operated by Borrower or any of its Restricted Subsidiaries or relating to the operations of Borrower or its Restricted Subsidiaries; and (v) no circumstances exist that would reasonably be expected to form the basis of an Environmental Action against Borrower or any of its Restricted Subsidiaries, or any of their Real Property, facilities or assets. SECTION 8.11. Use of Proceeds. (a) Borrower will use the proceeds of: (i) Term Facility Loans and Revolving Loans made on the Closing Date to finance the Transactions and for general corporate purposes (including Capital Expenditures with respect to the Wynn Massachusetts Project) and for any other purposes not prohibited by this Agreement, and (ii) Revolving Loans and Term Loans made after the Closing Date for working capital, capital expenditures, Permitted Acquisitions (and other Acquisitions not prohibited hereunder) and general corporate purposes and for any other purposes not prohibited by this Agreement (including Capital Expenditures with respect to the Wynn Massachusetts Project). (b) Neither Borrower nor any of its Restricted Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock. No part of the proceeds of any extension of credit (including any Loans and Letters of Credit) hereunder will be used directly or indirectly and whether immediately, incidentally or ultimately to purchase or carry any Margin Stock or to extend credit to others for such purpose or to refund Indebtedness originally incurred for such purpose or for any other purpose, in each case, that entails a violation of, or is inconsistent with, the provisions of Regulation T, Regulation U or Regulation X. The pledge of any Equity Interests by any Credit Party pursuant to the Security Agreement does not violate such regulations. SECTION 8.12. Subsidiaries. (a) Schedule 8.12(a) sets forth a true and complete list of the following: (i) all the Subsidiaries of Borrower as of the Closing Date; (ii) the name and jurisdiction of incorporation or organization of each such Subsidiary as of the Closing Date; and (iii) as to each such Subsidiary, the percentage and number of each class of Equity Interests of such Subsidiary owned by Borrower and its Subsidiaries as of the Closing Date. (b) Schedule 8.12(b) sets forth a true and complete list of all the Immaterial Subsidiaries as of the Closing Date. (c) Schedule 8.12(c) sets forth a true and complete list of all the Unrestricted Subsidiaries as of the Closing Date. SECTION 8.13. Ownership of Property; Liens. Except as set forth on Schedule 8.13, (a) Borrower and each of its Restricted Subsidiaries has good and valid title to, or a valid (with respect to Real Property) leasehold interest in (or subleasehold interest in or other right to occupy), all assets and Property (including Mortgaged Real Property) (tangible and intangible) owned or occupied by it except where the failure to have such title would not

-93- reasonably be expected to result in a Material Adverse Effect and (b) all such assets and Property are subject to no Liens other than Permitted Liens. All of the assets and Property owned by, leased to or used by Borrower and each of its Restricted Subsidiaries in its respective businesses are in good operating condition and repair in all material respects (ordinary wear and tear and casualty and force majeure excepted) except in each case where the failure of such asset to meet such requirements would not reasonably be expected to result in a Material Adverse Effect. SECTION 8.14. Security Interest; Absence of Financing Statements; Etc. The Security Documents, once executed and delivered, will create, in favor of Collateral Agent for the benefit of the Secured Parties, as security for the obligations purported to be secured thereby, a valid and enforceable security interest in and Lien upon all of the Collateral (subject to applicable Gaming Laws and any applicable provisions set forth in the Security Documents with respect to limitations or exclusions from the requirement to perfect the security interests and Liens on the collateral described therein), and upon (i) filing, recording, registering or taking such other actions as may be necessary with the appropriate Governmental Authorities (including payment of applicable filing and recording taxes), (ii) the taking of possession or control by Collateral Agent of the Pledged Collateral with respect to which a security interest may be perfected only by possession or control which possession or control shall be given to Collateral Agent to the extent possession or control by Collateral Agent is required by the Security Agreement and (iii) delivery of the applicable documents to Collateral Agent in accordance with the provisions of the applicable Security Documents, for the benefit of the Secured Parties, such security interest shall be a perfected security interest in and Lien upon all of the Collateral (subject to any applicable provisions set forth in the Security Documents with respect to limitations or exclusions from the requirement to perfect the security interests and Liens on the collateral described therein) superior to and prior to the rights of all third Persons and subject to no Liens, in each case, other than Permitted Liens. SECTION 8.15. Licenses and Permits. Except as set forth on Schedule 8.15, Borrower and each of its Restricted Subsidiaries hold all material governmental permits, licenses, authorizations, consents and approvals necessary for Borrower and its Restricted Subsidiaries to own, lease, and operate their respective Properties and to operate their respective businesses as presently conducted (collectively, the “Permits”), except for Permits the failure of which to obtain would not reasonably be expected to have a Material Adverse Effect. SECTION 8.16. Disclosure. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of any Credit Party to any Secured Party in connection with this Agreement and the other Credit Documents or included or delivered pursuant thereto, but in each case excluding all projections and general industry or economic data, whether prior to or after the date of this Agreement, when taken as a whole and giving effect to all supplements and updates, do not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not materially misleading. The projections and pro forma financial information furnished at any time by any Credit Party to any Secured Party pursuant to this Agreement have been prepared in good faith based on assumptions believed by Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount and no Credit Party, however, makes any representation as to the ability of any Company to achieve the results set forth in any such projections. SECTION 8.17. Solvency. As of each Funding Date (i) with respect to representations made as of the Closing Date, immediately prior to and immediately following the consummation of the Transactions and the extensions of credit to occur on the Closing Date and (ii) with respect to representations made as of any other Funding Date, immediately following the extensions of credit to occur on such Funding Date, Borrower (on a consolidated basis with its Restricted Subsidiaries) is and will be Solvent (after giving effect to Section 6.07). SECTION 8.18. Intellectual Property. Except as set forth on Schedule 8.18, Borrower and each of its Restricted Subsidiaries owns or possesses adequate licenses or otherwise has the right to use all of the patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, trade secrets, know-how and processes (collectively, “Intellectual Property”) (including, as of the Closing Date, all Intellectual Property listed in Schedules 9(a), 9(b) and 9(c) to the Initial Perfection Certificate) that are necessary for the operation of its business as presently conducted except where failure to own or have such right would not

-94- reasonably be expected to have a Material Adverse Effect and, as of the Closing Date, all registrations listed in Schedules 9(a), 9(b) and 9(c) to the Initial Perfection Certificate are valid and in full force and effect, except where the invalidity of such registrations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 8.18, as of the Closing Date, no claim is pending or, to the knowledge of any Responsible Officer of Borrower, threatened to the effect that Borrower or any of its Restricted Subsidiaries infringes or conflicts with the asserted rights of any other Person under any material Intellectual Property, except for such claims that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 8.18, as of the Closing Date, no claim is pending or, to the knowledge of any Responsible Officer of Borrower, threatened to the effect that any such material Intellectual Property owned or licensed by Borrower or any of its Restricted Subsidiaries or which Borrower or any of its Restricted Subsidiaries otherwise has the right to use is invalid or unenforceable, except for such claims that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. SECTION 8.19. Regulation H. Except for the Real Property listed on Schedule 8.19 attached hereto, as of the Closing Date, no Mortgage encumbers improved real property which is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968. SECTION 8.20. Insurance. Borrower and each of its Restricted Subsidiaries are insured by insurers of recognized financial responsibility (determined as of the date such insurance was obtained) against such losses and risks (other than wind and flood damage) and in such amounts as are prudent and customary in the businesses in which it is engaged, except to the extent that such insurance is not available on commercially reasonable terms. Borrower and each of its Restricted Subsidiaries maintain all insurance required by Flood Insurance Laws (but shall not, for the avoidance of doubt, be required to obtain insurance with respect to wind and flood damage unless and to the extent required by such Flood Insurance Laws). SECTION 8.21. Real Estate. (a) Schedule 8.21(a) sets forth a true, complete and correct list of all material Real Property owned and all material Real Property leased by Borrower or any of its Restricted Subsidiaries as of the Closing Date, including a brief description thereof, including, in the case of leases, the street address (to the extent available) and landlord name. (b) Except as set forth on Schedule 8.21(b), as of the Closing Date, to the best of knowledge of any Responsible Officer of Borrower no Taking has been commenced or is contemplated with respect to all or any portion of the Real Property or for the relocation of roadways providing access to such Real Property that either individually or in the aggregate would reasonably be expected to have a Material Adverse Effect. SECTION 8.22. Anti-Terrorism Law. (a) No Credit Party and, to the knowledge of any Responsible Officer of Borrower, none of its Affiliates, or any broker or other agent of any Credit Party acting in any capacity in connection with the Loans or Letters of Credit, is in violation in any material respect of any Requirement of Law relating to terrorism or money laundering (“Anti-Terrorism Laws”), including Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (the “Executive Order”), and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56 (the “Patriot Act”). (b) No Credit Party and, to the knowledge of any Responsible Officer of Borrower, no Affiliate, officer, director, employee or broker or other agent of any Credit Party acting or benefiting in any capacity in connection with the Loans or Letter of Credit is any of the following: (i) a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

-95- (ii) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order; (iii) a Person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; (iv) a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order; (v) a Person that is named as a “specially designated national and blocked Person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) at its official website or any replacement website or other replacement official publication of such list, or that is owned 50% or more by any such Persons; or (vi) a Person that is located, organized or resident in a Designated Jurisdiction. SECTION 8.23. Anti-Corruption Laws/Bribery. Neither Borrower, nor any of its Subsidiaries nor, to the knowledge of any Responsible Officer of Borrower, none of its Affiliates, directors, brokers or agents acting in any capacity in connection with the Loans or Letters of Credit, is in violation in any material respect of any Requirement of Law relating to any anti-bribery or anti-corruption laws or regulations in any applicable jurisdiction. SECTION 8.24. Labor Matters. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (a) there are no strikes or other labor disputes against Borrower or any of its Restricted Subsidiaries pending or, to the knowledge of Borrower, threatened and (b) the hours worked by and payments made to employees of Borrower or any of its Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Law dealing with such matters. ARTICLE IX. AFFIRMATIVE COVENANTS Each Credit Party, for itself and on behalf of its Restricted Subsidiaries, covenants and agrees with Administrative Agent, Collateral Agent and Lenders that until the Obligations have been Paid in Full, (and each Credit Party covenants and agrees that it will cause its Restricted Subsidiaries to observe and perform the covenants herein set forth applicable to any such Restricted Subsidiary): SECTION 9.01. Existence; Business Properties. (a) Borrower and each of its Restricted Subsidiaries shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except in a transaction permitted by Section 10.05 or, in the case of any Restricted Subsidiary, where the failure to perform such obligations, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. (b) Borrower and each of its Restricted Subsidiaries shall do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of its business except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect; comply with all applicable Requirements of Law (including any and all Gaming Laws and any and all zoning, building, ordinance, code or approval or any building permits or any restrictions of record or agreements affecting the Real Property) and decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted, except where the failure to comply, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect and at all times maintain and preserve all of its property and keep such property in good repair, working order and condition (ordinary wear and tear and casualty and force majeure excepted) except where the failure to do so individually or in the aggregate would not reasonably be expected to result in a Material Adverse Effect; provided, however, that nothing in this Section 9.01(b) shall prevent (i) sales,

-96- conveyances, transfers or other dispositions of assets, consolidations or mergers by or involving any Company or any other transaction in accordance with Section 10.05; (ii) the withdrawal by any Company of its qualification as a foreign corporation in any jurisdiction where such withdrawal, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect; or (iii) the abandonment by any Company of any rights, permits, authorizations, copyrights, trademarks, trade names, franchises, licenses and patents that such Company reasonably determines are not useful to its business. SECTION 9.02. Insurance. (a) Borrower and its Restricted Subsidiaries shall maintain with insurers of recognized financial responsibility (determined at the time such insurance is obtained) not Affiliates of Borrower insurance on its Property in at least such amounts and against at least such risks as are customarily insured against by companies engaged in the same or a similar business and operating similar properties in localities where Borrower or the applicable Restricted Subsidiary operates; and furnish to Administrative Agent, upon written request, information as to the insurance carried; provided that Borrower and its Restricted Subsidiaries shall not be required to maintain insurance with respect to wind and flood damage on any property for any insurance coverage period unless, and to the extent, such insurance is required by an applicable Requirement of Law. The Collateral Agent shall be named as an additional insured on all third-party liability insurance policies of Borrower and each of its Restricted Subsidiaries (other than directors and officers liability insurance, insurance policies relating to employment practices liability, crime or fiduciary duties, kidnap and ransom insurance policies, and insurance as to fraud, errors and omissions), and Collateral Agent shall be named as mortgagee/loss payee on all property insurance policies of each such Person. (b) If any portion of any Mortgaged Real Property is at any time is located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), then Borrower shall, or shall cause the applicable Credit Party to (i) to the extent required pursuant to Flood Insurance Laws, maintain, or cause to be maintained, with a financially sound and reputable insurer (determined at the time such insurance is obtained), flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to such Flood Insurance Laws and (ii) deliver to Administrative Agent evidence of such compliance in form and substance reasonably acceptable to Administrative Agent. SECTION 9.03. Taxes. Borrower and each of its Restricted Subsidiaries shall timely file all Tax returns, statements, reports and forms required to be filed by it and pay and discharge before the same shall become delinquent all Taxes imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent; provided, however, that (a) such payment and discharge shall not be required with respect to any such Taxes so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and Borrower and each of its Subsidiaries shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP or (b) such filing or payment and discharge shall not be required in the event the failure to file or make payment and discharge would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. SECTION 9.04. Financial Statements, Etc. Borrower shall deliver to Administrative Agent for distribution by Administrative Agent to the Lenders (unless a Lender expressly declines in writing to accept): (a) Quarterly Financials. As soon as available and in any event within 45 days (or, in the case of each fiscal quarter ending prior to the first full fiscal quarter following the fiscal quarter in which the earlier of the Wynn Las Vegas Reorganization or the Wynn Massachusetts Project Opening Date occurs, within 75 days following the end of such fiscal quarter) after the end of each of the first three quarterly fiscal periods of each fiscal year beginning with the fiscal quarter ending March 30, 2015, consolidated statements of operations, cash flows and stockholders’ equity of Consolidated Companies for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheet of Consolidated Companies as at the end of such period, setting forth in each case in comparative form the corresponding consolidated statements of operations, cash flows and stockholders’ equity for the corresponding period in the

-97- preceding fiscal year to the extent such financial statements are available, accompanied by a certificate of a Responsible Officer of Borrower, which certificate shall state that said consolidated financial statements fairly present in all material respects the consolidated financial condition, results of operations and cash flows of Consolidated Companies in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments and except for the absence of footnotes); (b) Annual Financials. As soon as available and in any event within 90 days after the end of each fiscal year beginning with the fiscal year ending December 31, 2014 (provided that, in respect of any fiscal year ending prior to the earlier of the Wynn Las Vegas Reorganization or the Wynn Massachusetts Project Opening Date, such information shall be delivered as soon as available and in any event within 105 days after the end of such fiscal year), consolidated statements of operations, cash flows and stockholders’ equity of Consolidated Companies for such year and the related consolidated balance sheet of Consolidated Companies as at the end of such year, setting forth in each case in comparative form the corresponding information as of the end of and for the preceding fiscal year to the extent such financial statements are available, and, in the case of such consolidated financial statements, accompanied by an opinion, without a going concern or similar qualification or exception as to scope (other than any going concern or similar qualification or exception related to the maturity or refinancing of Indebtedness under the Credit Documents or Credit Agreement Refinancing Indebtedness or prospective compliance with the financial maintenance covenants), thereon of Ernst & Young LLP or other independent certified public accountants of recognized national standing which opinion shall state that said consolidated financial statements fairly present in all material respects the consolidated financial condition, results of operations and cash flows of Consolidated Companies as at the end of, and for, such fiscal year in conformity with GAAP, consistently applied (except as noted therein); (c) Compliance Certificate. At the time Borrower furnishes each set of financial statements pursuant to Section 9.04(a) or Section 9.04(b), a certificate of a Responsible Officer of Borrower in the form of Exhibit E hereto (I) to the effect that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail and describing the action that the Companies have taken and propose to take with respect thereto) and (II) from and after the Initial Test Date, setting forth in reasonable detail the computations necessary to determine whether Borrower and its Restricted Subsidiaries are in compliance with Section 10.08 as of the end of the respective fiscal quarter or fiscal year; provided that if such certificate demonstrates an Event of Default with respect to the financial maintenance covenants set forth in Section 10.08, Borrower may deliver, prior to or together with such certificate, a notice of intent to cure (a “Notice of Intent to Cure”) pursuant to Section 11.03 to the extent permitted thereunder; (d) Notice of Default. Promptly after any Responsible Officer of any Company knows that any Default has occurred, a notice of such Default, breach or violation describing the same in reasonable detail and a description of the action that the Companies have taken and propose to take with respect thereto; (e) Environmental Matters. Written notice of any claim, release of Hazardous Material, condition, circumstance, occurrence or event arising under Environmental Law which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (f) Annual Budgets. Beginning with the fiscal year of Borrower commencing on January 1, 2015, as soon as practicable and in any event within 10 days after the approval thereof by the Board of Directors of Borrower (but not later than 90 days (or, if prior to the earlier of the Wynn Las Vegas Reorganization and the Wynn Massachusetts Project Opening Date, 105 days) after the beginning of each fiscal year of Borrower), a consolidated plan and financial forecast for such fiscal year, including a forecasted consolidated balance sheet and forecasted consolidated statements of income and cash flows of Consolidated Companies for such fiscal year and for each quarter of such fiscal year, together with an Officer’s Certificate containing an explanation of the assumptions on which such forecasts are based and stating that such plan and projections have been prepared using assumptions believed in good faith by management of Borrower to be reasonable at the time made (it being recognized by the Lenders that such plan and projections are not to be viewed as fact and that actual results during the period or periods covered by such plan and projections may differ from the forecasted results set forth therein by a material amount and no Company makes any representation as to the ability of any Company to achieve the results set forth in any such plan or projections);

-98- (g) Auditors’ Reports. Promptly upon receipt thereof, copies of all annual, interim or special reports issued to Borrower or any Restricted Subsidiary by independent certified public accountants in connection with each annual, interim or special audit of Borrower’s or such Restricted Subsidiary’s books made by such accountants, including any management letter commenting on Borrower’s or such Restricted Subsidiary’s internal controls issued by such accountants to management in connection with their annual audit; provided, however, that such reports shall only be made available to Administrative Agent and to those Lenders who request such reports through Administrative Agent; (h) Casualty and Damage to Collateral; Perfection Certificate Updates. (i) Prompt written notice of any Casualty Event or other insured damage to any material portion of the Collateral; and (ii) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 9.04(b), a certificate of a Responsible Officer of Borrower setting forth the information required pursuant to Schedules 1(a), 1(b), 1(c), 2, 3, 4(a), 4(b), 5, 6, 7(a), 7(b), 7(c), 8, and 9 to the Perfection Certificate or confirming that there has been no change in such information since the date of the Initial Perfection Certificate or the date of the most recent certificate delivered pursuant to this Section 9.04(h)(ii); (i) Notice of Material Adverse Effect or Covenant Suspension Period. Written notice (i) of the occurrence of any event or occurrence that has had or would reasonably be expected to have a Material Adverse Effect or (ii) Borrower’s determination of the commencement or termination of a Covenant Suspension Period; (j) ERISA Information. Promptly after the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, would reasonably be expected to result in a Material Adverse Effect, a written notice specifying the nature thereof, what action the Companies or other ERISA Entity have taken, are taking or propose to take with respect thereto, and, when known, any action taken or threatened by the IRS, Department of Labor, PBGC or Multiemployer Plan sponsor with respect thereto; and (k) Miscellaneous. Promptly, such financial information, reports, documents and other information with respect to Borrower or any of its Restricted Subsidiaries as Administrative Agent or the Required Lenders may from time to time reasonably request; provided that, notwithstanding the foregoing, nothing in this Section 9.04 shall require delivery of financial information, reports, documents or other information which constitutes attorney work product or is subject to confidentiality agreements or to the extent disclosure thereof would reasonably be expected to result in loss of attorney client privilege with respect thereto. Reports and documents required to be delivered pursuant to Section 9.04 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which Borrower posts such reports and/or documents, or provides a link thereto on Borrower’s website on the Internet at the website address specified below Borrower’s name on the signature hereof or such other website address as provided in accordance with Section 13.02; or (ii) on which such reports and/or documents are posted on Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and Administrative Agent have access (whether a commercial, third- party website (including the website of the SEC) or whether sponsored by Administrative Agent); provided that: Borrower shall provide to Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such reports and/or documents and Administrative Agent shall post such reports and/or documents and notify (which may be by facsimile or electronic mail) each Lender of the posting of any such reports and/or documents. Notwithstanding anything contained herein, in every instance Borrower shall be required to provide the compliance certificate required by Section 9.04(c)(ii) to Administrative Agent in the form of an original paper copy or a .pdf or facsimile copy of the original paper copy. Concurrently with the delivery of financial statements pursuant to Sections 9.04(a) and 9.04(b) above, in the event that, in the aggregate, the Unrestricted Subsidiaries account for greater than 10% of the Consolidated

-99- EBITDA of Borrower and its Subsidiaries on a consolidated basis with respect to the Test Period ended on the last day of the period covered by such financial statements, Borrower shall provide revenues, net income, Consolidated EBITDA (including the component parts thereof), Consolidated Indebtedness and cash and Cash Equivalents on hand of Borrower and its Restricted Subsidiaries, on the one hand, and (y) the Unrestricted Subsidiaries, on the other hand (with Consolidated EBITDA to be determined for such Unrestricted Subsidiaries as if references in the definition of Consolidated EBITDA were deemed to be references to the Unrestricted Subsidiaries). Borrower hereby acknowledges that (a) Administrative Agent will make available to the Lenders and the L/C Lenders materials and/or information provided by or on behalf of Borrower hereunder (collectively, “Borrower Materials”) by posting Borrower Materials on IntraLinks/IntraAgency or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” Borrower shall be deemed to have authorized Administrative Agent, the L/C Lenders and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to Borrower or its securities for purposes of United States Federal and state securities laws (provided however, that to the extent such Borrower Materials constitute information of the type subject to Section 13.10, they shall be treated as set forth in Section 13.10); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” SECTION 9.05. Maintaining Records; Access to Properties and Inspections. Borrower and its Restricted Subsidiaries shall keep proper books of record and account in which entries true and correct in all material respects and in material conformity with GAAP and all material Requirements of Law are made. Borrower and its Restricted Subsidiaries will, subject to applicable Gaming Laws, permit any representatives designated by Administrative Agent to visit and inspect the financial records and the property of Borrower or such Restricted Subsidiary at reasonable times, upon reasonable notice and as often as reasonably requested, and permit any representatives designated by Administrative Agent to discuss the affairs, finances and condition of such Restricted Subsidiaries with the officers thereof and independent accountants therefor (provided Borrower has the opportunity to participate in such meetings); provided that, in the absence of a continuing Event of Default, only one such inspection by such representatives shall be permitted in any fiscal year (and such inspection shall be at Administrative Agent’s expense). Notwithstanding anything to the contrary in this Agreement, no Company will be required to disclose, permit the inspection, examination or making of extracts, or discussion of, any document, information or other matter that (i) in respect of which disclosure to Administrative Agent (or its designated representative) is then prohibited by law or contract or (ii) is subject to attorney-client or similar privilege or constitutes attorney work product. SECTION 9.06. Use of Proceeds; FCPA. Borrower shall use the proceeds of the Loans only for the purposes set forth in Section 8.11. No part of the proceeds of the Loans or Letters of Credit will be used by Borrower, directly or indirectly, and Borrower will not lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, in any case for the purpose of (i) any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of any applicable law related to bribery or corruption, including the United States Foreign Corrupt Practices Act of 1977, as amended, (ii) funding, financing or facilitating any activities, transaction or business of or with any Person, or in any country or territory, that, at the time of such funding, is, subject to Sanctions or in any Designated Jurisdiction, or (iii) any other use that would result in a violation of Sanctions by any Person (including any Person participating in the Loans or Letters of Credit hereunder, whether as underwriter, advisor, investor, or otherwise). Borrower will maintain in effect and enforce policies and procedures designed to

-100- monitor compliance by Borrower, its Subsidiaries and their respective directors, officers, employees and agents with applicable Sanctions and laws related to bribery and anti-corruption. SECTION 9.07. Compliance with Environmental Law. Borrower and its Restricted Subsidiaries shall (a) comply with Environmental Law, and will keep or cause all Real Property to be kept free of any Liens imposed under Environmental Law, unless, in each case, failure to do so would not reasonably be expected to have a Material Adverse Effect; (b) in the event of any Hazardous Material at, on, under or emanating from any Real Property which could result in liability under or a violation of any Environmental Law, in each case which would reasonably be expected to have a Material Adverse Effect, undertake, and/or cause any of their respective tenants or occupants to undertake, at no cost or expense to Administrative Agent, Collateral Agent or any Lender, an appropriate response (as reasonably determined by Borrower) to such event; provided, however, that no Company shall be required to comply with any order or directive which is being contested in good faith and by proper proceedings so long as it has maintained adequate reserves with respect to such compliance to the extent required in accordance with GAAP; and (c) at the written request of Administrative Agent, in its reasonable discretion, provide, at no cost or expense to Administrative Agent, Collateral Agent or any Lender, an environmental site assessment (including, without limitation, the results of any soil or groundwater or other testing conducted at Administrative Agent’s request) concerning any Real Property now or hereafter owned, leased or operated by Borrower or any of its Restricted Subsidiaries, conducted by an environmental consulting firm proposed by such Credit Party and approved by Administrative Agent in its reasonable discretion indicating the presence or absence of Hazardous Material and the potential cost of any required action in connection with any Hazardous Material on, at, under or emanating from such Real Property; provided, however, that such request may be made only if (i) there has occurred and is continuing an Event of Default, or (ii) circumstances exist that reasonably could be expected to form the basis of an Environmental Action against Borrower or any Restricted Subsidiary or any Real Property of Borrower or any of its Restricted Subsidiaries which would reasonably be expected to have a Material Adverse Effect; if Borrower or any of its Restricted Subsidiaries fails to provide the same within sixty (60) days after such request was made (or in such longer period as may be approved by Administrative Agent, in its reasonable discretion), Administrative Agent may but is under no obligation to conduct the same, and Borrower or its Restricted Subsidiary shall grant and hereby grants to Administrative Agent and its agents, advisors and consultants access at reasonable times, and upon reasonable notice to Borrower, to such Real Property and specifically grants Administrative Agent and its agents, advisors and consultants an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment, all at no cost or expense to Administrative Agent, Collateral Agent or any Lender. Administrative Agent will use its commercially reasonable efforts to obtain from the firm conducting any such assessment usual and customary agreements to secure liability insurance and to treat its work as confidential and shall promptly provide Borrower with all documents relating to such assessment. SECTION 9.08. Pledge of Property or Mortgage of Real Property. (a) Subject to compliance with applicable Gaming Laws, if, on or after the Closing Date any Credit Party shall acquire any Property (other than any Real Property or any Property that is subject to a Lien permitted under Section 10.02(i) or Section 10.02(k) to the extent and for so long as the contract or other agreement in which such Lien is granted validly prohibits the creation of Liens securing the Obligations on such Property and to the extent such prohibition is not superseded by the applicable provisions of the UCC), including, without limitation, pursuant to any Permitted Acquisition, or as to which Collateral Agent, for the benefit of the Secured Parties, does not have a perfected Lien and as to which the Security Documents are intended to cover, such Credit Party shall (subject to any applicable provisions set forth in the Security Agreement with respect to limitations on grant of security interests in certain types of assets or Pledged Collateral and limitations or exclusions from the requirement to perfect Liens on such assets or Pledged Collateral) promptly (i) execute and deliver to Collateral Agent such amendments to the Security Documents or such other documents as Collateral Agent deems necessary or advisable in order to grant to Collateral Agent, for the benefit of the Secured Parties, security interests in such Property and (ii) take all actions Collateral Agent deems necessary or advisable to grant to Collateral Agent, for the benefit of the Secured Parties, a perfected security interest (except to the extent limited by applicable Requirements of Law (including, without limitation, any Gaming Laws)), superior to and prior to the rights of all third Persons and subject to no Liens, in each case, other than Permitted Liens, in each case, to the extent such actions are required by the Security Agreement.

-101- (b) If, on or after the Closing Date, any Credit Party (x) acquires, including, without limitation, pursuant to any Permitted Acquisition, a fee or leasehold interest in Real Property located in the United States which Real Property has a fair market value in excess of $75.0 million or (y) develops a Facility on any fee or leasehold interest in Real Property located in the United States which Real Property (including the reasonably anticipated fair market value of the Facility or other improvements to be developed thereon) has a fair market value in excess of $150.0 million, determined on an as-developed basis, in each case, with respect to which a Mortgage was not previously entered into in favor of Collateral Agent (in each case, other than to the extent such Real Property is subject to a Lien permitted under Section 10.02(i) or 10.02(k) securing Indebtedness to the extent and for so long as the contract or other agreement in which such Lien is granted validly prohibits the creation of Liens securing the Obligations on such Real Property), such Credit Party shall, subject to clause (e) below, within ninety (90) days (or such longer period that is reasonably acceptable to Administrative Agent), (i) take such actions and execute such documents as Collateral Agent shall reasonably require to confirm the Lien of an existing Mortgage, if applicable, or to create a new Mortgage on such additional Real Property and (ii) cause to be delivered to Collateral Agent, for the benefit of the Secured Parties, all documents and instruments reasonably requested by Collateral Agent or as shall be necessary in the opinion of counsel to Collateral Agent to create on behalf of the Secured Parties a valid, perfected, mortgage Lien, subject only to Permitted Liens, including the following: (1) a Mortgage in favor of Collateral Agent, for the benefit of the Secured Parties, in form for recording in the recording office of the jurisdiction where such Mortgaged Real Property is situated, together with such other documentation as shall be required to create a valid mortgage Lien under applicable law, which Mortgage and other documentation shall be reasonably satisfactory to Collateral Agent and shall be effective to create in favor of Collateral Agent for the benefit of the Secured Parties a valid, perfected, Mortgage Lien on such Mortgaged Real Property subject to no Liens other than Permitted Liens; (2) with respect to each such Mortgaged Real Property, a policy or policies or marked-up unconditional binder of title insurance, as applicable, paid for by Borrower or its Restricted Subsidiaries, issued by a nationally recognized title insurance company insuring the Lien of each Mortgage entered into pursuant to clause (1) above as a valid first Lien on the Mortgaged Real Property described therein, free of any other Liens except Permitted Liens, together with such customary endorsements available on commercially reasonable terms as the Collateral Agent may reasonably request; provided, that with respect to all Mortgaged Real Property acquired for the Wynn Massachusetts Project, Borrower and its Restricted Subsidiaries shall not be required to obtain title insurance policies related thereto in an amount greater than $1,100.0 million in the aggregate; (3) with respect to each such Mortgaged Real Property, Collateral Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency standard flood hazard determination with respect to such Mortgaged Real Property for which a Mortgage is delivered pursuant to clause (1) above (together with a notice about special flood hazard area status and flood disaster assistance duly executed by Borrower and the applicable Credit Party relating thereto); (4) a survey of each Mortgaged Real Property in such form as shall (x) be required by the title company to remove the standard survey exceptions from the Title Policy with respect to such Mortgaged Real Property and (y) comply with the minimum detail requirements of the American Land Title Association and locate all improvements, public streets and recorded easements affecting such Mortgaged Real Property; and (5) with respect to each Mortgage entered into pursuant to clause (1) above, opinions addressed to the Administrative Agent and the Collateral Agent for its benefit and for the benefit of the Secured Parties of (A) local counsel for Borrower or its Restricted Subsidiaries in each jurisdiction where such Mortgaged Property is located with respect to the enforceability of each such Mortgage and other matters customarily included in such opinions and (B) counsel for Borrower and its Restricted Subsidiaries regarding due authorization, execution and delivery of each such Mortgage, in each case, in form and substance reasonably satisfactory to the Administrative Agent;

-102- provided, that notwithstanding the foregoing, the Credit Parties shall not be required to grant a Mortgage on (i) any leasehold interest in any Real Property entered into after the date hereof that has a fair market value (including the reasonably anticipated fair market value of the Facility or other improvements to be developed thereon) of less than $300.0 million or a remaining term (including options to extend) of less than 10 years or (ii) any leasehold interest in any Real Property if after the exercise of commercially reasonable efforts by the Credit Parties (which shall not include the payment of consideration other than reasonable attorneys’ fees and other expenses incidental thereto), the landlord under such lease has not consented to the granting of a Mortgage. (c) Notwithstanding anything contained in Sections 9.08(a) and 9.08(b) to the contrary, in each case, it is understood and agreed that no Lien(s) and/or Mortgage(s) in favor of Collateral Agent on any after acquired Property of the applicable Credit Party shall be required to be granted or delivered at such time as provided in such Sections (as applicable) as a result of such Lien(s) and/or Mortgage(s) being prohibited by (i) the applicable Gaming Authorities or applicable Law; provided, however, that Borrower has used its commercially reasonable efforts to obtain such approvals or (ii) Contractual Obligation (except to the extent invalidated by the applicable provisions of the UCC). (d) With respect to Lien(s) and/or Mortgage(s) relating to any Property acquired by any Credit Party on or after the Closing Date or any Property of any Additional Credit Party or with respect to any Guarantee of any Additional Credit Party, in each case that were not granted or delivered pursuant to Section 9.08(c) or to the second paragraph in Section 9.11, as the case may be, at such time as Borrower reasonably believes such prohibition no longer exists, Borrower shall (and with respect to any items requiring approval from Gaming Authorities, Borrower shall use commercially reasonable efforts to seek the approval from the applicable Gaming Authorities for such Lien(s), Mortgage(s) and/or Guarantee and, if such approval is so obtained), comply with Sections 9.08(a) and/or 9.08(b) or with Section 9.11, as the case may be. (e) Notwithstanding anything to the contrary contained herein or in any other Loan Document, no actions shall be required pursuant to Section 9.08(b) with respect to any Real Property until May 31, 2015, after which time the Credit Parties shall have ninety (90) days (or such longer period that is reasonably acceptable to Administrative Agent) to satisfy the requirements of Section 9.08(b) with respect to any Real Property previously acquired. SECTION 9.09. Security Interests; Further Assurances. Each Credit Party shall, promptly, upon the reasonable request of Collateral Agent, and so long as such request (or compliance with such request) does not violate any Gaming Law (or, if such request is subject to an approval by the Gaming Authority, Borrower hereby agrees to use commercially reasonable efforts to obtain such approval), at Borrower’s expense, execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record, or cause to be registered, filed or recorded, in an appropriate governmental office, any document or instrument supplemental to or confirmatory of the Security Documents or otherwise deemed by Collateral Agent reasonably necessary or desirable to create, protect or perfect or for the continued validity, perfection and priority of the Liens on the Collateral covered or purported to be covered thereby (subject to any applicable provisions set forth in the Security Agreement with respect to limitations on grant of security interests in certain types of Pledged Collateral and limitations or exclusions from the requirement to perfect Liens on such Pledged Collateral and any applicable Requirements of Law including, without limitation, any Gaming Laws) subject to no Liens other than Permitted Liens; provided that, notwithstanding anything to the contrary herein or in any other Credit Document, in no event shall any Company be required to enter into control agreements with respect to its deposit accounts, securities accounts or commodity accounts. In the case of the exercise by Collateral Agent or the Lenders or any other Secured Party of any power, right, privilege or remedy pursuant to any Credit Document following the occurrence and during the continuation of an Event of Default which requires any consent, approval, registration, qualification or authorization of any Governmental Authority, Borrower and each of its Restricted Subsidiaries shall use commercially reasonable efforts to promptly execute and deliver all applications, certifications, instruments and other documents and papers that Collateral Agent or the Lenders may be so required to obtain. SECTION 9.10. Wynn Las Vegas Reorganization. Borrower shall use commercially reasonable efforts to cause the Wynn Las Vegas Reorganization to occur; provided that immediately prior to giving effect to the consummation of the Wynn Las Vegas Reorganization, the aggregate amount of Indebtedness outstanding at Wynn

-103- Las Vegas and its Restricted Subsidiaries shall not exceed an amount equal to the sum of (a) the principal amount of the Wynn Las Vegas 2020 Notes as of the Closing Date, (b) the principal amount of any additional Indebtedness incurred substantially concurrently with the repayment or refinancing of all or a portion of the Wynn Las Vegas 2020 Notes, and (c) 105% of all Indebtedness (other than the Wynn Las Vegas 2020 Notes) outstanding at Wynn Las Vegas and its Restricted Subsidiaries as of the Closing Date. SECTION 9.11. Additional Credit Parties. Upon (i) any Credit Party creating or acquiring any Subsidiary that is a Wholly Owned Restricted Subsidiary (other than any Excluded Subsidiary) after the Closing Date, (ii) any Wholly Owned Restricted Subsidiary of a Credit Party ceasing to be an Excluded Subsidiary (including, without limitation, an Immaterial Subsidiary being designated pursuant to Section 9.13 as an Excluded Immaterial Subsidiary) or (iii) any Revocation that results in an Unrestricted Subsidiary becoming a Wholly Owned Restricted Subsidiary (other than any Excluded Subsidiary) of a Credit Party (such Wholly Owned Restricted Subsidiary referenced in clause (i), (ii) or (iii) above, an “Additional Credit Party”), such Credit Party shall, assuming and to the extent that it does not violate any Gaming Law or assuming and to the extent it obtains the approval of the Gaming Authority to the extent such approval is required by applicable Gaming Laws (which Borrower hereby agrees to use commercially reasonable efforts to obtain), (A) cause each such Wholly Owned Restricted Subsidiary to promptly (but in any event within 45 days (or 95 days, in the event of any Discharge of any Indebtedness in connection with the acquisition of any such Subsidiary) after the later of such event described in clause (i), (ii) or (iii) above or receipt of such approval (or such longer period of time as Administrative Agent may agree to in its sole discretion), execute and deliver all such agreements, guarantees, documents and certificates (including Joinder Agreements, any amendments to the Credit Documents, lien searches and a Perfection Certificate) as Administrative Agent may reasonably request in order to have such Wholly Owned Restricted Subsidiary become a Guarantor and (B)(I) execute and deliver to Collateral Agent such amendments to or additional Security Documents as Collateral Agent deems necessary or advisable in order to grant to Collateral Agent for the benefit of the Secured Parties, a perfected security interest in the Equity Interests of such Additional Credit Party which are owned by any Credit Party and required to be pledged pursuant to the Security Agreement, (II) deliver to Collateral Agent the certificates (if any) representing such Equity Interests together with in the case of such Equity Interests, undated stock powers endorsed in blank, (III) cause such Additional Credit Party to take such actions necessary or advisable (including executing and delivering a Joinder Agreement) to grant to Collateral Agent for the benefit of the Secured Parties, a perfected security interest in the collateral described in (subject to any requirements set forth in the Security Agreement with respect to limitations on grant of security interests in certain types of assets or Pledged Collateral and limitations or exclusions from the requirement to perfect Liens on such Pledged Collateral and excluding acts with respect to perfection of security interests and Liens not required under, or excluded from the requirements under, the Security Agreement) the Security Agreement and all other Property (limited, in the case of any first-tier Foreign Subsidiary or CFC Holdco, to 65% of the voting Equity Interests and 100% of the non-voting Equity Interests of such Foreign Subsidiary or CFC Holdco) of such Additional Credit Party in accordance with the provisions of Section 9.08 hereof with respect to such Additional Credit Party, or as necessary under applicable law or as may be reasonably requested by Collateral Agent, and (IV) deliver to Collateral Agent all legal opinions reasonably requested by Collateral Agent with respect to such Additional Credit Party relating to the matters described above covering matters similar to those covered in the opinions delivered on the Closing Date; provided, however, that Borrower shall use its commercially reasonable efforts to obtain such approvals for any Mortgage(s) and Lien(s) (including pledge of the Equity Interests of such Subsidiary) to be granted by such Additional Credit Party and for the Guarantee of such Additional Credit Party as soon as reasonably practicable; provided, further, that, solely with respect of the Wynn Las Vegas Entities (including the Wynn Las Vegas Pledge), the requirements of subclause (B) above shall be subject to the limitations in any then outstanding Wynn Las Vegas Notes (provided, however, that (i) with respect to the Wynn Las Vegas Entities, the Borrower shall comply with the requirements of subclause (B) above to the maximum extent permitted by any then outstanding Wynn Las Vegas Notes, including, without limitation, Section 4.09 of the indenture governing the Wynn Las Vegas 2023 Notes and (ii) in connection with the Borrower’s compliance with clause (i) of this proviso, (x) the Borrower and the Administrative Agent shall amend or otherwise modify, without the consent of any other party, the Security Documents to the extent necessary to effectuate such compliance) and (y) the Administrative Agent shall enter into such intercreditor agreements (in forms reasonably satisfactory to the Adminsitrative Agent) with respect to the Wynn Las Vegas Pledge with the holders of the Wynn Las Vegas Notes to the extent necessary to effectuate such complaince. All of the foregoing actions shall be at the sole cost and expense of the Credit Parties.

-104- Notwithstanding the foregoing in this Section 9.11 to the contrary, it is understood and agreed that no Lien(s), Mortgage(s) and/or Guarantee of the applicable Additional Credit Party shall be required to be granted or delivered at such time as provided in the paragraph above in this Section 9.11 as a result of such Lien(s), Mortgage(s) and/or Guarantee being prohibited (i) by the applicable Gaming Authorities, any other applicable Governmental Authorities or applicable Law; provided, however, that Borrower has used its commercially reasonable efforts to obtain such approvals for such Lien(s), Mortgage(s) and/or Guarantee or (ii) any Contractual Obligation (except to the extent superseded by the applicable provisions of the UCC). SECTION 9.12. Limitation on Designations of Unrestricted Subsidiaries. (a) Borrower may, on or after the earlier of the Wynn Las Vegas Reorganization and the Wynn Massachusetts Project Opening Date, designate any Subsidiary of Borrower (other than a Subsidiary of Borrower which owns one or more Principal Assets) as an “Unrestricted Subsidiary” under this Agreement (a “Designation”) only if: (i) no Default or Event of Default shall have occurred and be continuing at the time of or immediately after giving effect to such Designation; (ii) Borrower would be permitted under this Agreement to make an Investment at the time of Designation (assuming the effectiveness of such Designation) in an amount (the “Designation Amount”) equal to the sum of (A) the fair market value of the Equity Interest of such Subsidiary owned by Borrower and/or any of the Restricted Subsidiaries on such date and (B) the aggregate amount of Indebtedness of such Subsidiary owed to Borrower and the Restricted Subsidiaries on such date; and (iii) after giving effect to such Designation, (x) prior to the Initial Test Date, the Consolidated Senior Secured Net Leverage Ratio calculated on a Pro Forma Basis shall not exceed 2.50 to 1.00 as of the most recent Calculation Date and (y) from and after the Initial Test Date, Borrower shall be in compliance on a Pro Forma Basis with the Financial Maintenance Covenant (whether or not then in effect) as of the most recent Calculation Date. Upon any such Designation, Borrower and its Restricted Subsidiaries shall be deemed to have made an Investment in such Unrestricted Subsidiary in an amount equal to the Designation Amount. (b) Borrower may revoke any Designation of a Subsidiary as an Unrestricted Subsidiary (a “Revocation”), whereupon such Subsidiary shall then constitute a Restricted Subsidiary, if: (i) no Default or Event of Default shall have occurred and be continuing at the time and immediately after giving effect to such Revocation; (ii) after giving effect to such Revocation, (x) prior to the Initial Test Date, the Consolidated Senior Secured Net Leverage Ratio calculated on a Pro Forma Basis shall not exceed 2.50 to 1.00 as of the most recent Calculation Date and (y) from and after the Initial Test Date, Borrower shall be in compliance on a Pro Forma Basis with the Financial Maintenance Covenant (whether or not then in effect) as of the most recent Calculation Date; and (iii) all Liens and Indebtedness of such Unrestricted Subsidiary and its Subsidiaries outstanding immediately following such Revocation would, if incurred at the time of such Revocation, have been permitted to be incurred for all purposes of this Agreement. (c) All Designations and Revocations occurring after the Closing Date must be evidenced by an Officer’s Certificate of Borrower delivered to Administrative Agent with the Responsible Officer so executing such certificate certifying compliance with the foregoing provisions of Section 9.12(a) (in the case of any such Designations) and of Section 9.12(b) (in the case of any such Revocations).

-105- (d) If Borrower designates a Guarantor as an Unrestricted Subsidiary in accordance with this Section 9.12, the Obligations of such Guarantor under the Credit Documents shall terminate and be of no further force and effect and all Liens granted by such Guarantor under the applicable Security Documents shall terminate and be released and be of no further force and effect, and all Liens on the Equity Interests and debt obligations of such Guarantor shall be terminated and released and of no further force and effect, in each case, without any action required by Administrative Agent or Collateral Agent. At Borrower’s request, Administrative Agent and Collateral Agent will execute and deliver any instrument evidencing such termination and Collateral Agent shall take all actions appropriate in order to effect such termination and release of such Liens and without recourse or warranty by Collateral Agent (including the execution and delivery of appropriate UCC termination statements and such other instruments and releases as may be necessary and appropriate to effect such release). Any such foregoing actions taken by Administrative Agent and/or Collateral Agent shall be at the sole cost and expense of Borrower. SECTION 9.13. Limitation on Designation of Immaterial Subsidiaries. (a) If for any reason the aggregate fair market value of the assets of all the Immaterial Subsidiaries exceeds the Immaterial Subsidiary Threshold Amount, then, promptly after the occurrence of such event that causes the aggregate fair market value of all Immaterial Subsidiaries to exceed the Immaterial Subsidiary Threshold Amount, Borrower shall designate (an “Excluded Designation”) one or more Immaterial Subsidiaries as no longer constituting Immaterial Subsidiaries for all purposes of this Agreement (an “Excluded Immaterial Subsidiary”) as may be necessary to ensure that the Immaterial Subsidiary Threshold is satisfied. Borrower may redesignate (a “Redesignation”) an Excluded Immaterial Subsidiary as constituting an Immaterial Subsidiary for purposes of this Agreement so long as such redesignated Excluded Immaterial Subsidiary is in compliance with the requirements of the definition of Immaterial Subsidiary and such Redesignation does not cause or otherwise result in the aggregate fair market value of the assets of all Immaterial Subsidiaries (after giving effect to the Redesignation of the Excluded Immaterial Subsidiary as an Immaterial Subsidiary) to exceed the Immaterial Subsidiary Threshold Amount. For purposes of this Section 9.13(a), fair market value shall be determined as of the most recent Calculation Date. (b) Any such Excluded Designation or Redesignation must be evidenced by an Officer’s Certificate of Borrower delivered to Administrative Agent with the Responsible Officer executing such certificate certifying compliance with the foregoing provisions of Section 9.13(a). (c) If Borrower redesignates an Excluded Immaterial Subsidiary as an Immaterial Subsidiary in accordance with this Section 9.13, so long as no Default or Event of Default exists, the Obligations of such Excluded Immaterial Subsidiary (as a Guarantor) under the Credit Documents shall terminate and be of no further force and all Liens granted by such Excluded Immaterial Subsidiary (as a Guarantor) under the applicable Security Documents shall terminate and be released and be of no further force and effect, in each case, without any action required by Administrative Agent or Collateral Agent. At Borrower’s request, Administrative Agent and Collateral Agent will execute and deliver any instrument evidencing such termination and Collateral Agent shall take all actions appropriate in order to effect the termination and release of such Lien and without recourse or warranty by Collateral Agent (including the execution and delivery of appropriate UCC termination statements and such other instruments and releases as may be necessary and appropriate to effect such release). Any such foregoing actions taken by Administrative Agent and/or Collateral Agent shall be at the sole cost and expense of Borrower. SECTION 9.14. Wynn Las Vegas Distributions. From and after the occurrence of the Wynn Las Vegas Reorganization and until the Wynn Las Vegas 2020 and 2022 Note Repayment and to the maximum extent permitted by the Wynn Las Vegas Notes and other Contractual Obligations and applicable law, Borrower shall cause Wynn Las Vegas to distribute to Borrower or such other Credit Parties on a quarterly basis all unrestricted cash and Cash Equivalents held by the Wynn Las Vegas Subsidiaries that are Restricted Subsidiaries other than such unrestricted cash and cash equivalents that in the good faith determination of Wynn Las Vegas is necessary or advisable to maintain with such Wynn Las Vegas Subsidiaries for general corporate purposes, including without limitation anticipated future Capital Expenditures. SECTION 9.15. Ratings. Borrower shall use commercially reasonable efforts to obtain ratings from each of Moody’s and S&P for the Term Facility Loans prior to the date that is 270 days after the Closing Date.

-106- ARTICLE X. NEGATIVE COVENANTS Each Credit Party, for itself and on behalf of its Restricted Subsidiaries, covenants and agrees with the Administrative Agent, Collateral Agent and Lenders that until the Obligations have been Paid in Full (and each Credit Party covenants and agrees that it will cause its Restricted Subsidiaries to observe and perform the covenants herein set forth applicable to any such Restricted Subsidiary): SECTION 10.01. Indebtedness. Borrower and its Restricted Subsidiaries will not incur any Indebtedness, except: (a) Indebtedness incurred pursuant to this Agreement and the other Credit Documents; (b) Indebtedness outstanding on the Closing Date and listed on Schedule 10.01, and any Permitted Refinancings thereof; (c) Indebtedness under any Swap Contracts (including, without limitation, any Interest Rate Protection Agreements); provided that such Swap Contracts are entered into for bona fide hedging activities and not for speculative purposes; (d) intercompany Indebtedness of Borrower and the Restricted Subsidiaries to Borrower or other Restricted Subsidiaries; (e) from and after the Wynn Las Vegas Reorganization, Indebtedness under the Wynn Las Vegas Notes, any other Indebtedness permitted pursuant to Section 9.10 and, if the Wynn Las Vegas 2020 Notes have not been refinanced prior to the Wynn Las Vegas Reorganization, the principal amount of any additional Indebtedness incurred substantially concurrently with the repayment or refinancing of all or a portion of the Wynn Las Vegas 2020 Notes and, in each case, Permitted Refinancings thereof; (f) Indebtedness in respect of workers’ compensation claims, self-insurance obligations, performance bonds, surety appeal or similar bonds, bank guarantees, warehouse receipts, completion guarantees, letters of credit and similar instruments provided by Borrower or any of its Restricted Subsidiaries in the ordinary course of its business (including to support Borrower’s or any of its Restricted Subsidiaries’ performance obligations, trade letters of credit and applications for Gaming Licenses or for the purposes referenced in this clause (f)); (g) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within five (5) Business Days of its incurrence; (h) Indebtedness (other than Indebtedness referred to in Section 10.01(b)) in respect of Purchase Money Obligations and Capital Lease Obligations and refinancings or renewals thereof in an aggregate principal amount not to exceed at any time outstanding $150.0 million; (i) Indebtedness arising in connection with endorsement of instruments for deposit in the ordinary course of business; (j) guarantees by Borrower or Restricted Subsidiaries of Indebtedness otherwise permitted to be incurred by Borrower or any Restricted Subsidiary under this Section 10.01; (k) Indebtedness of a Person that becomes a Subsidiary of Borrower or any of its Restricted Subsidiaries after the date hereof in connection with a Permitted Acquisition or other Acquisition permitted hereunder; provided, however, that such Indebtedness existed at the time such Person became a Subsidiary and was not created in anticipation or contemplation thereof, and Permitted Refinancings thereof;

-107- (l) (i) from and after the earlier of the Wynn Las Vegas Reorganization and the Wynn Massachusetts Project Opening Date, Permitted Unsecured Indebtedness and Permitted Second Lien Indebtedness in an aggregate principal amount not to exceed $1.0 billion prior to the Wynn Massachusetts Project Opening Date and $1.5 billion from and after the Wynn Massachusetts Project Opening Date, so long as in any such case (x) prior to the Initial Test Date, immediately after giving effect to such Indebtedness, the Consolidated Senior Secured Net Leverage Ratio calculated on a Pro Forma Basis shall not exceed 2.50 to 1.00 as of the most recent Calculation Date, (y) from and after the Initial Test Date, immediately after giving effect to such Indebtedness Borrower shall be in compliance on a Pro Forma Basis with the Financial Maintenance Covenant (whether or not then in effect) as of the most recent Calculation Date and (z) no Event of Default shall have occurred and be continuing after giving effect thereto and (ii) Permitted Refinancings of any Indebtedness incurred pursuant to clause (i) so long as (x) in the case of Permitted Refinancings of Permitted Second Lien Indebtedness, such Permitted Refinancings qualify as either Permitted Second Lien Indebtedness or Permitted Unsecured Indebtedness or (y) in the case of Permitted Refinancings of Permitted Unsecured Indebtedness, such Permitted Refinancings qualify as Permitted Unsecured Indebtedness; (m) (i) from and after the earlier of the Wynn Las Vegas Reorganization and the Wynn Massachusetts Project Opening Date, Permitted First Lien Indebtedness in an aggregate principal amount not to exceed the sum of (A) $250.0 million prior to the Wynn Massachusetts Project Opening Date and $500.0 million from and after the Wynn Massachusetts Project Opening Date and (B) the aggregate principal amount of Development Financing (including Permitted Refinancings thereof) that no longer qualifies as Development Financing pursuant to clause (B) of the definition thereof, so long as in any such case (x) prior to the Initial Test Date, immediately after giving effect to such Indebtedness the Consolidated Senior Secured Net Leverage Ratio shall not exceed 2.50 to 1.00 on a Pro Forma Basis as of the most recent Calculation Date, (y) from and after the Initial Test Date, immediately after giving effect to such Indebtedness Borrower shall be in compliance on a Pro Forma Basis with the Financial Maintenance Covenant (whether or not then in effect) as of the most recent Calculation Date and (z) no Event of Default shall have occurred and be continuing after giving effect thereto, and (ii) Permitted Refinancings of any Indebtedness incurred pursuant to clause (i) so long as such Permitted Refinancings qualify as Permitted First Lien Indebtedness, Permitted Second Lien Indebtedness or Permitted Unsecured Indebtedness; (n) from and after the earlier of the Wynn Las Vegas Reorganization and the Wynn Massachusetts Project Opening Date, unsecured Indebtedness of the kind described in clause (d) of the definition of “Indebtedness” so long as, in the case of any such Indebtedness other than earn-out obligations, at the time of incurrence thereof, (i) no Event of Default shall have occurred and be continuing after giving effect thereto and (ii) (x) prior to the Initial Test Date, the Consolidated Senior Secured Net Leverage Ratio shall not exceed 2.50 to 1.00 on a Pro Forma Basis as of the most recent Calculation Date and (y) from and after the Initial Test Date, Borrower and its Restricted Subsidiaries shall be in compliance with the Financial Maintenance Covenant (whether or not then in effect) on a Pro Forma Basis as of the most recent Calculation Date (whether or not then in effect); (o) Permitted Unsecured Refinancing Debt, Permitted First Priority Refinancing Debt and Permitted Second Priority Refinancing Debt; (p) Indebtedness of Restricted Subsidiaries that are Foreign Subsidiaries in an aggregate principal amount not to exceed (x) prior to the earlier of the Wynn Las Vegas Reorganization and the Wynn Massachusetts Project Opening Date, $5.0 million and (y) thereafter, $100.0 million at any time outstanding, so long as such Indebtedness is not guaranteed by any Credit Party; (q) Indebtedness of Borrower or any Restricted Subsidiary in an aggregate principal amount not to exceed as of the time of incurrence thereof $75.0 million; (r) Indebtedness consisting of the financing of insurance premiums in the ordinary course of business; (s) Investments under Section 10.04(l), 10.04(q), 10.04(s) and 10.04(w) consisting of guarantees; (t) [Reserved]; (u) Development Financing (including Permitted Refinancings thereof);

-108- (v) [Reserved]; (w) Intercompany Contribution Indebtedness (it being acknowledged that Wynn Resorts may fund its obligations under the Completion Guaranty in the form of Intercompany Contribution Indebtedness); and (x) from and after the Wynn Las Vegas Reorganization, the incurrence of Indebtedness in an amount not to exceed the greater of (i) the Aircraft Note and (ii) 100% of the fair market value of the Aircraft, which in either case is secured only by Liens permitted by Section 10.02(ii). For purposes of determining compliance with this Section 10.01, (A) Indebtedness need not be permitted solely by reference to one category of permitted Indebtedness described in Sections 10.01(a) through (x) but may be permitted in part under any combination thereof and (B) in the event that an item of Indebtedness (or any portion thereof) meets the criteria of one or more of the categories of permitted Indebtedness described in Sections 10.01(a) through (x), Borrower shall, in its sole discretion, classify or reclassify, or later divide, classify or reclassify, such item of Indebtedness (or any portion thereof) in any manner that complies with this Section 10.01 and will only be required to include the amount and type of such item of Indebtedness (or any portion thereof) in one of the above clauses and such item of Indebtedness (or any portion thereof) shall be treated as having been incurred or existing pursuant to only one of such clauses, provided, that all Indebtedness under this Agreement outstanding on the Closing Date shall at all times be deemed to have been incurred pursuant to clause (a) of this Section 10.01 and may not be reclassified. In addition, with respect to any Indebtedness that was permitted to be incurred hereunder on the date of such incurrence, any Increased Amount of such Indebtedness shall also be permitted hereunder after the date of such incurrence. Additionally, for purposes of determining compliance with Section 10.01, if the use of proceeds from any incurrence, issuance or assumption of Indebtedness is to fund the refinancing of any Indebtedness, then such refinancing shall be deemed to have occurred substantially simultaneously with such incurrence, issuance or assumption so long as (1) such refinancing occurs on the same Business Day as such incurrence, issuance or assumption, (2) if such proceeds will be offered (through a tender offer or otherwise) to the holders of such Indebtedness to be refinanced, the proceeds thereof are deposited with a trustee, agent or other representative for such holders pending the completion of such offer on the same Business Day as such incurrence, issuance or assumption (and such proceeds are ultimately used in the consummation of such offer or otherwise used to refinance Indebtedness), (3) if such proceeds will be used to fund the redemption, discharge or defeasance of such Indebtedness to be refinanced, the proceeds thereof are deposited with a trustee, agent or other representative for such Indebtedness pending such redemption, discharge or defeasance on the same Business Day as such incurrence, issuance or assumption or (4) the proceeds thereof are otherwise set aside to fund such refinancing pursuant to procedures reasonably agreed with the Administrative Agent. SECTION 10.02. Liens. Neither Borrower nor any Restricted Subsidiary shall create, incur, grant, assume or permit to exist, directly or indirectly, any Lien on any Property now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except (the “Permitted Liens”): (a) Liens for Taxes not yet due and payable or delinquent, or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP; (b) Liens in respect of property of Borrower or any Restricted Subsidiary imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers’, warehousemen’s, materialmen’s, landlord’s and mechanics’ liens, maritime liens and other similar Liens arising in the ordinary course of business (i) for amounts not yet overdue for a period of ninety (90) days, (ii) for amounts that are overdue for a period in excess of ninety (90) days that are being contested in good faith by appropriate proceedings (inclusive of amounts that remain unpaid as a result of bona fide disputes with contractors, including where the amount unpaid is greater than the amount in dispute), so long as adequate reserves have been established in accordance with GAAP or (iii) for amounts that are overdue for a period in excess of ninety (90) days not to exceed $10.0 million in the aggregate;

-109- (c) Liens securing Indebtedness incurred pursuant to Section 10.01(b) and listed on Schedule 10.02; provided, however, that (i) such Liens do not encumber any Property of Borrower or any Restricted Subsidiary other than (x) any such Property subject thereto on the Closing Date, (y) after-acquired property that is affixed or incorporated into Property covered by such Lien and (z) proceeds and products thereof, and (ii) the amount of Indebtedness secured by such Liens does not increase, except as contemplated by Section 10.01(b); (d) easements, rights-of-way, restrictions (including zoning restrictions), covenants, conditions, encroachments, protrusions and other similar charges or encumbrances, and minor title deficiencies on or with respect to any Real Property, in each case whether now or hereafter in existence, not (i) securing Indebtedness and (ii) individually or in the aggregate materially interfering with the conduct of the business of Borrower and its Restricted Subsidiaries, taken as a whole; (e) Liens arising out of judgments or awards not resulting in an Event of Default; (f) Liens (other than any Lien imposed by ERISA) (i) imposed by law or deposits made in connection therewith in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, (ii) incurred in the ordinary course of business to secure the performance of tenders, statutory obligations (other than excise taxes), surety, stay, customs and appeal bonds, statutory bonds, bids, leases, government contracts, trade contracts, rental obligations (limited, in the case of rental obligations, to security deposits and deposits to secure obligations for taxes, insurance, maintenance and similar obligations), utility services, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), (iii) arising by virtue of deposits made in the ordinary course of business to secure liability for premiums to insurance carriers or (iv) Liens on deposits made to secure Borrower’s or any of its Subsidiaries’ Gaming License applications or to secure the performance of surety or other bonds issued in connection therewith; provided, however, that to the extent such Liens are not imposed by Law, such Liens shall in no event encumber any Property other than cash and Cash Equivalents or, in the case of clause (iii), proceeds of insurance policies; (g) Leases with respect to the assets or properties of any Credit Party or its respective Subsidiaries (including Leases of any portion of any Facility to persons who, either directly or through Affiliates of such persons, intend to operate or manage nightclubs, bars, restaurants, recreation areas, spas, pools, exercise or gym facilities, or entertainment or retail venues or similar, related or other establishments or facilities within any Facility), in each case entered into in the ordinary course of such Credit Party’s or Subsidiary’s business so long as each of the Leases entered into after the date hereof with respect to Real Property constituting Collateral (for purposes of clarification, excluding any such Leases on Real Property acquired in connection with an Acquisition (including the Wynn Las Vegas Reorganization)) are subordinate in all respects to the Liens granted and evidenced by the Security Documents and do not, individually or in the aggregate, (x) interfere in any material respect with the ordinary conduct of the business of the Credit Parties and their respective Subsidiaries, taken as a whole, or (y) materially impair the use (for its intended purposes) or the value of the Properties of the Credit Parties and their respective Subsidiaries, taken as a whole; provided that upon the request of Borrower, the Collateral Agent shall enter into a customary subordination and non-disturbance and attornment agreement in connection with any such Lease; (h) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by Borrower or such Restricted Subsidiary in the ordinary course of business; (i) Liens arising pursuant to Purchase Money Obligations or Capital Lease Obligations (and refinancings or renewals thereof), in each case, incurred pursuant to Section 10.01(h); provided, however, that (i) the Indebtedness secured by any such Lien (including refinancings thereof) does not exceed 100% of the cost of the property being acquired, constructed, improved or leased at the time of the incurrence of such Indebtedness plus, the fees and expenses related thereto (plus, in the case of refinancings, accrued interest on the Indebtedness refinanced and fees and expenses relating thereto) and (ii) any such Liens attach only to the property being financed pursuant to such Purchase Money Obligations or Capital Lease Obligations (or in the case of refinancings which were previously financed pursuant to such Purchase Money Obligations or Capital Lease Obligations) (and directly related assets, including proceeds and replacements thereof and proceeds of such financing and any account solely used to hold such proceeds) and do not encumber any other Property of Borrower or any Restricted Subsidiary (it

-110- being understood that all Indebtedness to a single lender shall be considered to be a single Purchase Money Obligation, whether drawn at one time or from time to time but that individual financings provided by one lender may be cross-collateralized to other financings provided by such lender and incurred under Section 10.01(h)); (j) bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and Cash Equivalents on deposit in one or more accounts maintained by Borrower or any Restricted Subsidiary, in each case granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank with respect to cash management and operating account arrangements, including those involving pooled accounts and netting arrangements; provided, however, that, unless such Liens are non-consensual and arise by operation of law, in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness; (k) Liens on assets of a Person existing at the time such Person is acquired or merged with or into or consolidated with Borrower or any Restricted Subsidiary (and not created in connection with or in anticipation or contemplation thereof); provided, however, that such Liens do not extend to assets not subject to such Liens at the time of acquisition (other than improvements and attachments thereon, accessions thereto and proceeds thereof) and are no more favorable to the lienholders than the existing Lien; (l) in addition to Liens otherwise permitted by this Section 10.02, other Liens incurred with respect to any Indebtedness or other obligations of Borrower or any of its Subsidiaries; provided, however, that (A) the aggregate principal amount of such Indebtedness secured by such Liens shall not exceed as of the time of incurrence $75.0 million in the aggregate, and (B) any such Liens on Collateral shall be junior or otherwise subordinated in all respects to any Liens in favor of Collateral Agent on any of the Collateral to the reasonable satisfaction of Administrative Agent; (m) licenses of Intellectual Property granted by Borrower or any Restricted Subsidiary in the ordinary course of business and not interfering in any material respect with the ordinary conduct of the business of Borrower and its Restricted Subsidiaries, taken as a whole; (n) Liens pursuant to the Credit Documents, including, without limitation, Liens related to Cash Collateralizations; (o) Liens associated with the Wynn Las Vegas Pledge; (p) Liens arising under applicable Gaming Laws; provided, however, that no such Lien constitutes a Lien securing repayment of Indebtedness for borrowed money; (q) (i) Liens pursuant to leases entered into for the purpose of, or with respect to, operating or managing Facilities, which Liens are limited to the leased property under the applicable lease and granted to the landlord under such lease for the purpose of securing the obligations of the tenant under such lease to such landlord and (ii) Liens on cash and Cash Equivalents (and on the related escrow accounts or similar accounts, if any) required to be paid to the lessors (or lenders to such lessors) under such leases or maintained in an escrow account or similar account pending application of such proceeds in accordance with the applicable lease; (r) Liens to secure Indebtedness incurred pursuant to Section 10.01(p); provided that such Liens do not encumber any Property of Borrower or any Restricted Subsidiary other than any Foreign Subsidiary; (s) Prior Mortgage Liens with respect to the applicable Mortgaged Real Property; (t) Liens on cash and Cash Equivalents deposited to Discharge, redeem or defease Indebtedness that was permitted to so be repaid; (u) Liens arising from precautionary UCC financing statements filings regarding operating leases or consignment of goods entered into in the ordinary course of business;

-111- (v) Liens on the Collateral securing (i) Permitted First Lien Indebtedness permitted under Section 10.01(m) or Permitted First Priority Refinancing Debt and, in each case, subject to the Pari Passu Intercreditor Agreement or (ii) Permitted Second Lien Indebtedness permitted under Sections 10.01(l) or 10.01(m) or Permitted Second Priority Refinancing Debt and, in each case, subject to the Second Lien Intercreditor Agreement (as “Second Priority Liens”); (w) [Reserved]; (x) Liens solely on any cash earnest money deposits made by Borrower or any of its Subsidiaries in connection with any letter of intent or purchase agreement in respect of a Permitted Acquisition or Investment (including any other Acquisition) not prohibited by this Agreement; (y) in the case of any non-Wholly Owned Subsidiary or Joint Venture, any put and call arrangements or restrictions on disposition related to its Equity Interests set forth in its organizational documents or any related joint venture or similar agreement and, in the case of any Joint Venture, Liens on its Equity Interests securing obligations of such joint ventures; (z) Liens arising in connection with transactions relating to the selling, factoring or discounting of accounts receivable in the ordinary course of business; (aa) licenses, leases or subleases granted to other Persons not materially interfering with the conduct of the business of Borrower and its Subsidiaries taken as a whole; (bb) any interest or title of a lessor, sublessor, licensee or licensor under any lease or license agreement permitted by this Agreement; (cc) Liens securing obligations of any Person in respect of employee deferred compensation and benefit plans in connection with “rabbi trusts” or other similar arrangements; (dd) Liens securing obligations in respect of trade-related letters of credit, bank guarantees or similar obligations permitted under Section 10.01 and covering the property (or the documents of title in respect of such property) financed by such letters of credit, bank guarantees or similar obligations and the proceeds and products thereof; (ee) Liens on goods or inventory the purchase, shipment or storage price of which is financed by a documentary letter of credit, bank guarantee or bankers’ acceptance issued or created for the account of Borrower or any Subsidiary in the ordinary course of business; provided that such Lien secures only the obligations of Borrower or such Subsidiaries in respect of such letter of credit, bank guarantee or banker’s acceptance to the extent permitted under Section 10.01; (ff) Liens arising pursuant to Indebtedness incurred pursuant to Section 10.01(u) in an aggregate principal amount not to exceed $250.0 million at any time outstanding, at the direction of Borrower subject to the Pari Passu Intercreditor Agreement or the Second Lien Intercreditor Agreement, as may be applicable; (gg) Liens on the Aircraft Assets to secure Indebtedness of World Travel, LLC, which is permitted to be incurred pursuant to Section 10.01(x); (hh) the filing of a reversion, subdivision or final map(s), record(s) of survey and/or amendments to any of the foregoing over Real Property the gross acreage and footprint of any applicable Mortgaged Real Property remains unaffected in any material respect; and (ii) from and after the disposition or lease or sublease of any interest in Real Property otherwise permitted pursuant to this Agreement, any reciprocal easement or similar agreement entered into between Borrower or any Restricted Subsidiary and the acquirer or holder of such interest.

-112- In connection with the granting of Liens of the types described in this Section 10.02 by Borrower of any of its Restricted Subsidiaries, Administrative Agent and Collateral Agent shall be authorized to take any actions deemed appropriate by it in connection therewith (including, without limitation, by entering into or amending appropriate lien subordination or intercreditor agreements). For purposes of determining compliance with this Section 10.02, (A) a Lien securing an item of Indebtedness need not be permitted solely by reference to one category of permitted Liens described in Sections 10.02(a) through (ii) but may be permitted in part under any combination thereof and (B) in the event that a Lien securing an item of Indebtedness (or any portion thereof) meets the criteria of one or more of the categories of permitted Liens described in Sections 10.02(a) through (ii), Borrower shall, in its sole discretion, classify or reclassify, or later divide, classify or reclassify, such Lien securing such item of Indebtedness (or any portion thereof) in any manner that complies with this covenant and will only be required to include the amount and type of such Lien or such item of Indebtedness (or any portion thereof) secured by such Lien in one of the above clauses and such Lien securing such item of Indebtedness (or any portion thereof) will be treated as being incurred or existing pursuant to only one of such clauses. In addition, with respect to any Lien securing Indebtedness that was permitted to secure such Indebtedness at the time of the incurrence of such Indebtedness, such Lien shall also be permitted to secure any Increased Amount of such Indebtedness. SECTION 10.03. Reserved. SECTION 10.04. Investments, Loans and Advances. Neither Borrower nor any Restricted Subsidiary will, directly or indirectly, make any Investment, except for the following: (a) Investments outstanding on the Closing Date and identified on Schedule 10.04 and any Investments received in respect thereof without the payment of additional consideration (other than through the issuance of or exchange of Qualified Capital Stock); (b) Investments in cash and Cash Equivalents (including Investments that were Cash Equivalents when made); (c) Borrower may enter into Swap Contracts to the extent permitted by Section 10.01(c); (d) Investments (i) by Borrower in any Restricted Subsidiary, (ii) by any Restricted Subsidiary in Borrower and (iii) by a Restricted Subsidiary in another Restricted Subsidiary; provided that, in each case, any intercompany loan (it being understood and agreed that intercompany receivables or advances made in the ordinary course of business do not constitute loans) in excess of $20.0 million individually shall be evidenced by a promissory note and, to the extent that the payee, holder or lender of such intercompany loan is a Credit Party, such promissory note shall be pledged (and delivered) by such Credit Party to Collateral Agent on behalf of the Secured Parties; (e) Borrower and its Restricted Subsidiaries may sell or transfer assets to the extent permitted by Section 10.05; (f) Investments in securities of trade creditors or customers received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers or in settlement of delinquent or overdue accounts in the ordinary course of business; (g) Investments made by Borrower or any Restricted Subsidiary with, or as a result of, consideration received in connection with an Asset Sale made in compliance with Section 10.05; (h) Investments made to officers, directors and employees in the ordinary course of business not to exceed $10.0 million in the aggregate at any time outstanding; (i) Permitted Acquisitions; (j) accounts receivable, security deposits, prepayments (including prepayments of expenses), credits and extensions of trade credit (including to gaming customers) in the ordinary course of business;

-113- (k) Investments resulting from pledges and deposits permitted under Section 10.02; (l) in addition to Investments otherwise permitted by this Section 10.04, from and after the earlier of the Wynn Las Vegas Reorganization and the Wynn Massachusetts Project Opening Date, Investments by Borrower or any of its Restricted Subsidiaries; provided that (i) the amount of such Investments to be made pursuant to this Section 10.04(l) do not exceed the Available Amount determined at the time such Investment is made, (ii) immediately before and after giving effect thereto, no Event of Default has occurred and is continuing and (iii) (x) prior to the Initial Test Date, the Consolidated Senior Secured Net Leverage Ratio shall not exceed 2.50 to 1.00 on a Pro Forma Basis as of the most recent Calculation Date and (y) from and after the Initial Test Date, Borrower shall be in compliance on a Pro Forma Basis with the Financial Maintenance Covenant (whether or not then in effect) as of the most recent Calculation Date; provided that if any Investment pursuant to this clause (l) is made in any person that is not a Restricted Subsidiary of Borrower at the date of the making of such Investment and such person becomes a Restricted Subsidiary of Borrower after such date, such Investment shall, upon the election of Borrower, thereafter be deemed to have been made pursuant to clause (d) above and shall cease to have been made pursuant to this clause (l) for so long as such person continues to be a Restricted Subsidiary of Borrower; (m) Intentionally Omitted; (n) payments with respect to any Qualified Contingent Obligations, so long as, at the time such Qualified Contingent Obligation was incurred or, if earlier, the agreement to incur such Qualified Contingent Obligations was entered into, such Investment was permitted under this Agreement; (o) Investments of a Restricted Subsidiary acquired after the Closing Date or of a Person merged or consolidated with or into Borrower or a Restricted Subsidiary, in each case in accordance with the terms of this Agreement to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger or consolidation and were in existence on the date of such acquisition, merger or consolidation; (p) Investments in the nature of pledges or deposits with respect to leases or utilities provided to third parties in the ordinary course of business; (q) from and after the earlier of the Wynn Las Vegas Reorganization and the Wynn Massachusetts Project Opening Date, Investments in Unrestricted Subsidiaries in an amount as of the time of incurrence not to exceed $100.0 million (plus (x) the amounts received by Borrower and its Restricted Subsidiaries with respect to such Investments (including with respect to contracts related to such Investments and including principal, interest, dividends, distributions, sale proceeds, payments under contracts relating to such Investments or other amounts), and (y) reductions in the amount of such Investments as provided in the definition of “Investment”); (r) the occurrence of a Reverse Trigger Event under any applicable Transfer Agreement; (s) from and after the earlier of the Wynn Las Vegas Reorganization and the Wynn Massachusetts Project Opening Date, so long as immediately before and after giving effect thereto no Event of Default has occurred and is continuing and (x) prior to the Initial Test Date, the Consolidated Senior Secured Net Leverage Ratio shall not exceed 2.50 to 1.00 on a Pro Forma Basis as of the most recent Calculation Date and (y) from and after the Initial Test Date, Borrower shall be in compliance on a Pro Forma Basis with the Financial Maintenance Covenant (whether or not then in effect) as of the most recent Calculation Date, Borrower and its Restricted Subsidiaries may make Investments in an aggregate amount not in excess of an amount equal to $225.0 million (plus the amounts received by Borrower and its Restricted Subsidiaries with respect to such Investments (including with respect to contracts related to such Investments and including principal, interest, dividends, distributions, sale proceeds, payments under contracts relating to such Investments or other amounts)) minus the aggregate amount of Restricted Payments made pursuant to Section 10.06(i)(i) and the aggregate amount of Junior Prepayments made pursuant to Section 10.09(a)(i); provided that if any Investment pursuant to this clause (s) is made in any person that is not a Restricted Subsidiary of Borrower at the date of the making of such Investment and such person becomes a Restricted Subsidiary of Borrower after such date, such Investment shall, upon the election of Borrower, thereafter be deemed to have been made pursuant to clause (d) above and shall cease to have been made pursuant to this clause (s) for so long as such person continues to be a Restricted Subsidiary of Borrower;

-114- (t) Investments to the extent that payment for such Investments is made with (or such Investments are received substantially contemporaneously in exchange for) Qualified Capital Stock of Borrower or any parent entity of Borrower; (u) Investments in the ordinary course of business consisting of Uniform Commercial Code Article 3 endorsements for collection or deposit and Uniform Commercial Code Article 4 customary trade arrangements with customers consistent with past practices; (v) Investments consisting of the licensing or contribution of intellectual property pursuant to joint marketing or other arrangements with other persons in the ordinary course of business; and (w) Investments in Joint Ventures established to develop or operate nightclubs, bars, restaurants, recreation, exercise or gym facilities, or entertainment or retail venues or similar, related or other establishments or facilities within any Facility not to exceed as of the time of incurrence in the aggregate (x) prior to the earlier of the Wynn Las Vegas Reorganization and the Wynn Massachusetts Project Opening Date, $5.0 million and (y) thereafter $100.0 million (in each case plus the amounts received by Borrower and its Restricted Subsidiaries with respect to such Investments (including with respect to contracts related to such Investments and including principal, interest, dividends, distributions, sale proceeds, payments under contracts relating to such Investments or other amounts)); (x) Borrower and its Restricted Subsidiaries may make Investments in an aggregate amount not in excess of an amount equal to $50.0 million (plus the amounts received by Borrower and its Restricted Subsidiaries with respect to such Investments (including with respect to contracts related to such Investments and including principal, interest, dividends, distributions, sale proceeds, payments under contracts relating to such Investments or other amounts)) minus the aggregate amount of Restricted Payments made pursuant to Section 10.06(l) and the aggregate amount of Junior Prepayments made pursuant to Section 10.09(i); provided that if any Investment pursuant to this clause (x) is made in any person that is not a Subsidiary of Borrower at the date of the making of such Investment and such person becomes a Subsidiary of Borrower after such date, such Investment shall, upon the election of Borrower, thereafter be deemed to have been made pursuant to clause (d) above and shall cease to have been made pursuant to this clause (x) for so long as such person continues to be a Subsidiary of Borrower; and (y) in addition to Investments otherwise permitted by this Section 10.04, Investments by Borrower or any of its Restricted Subsidiaries; provided that the amount of such Investments to be made pursuant to this Section 10.04(y) do not exceed the Available Equity Amount determined at the time such Investment is made; provided that if any Investment pursuant to this clause (y) is made in any person that is not a Restricted Subsidiary of Borrower at the date of the making of such Investment and such person becomes a Restricted Subsidiary of Borrower after such date, such Investment shall, upon the election of Borrower, thereafter be deemed to have been made pursuant to clause (d) above and shall cease to have been made pursuant to this clause (y) for so long as such person continues to be a Restricted Subsidiary of Borrower. Any Investment in any person other than a Restricted Subsidiary that is otherwise permitted by this Section 10.04 may be made through intermediate Investments in Subsidiaries that are not Restricted Subsidiaries and such intermediate Investments shall be disregarded for purposes of determining the outstanding amount of Investments pursuant to any clause set forth above. The amount of any Investment made other than in the form of cash or cash equivalents shall be the fair market value thereof (as determined by Borrower in good faith) valued at the time of the making thereof, and without giving effect to any subsequent write-downs or write-offs thereof. SECTION 10.05. Mergers, Consolidations and Sales of Assets. Neither Borrower nor any Restricted Subsidiary will wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation (other than solely to change the jurisdiction of organization or type of organization (to the extent in compliance with the applicable provisions of the Security Agreement)), or convey, sell, lease or sublease (as lessor or sublessor), transfer or otherwise dispose of all or substantially all of its business, property or assets, except for: (a) Capital Expenditures by Borrower and the Restricted Subsidiaries;

-115- (b) Sales or dispositions of used, worn out, obsolete or surplus Property or Property no longer useful in the business of Borrower by Borrower and the Restricted Subsidiaries in the ordinary course of business and the abandonment or other sale of Intellectual Property that is, in the reasonable judgment of Borrower, no longer economically practicable to maintain or useful in the conduct of the business of Borrower and its Restricted Subsidiaries taken as a whole; and the termination or assignment of Contractual Obligations to the extent such termination or assignment does not have a Material Adverse Effect; (c) Asset Sales by Borrower or any Restricted Subsidiary; provided that (i) at the time of such Asset Sale, no Event of Default then exists or would arise therefrom, (ii) Borrower or any of its Restricted Subsidiaries shall receive not less than 75% of such consideration in the form of (x) cash or Cash Equivalents or (y) Permitted Business Assets (in each case, free and clear of all Liens at the time received other than Permitted Liens) (it being understood that for the purposes of clause (c)(ii)(x), the following shall be deemed to be cash: (A) any liabilities (as shown on Borrower’s or such Restricted Subsidiary’s most recent balance sheet provided hereunder or in the footnotes thereto) of Borrower or such Restricted Subsidiary, other than liabilities that are by their terms subordinated to the payment in cash of the Obligations, that are assumed by the transferee with respect to the applicable Asset Sale and for which all of its Restricted Subsidiaries shall have been validly released by all applicable creditors in writing, (B) any securities received by such Restricted Subsidiary from such transferee that are converted by such Restricted Subsidiary into cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received) within one hundred and eighty (180) days following the closing of the applicable disposition, (C) any Designated Non-Cash Consideration received in respect of such disposition having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (C) that is at that time outstanding, not in excess of $75.0 million, with the fair market value of each item of Designated Non- Cash Consideration being measured at such date of receipt or such agreement, as applicable, and without giving effect to subsequent changes in value) and (iii) the Net Available Proceeds therefrom shall be applied as specified in Section 2.10(a)(iii); (d) Liens permitted by Section 10.02, Investments may be made to the extent permitted by Sections 10.04 and Restricted Payments may be made to the extent permitted by Section 10.06; (e) Borrower and the Restricted Subsidiaries may dispose of cash and Cash Equivalents; (f) Borrower and the Restricted Subsidiaries may lease (as lessor or sublessor) real or personal property to the extent permitted under Section 10.02; (g) licenses and sublicenses by Borrower or any of its Restricted Subsidiaries of software and Intellectual Property in the ordinary course of business shall be permitted; (h) (A) Borrower or any Restricted Subsidiary may transfer or lease property to or acquire or lease property from Borrower or any Restricted Subsidiary; provided that the sum of (x) the aggregate fair market value of all Property transferred by Borrower and Domestic Subsidiaries of Borrower that are Restricted Subsidiaries to Foreign Subsidiaries of Borrower under this clause (A) plus (y) all lease payments made by Borrower and Domestic Subsidiaries of Borrower that are Restricted Subsidiaries to Foreign Subsidiaries of Borrower in respect of leasing of property by Borrower and Domestic Subsidiaries of Borrower that are Restricted Subsidiaries from Foreign Subsidiaries shall not exceed in any fiscal year of Borrower, (x) prior to the earlier of the Wynn Las Vegas Reorganization and the Wynn Massachusetts Project Opening Date, $5.0 million and (y) thereafter $25.0 million; (B) any Restricted Subsidiary may merge or consolidate with or into Borrower (as long as Borrower is the surviving Person) or any Guarantor (as long as the surviving Person is, or becomes substantially concurrently with such merger or consolidation, a Guarantor); (C) any Restricted Subsidiary may merge or consolidate with or into any other Restricted Subsidiary (so long as, if either Restricted Subsidiary is a Guarantor, the surviving Person is, or becomes substantially concurrently with such merger or consolidation, a Guarantor); and (D) any Restricted Subsidiary may be voluntarily liquidated, voluntarily wound up or voluntarily dissolved (so long as any such liquidation or winding up does not constitute or involve an Asset Sale to any Person other than to Borrower or any other Restricted Subsidiary or any other owner of equity interests in such Restricted Subsidiary unless such Asset Sale is otherwise permitted pursuant to this Section 10.05); provided, however, that, in each case with respect to clauses (A), (B) and (C) of this Section 10.05(h) (other than in the case of a transfer to a Foreign Subsidiary

-116- permitted under clause (A) above), the Lien on such property granted in favor of Collateral Agent under the Security Documents shall be maintained in accordance with the provisions of this Agreement and the applicable Security Documents; (i) voluntary terminations of Swap Contracts and other assets or contracts in the ordinary course of business; (j) conveyances, sales, leases, transfers or other dispositions which do not constitute Asset Sales; (k) any taking by a Governmental Authority of assets or property, or any part thereof, under the power of eminent domain or condemnation; (l) Borrower and its Restricted Subsidiaries may make sales, transfers or other dispositions of property subject to a Casualty Event; (m) Borrower and its Restricted Subsidiaries may make sales, transfers or other dispositions of Investments in Joint Ventures to the extent required by, or made pursuant to, customary buy/sell arrangements between the joint venture parties set forth in joint venture arrangements and similar binding arrangements; (n) selling, factoring or discounting of accounts receivable (including defaulted receivables) in the ordinary course of business; (o) any merger, consolidation or amalgamation in order to effect a Permitted Acquisition; (p) any disposition of Equity Interests of a Subsidiary pursuant to an agreement or other obligation with or to a person from whom such Subsidiary was acquired or from whom such Subsidiary acquired its business and assets (having been newly formed in connection with such acquisition), made as part of such acquisition and in each case comprising all or a portion of the consideration in respect of such sale or acquisition; (q) from and after the Wynn Las Vegas Reorganization, the transfer or sale or disposition of any Aircraft Assets; and (r) any transfer of Equity Interests of any Restricted Subsidiary or any Gaming Facility in connection with the occurrence of a Trigger Event. To the extent any Collateral is sold, transferred or otherwise disposed of as permitted by this Section 10.05 or in connection with a transaction approved by the Required Lenders, in each case, to a Person other than a Credit Party, so long as no Event of Default exists, such Collateral (unless sold to Borrower or a Guarantor) shall, except as set forth in the proviso to Section 10.05(h), be sold, transferred or otherwise disposed of free and clear of the Liens created by the Security Documents, and Collateral Agent shall take all actions appropriate or reasonably requested by Borrower in order to effect the foregoing at the sole cost and expense of Borrower and without recourse or warranty by Collateral Agent (including the execution and delivery of appropriate UCC termination statements and such other instruments and releases as may be necessary and appropriate to effect such release). To the extent any such sale, transfer or other disposition results in a Guarantor no longer constituting a Subsidiary of Borrower, so long as no Event of Default exists, the Obligations of such Guarantor and all obligations of such Guarantor under the Credit Documents shall terminate and be of no further force and effect, and each of Administrative Agent and Collateral Agent shall take such actions, at the sole expense of Borrower, as are appropriate or requested by Borrower in connection with such termination. SECTION 10.06. Restricted Payments. Neither Borrower nor any of its Restricted Subsidiaries shall, directly or indirectly, declare or make any Restricted Payment at any time, except, without duplication, (a) Borrower or any Restricted Subsidiary may make Restricted Payments to the extent permitted pursuant to Section 2.09(b)(ii), (b) any Restricted Subsidiary of Borrower may declare and make Restricted Payments to Borrower or any Wholly Owned Subsidiary of Borrower which is a Restricted Subsidiary, (c) any Restricted Subsidiary of Borrower, if such Restricted Subsidiary is not a Wholly Owned Subsidiary, may declare and make Restricted Payments in respect of

-117- its Equity Interests to all holders of such Equity Interests generally so long as Borrower or its respective Restricted Subsidiary that owns such Equity Interest or interests in the Person making such Restricted Payments receives at least its proportionate share thereof (based upon its relative ownership of the subject Equity Interests and the terms thereof), (d) Borrower and its Restricted Subsidiaries may engage in transactions to the extent permitted by Section 10.04 and Section 10.05, (e) Borrower and its Restricted Subsidiaries may make Restricted Payments in respect of Disqualified Capital Stock issued in compliance with the terms hereof, (f) from and after the earlier of the Wynn Las Vegas Reorganization and the Wynn Massachusetts Project Opening Date, Borrower may repurchase (or make Restricted Payments in respect thereof) common stock or common stock options (including those issued by Wynn Resorts or such other parent entity of Borrower) from present or former officers, directors or employees (or heirs of, estates of or trusts formed by such Persons) of any Company or Wynn Resorts upon the death, disability, retirement or termination of employment of such officer, director or employee or pursuant to the terms of any stock option plan or like agreement; provided, however, that the aggregate amount of payments under this clause (f) shall not exceed $10.0 million in any fiscal year of Borrower, (g) from and after the earlier of the Wynn Las Vegas Reorganization and the Wynn Massachusetts Project Opening Date, Borrower and its Restricted Subsidiaries may (i) repurchase (or make Restricted Payments in respect thereof) Equity Interests (including those issued by Wynn Resorts or such other parent entity of Borrower) to the extent deemed to occur upon exercise of stock options, warrants or rights in respect thereof to the extent such Equity Interests represent a portion of the exercise price of such options, warrants or rights in respect thereof and (ii) make payments in respect of (or make Restricted Payments in respect thereof) withholding or similar taxes payable or expected to be payable by any present or former member of management, director, officer, employee, or consultant of Borrower or any of its Subsidiaries or Wynn Resorts or such other parent entity of Borrower or family members, spouses or former spouses, heirs of, estates of or trusts formed by such Persons in connection with the exercise of stock options or grant, vesting or delivery of Equity Interests, (h) from and after the earlier of the Wynn Las Vegas Reorganization and the Wynn Massachusetts Project Opening Date, Borrower and its Restricted Subsidiaries may make Restricted Payments to allow the payment of cash in lieu of the issuance of fractional shares upon the exercise of options or, warrants or rights or upon the conversion or exchange of or into Equity Interests, or payments or distributions to dissenting stockholders pursuant to applicable law (in each case, including with respect to Wynn Resorts or such other parent entity of Borrower), (i) from and after the earlier of the Wynn Las Vegas Reorganization and the Wynn Massachusetts Project Opening Date, so long as immediately before and after giving effect thereto no Event of Default has occurred and is continuing and (x) prior to the Initial Test Date, the Consolidated Senior Secured Net Leverage Ratio shall not exceed 2.50 to 1.00 on a Pro Forma Basis as of the most recent Calculation Date and (y) from and after the Initial Test Date, Borrower shall be in compliance on a Pro Forma Basis with the Financial Maintenance Covenant (whether or not then in effect) as of the most recent Calculation Date, Borrower and its Restricted Subsidiaries may make Restricted Payments in an aggregate amount not to exceed (i) $225.0 million, minus the aggregate amount of Junior Prepayments made pursuant to Section 10.09(a)(i) and the aggregate amount of Investments made (and as calculated) pursuant to Section 10.04(s), plus (ii) the Available Amount, (j) to the extent constituting Restricted Payments, Borrower may make payments to counterparties under Swap Contracts entered into in connection with the issuance of convertible or exchangeable debt, (k) Borrower and its Restricted Subsidiaries may make Tax Payments to the direct or indirect owners of Borrower or any of the Restricted Subsidiaries, (l) Borrower and its Restricted Subsidiaries may make Restricted Payments in an aggregate amount not to exceed $50.0 minus the aggregate amount of Junior Prepayments made pursuant to Section 10.09(i) and the aggregate amount of Investments made (and as calculated) pursuant to Section 10.04(x) million, (m) Borrower may pay Allocable Overhead to Wynn Resorts in respect of each Qualifying Project of Borrower and its Restricted Subsidiaries, (n) Borrower may pay Management Fees and IP Licensing Fees, (o) Borrower may make dividends or distributions to Wynn Resorts of amounts necessary for Wynn Resorts to pay amounts then due and payable under the Tax Indemnification Agreement, as in effect on the date of this Agreement; provided, however, that the aggregate amount of payments under this clause (o) shall not exceed $20.0 million in any fiscal year of Borrower and (p) Borrower and its Restricted Subsidiaries may make Restricted Payments in an aggregate amount not to exceed the Available Equity Amount. SECTION 10.07. Transactions with Affiliates. Neither Borrower nor any of its Restricted Subsidiaries shall enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than Borrower or any Restricted Subsidiary) involving aggregate consideration in excess of $20.0 million unless such transaction (a) is required under this Agreement, or (b) is upon fair and reasonable terms no less favorable to

-118- Borrower or such Restricted Subsidiary, as the case may be, than it would obtain in a comparable arm’s length transaction with a Person that is not an Affiliate (such arms’ length standard being deemed to have been satisfied if such transaction is approved by a majority of the Disinterested Directors of Borrower); provided, however, that notwithstanding the foregoing, Borrower and its Restricted Subsidiaries (i) may enter into indemnification and employment agreements and arrangements with directors, officers and employees (including for the provision of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, equity purchase agreements, stock options and stock ownership plans), subscription agreements or similar agreement pertaining to the repurchase of Equity Interests pursuant to put/call rights or similar rights with directors, officers and employees and any employee compensation, benefit plan or arrangement, any health, disability or similar insurance plan which covers employees and, in each case any reasonable transactions pursuant thereto, (ii) may make Investments and Restricted Payments permitted hereunder, (iii) from and after the earlier of the Wynn Las Vegas Reorganization and the Wynn Massachusetts Project Opening Date, may enter into transactions with Unaffiliated Joint Ventures and Wholly Owned Subsidiaries of Unaffiliated Joint Ventures, in each case, relating to the provision of management services, overhead, sharing of customer lists and customer loyalty programs and, so long as in the ordinary course of business, the purchase or sale of goods, equipment, products, parts and services, (iv) may enter into agreements and other arrangements providing for the payment of Management Fees and IP Licensing Fees; (v) may issue, sell or transfer Equity Interests of Borrower to any parent entity, including in connection with capital contributions by such parent entity to Borrower or any Subsidiary; (vi) may enter into transactions undertaken for the purpose of improving the consolidated tax efficiency of any parent entity of Borrower, Borrower and/or the Subsidiaries (provided that such transactions, taken as a whole, are not materially adverse to Borrower and the Subsidiaries (as determined by Borrower in good faith); (vi) may enter into any transaction subject to Section 13.05; (vii) may enter into any transactions described in the Tax Indemnification Agreement or on Schedule 10.07 or any amendment thereto or replacement thereof or similar arrangement to the extent such amendment, replacement or arrangement is not adverse to the Lenders when taken as a whole in any material respect (as determined by Borrower in good faith); (viii) may pay Allocable Overhead to Wynn Resorts in respect of each Qualifying Project of Borrower and its Restricted Subsidiaries; (ix) from and after the Wynn Las Vegas Reorganization, the transfer or sale or other disposition (including leasing or making available for use) of any Aircraft Assets; and (x) may incur any Indebtedness permitted pursuant to Section 10.01(w). SECTION 10.08. Financial Covenant. (a) Maximum Consolidated Senior Secured Net Leverage Ratio. Borrower shall not permit the Consolidated Senior Secured Net Leverage Ratio as of the last day of any fiscal quarter of Borrower commencing with the second full fiscal quarter ending after the fiscal quarter in which the Wynn Massachusetts Project Opening Date occurs (the last day of such fiscal quarter, the “Initial Test Date”) to exceed 2.75 to 1.00. (b) Minimum Consolidated EBITDA. Borrower shall not permit Consolidated EBITDA as of the last day of any fiscal quarter of Borrower commencing with the first full fiscal quarter ending after the fiscal quarter in which the Wynn Las Vegas Reorganization occurs and ending with the fiscal quarter prior to the fiscal quarter in which the Initial Test Date occurs to be less than $200.0 million. SECTION 10.09. Certain Payments of Indebtedness. None of Borrower or any of its Restricted Subsidiaries will, nor will they permit any Restricted Subsidiary to voluntarily prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof (or within one year thereof) in any manner (it being understood that payments of regularly scheduled principal and interest shall be permitted) any Disqualified Capital Stock or Other Junior Indebtedness (including Intercompany Contribution Indebtedness) or make any payment in violation of any subordination terms or intercreditor agreement applicable to any such Indebtedness (such payments, “Junior Prepayments”), except (a) from and after the earlier of the Wynn Las Vegas Reorganization and the Wynn Massachusetts Project Opening Date, long as no Event of Default shall have occurred and be continuing or would result therefrom and (x) prior to the Initial Test Date, the Consolidated Senior Secured Net Leverage Ratio shall not exceed 2.50 to 1.00 on a Pro Forma Basis as of the most recent Calculation Date and (y) from and after the Initial Test Date, Borrower shall be in compliance on a Pro Forma Basis with the Financial Maintenance Covenant (whether or not then in effect) as of the most recent Calculation Date, Borrower may make Junior Prepayments in an aggregate amount not to exceed (i) $225.0 million, minus the aggregate amount of Restricted Payments made pursuant to Section 10.06(i)(i) and the aggregate amount of Investments made (and as calculated) pursuant to

-119- Section 10.04(s), plus (ii) the Available Amount, (b) a Permitted Refinancing of any such Indebtedness (including through exchange offers and similar transactions), (c) the conversion of any such Indebtedness to Equity Interests (or exchange of any such Indebtedness for Equity Interests) of Borrower or any direct or indirect parent of Borrower (other than Disqualified Capital Stock), (d) with respect to intercompany subordinated indebtedness, to the extent consistent with the subordination terms thereof and permitted under this Section 10.09 (other than pursuant to this clause (d)), (e) exchanges of Indebtedness issued in private placements and resold in reliance on Regulation S or Rule 144A for Indebtedness having substantially equivalent terms pursuant to customary exchange offers, (f) prepayment, redemption, purchase, defeasance or satisfaction of Indebtedness of Persons acquired pursuant to, or Indebtedness assumed in connection with, Permitted Acquisition or Investment (including any other Acquisition) not prohibited by this Agreement, (g) Junior Prepayments made pursuant to Section 2.09(b)(ii), (h) Junior Prepayments in respect of intercompany Indebtedness owing to Borrower or its Restricted Subsidiaries will be permitted, (i) scheduled payments thereon necessary to avoid the Other Junior Indebtedness constituting “applicable high yield discount obligations” within the meaning of Section 163(i)(1) of the Code, (j) Borrower may make Junior Prepayments in an aggregate amount not to exceed $50.0 million, minus the aggregate amount of Restricted Payments made pursuant to Section 10.06(l) and the aggregate amount of Investments made (and as calculated) pursuant to Section 10.04(x), (k) prepayments, redemptions, purchases, defeasance or satisfaction of Disqualified Capital Stock with the proceeds of any issuance of Disqualified Capital Stock permitted to be issued hereunder or in exchange for Disqualified Capital Stock or other Equity Interests permitted to be issued hereunder, and (l) Borrower may make Junior Prepayments in an aggregate amount not to exceed the Available Equity Amount. SECTION 10.10. Limitation on Certain Restrictions Affecting Subsidiaries. None of Borrower or any of its Restricted Subsidiaries shall, directly or indirectly, create any consensual encumbrance or restriction on the ability of any Restricted Subsidiary (other than any Foreign Subsidiary or Immaterial Subsidiary) of Borrower to (a) pay dividends or make any other distributions on such Restricted Subsidiary’s Equity Interests or any other interest or participation in its profits owned by Borrower or any of its Restricted Subsidiaries, or pay any Indebtedness or any other obligation owed to Borrower or any of its Restricted Subsidiaries, (b) make Investments in or to Borrower or any of its Restricted Subsidiaries, (c) transfer any of its Property to Borrower or any of its Restricted Subsidiaries or (d) in the case of any Guarantor, guarantee the Obligations hereunder or, in the case of any Credit Party, subject its portion of the Collateral to the Liens securing the Obligations in favor of the Secured Parties, except that each of the following shall be permitted: (i) any such encumbrances or restrictions existing under or by reason of (x) applicable Law (including any Gaming Law and any regulations, order or decrees of any Gaming Authority or other applicable Governmental Authority) or (y) the Credit Documents, (ii) restrictions on the transfer of Property, or the granting of Liens on Property, in each case, subject to Permitted Liens, (iii) customary restrictions on subletting or assignment of any lease or sublease governing a leasehold interest of any Company, (iv) restrictions on the transfer of any Property, or the granting of Liens on Property, subject to a contract with respect to an Asset Sale or other transfer, sale, conveyance or disposition permitted under this Agreement, (v) restrictions contained in the existing Indebtedness listed on Schedule 10.01 and Permitted Refinancings thereof, provided, that the restrictive provisions in any such Permitted Refinancing, taken as a whole and as determined by Borrower in good faith, are not materially more restrictive than the restrictive provisions in the Indebtedness being refinanced, (vi) restrictions contained in Indebtedness of Persons acquired pursuant to, or assumed in connection with, Permitted Acquisitions or other Acquisitions not prohibited hereunder after the Closing Date and Permitted Refinancings thereof, provided, that the restrictive provisions in any such Permitted Refinancing, taken as a whole and as determined by Borrower in good faith, are not materially more restrictive than the restrictive provisions in the Indebtedness being refinanced and such restrictions are limited to the Persons or assets being acquired and of the Subsidiaries of such Persons and their assets, (vii) with respect to clauses (a), (b) and (c) above, restrictions contained in any Permitted Unsecured Indebtedness and Permitted Refinancings thereof, or any Permitted Second Lien Indebtedness and Permitted Refinancings thereof, or any Permitted First Lien Indebtedness and Permitted Refinancings thereof, or any other Indebtedness permitted hereunder, in each case, taken as a whole and as determined by Borrower in good faith, to the extent not materially more restrictive than those contained in this Agreement, (viii) with respect to clauses (a), (b) and (c) above, restrictions contained in any Indebtedness permitted hereunder, in each case, taken as a whole and as determined by Borrower in good faith, to the extent not materially more restrictive than those contained in this Agreement, (ix) customary restrictions in joint venture arrangements or management contracts; provided, that such restrictions are limited to the assets of such joint ventures and the Equity Interests of the Persons party to such joint venture arrangements or the assignment of such management contract, as applicable, (x) customary non-assignment provisions or other customary restrictions arising under licenses, leases

-120- and other contracts entered into in the ordinary course of business; provided, that such restrictions are limited to the assets subject to such licenses, leases and contracts and the Equity Interests of the Persons party to such licenses and contracts, (xi) restrictions contained in Indebtedness of Foreign Subsidiaries incurred pursuant to Section 10.01 and Permitted Refinancings thereof; provided that such restrictions apply only to the Foreign Subsidiaries incurring such Indebtedness and their Subsidiaries (and the assets thereof), (xii) restrictions contained in Indebtedness used to finance, or incurred for the purpose of financing (including Development Financing), Expansion Capital Expenditures and/or Investments, Capital Expenditures or other expenditures with respect to Development Projects and Permitted Refinancings thereof, provided, that such restrictions apply only to the asset (or the Person owning such asset) being financed pursuant to such Indebtedness, (xiii) restrictions contained in subordination provisions applicable to intercompany debt owed by the Credit Parties; provided, that such intercompany debt is subordinated to the Obligations on terms at least as favorable to the Lenders as the subordination of such intercompany debt to any other obligations as determined by Borrower in good faith, (xiv) from and after the Wynn Las Vegas Reorganization, restrictions contained in the documentation governing the Wynn Las Vegas Notes and Permitted Refinancings thereof (so long as the restrictions in any such Permitted Refinancing, taken as a whole and as determined by Borrower in good faith, are no more restrictive in any material respect than those in the Wynn Las Vegas 2023 Notes) and (xv) from and after the Wynn Las Vegas Reorganization, restrictions contained in the Aircraft Note, provided, that such restrictions apply only to the asset (or the Person owning such asset) being financed pursuant to such Indebtedness. SECTION 10.11. Limitation on Lines of Business. Neither Borrower nor any Restricted Subsidiary shall directly or indirectly engage to any material extent (determined on a consolidated basis) in any line or lines of business activity other than Permitted Business. SECTION 10.12. Limitation on Changes to Fiscal Year. Neither Borrower nor any Restricted Subsidiary shall change its fiscal year end to a date other than December 31 of each year (provided that any Restricted Subsidiary acquired or formed, or Person designated as an Unrestricted Subsidiary, in each case, after the Closing Date may change its fiscal year to match the fiscal year of Borrower). ARTICLE XI. EVENTS OF DEFAULT SECTION 11.01. Events of Default. If one or more of the following events (herein called “Events of Default”) shall occur and be continuing: (a) any representation or warranty made or deemed made by or on behalf of Borrower or any other Credit Party pursuant to any Credit Document or the borrowings or issuances of Letters of Credit hereunder, or any representation, warranty or statement of fact made or deemed made by or on behalf of Borrower or any other Credit Party in any report, certificate, financial statement or other instrument furnished pursuant to any Credit Document, shall prove to have been false or misleading (i) in any material respect, if such representation and warranty is not qualified as to “materiality,” “Material Adverse Effect” or similar language, or (ii) in any respect, if such representation and warranty is so qualified, in each case when such representation or warranty is made, deemed made or furnished; (b) default shall be made in the payment of (i) any principal of any Loan or the reimbursement with respect to any Reimbursement Obligation when and as the same shall become due and payable (whether at the stated maturity upon prepayment or repayment or by acceleration thereof or otherwise) or (ii) any interest on any Loans when and as the same shall become due and payable, and such default under this clause (ii) shall continue unremedied for a period of five (5) Business Days; (c) default shall be made in the payment of any fee or any other amount (other than an amount referred to in (b) above) due under any Credit Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of five (5) Business Days;

-121- (d) default shall be made in the due observance or performance by Borrower or any Restricted Subsidiary of any covenant, condition or agreement contained in Section 9.01(a) (with respect to Borrower only), 9.04(d), 9.06, 9.10 or in Article X (provided in the case of Section 10.08 only, in no case shall any default in the due observance or performance thereof during a Covenant Suspension Period constitute a Default or Event of Default); (e) default shall be made in the due observance or performance by Borrower or any of its Restricted Subsidiaries of any covenant, condition or agreement contained in any Credit Document (other than those specified in Section 11.01(b), 11.01(c) or 11.01(d)) and, unless such default has been waived, such default shall continue unremedied for a period of thirty (30) days (or 60 days if such default results solely from an Immaterial Subsidiary’s or a Foreign Subsidiary’s failure to observe or perform any such covenant, condition or agreement) after written notice thereof from Administrative Agent to Borrower; (f) Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any Indebtedness (other than the Obligations), when and as the same shall become due and payable (after giving effect to any applicable grace period), or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Indebtedness or any event or condition occurs, if the effect of any failure or occurrence referred to in this clause (ii) is to cause, or to permit the holder or holders of such Indebtedness or a trustee on its or their behalf (with or without the giving of notice but giving effect to applicable grace periods) to cause, such Indebtedness (other than Qualified Contingent Obligations) to become due, or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise) or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made prior to its stated maturity; provided, however, that (x) clauses (i) and (ii) shall not apply to any offer to repurchase, prepay or redeem Indebtedness of a Person acquired in an Acquisition permitted hereunder, to the extent such offer is required as a result of, or in connection with, such Acquisition, (y) any event or condition causing or permitting the holders of any Indebtedness to cause such Indebtedness to be converted into Qualified Capital Stock (including any such event or condition which, pursuant to its terms may, at the option of Borrower, be satisfied in cash in lieu of conversion into Qualified Capital Stock) shall not constitute an Event of Default pursuant to this paragraph (f) and (z) it shall not constitute an Event of Default pursuant to this paragraph (f) unless the aggregate amount of all such Indebtedness referred to in clauses (i) and (ii) exceeds $125.0 million at any one time; (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction in either case under the Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, in each case seeking (i) relief in respect of Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary), or of a substantial part of the property or assets of Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary); (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) or for a substantial part of the property or assets of Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary); or (iii) the winding-up or liquidation of Borrower or of its Restricted Subsidiaries (other than any Immaterial Subsidiary); and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; (h) Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) shall (i) voluntarily commence any proceeding or file any petition seeking relief under the Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law; (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in Section 11.01(g); (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) or for a substantial part of the property or assets of Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) in any proceeding under the Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, receivership, or similar law; (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding; (v) make a general assignment for the benefit of creditors; (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due; (vii) take any action for the purpose of effecting any of the foregoing; or (viii) wind up or liquidate (except as permitted hereunder);

-122- (i) one or more judgments for the payment of money in an aggregate amount in excess of $125.0 million (to the extent not covered by third party insurance) shall be rendered against Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) or any combination thereof and the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action (to the extent such action is not effectively stayed) shall be legally taken by a judgment creditor to levy upon assets or properties of Borrower or any of its Restricted Subsidiaries to enforce any such judgment; (j) an ERISA Event shall have occurred that, when taken together with all other such ERISA Events, would reasonably be expected to result in a Material Adverse Effect; (k) with respect to any material Collateral, any security interest and Lien purported to be created by the applicable Security Document shall cease to be in full force and effect, or shall cease to give Collateral Agent, for the benefit of the Secured Parties, the first priority Liens and rights, powers and privileges in each case purported to be created and granted under such Security Document in favor of Collateral Agent, or shall be asserted by any Credit Party or any Affiliate thereof not to be a valid, perfected (except as otherwise provided in this Agreement or such Security Document) security interest in or Lien on the Collateral covered thereby, in each case, other than as a result of an act of the Administrative Agent, the Collateral Agent or any other Secured Party; (l) any Guarantee shall cease to be in full force and effect or any of the Guarantors repudiates, or attempts to repudiate, any of its obligations under any of the Guarantees (except to the extent such Guarantee ceases to be in effect in connection with any transaction permitted pursuant to Sections 9.12 or 10.05); (m) any Credit Document or any material provisions thereof shall at any time and for any reason be declared by a court of competent jurisdiction to be null and void, or a proceeding shall be commenced by any Credit Party seeking to establish the invalidity or unenforceability thereof (exclusive of questions of interpretation of any provision thereof), or any Credit Party shall repudiate or deny that it has any liability or obligation for the payment of principal or interest purported to be created under any Credit Document; (n) there shall have occurred a Change of Control; (o) there shall have occurred a License Revocation by any Gaming Authority in one or more jurisdictions in which Borrower or any of its Restricted Subsidiaries owns or operates Gaming Facilities, which License Revocation (in the aggregate with any other License Revocations then in existence) would reasonably be expected to have a Material Adverse Effect (for purposes of clarification, without giving effect to the first proviso to the definition of Material Adverse Effect); provided, however, that such License Revocation continues for at least thirty (30) consecutive days after the earlier of (x) the date of cessation of the affected operations as a result of such License Revocation and (y) the date that none of Borrower, nor any of its Restricted Subsidiaries nor the Lenders receive the net cash flows generated by any such operations; or (p) the provisions of any Pari Passu Intercreditor Agreement or Second Lien Intercreditor Agreement shall, in whole or in part, following such Pari Passu Intercreditor Agreement or Second Lien Intercreditor Agreement being entered into, terminate, cease to be effective or cease to be legally valid, binding and enforceable against the Persons party thereto, except in accordance with its terms; then, and in every such event (other than an event described in Section 11.01(g) or 11.01(h) with respect to Borrower), and at any time thereafter during the continuance of such event, Administrative Agent, at the request of the Required Lenders, shall, by notice to Borrower, take any or all of the following actions, at the same or different times: (i) terminate forthwith the Commitments, (ii) declare the Loans and Reimbursement Obligations then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans and Reimbursement Obligations so declared to be due and payable, together with accrued interest thereon and any unpaid accrued fees and all other liabilities and Obligations of Borrower accrued hereunder and under any other Credit Document (other than Swap Contracts and Cash Management Agreements), shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Borrower, anything contained herein or in any other Credit Document (other than Swap Contracts and Cash Management Agreements) to the contrary notwithstanding; (iii) exercise any other right or remedy provided

-123- under the Credit Documents or at law or in equity and (iv) direct Borrower to pay (and Borrower hereby agrees upon receipt of such notice, or upon the occurrence of any Event of Default specified in Section 11.01(g) or 11.01(h) with respect to Borrower, to pay) to Collateral Agent at the Principal Office such additional amounts of cash, to be held as security by Collateral Agent for L/C Liabilities then outstanding, equal to the aggregate L/C Liabilities then outstanding; and in any event described in Section 11.01(g) or 11.01(h) above with respect to Borrower, the Commitments shall automatically terminate and the principal of the Loans and Reimbursement Obligations then outstanding, together with accrued interest thereon and any unpaid accrued fees and all other liabilities and Obligations of Borrower accrued hereunder and under any other Credit Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Borrower, anything contained herein or in any other Credit Document to the contrary notwithstanding. Notwithstanding anything to the contrary, if the only Event of Default then having occurred and continuing is an Event of Default with respect to the financial maintenance covenants set forth in Section 10.08, then the Administrative Agent may not take any of the actions set forth in this Section 11.01 during the period commencing on the date that the Administrative Agent receives a Notice of Intent to Cure and ending on the Cure Expiration Date with respect thereto in accordance with and to the extent permitted by Section 11.03. SECTION 11.02. Application of Proceeds. The proceeds received by Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral pursuant to the exercise by Collateral Agent of its remedies, or otherwise received after acceleration of the Loans, shall be applied, in full or in part, together with any other sums then held by Collateral Agent pursuant to this Agreement, promptly by Collateral Agent as follows: (a) First, to the payment of all reasonable costs and expenses, fees, commissions and Taxes of such sale, collection or other realization including compensation to Administrative Agent and Collateral Agent and their respective agents and counsel, and all expenses, liabilities and advances made or incurred by Administrative Agent or Collateral Agent in connection therewith and all amounts for which Administrative Agent or Collateral Agent, as applicable is entitled to indemnification pursuant to the provisions of any Credit Document; (b) Second, to the payment of all other reasonable costs and expenses of such sale, collection or other realization and of any receiver of any part of the Collateral appointed pursuant to the applicable Security Documents including compensation to the other Secured Parties and their agents and counsel and all costs, liabilities and advances made or incurred by the other Secured Parties in connection therewith; (c) Third, without duplication of amounts applied pursuant to clauses (a) and (b) above, to the indefeasible payment in full in cash, pro rata, of interest and other amounts constituting Obligations (other than principal, reimbursement obligations in respect of L/C Liabilities and obligations to Cash Collateralize L/C Liabilities) and any fees, premiums and scheduled periodic payments due under Obligations arising under Secured Cash Management Agreements and Swap Contracts that constitute Secured Obligations (as defined in the Security Agreement) and any interest accrued thereon, in each case equally and ratably in accordance with the respective amounts thereof then due and owing; (d) Fourth, to the indefeasible payment in full in cash, pro rata, of principal amount of the Obligations and any premium thereon (including reimbursement obligations in respect of L/C Liabilities and obligations to Cash Collateralize L/C Liabilities) and any breakage, termination or other payments under Obligations arising under Secured Cash Management Agreements and Swap Contracts that constitute Secured Obligations (as defined in the Security Agreement) and any interest accrued thereon; and (e) Fifth, the balance, if any, to the Person lawfully entitled thereto (including the applicable Credit Party or its successors or assigns) or as a court of competent jurisdiction may direct. In the event that any such proceeds are insufficient to pay in full the items described in clauses (a) through (c) of this Section 11.02, the Credit Parties shall remain liable, jointly and severally, for any deficiency. Notwithstanding the foregoing, Obligations arising under Secured Cash Management Agreements and Credit Swap Contracts shall be excluded from the application described above if Administrative Agent has not

-124- received written notice thereof, together with such supporting documentation as Administrative Agent may request, from the applicable Cash Management Bank or Swap Provider, as the case may be. Each Cash Management Bank or Swap Provider not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of Administrative Agent and the Collateral Agent pursuant to the terms of Article XII hereof for itself and its Affiliates as if a “Lender” party hereto. SECTION 11.03. Borrower’s Right to Cure. Notwithstanding anything to the contrary contained in Section 10.08, in the event that Borrower shall fail to comply with the financial maintenance covenants set forth in Section 10.08, any equity contribution (in the form of common equity or other equity having terms reasonably acceptable to the Administrative Agent) made or contributed to Borrower, or cash proceeds of Intercompany Contribution Indebtedness incurred by Borrower, after the last day of any fiscal quarter and on or prior to the day that is ten (10) Business Days after the day on which financial statements are required to be delivered for that fiscal quarter (such date, the “Cure Expiration Date”) will, at the request of Borrower, be included in the calculation of Consolidated EBITDA solely for the purposes of determining compliance with such financial maintenance covenants at the end of such fiscal quarter and any subsequent period that includes such fiscal quarter (any such equity contribution or cash proceeds, a “Specified Equity Contribution”); provided that (a) no Lender shall be required to make any extension of credit during the ten (10) Business Day period referred to above if Borrower has not received the proceeds of such Specified Equity Contribution, (b) Borrower shall not be permitted to so request that a Specified Equity Contribution be included in the calculation of Consolidated EBITDA with respect to any fiscal quarter unless, after giving effect to such requested Specified Equity Contribution, there will be a period of at least two (2) fiscal quarters in the Relevant Four Fiscal Quarter Period in which no Specified Equity Contribution has been made and there shall be no more than five (5) Specified Equity Contributions in total, (c) the amount of any Specified Equity Contribution and the use of proceeds therefrom will be no greater than the amount required to cause Borrower to be in compliance with such financial maintenance covenants, (d) all proceeds of Specified Equity Contributions will be disregarded for all other purposes under the Credit Documents (including calculating Consolidated EBITDA for purposes of determining basket levels and other items governed by reference to Consolidated EBITDA, and for purposes of negative covenants (other than such financial maintenance covenants)), (e) the proceeds of each Specified Equity Contributions shall have been contributed to Borrower as equity solely in exchange for Qualified Capital Stock of Borrower or as Intercompany Contribution Indebtedness and (f) there shall be no reduction in Indebtedness (whether on a pro forma basis or otherwise) with the proceeds of any Specified Equity Contribution for purposes of determining compliance with such financial maintenance covenants for the fiscal quarter for which such Specified Equity Contribution was made. ARTICLE XII. AGENTS SECTION 12.01. Appointment. Each of the Lenders hereby irrevocably appoints DB to act on its behalf as the Administrative Agent and the Collateral Agent hereunder and under the other Credit Documents, and authorizes the Administrative Agent and the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent or the Collateral Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto, including pursuant to regulatory requirements of any Gaming Authority consistent with the intents and purposes of this Agreement and the other Credit Documents. DB is hereby appointed Auction Manager hereunder, and each Lender hereby authorizes the Auction Manager to act as its agent in accordance with the terms hereof and of the other Credit Documents; provided, that Borrower shall have the right to select and appoint a replacement Auction Manager from time to time by written notice to Administrative Agent, and any such replacement shall also be so authorized to act in such capacity. Each Lender agrees that the Auction Manager shall have solely the obligations in its capacity as the Auction Manager as are specifically described in this Agreement and shall be entitled to the benefits of Article XII, as applicable. Each of the Lenders hereby irrevocably authorize each of the Agents (other than the Administrative Agent, Collateral Agent and the Auction Manager) to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to such Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Agents and the Lenders, and neither

-125- Borrower nor any other Credit Party shall have rights as a third party beneficiary of any of the provisions of this Article XII, except to the extent set forth in this Section 12.01, Section 12.06 and Section 12.07(b). It is understood and agreed that the use of the term “agent” herein or in any other Credit Documents (or any other similar term) with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. SECTION 12.02. Rights as a Lender. Any Person serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender (if applicable) as any other Lender and may exercise the same as though it were not an Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as such Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with Borrower or any Subsidiary or other Affiliate thereof as if such Person were not an Agent hereunder and without any duty to account therefor to the Lenders. SECTION 12.03. Exculpatory Provisions. No Agent shall have any duties or obligations except those expressly set forth herein and in the other Credit Documents, and each Agent’s duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, no Agent: (a) shall be subject to any fiduciary or other implied duties with respect to any Credit Party, any Lender or any other Person, regardless of whether a Default has occurred and is continuing; (b) shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Credit Documents that the Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Credit Documents), provided that no Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent to liability or that is contrary to any Credit Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (c) shall, except as expressly set forth herein and in the other Credit Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any of Borrower or any of its respective Affiliates that is communicated to or obtained by the Person serving as such Agent or any of its Affiliates in any capacity. No Agent shall be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or, such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 13.04) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. No Agent shall be deemed to have knowledge of any Default unless and until notice describing such Default is given in writing to such Agent by Borrower or a Lender. No Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Credit Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Credit Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article VII or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to such Agent. The Administrative Agent shall not be responsible for, and shall not incur any liability with respect to, determining whether any assignee or potential assignee of the Loans or Commitments hereunder is a Competitor or a

-126- Disqualified Lender. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “LIBO Rate” or with respect to any comparable or successor rate thereto. SECTION 12.04. Reliance by Agents. Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender, each Agent may presume that such condition is satisfactory to such Lender unless such Agent shall have received notice to the contrary from such Lender prior to the making of such Loan or the issuance of such Letter of Credit. Each Agent may consult with legal counsel (who may be counsel for Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. SECTION 12.05. Delegation of Duties. Each Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Credit Document by or through any one or more sub agents appointed by such Agent. Each Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub agent and to the Related Parties of each Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as an Agent. No Agent shall be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non appealable judgment that an Agent acted with gross negligence, bad faith or willful misconduct in the selection of such sub-agents. SECTION 12.06. Resignation of Administrative Agent and Collateral Agent. (a) The Administrative Agent and Collateral Agent may at any time give notice of their resignation to the Lenders and Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the prior written consent of Borrower (unless an Event of Default specified in Section 11.01(b) or 11.01(c) or an Event of Default specified in Section 11.01(g) or 11.01(h) with respect to Borrower has occurred and is continuing) to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent and Collateral Agent gives notice of their resignation (or such earlier day as shall be agreed by the Required Lenders and Borrower (unless an Event of Default specified in Section 11.01(b) or 11.01(c) or an Event of Default specified in Section 11.01(g) or 11.01(h) with respect to Borrower has occurred and is continuing)) (the “Resignation Effective Date”), then the retiring Administrative Agent and Collateral Agent may (but shall not be obligated to) on behalf of the Lenders, appoint a successor Administrative Agent and Collateral Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent and Collateral Agent is a Defaulting Lender pursuant to clause (iii) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to Borrower and such Person remove such Person as Administrative Agent and Collateral Agent and, in consultation with Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent and Collateral Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents (except that in the case of any collateral security held

-127- by the Administrative Agent or Collateral Agent on behalf of the Secured Parties under any of the Credit Documents, the retiring or removed Administrative Agent or Collateral Agent, as applicable, shall continue to hold such collateral security until such time as a successor Administrative Agent and Collateral Agent is appointed) and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent or Collateral Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent or the Collateral Agent shall instead be made by or to each Secured Party directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent and Collateral Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent and Collateral Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent and Collateral Agent (other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent or Collateral Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent and Collateral Agent shall be discharged from all of its duties and obligations hereunder or under the other Credit Documents (if not already discharged therefrom as provided above in this Section). The fees payable by Borrower to a successor Administrative Agent and Collateral Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor. After the retiring or removed Administrative Agent’s and Collateral Agent’s resignation or removal hereunder and under the other Credit Documents, the provisions of this Article and Section 13.03 shall continue in effect for the benefit of such retiring or removed Administrative Agent and Collateral Agent, their sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent and Collateral Agent was acting as Administrative Agent or Collateral Agent. (d) Any resignation by DB as Administrative Agent and Collateral Agent pursuant to this Section shall also constitute its resignation as L/C Lender. If DB resigns as an L/C Lender, it shall retain all the rights, powers, privileges and duties of an L/C Lender hereunder with respect to all of its Letters of Credit outstanding as of the effective date of its resignation as L/C Lender and all L/C Liability with respect thereto, including the right to require the Revolving Lenders to make ABR Loans or fund risk participations in Unreimbursed Amounts pursuant to Sections 2.03(e) and (f). Upon the appointment by Borrower of a successor L/C Lender hereunder and such successor’s acceptance of such appointment (which successor shall in all cases be a Lender other than a Defaulting Lender), (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Lender, (b) the retiring L/C Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Credit Documents, and (c) the successor L/C Lender shall issue letters of credit in substitution for the Letters of Credit of the retiring L/C Lender, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Lender to effectively assume the obligations of the retiring L/C Lender with respect to such Letters of Credit. SECTION 12.07. Nonreliance on Agents and Other Lenders. (a) Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Credit Document or any related agreement or any document furnished hereunder or thereunder. (b) Each Lender acknowledges that in connection with Borrower Loan Purchases, (i) Borrower may purchase or acquire Term Loans or Revolving Loans hereunder from the Lenders from time to time, subject to the restrictions set forth in the definition of Eligible Assignee and in Section 13.05(d), (ii) Borrower currently may have, and later may come into possession of, information regarding such Term Loans or Revolving Loans or the Credit Parties hereunder that is not known to such Lender and that may be material to a decision by such Lender to enter into an assignment of such Loans hereunder (“Excluded Information”), (iii) such Lender has independently and without reliance on any other party made such Lender’s own analysis and determined to enter into an assignment of such Loans and to consummate the transactions contemplated thereby notwithstanding such Lender’s lack of knowledge of the Excluded Information and (iv) Borrower shall have no liability to such Lender, and such Lender

-128- hereby waives and releases, to the extent permitted by law, any claims such Lender may have against Borrower, under applicable laws or otherwise, with respect to the nondisclosure of the Excluded Information; provided, however, that the Excluded Information shall not and does not affect the truth or accuracy of the representations or warranties of Borrower in the Standard Terms and Conditions set forth in the applicable assignment agreement. Each Lender further acknowledges that the Excluded Information may not be available to Administrative Agent, Auction Manager or the other Lenders hereunder. SECTION 12.08. Indemnification. The Lenders agree to reimburse and indemnify each Agent in its capacity as such ratably according with its “percentage” as used in determining the Required Lenders at such time or, if the Commitments have terminated and all Loans have been repaid in full, as determined immediately prior to such termination and repayment (with such “percentages” to be determined as if there are no Defaulting Lenders), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against such Agent in its capacity as such in any way relating to or arising out of this Agreement or any other Credit Document, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by such Agent under or in connection with any of the foregoing, but only to the extent that any of the foregoing is not paid by Borrower or any of its Subsidiaries; provided, however, that no Lender shall be liable to any Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (x) resulting primarily from the gross negligence, or willful misconduct of such Agent (as determined by a court of competent jurisdiction in a final and non-appealable decision) or (y) relating to or arising out of the Fee Letter. If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section 12.08 shall survive the payment of all Obligations. SECTION 12.09. No Other Duties. Anything herein to the contrary notwithstanding, none of the Administrative Agent, Collateral Agent, Documentation Agent, Syndication Agents, Lead Arrangers, or Arrangers shall have any powers, duties or responsibilities under this Agreement or any of the other Credit Documents, except in its capacity, as applicable, as the Administrative Agent, the Collateral Agent, an L/C Lender, the Auction Manager or a Lender hereunder. SECTION 12.10. Holders. Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with Administrative Agent. Any request, authority or consent of any Person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor. SECTION 12.11. Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Credit Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Liability shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Liabilities and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Secured Parties (including any claim for the reasonable compensation, expenses, disbursements and advances of the Secured Parties and their respective agents and counsel and all other amounts due the Secured Parties under Sections 2.03, 2.05 and 13.03) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

-129- and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender (and each Secured Party by accepting the benefits of the Collateral) to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Secured Parties, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.03, 2.05 and 13.03. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Secured Party any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Secured Party to authorize the Administrative Agent to vote in respect of the claim of any Secured Party in any such proceeding. SECTION 12.12. Collateral Matters. (a) Each Lender (and each other Secured Party by accepting the benefits of the Collateral) authorizes and directs Collateral Agent to enter into the Security Documents for the benefit of the Secured Parties and to hold and enforce the Liens on the Collateral on behalf of the Secured Parties. Collateral Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time prior to an Event of Default, to take any action with respect to any Collateral or Security Documents which may be necessary to perfect and maintain perfected the security interest in and liens upon the Collateral granted pursuant to the Security Documents. The Lenders hereby authorize Collateral Agent to take the actions set forth in Section 13.04(g). Upon request by Administrative Agent at any time, the Lenders will confirm in writing Collateral Agent’s authority to release particular types or items of Collateral pursuant to Section 13.04(g). (b) Collateral Agent shall have no obligation whatsoever to the Lenders, the other Secured Parties or any other Person to assure that the Collateral exists or is owned by any Credit Party or is cared for, protected or insured or that the Liens granted to Collateral Agent pursuant to the applicable Security Documents have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to Collateral Agent in Section 12.01 or in this Section 12.12 or in any of the Security Documents, it being understood and agreed that in respect of the Collateral or any part thereof, or any act, omission or event related thereto, Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given Collateral Agent’s own interest in the Collateral or any part thereof as one of the Lenders and that Collateral Agent shall have no duty or liability whatsoever to the Lenders or the other Secured Parties, except for its gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). SECTION 12.13. Withholding Tax. To the extent required by any applicable Requirement of Law, the Administrative Agent may withhold from any payment to any Lender, an amount equivalent to any applicable withholding tax. Without limiting or expanding the provisions of Section 5.06, each Lender shall, indemnify the relevant Administrative Agent (to the extent that Administrative Agent has not already been reimbursed by the Credit Parties and without limiting or expanding the obligation of the Credit Parties to do so), and shall make payable in respect thereof within thirty (30) calendar days after demand therefor, against any and all Taxes and any and all related losses, claims, liabilities and expenses (including fees, charges and disbursements of any counsel for Administrative Agent) incurred by or asserted against Administrative Agent by the Internal Revenue Service or any other Governmental Authority as a result of the failure of Administrative Agent to properly withhold tax from amounts paid to or for the account of such Lender for any reason (including, without limitation, because the appropriate form was not delivered or not property executed, or because such Lender failed to notify Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding tax ineffective). A certificate as to the amount of such payment or liability delivered to any Lender by Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Security Document against any amount due Administrative Agent under this Section 12.13. The agreements in this Section 12.13 shall survive the resignation and/or replacement of Administrative Agent, any assignment of rights by, or the replacement of, a Lender, and the repayment, satisfaction or discharge of any Loans and all other amounts payable hereunder.

-130- SECTION 12.14. Secured Cash Management Agreements and Swap Contracts. Except as otherwise expressly set forth herein or in any Security Document, no Cash Management Bank or Swap Provider that obtains the benefits of Section 11.02, Article VI or any Collateral by virtue of the provisions hereof or of any Security Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Credit Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Credit Documents. Notwithstanding any other provision of this Article XII to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Cash Management Agreements and Swap Contracts unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Swap Provider, as the case may be. ARTICLE XIII. MISCELLANEOUS SECTION 13.01. Waiver. No failure on the part of Administrative Agent, Collateral Agent or any other Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Credit Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. SECTION 13.02. Notices. (a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile or electronic mail). All such written notices shall be mailed certified or registered mail, faxed or delivered to the applicable address, telecopy or facsimile number or (subject to Section 13.02(b) below) electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to any Credit Party, any Agent, and L/C Lender to the address, facsimile number, electronic mail address or telephone number specified for such Person below its name on the signature pages hereof; (ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person below its name on the signature pages hereof or, in the case of any assignee Lender, the applicable Assignment Agreement. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in Section 13.02(b) below, shall be effective as provided in such Section 13.02(b). (b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by Administrative Agent; provided, however, that the foregoing shall not apply to notices to any Lender pursuant to Article II, Article III or Article IV if such Lender has notified Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. Each Agent or any Credit Party may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

-131- Unless Administrative Agent otherwise prescribes, (i) notices and other communications sent to an electronic mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return electronic mail address or other written acknowledgement); provided, however, that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address (as described in the foregoing clause (i)) of notification that such notice or communication is available and identifying the website address therefor. (c) Change of Address, Etc. Each Credit Party, each Agent and each L/C Lender may change its respective address, facsimile number, electronic mail address or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, facsimile number, electronic mail address or telephone number for notices and other communications hereunder by notice to Borrower, Administrative Agent and each L/C Lender. (d) Reliance by Agents and Lenders. Agents and the Lenders shall be entitled to rely and act upon any notices (including telephonic Notices of Borrowing and Letter of Credit Requests) purportedly given by or on behalf of Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Borrower shall indemnify each Indemnitee from all Losses resulting from the reliance by such Indemnitee on each notice purportedly given by or on behalf of Borrower (except to the extent resulting from such Indemnitee’s own gross negligence, bad faith or willful misconduct or material breach of any Credit Document) and believed by such Indemnitee in good faith to be genuine. All telephonic notices to and other communications with Administrative Agent or Collateral Agent may be recorded by Administrative Agent or Collateral Agent, as the case may be, and each of the parties hereto hereby consents to such recording. (e) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH BORROWER MATERIALS OR THE PLATFORM. In no event shall any Agent or any of their respective Affiliates, directors, officers, employees, counsel, agents, trustees, investment advisors and attorneys-in-fact (collectively, the “Agent Parties”) have any liability to Borrower, any other Credit Party, any Lender, any L/C Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of Borrower’s or Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of, or material breach of any Credit Document by, such Agent Party; provided however, that in no event shall any Agent Party have any liability to Borrower, any other Credit Party, any Lender, any L/C Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). SECTION 13.03. Expenses, Indemnification, Etc. (a) The Credit Parties, jointly and severally, agree to pay or reimburse: (i) Agents for all of their reasonable and documented out-of-pocket costs and expenses (including, but limited to in the case of counsel, the reasonable fees, expenses and disbursements of one primary legal counsel for Lenders and Agents selected by Administrative Agent and one local counsel in each applicable jurisdiction reasonably deemed necessary by Agents and any “ClearPar” costs and

-132- expenses) in connection with (1) the negotiation, preparation, execution and delivery of the Credit Documents and the extension and syndication of credit (including the Loans and Commitments) hereunder and (2) the negotiation, preparation, execution and delivery of any modification, supplement, amendment or waiver of any of the terms of any Credit Document (whether or not consummated or effective) requested by the Credit Parties; (ii) each Agent and each Lender for all reasonable and documented out-of-pocket costs and expenses of such Agent or Lender (provided that any legal expenses shall be limited to the reasonable fees, expenses and disbursements of one primary legal counsel for Lenders and Agents selected by Administrative Agent and of one local counsel in each applicable jurisdiction reasonably deemed necessary by Agents) (and solely in the case of an actual or perceived conflict of interest, where the Persons affected by such conflict inform Borrower in writing of the existence of an actual or perceived conflict of interest prior to retaining additional counsel, one additional of each such counsel for each group of similarly situated Secured Parties)) in connection with (1) any enforcement or collection proceedings resulting from any Event of Default, including all manner of participation in or other involvement with (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated), (2) following the occurrence and during the continuance of an Event of Default, the enforcement of any Credit Document and (3) the enforcement of this Section 13.03; and (iii) Administrative Agent or Collateral Agent, as applicable but without duplication, for all reasonable and documented costs, expenses, assessments and other charges (including reasonable fees and disbursements of one counsel in each applicable jurisdiction) incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Credit Document or any other document referred to therein. Without limiting the rights of any Agent under this Section 13.03(a), each Agent, promptly after a request of Borrower from time to time, will advise Borrower of an estimate of any amount anticipated to be incurred by such Agent and reimbursed by Borrower under this Section 13.03(a). (b) The Credit Parties, jointly and severally, hereby agree to indemnify each Agent, each Lender and their respective Affiliates, directors, trustees, officers, employees, representatives, advisors, partners and agents (each, an “Indemnitee”) from, and hold each of them harmless against, any and all Losses incurred by, imposed on or asserted against any of them directly or indirectly arising out of or by reason of or relating to the negotiation, execution, delivery, performance, administration or enforcement of any Credit Document, any of the transactions contemplated by the Credit Documents (including the Transactions), any breach by any Credit Party of any representation, warranty, covenant or other agreement contained in any Credit Document in connection with any of the Transactions, the use or proposed use of any of the Loans or Letters of Credit, the issuance of or performance under any Letter of Credit or, the use of any collateral security for the Obligations (including the exercise by any Agent or Lender of the rights and remedies or any power of attorney with respect thereto or any action or inaction in respect thereof), including all amounts payable by any Lender pursuant to Section 12.08, but excluding (i) any such Losses relating to matters referred to in Sections 5.01 or 5.06 (which shall be the sole remedy in respect of matters referred to therein), (ii) any such Losses arising from the gross negligence, bad faith or willful misconduct or material breach of any Credit Documents by such Indemnitee or its Related Indemnified Persons (as determined by a court of competent jurisdiction in a final and non-appealable decision) and (iii) any such Losses relating to any dispute between and among Indemnitees that does not involve an act or omission by any Company (other than any claims against Administrative Agent, Collateral Agent, any other agent or bookrunner named on the cover page hereto or any L/C Lender, in each case, acting in such capacities or fulfilling such roles). For purposes of this Section 13.03(b), a “Related Indemnified Person” of an Indemnitee means (1) any controlling person or controlled affiliate of such Indemnitee, (2) the respective directors, officers, or employees of such Indemnitee or any of its controlling persons or controlled Affiliates and (3) the respective agents of such Indemnitee or any of its controlling persons or controlled Affiliates, in the case of this clause (3), acting at the instructions of such Indemnitee, controlling person or such controlled Affiliate; provided that each reference to a controlled Affiliate or controlling

-133- person in this sentence pertains to a controlled Affiliate or controlling person involved in the performance of the Indemnitee’s obligations under the facilities. Without limiting the generality of the foregoing, the Credit Parties, jointly and severally, will indemnify each Agent, each Lender and each other Indemnitee from, and hold each Agent, each Lender and each other Indemnitee harmless against, any Losses incurred by, imposed on or asserted against any of them arising under any Environmental Law as a result of (i) the past, present or future operations of any Company (or any predecessor-in- interest to any Company), (ii) the past, present or future condition of any site or facility owned, operated, leased or used at any time by any Company (or any such predecessor-in-interest) to the extent such Losses arise from or relate to the parties’ relationship under the Credit Documents or to any Company’s (or such predecessor-in-interest’s) (A) ownership, operation, lease or use of such site or facility or (B) any aspect of the respective business or operations of such parties, and, in each case shall include, without limitation, any and all such Losses for which any Company could be found liable, or (iii) any Release or threatened Release of any Hazardous Materials at, on, under or from any such site or facility to the extent such Losses arise from or relate to the parties’ relationship under the Credit Documents or to any Company’s (or such predecessor-in-interest’s) (A) ownership, operation, lease or use of such site or facility or (B) any aspect of the respective business or operations of such parties, and, in each case shall include, without limitation, any and all such Losses for which any Company could be found liable, including any such Release or threatened Release that shall occur during any period when any Agent or Lender shall be in possession of any such site or facility following the exercise by such Agent or Lender, as the case may be, of any of its rights and remedies hereunder or under any of the Security Documents; provided, however, that the indemnity hereunder shall be subject to the exclusions from indemnification set forth in the preceding sentence. To the extent that the undertaking to indemnify and hold harmless set forth in this Section 13.03 or any other provision of any Credit Document providing for indemnification is unenforceable because it is violative of any law or public policy or otherwise, the Credit Parties, jointly and severally, shall contribute the maximum portion that each of them is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnified liabilities incurred by any of the Persons indemnified hereunder. To the fullest extent permitted by applicable law, no party hereto shall assert, and the parties hereto hereby waive, any claim against any Person, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Credit Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof; provided that nothing contained in this sentence shall limit the Credit Parties’ indemnity and reimbursement obligations to the extent set forth in this Section 13.03 (including the Credit Parties’ indemnity and reimbursement obligations to indemnify the Indemnitees for indirect, special, punitive or consequential damage that are included in any third party claim in connection with which such Indemnitee is entitled to indemnification hereunder). No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence, bad faith or willful misconduct or material breach of any Credit Document by such Indemnitee as determined by a final and non-appealable judgment of a court of competent jurisdiction. SECTION 13.04. Amendments and Waiver. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be amended, modified, changed or waived, unless such amendment, modification, change or waiver is in writing signed by the respective Credit Parties party thereto and the Required Lenders (or Administrative Agent with the consent of the Required Lenders); provided, however, that no such amendment, modification, change or waiver shall (and any such amendment, modification, change or waiver set forth below in clauses (i) through (vi) of this Section 13.04(a) shall only require the approval of the Agents and/or Lenders whose consent is required therefor pursuant to such clauses):

-134- (i) extend the date for any scheduled payment of principal on any Loan or Note or extend the stated maturity of any Letter of Credit beyond any R/C Maturity Date (unless such Letter of Credit is required to be cash collateralized or otherwise backstopped (with a letter of credit on customary terms) to the Administrative Agent’s and applicable L/C Lender’s reasonable satisfaction or the participations therein are required to be assumed by Lenders that have Revolving Commitments which extend beyond such R/C Maturity Date) or extend the termination date of any of the Commitments, or reduce the rate or extend the time of payment of interest (other than as a result of any waiver of the applicability of any post-default increase in interest rates) or fees thereon, or forgive or reduce the principal amount thereof, without the consent of each Lender directly affected thereby (it being understood that any amendment or modification to the financial definitions in this Agreement shall not constitute a reduction in any rate of interest or fees for purposes of this clause (i), notwithstanding the fact that such amendment or modification actually results in such a reduction); (ii) release (x) all or substantially all of the Collateral (except as provided in the Security Documents) under all the Security Documents or (y) all or substantially all of the Guarantors from the Guarantees, without the consent of each Lender; (iii) amend, modify, change or waive (x) any provision of Section 11.02 or this Section 13.04 without the consent of each Lender, (y) any other provision of any Credit Document or any other provision of this Agreement that expressly provides that the consent of all Lenders is required, without the consent of each Lender or (z) any provision of any Credit Document that expressly provides that the consent of the Required Tranche Lenders of a particular Tranche or Required Revolving Lenders is required, without the consent of the Required Tranche Lenders of such Tranche or the Required Revolving Lenders, as the case may be (in each case, except for technical amendments with respect to additional extensions of credit (including Extended Term Loans or Extended Revolving Loans) pursuant to this Agreement which afford the benefits or protections to such additional extensions of credit of the type provided to the Term Loans and/or the Revolving Commitments and Revolving Loans, as applicable); (iv) (x) reduce the percentage specified in the definition of Required Lenders or Required Tranche Lenders or otherwise amend the definition of Required Lenders or Required Tranche Lenders without the consent of each Lender or (y) reduce the percentage specified in the definition of Required Revolving Lenders or otherwise amend the definition of Required Revolving Lenders without the consent of each Revolving Lender (provided that, (x) no such consent shall be required for technical amendments with respect to additional extensions of credit pursuant to this Agreement, and (y) with the consent of the Required Lenders, additional extensions of credit (including Extended Term Loans and Extended Revolving Loans) pursuant to this Agreement may be included in the determination of the Required Lenders, Required Tranche Lenders and/or Required Revolving Lenders on substantially the same basis as the extensions of Loans and Commitments are included on the Closing Date); (v) amend, modify, change or waive Section 4.02 or Section 4.07(b) in a manner that would alter the pro rata sharing of payments required thereby, without the consent of each Lender directly affected thereby (except for technical amendments with respect to additional extensions of credit (including Extended Term Loans or Extended Revolving Loans) pursuant to this Agreement which afford the protections to such additional extensions of credit of the type provided to the Term Loans and/or the Revolving Commitments and Revolving Loans, as applicable); (vi) impose any greater restriction on the ability of any Lender under a Tranche to assign any of its rights or obligations hereunder without the written consent of the Required Tranche Lenders for such Tranche; or (vii) amend, modify, change or waive any provision in Section 7.02 or waive any Default or Event of Default (or amend any Credit Document to effectively waive any Default or Event of Default), excluding any general waiver of any Default or Event of Default by the Required Lenders (as opposed to a waive only for the purpose of making such extension of credit), if the effect of such amendment, modification, change or waiver would require Lenders under a Tranche to fund its Loans when such

-135- Lenders would otherwise not be required to do so, without the written consent of the Required Tranche Lenders for such Tranche; provided, further, that no such amendment, modification, change or waiver shall (A) increase the Commitments of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the total Commitments or Total Revolving Commitments or a waiver of a mandatory prepayment shall not constitute an increase of the Commitment of any Lender), (B) without the consent of each L/C Lender, amend, modify, change or waive any provision of Section 2.03 or alter such L/C Lender’s rights or obligations with respect to Letters of Credit, (C) without the consent of any applicable Agent, amend, modify, change or waive any provision as same relates to the rights or obligations of such Agent, (D) amend, modify, change or waive Section 2.10(b) in a manner that by its terms adversely affects the rights in respect of prepayments due to Lenders holding Loans of one Tranche differently from the rights of Lenders holding Loans of any other Tranche without the prior written consent of the Required Tranche Lenders of each adversely affected Tranche (such consent being in lieu of the consent of the Required Lenders required above in this Section 13.04(a)) (except for technical amendments with respect to additional extensions of credit pursuant to this Agreement (including Extended Term Loans or Extended Revolving Loans) so that such additional extensions may share in the application of prepayments (or commitment reductions) with any Tranche of Term Loans or Revolving Loans, as applicable); provided, however, the Required Lenders may waive, in whole or in part, any prepayment so long as the application, as between Tranches, of any portion of such prepayment which is still required to be made is not altered or (E) amend or modify the definition of “Alternate Currency” or Section 1.05 without the prior written consent of all the Revolving Lenders (such consent being in lieu of the consent of the Required Lenders required above in this Section 13.04(a)). Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (x) the Commitment of such Defaulting Lender may not be increased or extended without the consent of such Defaulting Lender, (y) the principal and accrued and unpaid interest of such Defaulting Lender’s Loans shall not be reduced or forgiven (other than as a result of any waiver of the applicability of any post-default increase in interest rates), nor shall the date for any scheduled payment of any such amounts be postponed, without the consent of such Defaulting Lender (it being understood that any amendment or modification to the financial definitions in this Agreement shall not constitute a reduction in any rate of interest or fees for purposes of this clause (y), notwithstanding the fact that such amendment or modification actually results in such a reduction) and (z) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender (other than in the case of a consent by the Administrative Agent to permit Borrower and its Subsidiaries to purchase Revolving Commitments (and Revolving Loans made pursuant thereto) of Defaulting Lenders in excess of the amount permitted pursuant to Section 13.04(h)). In addition, notwithstanding the foregoing, the Fee Letter may only be amended or changed, or rights or privileges thereunder waived, only by the parties thereto in accordance with the respective provisions thereof. (b) If, in connection with any proposed amendment, modification, change or waiver of or to any of the provisions of this Agreement, the consent of the Required Lenders (or in the case of a proposed amendment, modification, change or waiver affecting a particular Class or Tranche, the Lenders holding a majority of the Loans and Commitments with respect to such Class or Tranche) is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then Borrower shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clause (A) or (B) below, to either: (A) replace each such non-consenting Lender or Lenders (or, at the option of Borrower, if such non-consenting Lender’s consent is required with respect to a particular Class or Tranche of Loans (or related Commitments), to replace only the Classes or Tranches of Commitments and/or Loans of such non- consenting Lender with respect to which such Lender’s individual consent is required (such Classes or Tranches, the “Affected Classes”)) with one or more Replacement Lenders, so long as, at the time of such replacement, each such Replacement Lender consents to the proposed amendment, modification, change or

-136- waiver; provided, further, that (i) at the time of any such replacement, the Replacement Lender shall enter into one or more Assignment Agreements (and with all fees payable pursuant to Section 13.05(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Loans of, and in each case L/C Interests of, the Replaced Lender (or, at the option of Borrower if the respective Lender’s consent is required with respect to less than all Tranches of Loans (or related Commitments), the Commitments, outstanding Loans and L/C Interests of the Affected Classes), (ii) at the time of any replacement, the Replaced Lender shall receive an amount equal to the sum of (A) the principal of, and all accrued interest on, all outstanding Loans of such Lender (other than any Loans not being acquired by the Replacement Lender), (B) all Reimbursement Obligations (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in the Alternate Currency) owing to such Lender, together with all then unpaid interest with respect thereto at such time, in the event Revolving Loans or Revolving Commitments owing to such Lender are being acquired and (C) all accrued, but theretofore unpaid, fees and other amounts owing to the Lender with respect to the Loans being so assigned and (iii) all obligations of Borrower owing to such Replaced Lender (other than those specifically described in clause (ii) above in respect of Replaced Lenders for which the assignment purchase price has been, or is concurrently being, paid, and other than those relating to Loans or Commitments not being acquired by the Replacement Lender, but including any amounts which would be paid to a Lender pursuant to Section 5.05 if Borrower were prepaying a LIBOR Loan), as applicable, shall be paid in full to such Replaced Lender, as applicable, concurrently with such replacement. Upon the execution of the respective Assignment Agreement, the payment of amounts referred to in clauses (i), (ii) and (iii) above, as applicable, the receipt of any consents that would be required for an assignment of the subject Loans and Commitments to such Replacement Lender in accordance with Section 13.05, the Replacement Lender, if any, shall become a Lender hereunder and the Replaced Lender, as applicable, shall cease to constitute a Lender hereunder and be released of all its obligations as a Lender, except with respect to indemnification provisions applicable to such Lender under this Agreement, which shall survive as to such Lender and, in the case of any Replaced Lender, except with respect to Loans, Commitments and L/C Interests of such Replaced Lender not being acquired by the Replacement Lender; provided, that if the applicable Replaced Lender does not execute the Assignment Agreement within three (3) Business Days after Borrower’s request, execution of such Assignment Agreement by the Replaced Lender shall not be required to effect such assignment; or (B) terminate such non-consenting Lender’s Commitment and/or repay Loans held by such Lender (or, if such non-consenting Lender’s consent is required with respect to a particular Class or Tranche of Loans, the Commitment and Loans of the Affected Class) and, if applicable, Cash Collateralize its applicable R/C Percentage of the L/C Liability, in either case, upon three (3) Business Days’ (or such shorter period as is acceptable to Administrative Agent) prior written notice to Administrative Agent at the Principal Office (which notice Administrative Agent shall promptly transmit to each of the Lenders). Any such prepayment of the Loans or termination of the Commitments of such Lender shall be made together with accrued and unpaid interest, fees and other amounts owing to such Lender (including all amounts, if any, owing pursuant to Section 5.05) (or if the applicable consent requires approval of all Lenders of a particular Tranche but not all Lenders, then Borrower shall terminate all Commitments and/or repay all Loans, in each case together with payment of all accrued and unpaid interest, fees and other amounts owing to such Lender (including all amounts, if any, owing pursuant to Section 5.05) under such Tranche), so long as (i) in the case of the repayment of Revolving Loans of any Lender pursuant to this Section 13.04(b)(B), (A) the Revolving Commitment of such Lender is terminated concurrently with such repayment and (B) such Lender’s R/C Percentage of all outstanding Letters of Credit is Cash Collateralized or backstopped by Borrower in a manner reasonably satisfactory to Administrative Agent and the L/C Lenders. Immediately upon any repayment of Loans by Borrower pursuant to this Section 13.04(b)(B), such Loans repaid or acquired pursuant hereto shall be cancelled for all purposes and no longer outstanding (and may not be resold, assigned or participated out by Borrower) for all purposes of this Agreement and all other Credit Documents (provided, that such purchases and cancellations shall not constitute prepayments or repayments of the Loans for any purpose hereunder (except for purposes of Section 2.09(c))), including, but not limited to (A) the making of, or the application of, any payments to the Lenders under this Agreement or any other Credit Document, (B) the making of any request, demand, authorization, direction, notice, consent or waiver under this Agreement or any other Credit Document, (C) the providing of any

-137- rights to Borrower as a Lender under this Agreement or any other Credit Document, and (D) the determination of Required Lenders, or for any similar or related purpose, under this Agreement or any other Credit Document; provided, however, that, unless the Commitments which are terminated and Loans which are repaid pursuant to this clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Loans of existing Lenders (who in each case must consent thereto), then, in the case of any action pursuant to this clause (B), the Required Lenders (determined after giving effect to the proposed action) shall specifically consent thereto; provided, that Borrower shall not have the right to replace a Lender, or terminate the Commitments of or repay the Loans of a Lender under this Section 13.04(b), solely as a result of the exercise of such Lender’s rights (and the withholding of any required consent by such Lender) pursuant to clauses (A) through (F) of the second proviso to Section 13.04(a). (c) Administrative Agent and Borrower may (without the consent of Lenders) amend any Credit Document to the extent (but only to the extent) necessary to reflect the existence and terms of Other Term Loans, Other Revolving Loans, Extended Term Loans and Extended Revolving Loans. Notwithstanding anything to the contrary contained herein, such amendment shall become effective without any further consent of any other party to such Credit Document. In addition, upon the effectiveness of any Refinancing Amendment, Administrative Agent, Borrower and the Lenders providing the relevant Credit Agreement Refinancing Indebtedness may amend this Agreement to the extent (but only to the extent) necessary to reflect the existence and terms of the Credit Agreement Refinancing Indebtedness incurred pursuant thereto (including any amendments necessary to treat the Loans and Commitments subject thereto as Other Term Loans, Other Revolving Loans, Other Revolving Commitments and/or Other Term Loan Commitments). Administrative Agent and Borrower may effect such amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the reasonable opinion of Administrative Agent and Borrower, to effect the terms of any Refinancing Amendment. Administrative Agent and Collateral Agent may enter into amendments to this Agreement and the other Credit Documents with Borrower as may be necessary in order to establish new tranches or sub-tranches in respect of the Loans and/or Commitments extended pursuant to Section 2.13 or incurred pursuant to Sections 2.12 or 2.15 and such technical amendments as may be necessary or appropriate in the reasonable opinion of Administrative Agent and Borrower in connection with the establishment of such new tranches or sub-tranches, in each case on terms consistent with Section 2.13, Section 2.12 or Section 2.15. (d) Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, Administrative Agent and Borrower (a) to add one or more additional credit facilities to this Agreement and to permit extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Credit Documents with the Term Loans (or any Tranche thereof in the case of additional Term Loans) and the Revolving Loans (or any Tranche of Revolving Commitments in the case of additional Revolving Loans or Revolving Commitments) and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders. (e) Notwithstanding anything to the contrary herein, (i) any Credit Document may be waived, amended, supplemented or modified pursuant to an agreement or agreements in writing entered into by Borrower and Administrative Agent (without the consent of any Lender) solely to effect administrative changes that are not adverse to any Lender or to correct administrative errors or omissions or to cure an ambiguity, defect or error (including, without limitation, to revise the legal description of any Mortgaged Real Property based on surveys), or to grant a new Lien for the benefit of the Secured Parties or extend an existing Lien over additional property or to make modifications which are not materially adverse to the Lenders and are requested or required by Gaming Authorities or Gaming Laws and (ii) any Credit Document may be waived, amended, supplemented or modified pursuant to an agreement or agreements in writing entered into by Borrower and Administrative Agent (without the consent of any Lender) to permit any changes requested or required by any Governmental Authority that are not materially adverse to the Lenders (including any changes relating to qualifications as a permitted holder of debt, licensing or limits on Property that may be pledged as Collateral or available remedies). Notwithstanding anything to the contrary herein, (A) additional extensions of credit consented to by Required Lenders shall be permitted hereunder on a ratable basis with the existing Loans (including as to proceeds of, and sharing in the benefits of,

-138- Collateral and sharing of prepayments), (B) Collateral Agent shall enter into the Pari Passu Intercreditor Agreement upon the request of Borrower in connection with the incurrence of Permitted First Priority Refinancing Debt or Permitted First Lien Indebtedness (and Permitted Refinancings thereof that qualify as Permitted First Lien Indebtedness) (or any amendments and supplements thereto in connection with the incurrence of additional Permitted First Priority Refinancing Debt, Permitted First Lien Indebtedness (and Permitted Refinancings thereof that qualify as Permitted First Lien Indebtedness), and (C) Collateral Agent shall enter into the Second Lien Intercreditor Agreement upon the request of Borrower in connection with the incurrence of Permitted Second Priority Refinancing Debt or Permitted Second Lien Indebtedness (and Permitted Refinancings thereof that qualify as Permitted Second Lien Indebtedness) (or any amendments and supplements thereto in connection with the incurrence of additional Permitted Second Priority Refinancing Debt or Permitted Second Lien Indebtedness (and Permitted Refinancings thereof that qualify as Permitted Second Lien Indebtedness). (f) Notwithstanding anything to the contrary herein, the applicable Credit Party or Parties and Administrative Agent and/or Collateral Agent may (in its or their respective sole discretion, or shall, to the extent required by any Credit Document) enter into any amendment or waiver of any Credit Document, or enter into any new agreement or instrument, without the consent of any other Person, to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Secured Parties, or as required by local law to give effect to, or protect any security interest for the benefit of the Secured Parties, in any property or so that the security interests therein comply with applicable Requirements of Law or to release any Collateral which is not required under the Security Documents. (g) Notwithstanding anything to the contrary herein, Administrative Agent and Collateral Agent shall (A) release any Lien granted to or held by Administrative Agent or Collateral Agent upon any Collateral (i) upon Payment in Full of the Obligations (other than (x) obligations under any Swap Contracts as to which acceptable arrangements have been made to the satisfaction of the relevant counterparties and (y) Cash Management Agreements not yet due and payable), (ii) upon the sale, transfer or other disposition of Collateral to the extent required pursuant to the last paragraph in Section 10.05 (and Administrative Agent or Collateral Agent may rely conclusively on a certificate to that effect provided to it by any Credit Party upon its reasonable request without further inquiry) to any Person other than a Credit Party, (iii) if approved, authorized or ratified in writing by the Required Lenders (or all of the Lenders to the extent required by Section 13.04(a)), (iv) if the property subject to such Lien is owned by a Guarantor, upon release of such Guarantor from its obligations under its Guarantee pursuant to Section 6.08, (v) constituting Equity Interests in or property of an Unrestricted Subsidiary, (vi) subject to Liens permitted under Sections 10.02(i) or 10.02(k), in each case, to the extent the documents governing such Liens do not permit such Collateral to secure the Obligations, or (vii) as otherwise may be provided herein or in the relevant Security Documents, and (B) consent to and enter into (and execute documents permitting the filing and recording, where appropriate) the grant of easements and covenants and subordination rights with respect to real property, conditions, restrictions and declarations on customary terms, and subordination, non-disturbance and attornment agreements on customary terms reasonably requested by Borrower with respect to leases entered into by Borrower and its Restricted Subsidiaries, to the extent requested by Borrower and not materially adverse to the interests of the Lenders. (h) If any Lender is a Defaulting Lender, Borrower shall have the right to terminate such Defaulting Lender’s Revolving Commitment and repay the Loans related thereto as provided below so long as Borrower Cash Collateralizes or backstops such Defaulting Lender’s applicable R/C Percentage of the L/C Liability to the reasonable satisfaction of the L/C Issuer and the Administrative Agent; provided that such terminations of Revolving Commitments shall not exceed 20% of the initial aggregate principal amount of the Revolving Commitments on the Closing Date; provided, further, that Borrower and its Subsidiaries may terminate additional Revolving Commitments of Defaulting Lenders and repay the Loans related thereto pursuant to this Section 13.04(h) with the consent of the Administrative Agent. At the time of any such termination and/or repayment, and as a condition thereto, the Replaced Lender shall receive an amount equal to the sum of (A) the principal of, and all accrued interest on, all outstanding Loans of such Lender provided pursuant to such Revolving Commitments, (B) all Reimbursement Obligations (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternate Currency) owing to such Lender, together with all then unpaid interest with respect thereto at such time, in the event Revolving Loans or Revolving Commitments owing to such Lender are being repaid and terminated or acquired, as the case may be, and (C) all accrued, but theretofore unpaid,

-139- fees owing to the Lender pursuant to Section 2.05 with respect to the Loans being so repaid, as the case may be and all other obligations of Borrower owing to such Replaced Lender (other than those relating to Loans or Commitments not being terminated or repaid) shall be paid in full to such Defaulting Lender concurrently with such termination. At such time, unless the respective Lender continues to have outstanding Loans or Commitments hereunder, such Lender shall no longer constitute a “Lender” for purposes of this Agreement, except with respect to indemnifications under this Agreement (including, without limitation, Sections 4.02, 5.01, 5.03, 5.05, 5.06 and 13.03), which shall survive as to such repaid Lender. Immediately upon any repayment of Loans by Borrower pursuant to this Section 13.04(h), such Loans repaid pursuant hereto shall be cancelled for all purposes and no longer outstanding (and may not be resold, assigned or participated out by Borrower) for all purposes of this Agreement and all other Credit Documents (provided; that such purchases and cancellations shall not constitute prepayments or repayments of the Loans (including, without limitation, pursuant to Section 2.09, Section 2.10 or Article IV) for any purpose hereunder), including, but not limited to (A) the making of, or the application of, any payments to the Lenders under this Agreement or any other Credit Document, (B) the making of any request, demand, authorization, direction, notice, consent or waiver under this Agreement or any other Credit Document, (C) the providing of any rights to Borrower as a Lender under this Agreement or any other Credit Document, and (D) the determination of Required Lenders, or for any similar or related purpose, under this Agreement or any other Credit Document. SECTION 13.05. Benefit of Agreement; Assignments; Participations. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, no Credit Party may assign or transfer any of its rights, obligations or interest hereunder or under any other Credit Document (it being understood that a merger or consolidation not prohibited by this Agreement shall not constitute an assignment or transfer) without the prior written consent of all of the Lenders and provided, further, that, although any Lender may transfer, assign or grant participations in its rights hereunder, such Lender shall remain a “Lender” for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments, Loans or related Obligations hereunder except as provided in Section 13.05(b)) and the participant shall not constitute a “Lender” hereunder; and provided, further, that no Lender shall transfer, assign or grant any participation (w) to a natural person, (x) to a Competitor (unless consented to by Borrower), (y) to a Disqualified Lender (unless consented to by Borrower) or (z) under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the date for any scheduled payment on, or the final scheduled maturity of, any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond any applicable R/C Maturity Date (unless such Letter of Credit is required to be cash collateralized or otherwise backstopped (with a letter of credit on customary terms) to the applicable L/C Lender’s and the Administrative Agent’s reasonable satisfaction or the participations therein are required to be assumed by Lenders that have commitments which extend beyond such R/C Maturity Date)) in which such participant is participating, or reduce the rate or extend the time of payment of interest or fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant’s participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the total Commitments or Total Revolving Commitments or of a mandatory prepayment shall not constitute a change in the terms of such participation, that an increase in any Commitment (or the available portion thereof) or Loan shall be permitted without the consent of any participant if the participant’s participation is not increased as a result thereof and that any amendment or modification to the financial definitions in this Agreement shall not constitute a reduction in any rate of interest or fees for purposes of this clause (i), notwithstanding the fact that such amendment or modification actually results in such a reduction), (ii) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under this Agreement or other Credit Document to which it is a party or (iii) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Credit Documents) supporting the Loans or Letters of Credit hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant’s rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto). Subject to the last sentence of this paragraph (a), Borrower agrees that each participant shall be entitled to the benefits of Sections 5.01, and 5.06 (subject to the obligations and limitations of such Sections, including Section 5.06(b), (c) and (d) (it being

-140- understood that the documentation required under Section 5.06(b), (c) and (d) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 13.05. To the extent permitted by law, each participant also shall be entitled to the benefits of Section 4.07 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and related interest amounts) of each participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”). The entries in the Participant Register shall be conclusive, absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. No Lender shall have any obligation to disclose all or any portion of a Participant Register (including the identity of any participant or any information relating to a participant's interest in any commitments, loans, letters of credit or its other obligations under any Credit Document) to any Person except to the extent such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. A participant shall not be entitled to receive any greater payment under Sections 5.01 or 5.06 than the applicable Lender would have been entitled to receive with respect to the participation sold to such participant, unless the entitlement to a greater payment results from any change in applicable Laws after the date the participant became a participant. (b) No Lender (or any Lender together with one or more other Lenders) may assign all or any portion of its Commitments, Loans and related outstanding Obligations (or, if the Commitments with respect to the relevant Tranche have terminated, outstanding Loans and Obligations) hereunder, except to one or more Eligible Assignees (treating any fund that invests in loans and any other fund that invests in loans and is managed or advised by the same investment advisor of such fund or by an Affiliate of such investment advisor as a single Eligible Assignee) with the consent of Administrative Agent and in the case of an assignment of Revolving Loans or Revolving Commitments, the consent of each L/C Lender and, so long as no Event of Default pursuant to Section 11.01(b) or 11.01(c), or, with respect to Borrower, 11.01(g) or 11.01(h), has occurred and is continuing, Borrower (each such consent not to be unreasonably withheld or delayed); provided that (x) except in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitments and Loans at the time owing to it, the aggregate amount of the Commitments or Loans subject to such assignment shall not be less than $5.0 million; (y) no such consent of Borrower shall be necessary in the case of (i) an assignment of Revolving Loans or Revolving Commitments by a Revolving Lender to another Revolving Lender and (ii) an assignment of Term Facility Loans by a Lender to (A) its parent company and/or any Affiliate of such Lender which is at least 50% owned by such Lender or its parent company or (B) one or more other Lenders or any Affiliate of any such other Lender which is at least 50% owned by such other Lender or its parent company (provided that any fund that invests in loans and is managed or advised by the same investment advisor of another fund which is a Lender (or by an Affiliate of such investment advisor) shall be treated as an Affiliate that is at least 50% owned by such other Lender or its parent company for the purposes of this sub-clause (x)(ii)(B)), or (C) in the case of any Lender that is a fund that invests in loans, any other fund that invests in loans and is managed or advised by the same investment advisor of any Lender or by an Affiliate of such investment advisor, and (y) Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to Administrative Agent within ten (10) Business Days after having received notice thereof. Notwithstanding the foregoing, so long as no Event of Default pursuant to Section 11.01(b) or 11.01(c), or, with respect to Borrower, 11.01(g) or 11.01(h), has occurred and is continuing, no assignment will be permitted to any Lender that will result in such Lender holding, collectively with its Affiliates (including any Person deemed to be an Affiliate for purposes of sub-clause (x)(ii)(B) above), Loans and Commitments having an aggregate principal amount of $100.0 million, or greater, without the prior written consent of Borrower (such consent not to be unreasonably withheld, conditioned or delayed); provided that Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to Administrative Agent within ten (10) Business Days after a Responsible Officer has received notice thereof. Each assignee shall become a party to this Agreement as a Lender by execution of an Assignment Agreement; provided that (I) Administrative Agent shall, unless it otherwise agrees in its sole discretion, receive at the time of each such assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,500, (II) no such transfer or assignment will be effective until recorded by Administrative Agent on the Register pursuant to Section 2.08, and (III) such assignments may be made on a pro rata basis among Commitments and/or Loans (and related Obligations). To the extent of any assignment permitted pursuant to this Section 13.05(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitments and outstanding Loans (provided that such

-141- assignment shall not release such Lender of any claims or liabilities that may exist against such Lender at the time of such assignment). At the time of each assignment pursuant to this Section 13.05(b) to a Person which is not already a Lender hereunder, the respective assignee Lender shall, to the extent legally eligible to do so, provide to Borrower and Administrative Agent the appropriate Internal Revenue Service Forms and other information as described in Sections 5.06(b) and 5.06(d), as applicable. To the extent that an assignment of all or any portion of a Lender’s Commitments, Loans and related outstanding Obligations pursuant to Section 2.11, Section 13.04(b)(B) or this Section 13.05(b) would, under the laws in effect at the time of such assignment, result in increased costs under Section 5.01 or 5.03 from those being charged by the respective assigning Lender prior to such assignment, then Borrower shall not be obligated to pay such increased costs (although Borrower, in accordance with and pursuant to the other provisions of this Agreement, shall be obligated to pay any other increased costs of the type described above resulting from Changes in Law after the date of the respective assignment). (c) Nothing in this Agreement shall prevent or prohibit any Lender from pledging or assigning a security interest in its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment of a security interest to a Federal Reserve Bank or other central banking authority. No pledge pursuant to this Section 13.05(c) shall release the transferor Lender from any of its obligations hereunder or permit the pledgee to become a lender hereunder without otherwise complying with Section 13.05(b). (d) Notwithstanding anything to the contrary contained in this Section 13.05 or any other provision of this Agreement, Borrower and its Subsidiaries may, but shall not be required to, purchase (x) outstanding Loans pursuant to the Auction Procedures established for each such purchase in an auction managed by Auction Manager and (y) outstanding Term Loans through open market purchases, subject solely to the following conditions: (i) (x) with respect to any Borrower Loan Purchase pursuant to the Auction Procedures, at the time of the applicable Purchase Notice (as defined in Exhibit N), no Event of Default under Section 11.01(a) or 11.01(b) or, with respect to Borrower, Section 11.01(g) or 11.01(h), has occurred and is continuing or would result therefrom, and (y) with respect to any Borrower Loan Purchase consummated through an open market purchase, at the time of the applicable assignment, no Event of Default under Section 11.01(a) or 11.01(b) or, with respect to Borrower, Section 11.01(g) or 11.01(h) has occurred and is continuing or would result therefrom; (ii) immediately upon any Borrower Loan Purchase, the Loans purchased pursuant thereto shall be cancelled for all purposes and no longer outstanding (and may not be resold, assigned or participated out by Borrower) for all purposes of this Agreement and all other Credit Documents (provided; that such purchases and cancellations shall not constitute prepayments or repayments of the Loans (including, without limitation, pursuant to Section 2.09, Section 2.10 or Article IV) for any purpose hereunder), including, but not limited to (A) the making of, or the application of, any payments to the Lenders under this Agreement or any other Credit Document, (B) the making of any request, demand, authorization, direction, notice, consent or waiver under this Agreement or any other Credit Document, (C) the providing of any rights to Borrower as a Lender under this Agreement or any other Credit Document, and (D) the determination of Required Lenders, or for any similar or related purpose, under this Agreement or any other Credit Document; (iii) with respect to each Borrower Loan Purchase, Administrative Agent shall receive (x) if such Borrower Loan Purchase is consummated pursuant to the Auction Procedures, a fully executed and completed Borrower Assignment Agreement effecting the assignment thereof, and (y) if such Borrower Loan Purchase is consummated pursuant to an open market purchase, a fully executed and completed Open Market Assignment and Assumption Agreement effecting the assignment thereof; (iv) with respect to any Borrower Loan Purchase of Revolving Loans under any Revolving Facility (x) there shall occur a corresponding reduction in the Revolving Commitments of each applicable Revolving Lender and (y) after giving effect to such Borrower Loan Purchase, there shall be sufficient aggregate Revolving Commitments among the Revolving Lenders to apply to the aggregate amount of L/C Liabilities outstanding as of such date, unless Borrower shall concurrently with the payment of the

-142- purchase price by Borrower for such Revolving Loans, deposit cash collateral in an account with the Administrative Agent pursuant to Section 2.16 in the amount of any such excess L/C Liabilities; (v) open market purchases of Term Loans by Borrower and its Subsidiaries shall not in the aggregate exceed 25% of the sum of the initial aggregate principal amount of the Term Loans on the Closing Date; and (vi) Borrower may not use the proceeds of any Revolving Loan to fund the purchase of outstanding Loans pursuant to this Section 13.05(d). The assignment fee set forth in Section 13.05(b) shall not be applicable to any Borrower Loan Purchase consummated pursuant to this Section 13.05(d). (e) Each Lender who is an Affiliate of Borrower (excluding (x) Borrower and its Subsidiaries and (y) any Debt Fund Affiliate Lenders) (each, an “Affiliate Lender”; it being understood that (x) neither Borrower nor any of its Subsidiaries may be Affiliate Lenders and (y) Debt Fund Affiliate Lenders and Affiliate Lenders may be lenders in accordance with this Section 13.05 subject, in the case of Affiliate Lenders, to this Section 13.05(e) and Section 13.05(f)), in connection with any (i) consent (or decision not to consent) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Credit Document, (ii) other action on any matter related to any Credit Document or (iii) direction to the Administrative Agent, Collateral Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Credit Document, agrees that, except with respect to any amendment, modification, waiver, consent or other action (1) described in clauses (i) through (vi) of Section 13.04(a) or (2) that adversely affects such Affiliate Lender (in its capacity as a Lender) in a disproportionately adverse manner as compared to other Lenders, such Affiliate Lender shall be deemed to have voted its interest as a Lender without discretion in such proportion as the allocation of voting with respect to such matter by Lenders who are not Affiliate Lenders. Each Affiliate Lender hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Affiliate Lender’s attorney-in-fact, with full authority in the place and stead of such Affiliate Lender and in the name of such Affiliate Lender, from time to time in the Administrative Agent’s discretion to take any action and to execute any instrument that the Administrative Agent may deem reasonably necessary to carry out the provisions of this clause (e). (f) Notwithstanding anything to the contrary in this Agreement, no Affiliate Lender shall have any right to (i) attend (including by telephone) any meeting or discussions (or portion thereof) among the Administrative Agent or any Lender to which representatives of Borrower are not then present, (ii) receive any information or material prepared by Administrative Agent or any Lender or any communication by or among Administrative Agent and/or one or more Lenders, except to the extent such information or materials have been made available to Borrower or its representatives, (iii) make or bring (or participate in, other than as a passive participant in or recipient of its pro rata benefits of) any claim, in its capacity as a Lender, against Administrative Agent, the Collateral Agent or any other Lender with respect to any duties or obligations or alleged duties or obligations of such Agent or any other such Lender under the Credit Documents, (iv) purchase any Term Loan if, immediately after giving effect to such purchase, Affiliate Lenders in the aggregate would own Term Loans with an aggregate principal amount in excess of 25% of the aggregate principal amount of all Term Loans then outstanding or (v) purchase any Revolving Loans or Revolving Credit Commitments. SECTION 13.06. Survival. The obligations of the Credit Parties under Sections 5.01, 5.05, 5.06, 13.03 and 13.20, the obligations of each Guarantor under Section 6.03, and the obligations of the Lenders and Administrative Agent under Sections 5.06 and 12.08, in each case shall survive the repayment of the Loans and the other Obligations and the termination of the Commitments and, in the case of any Lender that may assign any interest in its Commitments, Loans or L/C Interest (and any related Obligations) hereunder, shall (to the extent relating to such time as it was a Lender) survive the making of such assignment, notwithstanding that such assigning Lender may cease to be a “Lender” hereunder. In addition, each representation and warranty made, or deemed to be made by a notice of any extension of credit, herein or pursuant hereto shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the Notes and the making of any extension of credit hereunder, regardless of any investigation made by any such other party or on its

-143- behalf and notwithstanding that Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty. SECTION 13.07. Captions. The table of contents and captions and Section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement. SECTION 13.08. Counterparts; Interpretation; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Credit Documents, constitute the entire contract among the parties thereto relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, other than the Fee Letter, which are not superseded and survive solely as to the parties thereto (to the extent provided therein). This Agreement shall become effective when the Closing Date shall have occurred, and this Agreement shall have been executed and delivered by the Credit Parties and when Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement. SECTION 13.09. Governing Law; Submission to Jurisdiction; Waivers; Etc. (a) GOVERNING LAW. THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND ANY CLAIMS, CONTROVERSIES, DISPUTES, OR CAUSES OF ACTION (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) BASED UPON OR RELATING TO THIS AGREEMENT OR THE OTHER CREDIT DOCUMENTS (EXCEPT AS TO ANY OTHER CREDIT DOCUMENT, AS EXPRESSLY SET FORTH IN SUCH OTHER CREDIT DOCUMENT), SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION. (b) SUBMISSION TO JURISDICTION. EACH CREDIT PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER AT LAW OR IN EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, ANY OF THEIR RESPECTIVE AFFILIATES, OR ANY OF THE PARTNERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR ADVISORS OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER CREDIT DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AGAINST ANY CREDIT PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. (c) WAIVER OF VENUE. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY

-144- OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 13.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. (e) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 13.10. Confidentiality. Each Agent and each Lender agrees to keep information obtained by it pursuant to the Credit Documents confidential in accordance with such Agent’s or such Lender’s customary practices and agrees that it will only use such information in connection with the transactions contemplated hereby and not disclose any of such information other than (a) to such Agent’s or such Lender’s employees, representatives, directors, attorneys, auditors, agents, professional advisors, trustees or Affiliates who are advised of the confidential nature thereof and instructed to keep such information confidential or to any direct or indirect, actual or prospective, creditor or contractual counterparty in swap agreements or derivative or securitization transactions or such creditor’s or contractual counterparty’s professional advisor (so long as such creditor, contractual counterparty or professional advisor to such creditor or contractual counterparty agrees in writing to be bound by the provision of this Section 13.10, such Agent or such Lender being liable for any breach of confidentiality by any Person described in this clause (a) and with respect to disclosures to Affiliates to the extent disclosed by such Lender to such Affiliate), (b) to the extent such information presently is or hereafter becomes available to such Agent or such Lender on a non- confidential basis from a Person not an Affiliate of such Agent or such Lender not known to such Agent or such Lender to be violating a confidentiality obligation by such disclosure, (c) to the extent disclosure is required by any Law, subpoena or judicial order or process (provided that notice of such requirement or order shall be promptly furnished to Borrower unless such notice is legally prohibited) or requested or required by bank, securities, insurance or investment company regulations or auditors or any administrative body or commission (including the Securities Valuation Office of the NAIC) to whose jurisdiction such Agent or such Lender is subject, (d) to any rating agency to the extent required in connection with any rating to be assigned to such Agent or such Lender; provided that prior notice thereof is furnished to Borrower, (e) to pledgees under Section 13.05(c), assignees, participants, prospective assignees or prospective participants, in each case who agree in writing to be bound by the provisions of this Section 13.10 (it being understood that any electronically recorded agreement from any Person listed above in this clause (e) in respect to any electronic information (whether posted or otherwise distributed on Intralinks or any other electronic distribution system) shall satisfy the requirements of this clause (e)), (f) in connection with the exercise of remedies hereunder or under any Credit Document or to the extent required in connection with any litigation with respect to the Loans or any Credit Document or (g) with Borrower’s prior written consent. SECTION 13.11. Independence of Representations, Warranties and Covenants. The representations, warranties and covenants contained herein shall be independent of each other and no exception to any representation, warranty or covenant shall be deemed to be an exception to any other representation, warranty or

-145- covenant contained herein unless expressly provided, nor shall any such exception be deemed to permit any action or omission that would be in contravention of applicable law. SECTION 13.12. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement. SECTION 13.13. Gaming Laws. (a) Notwithstanding anything to the contrary in this Agreement or any other Credit Document, this Agreement and the other Credit Documents are subject to the Gaming Laws and the laws involving the sale, distribution and possession of alcoholic beverages and/or tobacco, as applicable (the “Liquor Laws”). Without limiting the foregoing, Administrative Agent, each other Agent, each Lender and each participant acknowledges that (i) it is the subject of being called forward by any Gaming Authority or any Governmental Authority enforcing the Liquor Laws (the “Liquor Authority”), in each of their discretion, for licensing or a finding of suitability or to file or provide other information, and (ii) all rights, remedies and powers under this Agreement and the other Credit Documents, including with respect to Pledged Collateral and the entry into and ownership and operation of the Gaming Facilities, and the possession or control of gaming equipment, alcoholic beverages or a gaming or liquor license, may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of the Gaming Laws and Liquor Laws and only to the extent that required approvals (including prior approvals) are obtained from the requisite Governmental Authorities. (b) Notwithstanding anything to the contrary in this Agreement or any other Credit Document, Administrative Agent, each other Agent, each Lender and each participant agrees to cooperate with each Gaming Authority and each Liquor Authority (and, in each case, to be subject to Section 2.11) in connection with the administration of their regulatory jurisdiction over Borrower and the other Credit Parties, including, without limitation, the provision of such documents or other information as may be requested by any such Gaming Authorities and/or Liquor Authorities relating to Administrative Agent, any other Agent, any of the Lenders or participants, Borrower and its Subsidiaries or to the Credit Documents. (c) Notwithstanding anything to the contrary in this Agreement or any other Credit Document, to the extent any provision of this Agreement or any other Credit Document excludes any assets from the scope of the Pledged Collateral, or from any requirement to take any action to make effective or perfect any security interest in favor of Collateral Agent or any other Secured Party in the Pledged Collateral, the representations, warranties and covenants made by Borrower or any Restricted Subsidiary in this Agreement with respect to the creation, perfection or priority (as applicable) of the security interest granted in favor of Collateral Agent or any other Secured Party (including, without limitation, Article VIII of this Agreement) shall be deemed not to apply to such assets. (d) The Collateral Agent, Administrative Agent, Secured Parties and their respective successors and assignees are subject to being called forward by the Gaming Authorities, in their discretion, for licensing or findings of suitability in order to remain entitled to the benefits of this Agreement or any other Credit Document. SECTION 13.14. USA Patriot Act. Each Lender that is subject to the Act (as hereinafter defined) to the extent required hereby, notifies Borrower and the Guarantors that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies Borrower and the Guarantors, which information includes the name and address of Borrower and the Guarantors and other information that will allow such Lender to identify Borrower and the Guarantors in accordance with the Act, and Borrower and the Guarantors agree to provide such information from time to time to any Lender.

-146- SECTION 13.15. Judgment Currency. (a) Borrower’s obligations hereunder and under the other Credit Documents to make payments in Dollars (the “Obligation Currency”) shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by Administrative Agent, Collateral Agent, the respective L/C Lender or the respective Lender of the full amount of the Obligation Currency expressed to be payable to Administrative Agent, Collateral Agent, such L/C Lender or such Lender under this Agreement or the other Credit Documents. If, for the purpose of obtaining or enforcing judgment against Borrower in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the “Judgment Currency”) an amount due in the Obligation Currency, the conversion shall be made at the Dollar Equivalent thereof and, in the case of other currencies the rate of exchange (as quoted by Administrative Agent or if Administrative Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by Administrative Agent) determined, in each case, as of the day on which the judgment is given (such day being hereinafter referred to as the “Judgment Currency Conversion Date”). (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion and the date of actual payment of the amount due by Borrower, Borrower covenants and agrees to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate or exchange prevailing on the Judgment Currency Conversion Date. (c) For purposes of determining the Dollar Equivalent or any other rate of exchange for this Section 13.15, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency. SECTION 13.16. Waiver of Claims. Notwithstanding anything in this Agreement or the other Credit Documents to the contrary, the Credit Parties hereby agree that Borrower shall not acquire any rights as a Lender under this Agreement as a result of any Borrower Loan Purchase and may not make any claim as a Lender against any Agent or any Lender with respect to the duties and obligations of such Agent or Lender pursuant to this Agreement and the other Credit Documents; provided, however, that, for the avoidance of doubt, the foregoing shall not impair Borrower’s ability to make a claim in respect of a breach of the representations or warranties or obligations of the relevant assignor in a Borrower Loan Purchase, including in the standard terms and conditions set forth in the assignment agreement applicable to a Borrower Loan Purchase. SECTION 13.17. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Credit Document), Borrower and each other Credit Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Collateral Agent, the Documentation Agent, the Syndication Agents, the Lead Arrangers, the Arrangers and the Lenders are arm’s-length commercial transactions between Borrower, each other Credit Party and their respective Affiliates, on the one hand, and the Administrative Agent, the Collateral Agent, the Documentation Agent, the Syndication Agents, the Lead Arrangers, the Arrangers and the Lenders, on the other hand, (B) each of Borrower and the other Credit Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) Borrower and each other Credit Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Credit Documents; (ii) (A) the Administrative Agent, the Collateral Agent, the Documentation Agent, the Syndication Agents, the Lead Arrangers, the Arrangers and the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for Borrower, any other Credit Party or any of their respective Affiliates, or any other Person and (B) none of the Administrative Agent, the Collateral Agent, the Documentation Agent, the Syndication Agents, the Lead Arrangers, the Arrangers or the Lenders has any obligation to Borrower, any other

-147- Credit Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Credit Documents or in other written agreements between the Administrative Agent, the Collateral Agent, the Documentation Agent, the Syndication Agents, the Lead Arrangers, the Arrangers or any Lender on one hand and Borrower, any other Credit Party or any of their respective Affiliates on the other hand; and (iii) the Administrative Agent, the Collateral Agent, the Documentation Agent, the Syndication Agents, the Lead Arrangers, the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from, or conflict with, those of Borrower, the other Credit Parties and their respective Affiliates, and none of the Administrative Agent, the Collateral Agent, the Documentation Agent, the Syndication Agents, the Lead Arrangers, the Arrangers or the Lenders has any obligation to disclose any of such interests to Borrower, any other Credit Party or any of their respective Affiliates. Each Credit Party agrees that nothing in the Credit Documents will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between the Administrative Agent, the Collateral Agent, the Documentation Agent, the Syndication Agents, the Lead Arrangers, the Arrangers and the Lenders, on the one hand, and such Credit Party, its stockholders or its affiliates, on the other. To the fullest extent permitted by law, each of Borrower and each other Credit Party hereby waives and releases any claims that it may have against the Administrative Agent, the Collateral Agent, the Documentation Agent, the Syndication Agents, the Lead Arrangers, the Arrangers or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby (other than any agency or fiduciary duty expressly set forth in an any engagement letter referenced in clause (ii)(A)). SECTION 13.18. Lender Action. Each Lender agrees that it shall not take or institute any actions or proceedings, judicial or otherwise, for any right or remedy against any Credit Party or any other obligor under any of the Credit Documents or the Swap Contracts or (with respect to the exercise of rights against the collateral) Cash Management Agreements (including the exercise of any right of setoff, rights on account of any banker’s lien or similar claim or other rights of self-help), or institute any actions or proceedings, or otherwise commence any remedial procedures, with respect to any Collateral or any other property of any such Credit Party, without the prior written consent of Administrative Agent. The provisions of this Section 13.18 are for the sole benefit of the Agents and Lenders and shall not afford any right to, or constitute a defense available to, any Credit Party. SECTION 13.19. Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Credit Document, the interest paid or agreed to be paid under the Credit Documents (collectively, the “Charges”) shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If any Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to Borrower. In determining whether the interest contracted for, charged, or received by an Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. To the extent permitted by applicable Law, the interest and other Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section 13.19 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of repayment, shall have been received by such Lender. Thereafter, interest hereunder shall be paid at the rate(s) of interest and in the manner provided in this Agreement, unless and until the rate of interest again exceeds the Maximum Rate, and at that time this Section 13.19 shall again apply. In no event shall the total interest received by any Lender pursuant to the terms hereof exceed the amount that such Lender could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Rate. If the Maximum Rate is calculated pursuant to this Section 13.19, such interest shall be calculated at a daily rate equal to the Maximum Rate divided by the number of days in the year in which such calculation is made. If, notwithstanding the provisions of this Section 13.19, a court of competent jurisdiction shall finally determine that a Lender has received interest hereunder in excess of the Maximum Rate, Administrative Agent shall, to the extent permitted by applicable Law, promptly apply such excess in the order specified in this Agreement and thereafter shall refund any excess to Borrower or as a court of competent jurisdiction may otherwise order.

-148- SECTION 13.20. Payments Set Aside. To the extent that any payment by or on behalf of Borrower is made to any Agent, any L/C Lender or any Lender, or any Agent, any L/C Lender or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent, such L/C Lender or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred and the Agents’, the L/C Lender’s and the Lenders’ Liens, security interests, rights, powers and remedies under this Agreement and each Credit Document shall continue in full force and effect, and (b) each Lender severally agrees to pay to Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent or L/C Lender, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. In such event, each Credit Document shall be automatically reinstated (to the extent that any Credit Document was terminated) and Borrower shall take (and shall cause each other Credit Party to take) such action as may be requested by Administrative Agent, the L/C Lenders and the Lenders to effect such reinstatement. [Signature Pages Follow]

ANNEX A-1 REVOLVING COMMITMENTS Lender Revolving Commitment DEUTSCHE BANK AG NEW YORK BRANCH $43,000,000.00 BANK OF AMERICA, N.A. $43,000,000.00 THE BANK OF NOVA SCOTIA $43,000,000.00 CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK $43,000,000.00 FIFTH THIRD BANK $43,000,000.00 SUNTRUST BANK $43,000,000.00 SUMITOMO MITSUI BANKING CORPORATION $30,000,000.00 BNP PARIBAS $30,000,000.00 UBS AG, STAMFORD BRANCH $30,000,000.00 MORGAN STANLEY SENIOR FUNDING, INC. $15,000,000.00 BANK OF CHINA, LOS ANGELES BRANCH $12,000,000.00 Total Revolving Commitments: $375,000,000.00

ANNEX A-2 TERM FACILITY COMMITMENTS Lender Term Facility Commitment DEUTSCHE BANK AG NEW YORK BRANCH $100,333,333.34 BANK OF AMERICA, N.A. $100,333,333.34 THE BANK OF NOVA SCOTIA $100,333,333.33 CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK $100,333,333.33 FIFTH THIRD BANK $100,333,333.33 SUNTRUST BANK $100,333,333.33 SUMITOMO MITSUI BANKING CORPORATION $70,000,000.00 BNP PARIBAS $70,000,000.00 UBS AG, STAMFORD BRANCH $70,000,000.00 MORGAN STANLEY SENIOR FUNDING, INC. $35,000,000.00 BANK OF CHINA, LOS ANGELES BRANCH $28,000,000.00 Total Term Facility Commitments: $875,000,000.00

ANNEX A-3 L/C SUBLIMITS Lender L/C Sublimit1 DEUTSCHE BANK AG NEW YORK BRANCH 20.000000000% BANK OF AMERICA, N.A. 20.000000000% CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK 20.000000000% FIFTH THIRD BANK 20.000000000% BNP PARIBAS 20.000000000% 1 In the event the Borrower appoints any Lead Arranger as of the Closing Date as an additional L/C Lend- er pursuant to the Credit Agreement, the foregoing L/C Sublimits shall be readjusted such that, after giv- ing effect to such appointment, in respect of each then existing L/C Lender, its L/C Sublimit shall be the percentage obtained by dividing 100% by the number of then existing L/C Lenders.?

ANNEX B AMORTIZATION PAYMENTS TERM FACILITY LOANS DATE2 PRINCIPAL AMOUNT June 30, 2018 $21,875,000.00 September 30, 2018 $21,875,000.00 December 31, 2018 $21,875,000.00 March 31, 2019 $21,875,000.00 June 30, 2019 $21,875,000.00 September 30, 2019 $21,875,000.00 December 31, 2019 $21,875,000.00 March 31, 2020 $21,875,000.00 June 30, 2020 $21,875,000.00 September 30, 2020 $21,875,000.00 November 20, 2020 $656,250,000.00 2 If such date is not a Business Day, then the date shall be the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such date shall be the next preceding Busi- ness Day.

Schedule 1.01(a) LA\3840567.3 Schedule 1.01(a) Guarantors Company Legal Name Type of Organization Jurisdiction of Organization Wynn Las Vegas Holdings, LLC Limited liability company Nevada Wynn MA, LLC Limited liability company Nevada Everett Property, LLC Limited liability company Massachusetts

Schedule 1.01(b) LA\3840567.3 Schedule 1.01(b) Excluded Subsidiaries None.

Schedule 2.03 LA\3840567.3 Schedule 2.03 Specified Letters of Credit 1. Letter of credit issued by Deutsche Bank AG New York Branch to Ace American Insurance Company, dated September 1, 2007, for $4,992,654. 2. Letter of credit issued by Deutsche Bank AG New York Branch to Liberty Mutual Insurance Company, dated February 5, 2007, for $330,869. 3. Letter of credit issued by Deutsche Bank AG New York Branch to National Union Fire Insurance Company (previously American International Group), dated October 31, 2006, for $11,389,219. 4. Letter of credit issued by Deutsche Bank AG New York Branch to Stonington Insurance Company (QBE North America), dated November 1, 2014, for $1,100,000, which will increase to $2,200,000 on May 1, 2015.

Schedule 7.01 LA\3840567.3 Schedule 7.01 Opinions of Local Counsel 1. Nevada 2. Massachusetts

Schedule 7.01(j) LA\3840567.3 Schedule 7.01(j) Approvals None.

Schedule 8.03 LA\3840567.3 Schedule 8.03 Litigation* None. * The fact that the items in this schedule are listed does not constitute an acknowledgment or create any inference, express or implied, that any of these items necessarily constitute, or are reasonably expected to constitute, a Material Adverse Effect.

Schedule 8.07 LA\3840567.3 Schedule 8.07 ERISA None.

Schedule 8.10 LA\3840567.3 Schedule 8.10 Environmental Matters* The matters described in the environmental reports provided to the Administrative Agent prior to the Closing Date. * The fact that the items in this schedule are listed does not constitute an acknowledgment or create any inference, express or implied, that any of these items necessarily constitute, or are reasonably expected to constitute, a Material Adverse Effect.

Schedule 8.12(a) LA\3840567.3 Schedule 8.12(a) Subsidiaries Wynn America, LLC Name and Jurisdiction of Issuing Entity Ownership (%) Wynn Las Vegas Holdings, LLC 100% Wynn MA, LLC 100% Everett Property, LLC 100%

Schedule 8.12(b) LA\3840567.3 Schedule 8.12(b) Immaterial Subsidiaries None.

Schedule 8.12(c) LA\3840567.3 Schedule 8.12(c) Unrestricted Subsidiaries None.

Schedule 8.13(a) LA\3840567.3 Schedule 8.13(a) Ownership None.

Schedule 8.15 LA\3840567.3 Schedule 8.15 Licenses and Permits None.

Schedule 8.18 LA\3840567.3 Schedule 8.18 Intellectual Property None.

Schedule 8.19 LA\3840567.3 Schedule 8.19 Regulation H None.

Schedule 8.21(a) LA\3840567.3 Schedule 8.21(a) Real Property None.

Schedule 8.21(b) LA\3840567.3 Schedule 8.21(b) Real Property Takings, etc. None.

Schedule 9.12 LA\3840567.3 Schedule 9.12 Designated Unrestricted Subsidiaries None.

Schedule 10.01 LA\3840567.3 Schedule 10.01 Existing Indebtedness None.

Schedule 10.02 LA\3840567.3 Schedule 10.02 Certain Existing Liens None.

Schedule 10.04 LA\3840567.3 Schedule 10.04 Investments None.

Schedule 10.07 LA\3840567.3 Schedule 10.07 Transactions with Affiliates None.